Exhibit 99.3

NOVATION AGREEMENT

This NOVATION AGREEMENT, dated as of September 14, 2012 (this “Agreement”), by and between Financial Guaranty Insurance Company, a New York stock insurance company (“FGIC”), and National Public Finance Guarantee Corporation (formerly named MBIA Insurance Corp. of Illinois), a New York stock insurance company (“National” and, together with FGIC, the “Parties”).

RECITALS

WHEREAS, FGIC and MBIA Insurance Corporation, a New York stock insurance company (“MBIA”), entered into (i) a Reinsurance Agreement, dated as of September 30, 2008 (the “Reinsurance Agreement”), pursuant to which FGIC ceded as reinsurance to MBIA, and MBIA assumed as reinsurance from FGIC, the interest of FGIC in and to, and the risks associated with each of the Covered Policies (as defined below) (net of certain pre-existing third party reinsurance relating to the Covered Policies provided to FGIC), and (ii) an Administrative Services Agreement, dated as of December 1, 2008 (the “Administrative Services Agreement”), pursuant to which MBIA agreed to provide all administrative and other services on behalf of and for FGIC with respect to the Covered Policies;

WHEREAS, pursuant to an Assignment and Assumption Agreement, dated as of February 17, 2009 (the “Assignment and Assumption Agreement”), MBIA assigned to National all of its rights, interests, obligations and liabilities under the Reinsurance Agreement, effective as of January 1, 2009, and National assumed the same;

WHEREAS, in connection with the Assignment and Assumption Agreement, National and MBIA entered into a subcontracting arrangement, whereby National agreed to provide all services required to be performed by MBIA under the Administrative Services Agreement; and

WHEREAS, FGIC desires to transfer by novation to National the Covered Policies, the Covered Policy Liabilities (as defined below) and the Covered Policy Rights (as defined below), and National desires to accept such transfer by novation and assume the Covered Policies, the Covered Policy Liabilities and the Covered Policy Rights, all on the terms and subject to the conditions provided herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

DEFINITIONS

1.1      Definitions.  As used in this Agreement, the following terms shall have the meanings set forth below:

(a)	“Administrative Services Agreement” shall have the meaning set forth in the recitals to this Agreement.

(b)	“Affiliate” means, with respect to any particular Person, any other Person which, directly or indirectly, controls or is controlled by or under common control with such particular Person. A Person will be “controlled by” any other Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, contract, or otherwise.

(c)	“Agreement” shall have the meaning set forth in the preamble to this Agreement.

(d)	“Assignment and Assumption Agreement” shall have the meaning set forth in the recitals to this Agreement.

(e)	“Business Day” means any day other than a day on which banks in the State of New York are permitted or required to be closed.

(f)	“Court Order” means an order of the Rehabilitation Court in the Proceeding approving this Agreement and ordering that the Covered Policies, the Covered Policy Rights and the Covered Policy Liabilities shall be legally novated from FGIC to National in accordance with the terms and conditions of this Agreement.

(g)	“Covered Policy” means each Policy written by FGIC and reinsured by National (as assignee of MBIA) pursuant to the Reinsurance Agreement, as set forth on Schedule 1.

(h)

“Covered Policy Liabilities” means the Liabilities of FGIC pursuant to the terms and conditions of the Covered Policies. For the avoidance of doubt, neither the term “Covered Policy” nor the term “Covered Policy Liabilities” shall include (i) any FGIC Extra Contractual Obligations, (ii) any Liabilities of FGIC arising out of or relating to any agreement, contract, instrument or other document included in the definition of Covered Policy Rights, other than to the extent (x) pursuant to the terms and conditions of the Covered Policies or (y) arising out of any action or inaction of National or any of its Affiliates, (iii) any Liabilities of FGIC arising out of FGIC’s entry into this Agreement and the consummation of the transactions contemplated hereby and (iv) any Liabilities of FGIC or any of its Affiliates arising from or relating to litigation known as AMBAC Bond Insurance Cases and the City of Phoenix vs. Ambac Assurance Corporation, MBIA Insurance Corporation and Financial Guaranty Insurance Company or litigation on substantially similar matters; provided that this exclusion (iv) shall not include amounts payable pursuant to the terms and conditions of the Covered Policies.

(i)	“Covered Policy Rights” means the rights of FGIC under or with respect to the Covered Policies and the rights of FGIC, as the original insurer, surety or similar capacity under the Covered Policies, under any agreement, contract, instrument or other document relating to the Covered Policies or any obligations insured by the Covered Policies. For the avoidance of doubt, Covered Policy Rights shall not include Third Party Reinsurance or any other reinsurance coverage of risks under any of the Covered Policies or FGIC’s rights thereunder.

(j)	“Covered Policyholder” means for each Covered Policy the holder or beneficiary of such Covered Policy as set forth therein.

(k)	“Documents” shall have the meaning set forth in Section 3.1(b) of this Agreement.

(l)	“Extra Contractual Obligations” means, with respect to any Person, all liabilities (i) for compensatory, consequential, exemplary, punitive or similar damages which directly relate to any alleged or actual act, error, omission, fraud or misrepresentation by such Person, any of its Affiliates or any of its or its Affiliates’ officers or employees, whether intentional or otherwise or (ii) from any actual or alleged reckless conduct or bad faith by such Person, any of its Affiliates or any of its or its Affiliates’ officers or employees in connection with such Person’s handling of any claim under any of the Covered Policies (including the settlement, defense of, or appeal of any claim) or in connection with the issuance, offer, sale, delivery, cancellation or administration by such Person or any of its Affiliates or any of its or its Affiliates’ officers or employees of any of the Covered Policies.

(m)	“FGIC” shall have the meaning set forth in the preamble to this Agreement.

(n)	“FGIC Extra Contractual Obligations” means any and all Extra Contractual Obligations to the extent arising out of any action or inaction of FGIC or any of its Affiliates.

(o)

“Final Order” means an order or judgment of a court of competent jurisdiction entered on the docket maintained by the clerk of such court that has not been reversed, vacated or stayed and as to which (i) the time to appeal, petition for certiorari or move for a new trial, reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for a new trial, reargument or rehearing shall then be pending, or (ii) if an appeal, writ of certiorari, new trial, reargument or rehearing thereof has been sought, (a) such order or judgment shall have been affirmed by the highest court to which such order was appealed, leave to appeal or certiorari shall have been denied or a new trial, reargument or rehearing shall have been denied or resulted in no modification of such order or otherwise been dismissed with prejudice, and (b) the time to take any further appeal, petition for certiorari, or move for a new trial, reargument or rehearing shall have expired; provided, however, that the possibility that a motion under Rule 60 of the Federal Rules of Civil Procedure, Rule 5015 of the New York Civil Practice Law and Rules, or any analogous rule, may be filed relating to such order shall not prevent such order from being a Final Order.

(p)	“Governmental Authority” means any federal, state, local or foreign government or any subdivision, agency, instrumentality, authority, self-regulatory organization, department, commission, board or bureau thereof or any federal, state, local or foreign court or tribunal.

(q)	“Liabilities” means any and all claims, losses, exposures, risks, liabilities, expenses and other obligations of any kind or nature, whether based in contract, tort or otherwise, whether known, unknown, asserted, not asserted, absolute, contingent, accrued, unaccrued, disputed, undisputed, or otherwise, and whether incurred, existing or arising before, on or after the Novation Effective Date.

(r)	“Master Agreement” shall have the meaning set forth in Section 2.3(a) of this Agreement.

(s)	“Material Adverse Effect” means a material adverse effect on (i) the ability of the applicable Party to consummate the transactions contemplated by this Agreement, (ii) the ability of the applicable Party to perform its obligations under this Agreement or (iii) the effectiveness of the novation of the Covered Policies, the Covered Policy Rights or the Covered Policy Liabilities as contemplated by this Agreement.

(t)	“MBIA” shall have the meaning set forth in the recitals to this Agreement.

(u)	“National” shall have the meaning set forth in the preamble to this Agreement.

(v)	“National Extra Contractual Obligations” means any and all Extra Contractual Obligations to the extent arising out of any action or inaction of National or any of its Affiliates (including, for the avoidance of doubt, any such action or inaction during the term of the Administrative Services Agreement).

(w)	“Novation Effective Date” means the earliest date on which both (i) all conditions to the effectiveness of the Plan are either satisfied or waived pursuant to the terms of the Plan and (ii) the Court Order is in full force and effect and is a Final Order, provided that FGIC may waive in writing the requirement that the Court Order be a Final Order.

(x)	“Novation Endorsement” shall have the meaning set forth in Section 2.4 of this Agreement.

(y)	“Parties” shall have the meaning set forth in the preamble to this Agreement.

(z)	“Person” means an individual, corporation, limited liability company, association, joint-stock company, business trust or other similar organization, partnership, joint venture, trust, unincorporated organization or government or any agency, instrumentality or political subdivision thereof.

(aa)	“Plan” means the Plan of Rehabilitation for FGIC (or, if the Proceeding is converted to a liquidation proceeding, the Plan of Liquidation for FGIC) as approved by an order entered by the Rehabilitation Court in the Proceeding.

(bb)	“Policy” means a policy, insurance contract, surety bond, financial guarantee, or similar instrument or contract (but not including forward commitments to issue any of the foregoing), issued or written by FGIC in the United States, the District of Columbia, Puerto Rico or the U.S. Virgin Islands, and shall include primary policies, secondary market policies and ancillary policies or guaranties guarantying debt service reserve fund obligations, interest rate swaps and liquidity facilities or similar obligations in connection with primary policies.

(cc)	“Proceeding” means the rehabilitation proceeding for FGIC pursuant to Article 74 of the New York Insurance Law (“Article 74”) currently pending before the Rehabilitation Court, captioned as In the Matter of the Rehabilitation of Financial Guaranty Insurance Company, Index No. 401265/2012, as such proceeding may be converted to a liquidation proceeding pursuant to Article 74.

(dd)	“Records” shall have the meaning set forth in Section 3.2(b) of this Agreement.

(ee)	“Rehabilitation Court” means the court having jurisdiction over the Proceeding.

(ff)	“Rehabilitation Order” means the Order of Rehabilitation signed by the Honorable Doris Ling-Cohan of the Rehabilitation Court on June 28, 2012 in the Matter of the Application of Benjamin M. Lawsky, Superintendent of Financial Services of the State of New York, for an order to take possession of the property of and rehabilitate Financial Guaranty Insurance Company, Index No. 401265/2012.

(gg)	“Reinsurance Agreement” shall have the meaning set forth in the recitals to this Agreement.

(hh)	“Second-to-Pay Policy” means the second-to-pay policy (policy No. MBNA-0002), as amended or supplemented, issued by National, whereby National agreed, among other things, to guarantee any shortfall in amounts due from FGIC under the Covered Policies.

(ii)	“Third Party Reinsurance” means, as of any date of determination, all reinsurance coverage of risks under any of the Covered Policies provided to FGIC by a Third Party Reinsurer as of such date.

(jj)	“Third Party Reinsurers” means, as applicable, each third party reinsurer of FGIC, including Assured Guaranty Corp. and its Affiliates, American Overseas Reinsurance Company Limited (fka RAM Reinsurance Company Ltd.) and The TOA Reinsurance Company of America.

1.2      Interpretation.  When a reference is made in this Agreement to an Article, Section, Exhibit, or Schedule, such reference shall be to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The Article and Section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes. References to a Person are also to its permitted successors and assigns.

ARTICLE II

NOVATION OF THE COVERED POLICIES

2.1      Novation.  As of the Novation Effective Date, without the need for any action on the part of either Party or any other Person (including any consent or other action on the part of any Covered Policyholder or any other interested Person):

(a)	FGIC hereby transfers by novation to National, and National hereby accepts such transfer by novation of, the Covered Policies, the Covered Policy Rights and the Covered Policy Liabilities, with the effect that National is hereby irrevocably designated the successor in interest to, and substituted in the place and stead of, FGIC as if it were the original insurer, surety or Person acting in a similar capacity under the Covered Policies and with respect to the Covered Policy Rights and the Covered Policy Liabilities, and National will be the sole insurer, surety or Person acting in a similar capacity, respectively, under the Covered Policies and with respect to the Covered Policy Rights and the Covered Policy Liabilities.

(b)	National hereby irrevocably accepts the Covered Policy Rights, including all rights to premiums, recoveries, subrogation and salvage that have accrued or may accrue under or with respect to the Covered Policies but excluding any such amounts paid by any Person to MBIA or National pursuant to the Administrative Services Agreement prior to the Novation Effective Date, and shall have the sole and direct benefit of such Covered Policy Rights in substitution for FGIC; provided, however, that, for the avoidance of doubt, it is acknowledged and agreed that pursuant to the Reinsurance Agreement FGIC has previously ceded and paid to National (as assignee of MBIA) all unearned premiums relating to the Covered Policies net of the ceding commissions payable to FGIC thereunder and that FGIC shall not have any obligation to pay or remit to National any additional or further premiums relating to the Covered Policies except as and to the extent provided in the next sentence. FGIC shall promptly remit to National one hundred percent (100%) of the premiums, recoveries, subrogation and salvage under or with respect to the Covered Policies, if any, that FGIC may receive after the Novation Effective Date. All monies, checks, drafts, money orders and other instruments received by FGIC after the Novation Effective Date for such amounts will be promptly transferred and delivered to National and any such instruments, when so delivered, will bear all endorsements required to effect the transfer to National.

(c)

National hereby irrevocably assumes the Covered Policy Liabilities, and shall have the sole and direct liability and responsibility for, and shall fully and timely perform, the Covered Policy Liabilities in substitution for FGIC. National shall have the direct benefit of, and be fully subrogated to, any and all defenses, setoffs and counterclaims to which FGIC would have been entitled under or with respect to the Covered Policies or the Covered Policy Liabilities. The Parties agree that no such defenses, set-offs or counterclaims are waived by the execution of this Agreement or the consummation of the transactions contemplated hereby.

(d)	The Covered Policyholders, the issuers or obligors of the obligations insured by the Covered Policies and all other interested Persons are authorized and directed to pay all future premiums and recoveries, if any, and to submit all future claims, if any, under or with respect to the Covered Policies solely and directly to National and to treat National for all purposes as if it had originally issued or written the Covered Policies instead of FGIC.

(e)	The Covered Policies shall remain in full force and effect and will be subject in all respects to the same terms and conditions of the Covered Policies, respectively, as in effect immediately prior to the Novation Effective Date, except as modified hereby or by the Novation Endorsement.

2.2      Release and Discharge of FGIC.  As of the Novation Effective Date, without the need for any action on the part of either Party or any other Person (including any consent or other action on the part of any Covered Policyholder or any other interested Person), FGIC is hereby irrevocably released and fully, finally and forever discharged from the Covered Policy Liabilities, and National shall indemnify, defend and hold FGIC harmless against all Covered Policy Liabilities.

2.3      Reinsurance Agreement, Administrative Services Agreement and Master Agreement.

(a)

Without the need for any action on the part of either Party or any other Person (including any consent or other action on the part of any Covered Policyholder or any other interested Person), the Parties hereby agree that each of the (i) Reinsurance Agreement, following settlement as of the Novation Effective Date of all amounts then known to be owed and remaining unpaid on such date as between FGIC and National under or with respect to the Reinsurance Agreement, (ii) Administrative Services Agreement, and (iii) Master Agreement, dated as of August 27, 2008, by and among FGIC, MBIA Inc. and MBIA (the “Master Agreement”), shall terminate as of the Novation Effective Date, and each Party shall be irrevocably released and fully, finally and forever discharged from any and all Liabilities to the other Party thereunder or with respect thereto, including any Liability of National to FGIC to return premium on any Policies determined after the Novation Effective Date to have been refinanced or otherwise not in-force as of the effective date of the Reinsurance Agreement, in each case subject to Sections 2.3(c) and (d) below. Notwithstanding anything to the contrary herein or in any of the foregoing agreements, in the event of any commutation or recapture of any or all the Third Party Reinsurance, whether before, at or after the Novation Effective Date, no amount or other obligation shall be payable or owed by FGIC to National in connection therewith.

(b)	National has informed FGIC, and FGIC acknowledges, that pursuant to Section 3 of the Second-to-Pay Policy, upon the termination of the Reinsurance Agreement, the Second-to-Pay Policy will be cancelled automatically and immediately without any further action on the part of National.

(c)	In the event that an applicable Governmental Authority should finally determine that all or any portion of any Covered Policies, Covered Policy Rights and/or Covered Policy Liabilities are not, by virtue of this Agreement, legally novated to National, the Parties hereby agree that the Reinsurance Agreement and the Administrative Services Agreement and the Parties’ respective rights and obligations thereunder shall be deemed to be reinstated and in full force and effect (continuously from and after the Novation Effective Date, but without giving effect to any provisions concerning Third Party Reinsurance), solely as to such Covered Policies, Covered Policy Rights and/or Covered Policy Liabilities (or portion thereof, as applicable) that were subject to such final determination, as the case may be, automatically and without any further action of the Parties or any other Person notwithstanding Section 2.3(a) of this Agreement. Furthermore, with respect to any such determination (final, pending, threatened, potential or otherwise) or similar matter, facts or circumstances, notwithstanding anything herein to the contrary (i) automatic reinstatement of the Reinsurance Agreement and Administrative Services Agreement and the Parties’ respective rights and obligations thereunder, solely if and to the extent provided under the foregoing sentence, shall be the sole and exclusive remedy of the Parties and (ii) this Agreement shall terminate with respect to such Covered Policies, Covered Policy Rights and/or Covered Policy Liabilities, or any such portion thereof, as applicable, and neither Party shall have any Liability under or arising out of this Agreement with respect thereto.

(d)

In the event that an applicable Governmental Authority should issue a stay or injunction preventing the implementation of this Agreement with respect to all or any portion of any Covered Policies, Covered Policy Rights and/or Covered Policy Liabilities, the Parties hereby agree that the Reinsurance Agreement and the Administrative Services Agreement and the Parties’ respective rights and obligations thereunder shall be deemed to be reinstated and in full force and effect (continuously from and after the Novation Effective Date, but without giving effect to any provisions concerning Third Party Reinsurance), during the pendency of such stay or injunction solely as to such Covered Policies, Covered Policy Rights and/or Covered Policy Liabilities (or portion thereof, as applicable) that were subject to such stay or injunction, as the case may be, automatically and without any further action of the Parties or any other Person notwithstanding Section 2.3(a) of this Agreement. Furthermore, with respect to any such stay or injunction (final, pending, threatened, potential or otherwise) or similar matter, facts or circumstances, notwithstanding anything herein to the contrary (i) automatic reinstatement of the Reinsurance Agreement and Administrative Services Agreement and the Parties’ respective rights and obligations thereunder, solely if and to the extent provided under the foregoing sentence, shall be the sole and exclusive remedy of the Parties and (ii) neither Party shall have any Liability under or arising out of this Agreement with respect thereto.

2.4      Novation Endorsement.  National will use its commercially reasonable efforts to deliver an assumption and novation endorsement substantially in the form attached hereto as Exhibit A (the “Novation Endorsement”) to the Covered Policyholders on or as soon as practicable after the Novation Effective Date. On or promptly following the Novation Effective Date, National shall (i) post to its website the Novation Endorsement and a notice relating to the consummation of the transactions contemplated hereby in a form mutually acceptable to the Parties and (ii) use its commercially reasonable efforts to post the Novation Endorsement and the foregoing notice to the Electronic Municipal Market Access system. Notwithstanding the foregoing, in no event shall the effectiveness of this Agreement, including for the avoidance of doubt the novation, assumptions, discharges and releases effected hereby and the other agreements hereunder, be conditioned on National’s fulfillment of its obligations under this Section 2.4.

2.5      Errors and Omissions.  Inadvertent errors or omissions will not relieve any Party from liability hereunder provided that the error or omission is rectified as soon as reasonably practicable after discovery. Upon discovery of an error or omission, the discovering Party will notify the other Party. The Parties will agree to work together in good faith to resolve, consistent with the terms of this Agreement, problems, issues or disputes caused by any such error or omission.

ARTICLE III

REPRESENTATIONS AND WARRANTIES AND COVENANTS

3.1      Representations and Warranties.  As of the date hereof and as of the Novation Effective Date, each Party hereby represents and warrants to the other Party as follows:

(a)	Good Standing. Such Party is duly organized, validly existing and in good standing (except, in the case of FGIC, for any adverse effect resulting from the commencement of the Proceeding) under the laws of the jurisdiction of its organization with full power and authority to execute and deliver, and to perform and observe the terms and provisions of, this Agreement.

(b)	Power and Authority. Such Party has all requisite power and authority to execute and deliver this Agreement as contemplated hereby and each other agreement, document, instrument or certificate to be executed by such Party as contemplated hereby or in connection with the consummation of the transactions contemplated hereby (the “Documents”) and, subject to the occurrence of the Novation Effective Date, to perform its obligations under this Agreement and the Documents. In the case of National, it has all insurance and other licenses required for the consummation of the transactions contemplated hereby and the performance of its obligations under this Agreement and the Documents, except those (i) as to which the failure to be obtained by such Party would not reasonably be expected to have a Material Adverse Effect, or (ii) which will be obtained, on or prior to the Novation Effective Date. No judgment, order or regulatory action has been entered or taken that would reasonably be expected to lead to the revocation, amendment, failure to renew, limitation, suspension or restriction of any such insurance or other license.

(c)	Authorization. Such Party’s execution and delivery of, and performance of its obligations under, this Agreement and the Documents to be executed and delivered by such Party have been duly authorized by all necessary corporate action on its part (in the case of FGIC, including by the Superintendent of Financial Services of the State of New York (or his designee), as court-appointed rehabilitator of FGIC, pursuant to and as contemplated by the Rehabilitation Order).

(d)	Enforceability. This Agreement constitutes, and each of the Documents to be executed and delivered by such Party (when so executed and delivered) will constitute, a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(e)	No Consent or Approval. No consent, approval, order or authorization is required to be obtained from, and no notice or filing is required to be provided or made to, any Governmental Authority by such Party in order to execute, deliver and perform its obligations under this Agreement and each of the Documents to be executed and delivered by it, except those (i) as to which the failure to be obtained, provided or made, as applicable, by such Party would not reasonably be expected to have a Material Adverse Effect or (ii) which have already been obtained, provided or made, as applicable, by such Party or, as to performance, which will be obtained, provided or made, as applicable, by such Party on or prior to the Novation Effective Date and except, as to performance, for the Court Order which must be in full force and effect on the Novation Effective Date.

(f)	No Conflicts. Such Party’s execution and delivery of, and performance of its obligations under, this Agreement and each of the Documents to be executed and delivered by such Party does not and will not, subject to obtaining, providing or making, as applicable, the consents, approvals, orders, authorizations, notices and filings contemplated to be obtained, provided or made in Section 3.1(e) hereof or required for the Novation Effective Date to occur: (i) violate any provision of law, rule or regulation applicable to such Party or of such Party’s certificate of incorporation, bylaws or other organizational documents; or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it is a party.

(g)	No Judgment or Order. To its knowledge, there is no judgment, order or regulatory action invalidating this Agreement or enjoining the transactions contemplated hereby.

3.2	Covenants.

(a)	Rehabilitation Court Approval. Each Party agrees to use its commercially reasonable efforts to seek to facilitate the Rehabilitation Court’s approval of this Agreement and the consummation of the transactions contemplated hereby.

(b)	Transfer of Records. Promptly following the Novation Effective Date, FGIC shall transfer and deliver to National all the underwriting and surveillance files and records relating to the Covered Policies in FGIC’s possession or under its control to the extent that such files and records are material and such other files and records relating to the Covered Policies as may be reasonably requested by National promptly following such request (the “Records”). National agrees that after such delivery, FGIC will be entitled, upon reasonable request, during normal business hours and at FGIC’s expense to inspect and copy the Records. Any and all correspondence, records or documents coming into the possession of FGIC after the Novation Effective Date, which directly pertain to any Covered Policy or Covered Policy Rights, will be promptly delivered to National by FGIC.

(c)	Accounting. From and including the Novation Effective Date, National shall account for the Covered Policies as direct business of National, National shall maintain all unearned premium, contingency, loss and loss adjustment expense and other statutory reserves required with respect to the Covered Policies, and FGIC shall have no further obligations for reserving or accounting for the Covered Policies.

ARTICLE IV

GENERAL PROVISIONS

4.1      Termination.  If the Novation Effective Date does not occur on or prior to December 31, 2013, then National shall have the option to terminate this Agreement by giving FGIC written notice of its election to terminate at any time after such date if and so long as the Novation Effective Date shall not have occurred prior to the delivery of such notice or the termination date specified in such notice. Either Party shall have the option to terminate this Agreement (by delivering written notice to the other Party) if the Plan or supplements thereto as submitted to the Rehabilitation Court (either initially, or on any subsequent submission date) and as may be modified, amended or supplemented thereafter do not include this Agreement in the form as executed by the Parties, or with such changes as the Parties may approve in writing.

4.2      Amendments and Waivers.  This Agreement may not be amended, modified, supplemented or changed, and any provision hereof may not be waived or extended, without a writing signed by each Party. The waiver by any Party of any breach of any provision hereof shall be limited to its specific terms and shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of a Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies at law.

4.3      Notices and Reports.  All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally by hand, when sent by facsimile transmission (with confirmation of such transmission), or one Business Day following the day sent by next day delivery service using a nationally recognized overnight courier, in each case at the following addressed and facsimile numbers (or to such other address or facsimile number as a Party may have specified by notice given to the other Party pursuant to this provision):

If to FGIC:	Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
Attention: General Counsel
Facsimile: (212) 312-3221

If to National:	National Public Finance Guarantee Corporation
113 King Street
Armonk, NY 10504
Attention: General Counsel
Facsimile: 914-765-3919

4.4      Severability.  The invalidity or unenforceability of any provision or portion hereof shall not affect the validity or enforceability of the other provisions or portions hereof, all of which shall remain in full force and effect.

4.5      Incontestability.  In consideration of the mutual covenants and agreements contained herein, each Party does hereby agree that this Agreement, and each and every provision hereof, is and shall be enforceable by and between them according to its terms, and each Party does hereby agree that it shall not, directly or indirectly, contest the validity or enforceability this Agreement or any provision hereof.

4.6      Entire Agreement.  This Agreement constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, and negotiations, both written and oral, relating thereto.

4.7      Further Assurances.  Upon the terms and subject to the conditions herein, each Party agrees to use its commercially reasonable efforts to take or cause to be taken all actions, and to do or cause to be done, and to assist and cooperate with the other Party in doing, all things, in each case as are necessary, proper or advisable and in compliance with applicable law to carry out the purposes of this Agreement and the consummation of the transactions contemplated hereby. In furtherance of the foregoing, FGIC agrees to use its commercially reasonable efforts on and after the Novation Effective Date, at the reasonable request of National, to execute and deliver any instruments, consents, waivers, amendments, notices and other documents, to take any actions or refrain from taking any actions, and to make any filings, appearances or other steps before a Governmental Authority or otherwise as are necessary and appropriate and in compliance with applicable law in order to permit National to seek to exercise and enforce the Covered Policy Rights, including seeking to commence litigation or any other proceeding before a Governmental Authority in order to seek to mitigate a loss or potential loss or protect, perfect or exercise any subrogation, salvage or reimbursement rights or security interests with respect to any Covered Policy. For the avoidance of doubt, neither Party shall institute, prosecute or maintain any legal proceedings on behalf of the other Party without the prior written consent of such other Party. Upon FGIC’s request and from time to time, National shall reimburse FGIC for all reasonable out-of-pocket costs and expenses incurred by FGIC in connection with any activities contemplated by this Section that are undertaken or made at the request or direction of National, including the costs and expenses of defending or participating in any legal or other proceedings; provided, however, that FGIC shall use its commercially reasonable efforts to notify National if FGIC determines that, in connection with any such request or direction of National, it would expect to incur out-of-pocket costs and expenses exceeding $10,000.

4.8      Indemnification by National.  The provisions of Exhibit B attached hereto are hereby incorporated into this Agreement by reference in their entirety and made a part of this Agreement as if fully set forth herein.

4.9      Costs and Expenses.  Unless provided herein (including Sections 4.7 and 4.8), each Party will pay its own costs and expenses (including legal fees) incurred in connection with the negotiation, preparation and execution of this Agreement and the Documents and the consummation of the novation transaction specified herein.

4.10    Counterparts.  This Agreement may be executed in counterparts (or by counterpart signature pages), each of which shall be deemed an original and all of which constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile, email or other electronic imaging means shall be as effective as delivery of an original manually executed counterpart of this Agreement.

4.11    Parties in Interest.  Nothing in this Agreement is intended or shall be construed to give any Person, other than the Parties and their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

4.12    Submission to Jurisdiction.  Each Party irrevocably submits to the exclusive jurisdiction of the Rehabilitation Court for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby; provided, that in the event that the Rehabilitation Court is not available, each Party irrevocably submits to the exclusive jurisdiction of any state court located in New York County in the State of New York for such purposes. Each Party agrees to commence any such action, suit or proceeding in the Rehabilitation Court or, in the event that the Rehabilitation Court is not available for such purposes, the Supreme Court of the State of New York, New York County. Each Party further agrees that service of any process, summons, notice or document by U.S. registered mail to such Party’s respective address set forth above shall be effective service of process for any action, suit or proceeding in the State of New York with respect to any matters to which it has submitted to jurisdiction in this Section. Each Party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in such court, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. The Parties intend the broadest possible exclusive jurisdiction of the Rehabilitation Court. Notwithstanding the foregoing, any judgment against any Party hereto may be enforced using the assistance of such courts as may be available to aid in the enforcement of judgments.

4.13    WAIVER OF RIGHT TO JURY TRIAL.  EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MIGHT HAVE TO A TRIAL BY JURY IN ANY ACTION, MATTER OR PROCEEDING REGARDING THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

4.14    Binding Effect; Assignment.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign or delegate all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the other Party, which consent may be given or withheld in such other Party’s sole discretion; and any attempt to assign or delegate any rights, obligations or liabilities under this Agreement without such consent shall be void.

4.15    Governing Law.  This Agreement shall be construed in accordance with and be governed by the law of the State of New York applicable to contracts entered into therein, without regard to principles of choice of law or conflicts of laws that might lead to the application of laws other than the laws of the State of New York.

4.16    Specific Performance.  Each Party acknowledges and agrees that irreparable injury to the other Party would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that such injury would not be adequately compensable in damages. It is accordingly agreed that each Party shall be entitled to seek specific enforcement of, and injunctive relief to prevent any violation of, the terms hereof and the other Party will not take action, directly or indirectly, in opposition to such Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity, nor shall such other Party seek the posting of a bond as a condition for obtaining any such relief. An application for specific performance pursuant to this Section shall not preclude such Party from seeking other relief available at law or in equity.

[signature page follows]

IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the date first above written.

FINANCIAL GUARANTY INSURANCE COMPANY

By:
BENJAMIN M. LAWSKY
Superintendent of Financial Services of the State of New York, in his capacity as Rehabilitator of Financial Guaranty Insurance Company

	By:	/s/ Peter A. Giacone
Name:
		Title:	Chief Financial Officer and Agent of Benjamin M. Lawsky, Superintendent of Financial Services of the State of New York, in his capacity as Rehabilitator of Financial Guaranty Insurance Company

NATIONAL PUBLIC FINANCE GUARANTEE CORPORATION

By:	/s/ Daniel E. McManus, Jr.
Name: Daniel E. McManus, Jr.
Title: Managing Director, General Counsel And Secretary

Schedule 1

List of Covered Policies

Policy Id	Policy
00010008	Allentown City SD, PA GO 2000
00010012	Peotone CUSD #207-U IL GO 00AB
00010013	2525000Pampa (City of), TX GO
00010017	Keller, TX GO Ltd Tax 99A
00010020	Perry CSD, NY GO 2000
00010022	KAUAI COUNTY, HAWAII GO 2000AB
00010023	Willington (Town of) CT 2000
00010028	MORIARTY MUNIC SD #8, NM GO 00
00010030	Bridgeport,ConnecticutGO 2000A
00010032	Gardner USD # 231,KS GO. 2000
00010033	East Lyme (Town of), CT GO 00
00010034	Chetek SD, WI GO 2000
00010035	Campbellsport SD, WI 2000
00010037	Altoona SD, Wisconsin 2000
00010038	Sedgwick USD #260, Derby KS GO
00010039	Monroe County, IL GO LT 2000A
00010040	Monroe County,IL GO AltRev 00B
00010041	Williamson County, TX ULT 2000
00010043	Waco, Texas GO Ltd Tax 2000
00010044	Granby (Town of), CT GO 00
00010045	Fairfield (Twp), NJ GO 2000
00010047	Federal Way SD #210, WA GO 00
00010054	De Pere (City), WI GO 2000A
00010058	National Park Bd of ED, NJ 00
00010059	Stow (Town of) MA 2000
00010061	Grantsburg SD, WI GO 2000A
00010062	Flemington-Raritan RSD NJ 2000
00010066	Sparta ASD, WI GO 99B
00010068	Illinois State GO/Lse 1/2000
00010070	CHICAGO (CITY OF), IL GO 2000
00010071	Champaign County, IL GO 2000AB
00010072	Kingman Co., KS USD #331 GO 00
00010073	Hopkins County, Kentucky GO 00
00010076	Kewaskum SD, WI GO Ref 2000
00010079	Macomb Township Bldg Auth, MI
00010081	Bellevue Union SD, CA GO 99
00010082	Jefferson Township, NJ GO 2000
00010084	Upper Twp BOE, NJ GO 2000
00010089	Vicksburg Comm Schs, MI GO 00
00010094	Waxahachie, TX GO Ltd Tax 2000
00010097	Keyport (Boro of) BOE, NJ
00010100	Giles County, TN GO Ser 2000
00010101	Joshua, TX GO 2000
00010102	Saginaw, Texas Ltd Tax GO 2000
00010107	Perry Community SD, IA GO 00A
00010109	Lowell (City) MA GO 2000
00010118	Capistrano USD SFID No1,CA 99A
00010120	Sterling (Town) MA GO
00010123	Quinton Twp BOE, NJ GO 2000
00010124	Mauston SD, WI GO Ref
00010125	Mount Horeb ASD, WI GO 2000
00010128	Jersey Village, TX GO 2000
00010129	Cabrillo Cmnty CD, CA GO 98B
00010134	Washougal SD #112-6, WA GO 00
00010138	Johnston County, NC GO 2000

Policy Id	Policy
00010142	Clinton Commun SD WI 2000
00010143	Holden, MA GOLT 2000
00010144	Valley Stream CHSD, NY GO 2000
00010145	Paris, TX Ltd Tax COO 2000
00010146	Freehold Reg. HSD, NJ GO 2000
00010147	Oshkosh (City of),WI GO 00 A/B
00010150	Sunnyvale Sch Dist, CA GO 00C
00010152	Penns Grove-Carneys Pt SD NJ
00010154	TRENTON (CITY OF), NJ GO
00010155	Galesburg, IL GO 2000
00010160	Chicago (City of), Ill GO 2000
00010162	Clark County, NV GO Ltd Tax
00010163	Richardson City, TX Ltd Tax GO
00010164	Hilliard City SD, OH GO 2000
00010166	Lake Local SD, OH GO 2000
00010167	Wyoming (City of) MI GOULT2000
00010168	Grapevine, TX Cert Oblig 2000
00010170	Garland, TX Ltd Tax GO/COO 00
00010171	Clinton Commun SD WI dtd4/1/00
00010172	Lakeway MUD, Texas GO 2000
00010173	Grapevine, Texas GO 2000
00010177	ABC Unified SD, CA GO 2000 B
00010178	Cardinal Local SD, OH 2000
00010180	Essex County Imprv Auth, NJ GO
00010181	North Attleborough, MA GO
00010182	Triad Local SD, OH 2000
00010184	Northwest HarrisCtyMUD#20,TXGO
00010188	Warren Twp. BOE, NJ GO 2000
00010192	Canastota CSD, NY GO 2000
00010194	Southeast Town, NY GO 2000
00010202	Lincoln Co., WI GO 2000
00010203	J. Sterling Morton HSD #201,IL
00010204	East Ouachita SD, LA GO 2000
00010207	Harris County MUD #24, TX 2000
00010208	Dallas Center-Grimes CSD, IA
00010209	Meadows Place, TX Ltd GO 2000
00010212	Channahon (Vlg), IL GO 2000
00010213	Colony, Texas Ltd Tax GO 2000
00010217	Stillwater (City), MN 2000D
00010218	Morgan City, LA GO Series 2000
00010219	Newport, TN GO 2000
00010224	Many Sch Dist #34, LA GO Ser00
00010227	Malden (City), MA 2000
00010228	Haltom City, TX GO 2000
00010229	Santa Ana USD, CA GO Ser 2000
00010231	Sandusky (City), OH LTD
00010232	Westland Building Auth,MI 2000
00010234	WESTFORD (TOWN OF), MA GO
00010236	Fern Bluff MUD, TX GO Ser 2000
00010238	Roane County, TN GO 2000
00010240	Laredo, Texas GO Ser 2000
00010241	Frankfort-Schuyler CSD,NY 2000
00010244	Espanola Pub SD 45, NM GO 2000
00010246	Allen, Texas Limited Tax GO 00
00010249	Auburn, MA GO LTD

Schedule 1

List of Covered Policies

Policy Id	Policy
00010251	Wills Point, TX GO Series 2000
00010252	Trenton Pkg Auth (GO),NJ 1999
00010254	Brookfield (Village), Ill 2000
00010255	West Bend, WI GO 2000
00010256	Little Elm (Town of),TX GO2000
00010259	Athens (City of), Texas GO 00
00010260	Wayne Highlands SD, PA GO 2000
00010265	Dudley (Town), MA GO 2000
00010269	Randolph CSD, NY GO 2000
00010270	Cape Girardeau SD 63, MO GO 00
00010272	Somerset Sch Dist, WI GO 2000A
00010273	Lake Co SD(Diamond Lake)#76,IL
00010274	Manitowoc County, WI GO 2000A
00010275	Odessa, Texas Ltd GO 2000
00010280	Wadsworth City SD, OH GO 2000
00010282	Putnam County, TN GO 2000
00010283	Niles Twp CHSD #219, IL GO 00
00010284	Calcasieu Par SD #31, LA GO 00
00010289	Warrensville Hts. CSD,OHGO2000
00010290	Washington State GO 2000S-5
00010291	Douglass USD #396, KS GO 2000
00010292	Harris Cnty MUD #132, TX GO 00
00010295	Rowlett, Texas Ltd Tax GO 2000
00010304	Grant Com HSD #124, IL GO 00
00010306	Rialto Unified SD, CA GO 2000A
00010307	Evergreen SD, CA 00GO Series C
00010310	Festus Reorg. SD R-6, MO GO 00
00010312	Midland, TX Ltd Tax COO 2000
00010313	Volney (Town of), NY GO 2000
00010315	Lakewood Twp BOE, NJ GO
00010324	New York City, NY GO 2000ABC
00010325	New York City, NY GO 2000BCD
00010327	Mokena SD #159, IL GO 2000
00010328	Benbrook, TX GO Ltd Tax 2000
00010329	Vienna Elem. SD #55, IL GO 00
00010330	Vandalia CUSD #203, IL GO 00
00010333	Freeport (Village), NYGO 2000A
00010334	Freeport (Village), NYGO 2000B
00010335	Loomis Union SD, CA GO Ser2000
00010336	Westfield, MA GO, dtd 5/1/00
00010339	Brazoria Cnty MUD #4, TX GO 00
00010340	Dracut (Town of) MA Ltd GO
00010341	Tinley Park (Vlg), IL GO 2000
00010344	Douglas County, Nevada GO 2000
00010345	Hawthorne BOE, NJ GO 2000
00010347	Perris Union HSD, CA GO Ser A
00010348	Eldorado CUSD4,IL Saline Co 00
00010350	Brownsville, Texas GO 2000A&B
00010353	Summit County, OH Series 2000
00010354	Montevideo (City), MN GO 2000
00010355	Bloomfield SD #6, NM GO 2000
00010358	Westfall LSD, OH GO 00
00010361	Alisal Union SD, CA GO Ser 99A
00010362	Milpitas USD, CA GO Ser. 2000
00010364	Placer UHSD, CA GO 2000

Policy Id	Policy
00010366	Arlington SD No. 16 WA GO 2000
00010368	Fortuna Union HSD, CA GO 2000
00010371	Fox River Grove SD 3, IL GO 00
00010372	Crowley (City), Texas GO 2000
00010375	Pattonville R-3 SD, MO GO 2000
00010376	Brunswick County, NC GO 2000
00010379	Hewitt (City of), TX GOLT 2000
00010380	Grant Park CUSD #6, IL GO 2000
00010382	Brockton (City of), MA GOLT 00
00010383	Southampton (Vlg), NY GO 2000B
00010386	Minooka (Vill.), IL GO 2000 AR
00010387	San Benito (City), TX GO 2000
00010389	Palmer (Town) MA GOLT 2000
00010390	Huntley Park Dist., IL GO 2000
00010391	Plain Local SD, OH GO 2000
00010393	Elba CSD, NY GO 2000
00010397	Frankenmuth SD, Mi GO QSBLF 00
00010402	Ashland, OR GO Ser. 2000
00010403	Ashland (Town of), MA GOLT 00
00010410	Romeoville (Village) IL 2000AB
00010415	Auburn (City of), NY GO 2000A
00010419	Willow Springs, IL Alt GO 00
00010420	Harrison (City of), OH GOLT 00
00010421	Foxborough(Town of),MA GOLT 00
00010422	Grapevine, Texas GO 2000
00010423	Marana USD #6, Arizona GO 2000
00010426	South Kingstown (Twn), RI 2000
00010427	Ellinwood USD #355, KS GO 2000
00010435	Randolph (Town of), MA LTD
00010436	Harris Cnty MUD #151, TX GO 00
00010438	Xenia, Ohio GO Lmtd Tax 00
00010441	Van Alstyne (City of),TX GO 00
00010442	Laguna Salada Union SD CA GO00
00010443	Mt. Vernon Knox Co.PubLbr,OH00
00010444	Scioto Valley Local SD,OH 2000
00010446	Yuba City USD SFID #99-1,CA GO
00010448	Cascade HSD No. B, MT GO 2000
00010449	Cleveland Hill UFSD, NY 2000
00010450	Islip (Town), NY GO 00
00010453	Barren County, KY GO 2000
00010454	Tuscola CUSD #301, IL GO 2000
00010455	Washington County, MD GO 2000
00010456	Santa Barbara HSD, CA GO 2000
00010457	Woodstock (City),IL GO2000ABCD
00010459	Lancaster County, PA GO 2000A
00010471	Campbell City SD, OH GO 2000
00010474	Anacortes (City of), WA GO 00
00010476	Long Beach USD, CA GO 99 Ser B
00010478	Baltimore, MD GO 2000 A&B
00010479	Hartford (City of), CT GO 2000
00010480	Ardsley UFSD, NY GO 2000
00010481	Rockwall (City of), TX GO 2000
00010484	North Babylon UFSD, NY GO 00A
00010485	North Babylon UFSD, NY GO 00B
00010486	Holland CSD, New York GO 2000

Schedule 1

List of Covered Policies

Policy Id	Policy
00010488	Rhode Island (State Of) GO 00
00010490	Port Chester-Rye UFSD,NY GO 00
00010491	CHARLES STEWART MOTT CCD,MI GO
00010492	Goddard USD#265, Kansas GO 00
00010495	TRENTON (CITY OF), NJ GO
00010496	Grayslake CCSD #46, IL GO 2000
00010497	Santa Clara USD, CA GO Ser 00
00010498	Chicago CSR BOE, Il GO ULT 00A
00010499	Faulkey Gully MUD, TX GO 2000
00010500	Lakewood Twp, NJ GO NJEDA 2000
00010505	Williamson-Travis Cos.MUD#1 00
00010506	Anchor Bay SD, MI GO 2000 II
00010507	Marble Falls, TX Ltd GO 2000
00010514	Winters Joint USD, CA GO 2000
00010517	BurntHills-BallstonLake CSD,NY
00010518	San Juan USD, CA GO Ser 2000
00010520	Orland PK SD 135 (Cook Cty),IL
00010526	Medford Twp, New Jersey GO 00
00010528	Dickinson, TX Ltd Tax GO Ser00
00010531	Cardiff Sch Dist, CA GO 2000A
00010533	South Glens Falls CSD, NYGO 00
00010535	Dodgeland SD, WI GO Ref. 2000
00010537	Palo Verde USD, CA GO 2000 B
00010546	Toledo, Ohio GO Ltd Tax 2000
00010548	San Bruno Park SD, CA GO 2000
00010549	Jersey Village, TX GO LTX 2000
00010550	Atlanta, TX GO LTD Tax 2000
00010554	Easton (Town of), MA GO 2000
00010558	Cinnaminson (Twp) SD, NJ GO 00
00010559	Waverly Comm Sch, MI GO 2000
00010561	North Haledon Borough, NJ GO
00010563	Queen Anne’s Co., MD GO 2000
00010564	Providence (City of), RI GO 00
00010565	Bethalto, Il GO 2000
00010566	Tinley Park Prk Dist, IL GO 00
00010567	Leander, Texas GO 2000
00010568	Marana USD #6, AZ GO Ser A 00
00010572	Montgomery Cnty MUD #46, TX 00
00010573	Athens, Ohio GO Ltd Tax 2000
00010574	Jackson County, Oregon GO 2000
00010575	Heath City SD, Ohio GO 2000
00010576	Liberty Central S.D., NY GO 00
00010582	West Mifflin Boro, PA GO 00ABC
00010585	CHICAGO (CITY OF), IL GO 2000C
00010587	Sonoma Valley USD, CA GO 2000
00010588	Huntington, NY GO 2000
00010589	Worcester (City) MA GO 2000
00010592	Kankakee (City), IL GO 2000A
00010594	Genesee County, MI LTD Tax 00
00010595	Bridgeport, Connecticut GO 00
00010597	Grand Prairie, Texas GO 2000A
00010598	Teays Valley LSD, OH GO 2000
00010599	Windfern Forest Ut Dst,TX GO00
00010600	Bedford, Texas Ltd Tax GO 2000
00010601	Saginaw, Texas Ltd Tax GO 2000

Policy Id	Policy
00010603	Azle (City of), TX Ltd Tax 00
00010605	Buckeye LSD, Ohio GO 2000
00010609	Calhoun (County of), MI GO LTD
00010612	Shavano Park (City), TX GO 00
00010613	Carl Sandburg CCD #518, IL 00
00010614	Pinelands Reg SD BOE, NJ GO 00
00010615	Larkspur SD, CA GO 2000 A
00010616	Horsepen Bayou MUD, TX GO 2000
00010618	Reid Road MUD #1, TX GO 2000
00010619	Abbeville County, SC GO 2000
00010621	North Franklin Twp, PA GO 00
00010625	West Deptford (Twp), NJ GO 00
00010626	Willingboro (Twp of), NJ GO 00
00010627	Chaffey JT UHSD, CA GO 2000 B
00010630	Washington Terrace, UT GO 2000
00010633	Salem (City), MA GOLT 2000
00010634	Beverly, MA GO 2000
00010635	North Mankato (City), MN GO00A
00010637	Frisco, Texas GO Ltd Tax 2000
00010639	Lakeville, Minnesota GO 2000C
00010641	Rosenberg, Texas GO 2000
00010649	Saratoga Fire Dist, CA GO 2000
00010653	Wharton, Texas Ltd Tax GO 2000
00010654	Ripon (City), WI GO 00
00010655	Massapequa Park (V), NY GO 00
00010656	East Lansing (City), MI GO 00
00010657	Gonzales Cnty, TX LtdTax GO 00
00010658	Cinco MUD #1, TX Contract Revs
00010659	New Milford (Borough), NJ GO00
00010660	California State GO 2000
00010661	Waterford Jt. #1 SD,WI GO 2000
00010663	Licking Heights LSD, OH GO 00A
00010664	Pittsburgh SD, PA GO 2000
00010665	Hays, Kansas GO 2000
00010666	Springfield (Twp), MI GO 00
00010667	Agua Fria UHSD#216, AZ GO 00D
00010673	Albany (City of), NY GO 2000
00010674	North Dansville, NY GO 2000
00010676	South River (Borough),NJ GO 00
00010677	Cobden CUSD #17, IL GO 2000
00010678	Coudersport ASD, PA GO 2000
00010679	Anchorage, Alaska GO 2000B
00010682	Yonkers, New York GO 2000AB
00010683	Cleveland (City), OH GO LTD 00
00010684	Jennings SD, MO GO Ref/Imp 00
00010685	Livonia Muni Bldg Auth, MI 00
00010686	Texarkana, Texas Ltd GO 2000
00010688	Wappinger (Town), NY GO 00
00010689	Victoria, Texas LTGO Ser 2000
00010690	Bordentown Swrage Ath, NJ GO00
00010691	Woonsocket, RI GO 2000
00010692	Austin, Texas GO Ltd Tax 2000
00010693	Haltom City, Texas LTGO Ser00
00010697	Dolton (Village), IL GO 2000
00010703	Rockford (City), IL GO 2000D

Schedule 1

List of Covered Policies

Policy Id	Policy
00010704	Woodstock, Connecticut GO 2000
00010705	Penn Hills, PA (PFA) GO 00
00010706	Bryan, Texas LTGO Series 2000A
00010707	Forrestville Comm USD#221,IL00
00010708	Wellington, KS GO 2000
00010710	East Holmes Local SD, OH GO 00
00010712	Southgate (City of), MI 2000
00010713	Caswell County, NC GO 2000
00010714	Keller (City of), TX GO LT 00
00010716	Greenwood County, SC GO 2000
00010717	East Moline SD#37, IL GO 2000B
00010718	Los Lunas SD #1, NM GO 2000
00010725	Stewart Manor (Vlg), NY GO 00
00010726	River Falls SD, WI GO 2000B
00010727	Cattaraugus CO. NY GO 2000
00010730	Dormont (Borough), PA GO 2000
00010732	Erie County, OH GOLT 2000
00010733	Waupaca (City of), WI GO 2000
00010736	Northampton (City), MA ULT ‘00
00010741	Hawthorne (Borough), NJ GO 00
00010743	Madison Co Pub Lib KY GOULT 00
00010749	Fort Bend Ct WCID2 TX GOULT 00
00010752	Mesa (City of), AZ GO 2000
00010754	Fond du Lac SD, Wi GO Rfg
00010755	Milford Charter Twp, MI GO
00010757	Methuen (City), MA GO Ltd 2000
00010759	Fort Bend Co MUD41 TX GOULT 00
00010761	Lincoln County, NC GO 2000
00010763	Lynn (City of), MA GOLT 2000
00010770	Suffolk County, NY GO 2000 B
00010773	West Linn, Oregon GO 2000
00010779	Fairview Hgts (City), IL GO 00
00010782	Wolcott (Town), CT GO 2000
00010783	Hueneme SD, California GO 00 A
00010791	Brentwood Union SD, CA GO 2000
00010792	VALLIVUE SD #139, ID GO 2000
00010795	Wiseburn SD, CA GO 2000A
00010796	McKinney, Texas LTGO Ser 2000
00010797	Pojoaque Valley SD No.1, NM 00
00010800	Grapevine, Texas GO & CO 2000A
00010804	Burnet, TX GOLT 2000
00010805	Rockland (County), NY GO 2000
00010806	Kyle, Texas GO Ltd Tax 2000
00010807	Leesburg, Virginia GO 2000
00010808	FARMINGDALE UFSD, NY GO 2000
00010809	Mount Vernon City SD, NY GO 00
00010810	Bear Lake Schools, MI GO 2000
00010811	Mashpee (Town), MA GOLT 2000
00010818	American Fork City, UT GO 00
00010821	Alton (City), IL GO 2000B
00010825	Chicago, Illinois GO 2000D
00010840	Malcomson Rd Util Dist, TX 00
00010844	Norton (Town of) MA GO, 2000
00010845	Huntsville (City of), TX GO 00
00010846	Mercer Cnty Imp Auth, NJ GO 00

Policy Id	Policy
00010847	Harris Cnty MUD #341, TX GO 00
00010854	St Francis (City of), MN GO
00010855	Savage (City), MN GO 2000C
00010859	Conroe, Texas GOLT 2000
00010861	Mifflin County, PA GO 2000
00010864	Monroe, Georgia GO Series 2000
00010865	Spokane Co Fire Dist 8 WA GO00
00010867	Temple, Texas Ltd Tax GO 2000
00010868	Randall Cnty, Texas GO 2000
00010870	Butler Area SD, PA GO 2000
00010871	Mercer Cnty Imp Auth, NJ GO 00
00010872	East St.Louis SD 189, IL G0 00
00010876	Veteran’s Park Dist,IL GOLT 00
00010878	Oaklyn (Boro of), NJ GO 00
00010883	Madison LSD, OH GO ULT 2000
00010885	Waunakee (Village), WI GO SerB
00010886	Ledyard (Town of), CT GO 2000
00010887	Louisiana State GO 2000A
00010888	Massachusetts Comwlth GO00DEFG
00010894	Woodland CCSD #50, IL GO 2000
00010895	Antioch CHSD #117, IL GO 2000
00010896	Rayford Road MUD, TX GO 00B
00010897	Ulster (County of), NY GO 2000
00010898	Barrington SD #220, IL GO 00
00010905	WEST UNIVERSITY PLACE TX GO 00
00010907	Claremont (City of), NH GO 00
00010913	Berkley (Twn),MA GO 2000 Lot A
00010914	Clarkstown (Town), NY GO 2000
00010916	Poudre SD R-1, Colorado GO2000
00010917	Southwick, MA GO 2000
00010920	Lake Zurich CUSD #95, IL GO 00
00010921	Calumet City, Illinois GO 2000
00010928	Montgomery Cnty, Texas LTGO 00
00010929	LaPorte County, IN GO 2000
00010930	Colony, Texas Ltd Tax GO 2000A
00010931	Stanwood, WA GO ULT 2000
00010932	CAROL STREAM PD, IL GO 2000C
00010934	Gail Borden PLD, IL GO 2000A
00010936	Allegheny Co. PA GO C-52, C-53
00010937	Easley, South Carolina GO 2000
00010938	Huntley CCSD #158, IL GO ‘00
00010939	Belleville SD #118, IL GO 2000
00010943	Willow Springs, IL GO 2000C
00010944	Community Unit SD#100, IL 00
00010945	Smith County, TN GO ULT 2000
00010946	Maize Unified SD #266,KS GO 00
00010949	Rock Valley CCD #511, IL GO 00
00010950	Mercer Cnty Imp Auth,NJ GO 00A
00010953	Ridgeland SD# 122, IL GO 2000
00010956	Central RHSD BOE, NJ GO 2000
00010957	Calumet Park (Village),IL GO00
00010958	Wayne County, IN GO 2000
00010959	Mercer Cnty Imp Auth,NJ GO 00B
00020015	CALIFORNIA STATE GO 12-1-98
00020016	CALIFORNIA STATE GO 90

Schedule 1

List of Covered Policies

Policy Id	Policy
00020022	CALIFORNIA STATE GO 10-1-97
00020073	Fuquay-Varina, NC GO W&S Ser00
00020074	California State GO 6-1-00
00020075	California State GO 6-1-00
00020083	California State GO 6-1-00
00020086	HONOLULU (CITY & CNTY), HI-94A
00020087	CALIFORNIA STATE GO 10-1-98
00020091	Licking Heights LSD, OH GO 00
00020094	California State GO 1998
00020099	New York City, NY GO 99H
00020100	New York City, NY GO 99 F/G
00020101	California State GO 10-1-00
00020106	CALIFORNIA STATE GO 10-1-98
00020107	McLENNAN COUNTY, TEXAS GO LT
00020110	New York City, NY GO 99E
00020113	New York City, NY GO 99 F/G
00020114	California State GO 1998
00020117	California State GO 1998
00020119	New York City, NY GO 99H
00020120	New York City, NY GO 99C
00020122	New York City, NY GO 98JK
00020124	California State GO 1998
00020128	NEW YORK CITY, NY GO 98G
00020129	NEW YORK CITY, NY GO 98G
00020130	New York City, NY GO 99 F/G
00020131	California State GO 12-1-00
00020132	New York City, NY GO 99 F/G
00020133	California State GO 12-1-00
00020135	California State GO 12-1-00
00020136	CALIFORNIA STATE GO 4-1-99
00020138	New York City, NY GO 99C
00020140	NEW YORK CITY, NY GO 98EF
00020141	New York City, NY GO 99C
00020143	CALIFORNIA STATE GO 12-1-98
00020144	New York City, NY GO 99H
00020145	CALIFORNIA STATE GO 12-1-98
01010001	Canon-McMillan SD, PA GO 2000
01010003	CNP Utility District, TX GO 00
01010004	Eastmont SD #206, WA GO 2001
01010006	Frisco, Texas GO Ltd Tax 2000A
01010007	Monrovia Unified SD, CA GO 01B
01010008	Sparta Township, NJ GO ‘01
01010009	Lakeway MUD, Texas GO 2000A
01010011	ABC Unified SD, CA GO 2001C
01010013	Smith County, TN GO ULT 2001
01010014	Harris Cnty MUD #150, TX GO 01
01010016	Conneaut Area CSD, OH GO 2000
01010024	Wallenpaupack ASD, PA GO 2001
01010027	Sparta CUSD #140, IL GO 2000
01010028	Plainfield Twp PD, IL GO 2000
01010030	CAROL STREAM PD, IL GO 2001
01010032	Laredo, Texas LTGO Ser00 & 00A
01010033	Aztec Municipal SD #2,NM GO 01
01010034	Greenport (Village),NY GO 2001
01010036	Bridgewater (Town), MA GOLT 01

Policy Id	Policy
01010037	Pleasanton (City of), TX GO 01
01010038	Antioch Pub Lib Dist, IL GO-AR
01010040	Greenwood Pub Lib,IN GO 00
01010041	Wayne Highlands SD, PA GO 2001
01010045	Northwest Park MUD, TX GO 01
01010047	Union Beach (Boro of),NJ GO 01
01010048	Friess Lake SD, WI GO 2001
01010049	Las Virgenes USD,CA GO Ser C
01010050	Plattsburgh, NY GO 2001
01010051	Juda SD, WI GO ‘01
01010052	Oregon SD, WI GO ‘01
01010054	Butler County, PA GO 00
01010056	Polk County, WI GO
01010059	Batavia, New York GO 2001
01010060	Ringwood (Borough), NJ GO 2001
01010062	Lincoln SD 27, IL GO 2001
01010063	Carlyle CUSD #1, IL GO 2001
01010065	Warwick (City), RI GO 2001
01010066	Grant Com HSD #124, IL GO 01
01010067	Atwood Hammond CUSD#39,IL GO01
01010069	Fox Lake Sch Dist #114, IL GO
01010070	Centennial SD#28-302Jt,OR GO01
01010072	Regional SD #16, CT GO 2001
01010073	Burnet County, TX GO 2001
01010074	Mecosta Cnty BA, MI GOLT 2001
01010075	Delano Union ESD, CA GO 2000 A
01010076	East St.Louis SD 189, IL GO 01
01010077	Belle Vernon ASD,PA GO 2001ABC
01010079	Serena CUSD #2, IL GO 2001
01010080	Jefferson Co Sch Dist251,ID 01
01010082	Spring Grove ASD, PA GO 2001
01010084	Rocky Point UFSD, NY GO 2001
01010085	Nottingham Cntry MUD, TX GO 01
01010087	Aspen SD No. 1 (RE), CO 01
01010089	Saline (City), MI GO Unltd 01
01010091	West Middlesex ASD, PA GO 2001
01010092	Gloucester Twp, NJ GO 2001
01010093	Dover ASD, PA GO 2001
01010094	Blue Mountain SD, PA GO 2001
01010096	Tolleson ESD #17, AZ GO Ser01A
01010102	Rhode Island (State)GO 2001A&B
01010103	Paradise Vly USD 69, AZ GO 01B
01010104	Colleyville, Texas LTGO Ser 01
01010105	Grants/Cibola Co SD#1,NM GO 01
01010111	Freshwater Sch Dist, CA GO 01
01010112	McHenry Comm HSD #156,IL GO 01
01010115	Hillview, Kentucky GO Ser 2001
01010117	Richland Prsh SD#3, LA GO 2001
01010118	Clackamas CCD, OR GO 2001
01010120	El Paso, Texas GO Ltd Tax 2001
01010122	Haysville, KS GO 2001
01010125	Jackson Cnty.CCSD #140, IL ‘01
01010129	Sherwood, Oregon GO 2001
01010130	Mechanicsburg ASD, PA GO 2001
01010131	Penn Manor SD, PA GO 2001

Schedule 1

List of Covered Policies

Policy Id	Policy
01010133	Redmond SD No. 2J, OR GO Ser01
01010134	Buffalo, New York GO 2001 A&B
01010135	Buffalo, New York GO 2001-C
01010136	Penn Hills, PA GO 2001
01010137	Cook County, Illinois GO 2001A
01010139	Lincoln Parish, LA GO 2001
01010140	Lake Villa CCSD 41, IL GO 2000
01010144	O’Fallon, Missouri GO 2001
01010145	Danville Area SD, PA GO 01 Rf
01010146	Brentwood Borough SD, PA GO 01
01010147	Ascension Parish SD, LA GO2001
01010152	Linn-Benton CCD, OR GO 2001
01010154	Northwood SD, WI GO 2001
01010155	Goshen CSD, New York GO 2001
01010158	Bloomingdale (Boro), NJ GO 01
01010160	Desoto (City), TX GO LTD 2001
01010162	Iroquois Sch Dist, PA GO 2001
01010164	Iron Cnty, WI GO Ref 2001
01010166	QUEEN CREEK USD #95 AZ GO D 01
01010167	Mokena (Village), IL GO 2001
01010169	Ennis, Texas GO Ltd Tax 2001
01010170	Olathe USD #233, KS GO 2001B
01010172	Peoria USD #11, Arizona GO 01
01010173	Fallsburg Central SD, NY GO 01
01010177	Metro Nash-David Ct TN GO 01AB
01010179	Oshkosh (City of), WI GO 2001
01010180	Galveston County, TX GO LT 01
01010181	Taunton (City), MA GO 2001
01010182	Galveston County, TX GO ULT 01
01010184	East Stroudsburg ASD, PA GO 01
01010185	Harris Co FWSD #51, TX GO 2001
01010196	Ocean City, MD GO 2001
01010197	California State GO 3-1-01
01010199	Mansfield, TX GO Ltd Tax 2001
01010200	Gray County, Texas LTGO Ser 01
01010201	Orcutt Union SD, CA GO Ser 01C
01010203	Stoughton Area SD, WI GO 2001
01010204	Pocono Mountain SD, PA GO 2001
01010205	Conewago Valley SD, PA GO 2001
01010206	Andover USD #385, KS GO 2001
01010207	Frisco, Texas GO Ltd Tax 2001
01010208	Corinth, TX GO Ltd Tax 2001
01010209	Archbold ALSD, OH Unltd GO
01010210	Arlington SD #16, WA GO 2001
01010213	Wyandotte Co USD 202, KS GO 01
01010216	Hopewell Valley RSD, NJ GO
01010217	Washington, DC GO 2001B
01010218	Merrill (City), WI GO 2001
01010219	Cotati-Rohnert Pk USD,CA GO H
01010220	Livonia Mun Bldg Auth, MI GO01
01010221	Hampton Township SD, PA GO 01
01010222	South Eastern SD, PA GO 2001
01010223	Portales Muni SD No 1,NM GO 01
01010224	North Attleborough, MA GO 2001
01010233	Flagstaff, Arizona GO 2001

Policy Id	Policy
01010234	Golden Valley USD, CA GO 2001
01010235	Chicago Park District, IL Ltd GO 2001A
01010236	Oak Creek-Franklin Jt.SD,WI GO
01010238	Black River Local SD, OH 2001
01010239	Brooke Cnty Bd of Ed, WV GO 01
01010241	Manitowoc (City), WI GO 2001A
01010244	Harris Cnty,TX GO Toll Rd 2001
01010245	Beardsley Elem SD, CA GO 2001A
01010250	Sebastopol USD, CA GO Ser 2001
01010252	Norwich (City), CT GO 2001
01010254	Lafourche Hosp Dist#1,LA GO 01
01010258	Fond du Lac (City), WI 2001
01010259	Franklin (City of), WI GO
01010260	Fairview Hghts (City),IL GO 01
01010265	Tipp City Ex. Vlg.SD, OH GO 01
01010267	Fairfield City SD, OH GO 2001
01010268	Cinco MUD#1,TX Contract Rev 01
01010269	Martinez Unified School District, CA GO 2001
01010271	Fort Bend County, TX UTGO 2001
01010272	Medfield (Town), MA GO 2001
01010273	Sacramento City USD, CA GO 01
01010274	Monroe(Twp) Middlesex NJ MUA
01010277	Marion, Illinois, GO 2001
01010281	Apache Junction USD#43,AZ GO01
01010282	San Lorenzo Val USD,CA GO 00 A
01010304	Triton Reg SD MA GO dtd 4/1/01
01010306	East Stroudsburg Area SD, PA GO 2001 AA
01010307	Mishicot SD, WI GO 2001
01010308	Evergreen Union SD, CA GO 01
01010309	Lacy Twp Brd of Ed, NJ GO 2001
01010313	Salt Lake Cnty Reg Srv, UT GO 01
01010315	Brookhaven (Town of), NY GO 01
01010316	Lucas Co, OH Juv Jus GO Ltd 01
01010322	Rock Island, Illinois GO 2001
01010325	Lakota Local Sch Dist, OH 01
01010327	Tenafly BOE, NJ GO 2001
01010330	Enterprise SD, CA GO 2001
01010331	Mauston SD, WI GO 2001
01010333	Hoisington USD #431, KS GO 01
01010334	Halifax (Town of), MA GO 2001
01010336	Hamilton Local SD, OH GO 2001
01010337	Lake Worth, Texas Limited Tax GO Series 2001
01010338	Brownsville, Texas GO 2001
01010339	Washoe County SD, NV GO 2001
01010340	Brazoria Co. MUD#6 TX GOULT 01
01010341	East Muskingum LSD, OH GO 2001
01010342	TIGARD SD #23J, OREGON GO 01
01010345	Madison County, OH GO LT
01010346	Matanuska-Susitna Boro,AK GO01
01010348	Racine (City) WI 2001
01010350	Northampton Township, PA GO 2001
01010351	Crestwood Local School District, OH GO 2001
01010352	Alachua Cnty Lib Dist, FL GO01
01010353	Pacific Grove USD, CA GO 2001
01010355	Liberty Union High School District, CA GO 2001

Schedule 1

List of Covered Policies

Policy Id	Policy
01010357	Maywood-Melrose Park School District #89, IL GO 01
01010361	Center Unified SD, CA GO Ser01
01010366	Ocean Twp BOE, NJ (Ocean Co)
01010367	Waterloo Local SD, OH GO 01
01010368	Monmouth (City of), IL GO
01010369	Waukegan (City), IL GO 01
01010370	Farmington, Minnesota GO 2001 B&C
01010371	Baraboo (City of), WI GO 01
01010373	Newburyport, MA GO 01
01010374	Torrance County, New Mexico GO 2001
01010377	Eau Claire Area SD, WI GO 01
01010378	Wausau SD, WI GO 2001
01010380	Chandler USD #80, AZ GO 2001
01010381	Los Lunas SD #1, New Mexico GO
01010382	Las Vegas, Nevada GO Limited Tax 2001
01010383	Sto-Rox SD, PA GO 2001
01010384	Port Chester (Village), NY GO 2001 A
01010385	Gurnee Park Dist, IL GO 2001 (Alternate Rev.)
01010387	West Babylon USFD, NY GO 01
01010388	Oswego Comm Unit SD #308, IL GO 01
01010390	Salem CHSD 600, IL GO
01010391	Alexander Central School District, NY GO 2001
01010392	Amherst Exmpt Vlg SD, OH GO 01
01010394	New Bedford (City of), MA GO 01
01010395	Mifflin County School District, PA GO 2001
01010396	Fleetwood Area School District, PA GO 2001
01010397	Brunswick County, NC GO
01010398	Colony, Texas Ltd Tax GO 2001
01010400	Moreland SD, CA GO 2001
01010402	Peralta CCD, CA GO 2001
01010404	Beaufort County, SC GO Series 2001
01010405	Keller (City of), TX GO Ltd 01
01010407	Georgetown, Texas GO Limited Tax 2001
01010408	Fort Bend Co. LID #2, TX GO
01010409	Lake Oswego (City of), OR GO Ser 01
01010410	Mercer County, PA GO 2001
01010413	Sidney City School District, Ohio 01A&B
01010415	Washoe County, NV GO LTD TX 2001
01010416	Sylvania City SD, OH GO 2001
01010417	Allen (City), TX Ltd GO Ref 01
01010418	Santa Rosa City HSD, CA GO 2001
01010419	Richland County, OH Ltd GO 01
01010420	Franklin (City of), WI GO ‘01
01010421	Kanabec County MN GO 01
01010424	Katy, TX GO Ltd Tax 2001
01010425	Fruitvale SD, CA GO 2001C
01010427	Midland, Texas Ltd Tax GO COO Series 2001A
01010429	Brick Township, NJ GO 01
01010430	Desoto (City of), TX GO Ltd 01
01010431	Lebanon Comm SD No. 9, OR GO 2001
01010432	East Lyme (Town of), CT GO
01010433	Duarte USD, CA GO 98 Series C
01010435	Chicago Park Dist, IL GO
01010436	Hartford (City of), CT GO ‘01
01010439	Richardson, Texas GO Series 2001

Policy Id	Policy
01010440	Washington Unified SD, CA GO 2001 Series A
01010441	Lyndhurst (Twp.), NJ GO 01
01010444	Sevier County, Utah GO 2001
01010445	Greenville (City of), TX LT GO 01
01010446	Kankakee (County), Illinois GO 2001
01010448	Stoughton Area SD, WI GO
01010450	Oak Lawn (Village), IL GO 01A
01010451	Southeast Local School District, OH GO 2001
01010452	Shelton Sch Dist No. 309 Mason Co., WA GO ULT 01
01010453	Northport (Village), NY GO 01
01010454	Egg Harbor Township BOE, NJ GO 2001
01010455	Spirit Lake CSD, IA GO 2001
01010456	North Olmsted, OH Ltd Tx GO
01010457	North Olmsted, OH unlimited tax
01010459	Maywood Public Library District, IL GO
01010462	Rockford (City of), IL GO 01A
01010463	Springfield City SD, OH GO 01
01010464	Aurora (City of), IL GO
01010467	Superior (City of), WI GO 01B
01010470	Genesee Co., NY GO ‘01
01010471	Rockford (City of), IL GO, Series B
01010472	Middle Country CSD, NY GO 01
01010473	Manhattan Beach USD, CA GO 2001A
01010474	South Pasadena USD, CA GO Series D
01010475	West Contra Costa USD, CA GO 2001A
01010476	Hamburg Township, MI GO 01
01010481	Bethlehem CSD, NY GO 01
01010485	Southington (Town of), CT GO 01
01010486	Nevada (State of) GO 01A,B&C
01010487	Peralta CCD, CA GO 2001, Elections 92E, 96A, 00A
01010488	Chippewa Falls, Wisconsin GO 2001
01010490	Wilson Area SD, PA GO 01
01010491	Summit County, OH GO Limited Tax 2001
01010492	Shoreline Unified SD, CA GO 2001
01010493	Hurst, TX GO Ltd Tax 2001
01010494	Stillwater (City), OK GO 2001
01010495	Johnston County, NC GO
01010496	OAK GROVE SD, CA GO 2001
01010499	Irondequoit (Town), NY GO 01
01010500	McLENNAN COUNTY, TEXAS GO LT 2001
01010501	East Providence, RI GO
01010503	River Forest Park District, Illinois GO 2001
01010509	Towanda Area School District, PA GO 2001
01010510	Will Cnty, CCSD # 30-C, IL GO
01010511	Conway Springs USD # 356, KS GO 2001
01010513	Valley Stream (Village), NY GO 2001
01010514	Western Wisconsin Technical College District, Wisc
01010515	Canon-McMillan School District, PA GO 2001C
01010516	Parkland SD, PA GO 2001
01010518	Emeral Forest Utility District, TX GO ULT
01010519	Pecatonica CUSD #321, IL GO 2001
01010520	Libertyville (Village), Illinois
01010521	PENDERGAST ELEM SD #92, AZ GO 2001
01010522	Mount Morris CSD, NY GO
01010523	Odessa, Texas LTGO Series 2001

Schedule 1

List of Covered Policies

Policy Id	Policy
01010524	Rice Lake (City), Wisconsin
01010526	Goffstown School District, NH GO 2001
01010527	Grant SD 110, Il GO 01
01010529	Deer Park, Texas GO 2001
01010530	Macomb Township Building Authority, MI 2001
01010531	Little Elm (Town of), TX GO 2001
01010532	Sedgwick Co. (Cheney) USD #268, KS GO 01
01010533	Verona Area SD, WI GO
01010534	Monroe (City of), WI GO 2001A
01010535	Rockwall County, TX LTGO Ser01
01010536	Romeoville (Village), IL 01A&B
01010537	Westport (Town of), WI GO 01
01010540	Paulding Exempted Vlg SD, OH 01
01010541	Fall River, Massachusetts GO 2001
01010543	D.C. Everest ASD, WI GO 2001
01010544	New Haven, Connecticut GO 2001 A&B
01010545	Ukiah Unified School District, CA GO Ser 2001
01010546	Cocalico SD, PA GO 01
01010547	Huntley Park District, IL GO
01010548	Washoe County, NV GO LT 01A
01010549	Pleasant Hills Auth, PA Gtd Swr Rev 01
01010552	St. Michael (City), MN GO 2001A
01010553	Ypsilanti, Michigan GO 2001
01010554	Osceola Sch Dist, WI GO 2001A & B
01010555	Atchison (City of), KS GO W/S Series 2001-A
01010557	Colchester, Connecticut GO 2001
01010560	Lakewood City SD, OH GO 01
01010563	Warrensburg-Latham CUSD #11, IL GO 01
01010564	Maricopa USD #20, AZ GO 2001
01010565	Clark County, Nevada LTGO Series 2001
01010566	Farmington-Central CUSD #265, IL GO 2001
01010567	White Settlement, Texas LTGO Series 2001
01010569	Center Township, PA GO 2001
01010570	Montgomery County MUD #18, TX GO 2001
01010572	Elizabeth Forward SD, PA GO 01A&B
01010576	McHenry Co Conserv. Dist., IL GO 01A&B
01010578	Seven Hills (City of), OH GO 01
01010579	Anchorage, AL GO Series A & Ref 2001
01010581	Collinsville CUSD #10, IL GO 2001
01010582	Gibsonburg Exempted Vlg SD, OH GO 01
01010585	West Branch Local School District, OH GO 2001
01010586	Swanton Local SD, OH GO 2001
01010587	CLARENDON CNTY, SC GO
01010588	Spring Valley SD, WI GO 2001
01010589	Medina, Ohio GO Ltd Tax 2001
01010592	Cary CCSD #26, IL GO 2001
01010595	Weston (Village of), WI GO 2001A
01010598	LaGRANGE PARK SD #102, IL GO
01010600	Marshfield (Town of), MA GO dtd 6/15
01010601	Sleepy Eye (City), MN GO 2001
01010603	Chelsea, MA GO Limited Tax 2001
01010605	Orion CUSD #223, IL GO 2001
01010606	Carteret Borough, NJ GO 01
01010607	Pennsauken Township, NJ GO 2001
01010608	Huntley CCSD #158, IL GO 2001

Policy Id	Policy
01010609	Plainville (Town of), MA GO 2001
01010610	Tioga CSD, NY GO 2001
01010612	Bismarck-Henning Community Unit SD #1, IL GO 2001
01010614	Bourne (Town of), MA GO LTD 01
01010615	Hilliard City SD, OH GO 2001
01010616	Waterloo (City Of), IA GO 2001
01010619	Pandora-Gilboa Local SD, OH GO 01
01010620	Reading School District, PA 01
01010622	Louisiana State GO 2001-A
01010623	Niagara Wheatfield CSD, NY GO 2001
01010626	Dyer County, Tennessee GO 01
01010627	Islip (Town of), NY GO 2001
01010628	Riverdale Local School District, OH GO 2001
01010629	Portsmouth (City of), VA GO 2001 A&B
01010630	Sandusky (City), OH GOLT 2001
01010632	Hanover (Town of), MA GO 01
01010634	Cobleskill (Village), New York GO 2001
01010637	Milton (City of), WI GO dtd 6/1
01010638	Central Greene Sch Dist, PA GO SERIES 2001AB
01010639	Tonawanda, New York GO 2001
01010640	Sisters School District #6, OR GO 2001
01010641	Valley CSD (Orange County), NY GO 2001
01010643	Lubbock, Texas GO - Ltd Tax COO 2001
01010646	New Milford BOE, NJ GO
01010647	Dickson County, Tennessee GO 2001
01010650	Des Plaines (City), IL GO 2001
01010651	Burleson (City of), TX GO 2001
01010655	Elgin CCD 509, IL GO
01010657	Livingston (Township), NJ GO 2001A
01010658	Haverstraw-Stony Point CSD, NY GO 2001
01010659	Baltimore, MD GO 2001 A, B & C
01010660	General McLane Area Sch Dist, PA GO 2001 A&B
01010661	Weatherford, TX Limited Tax COO 2001
01010662	Paducah (city of), Kentucky
01010663	West Seneca CSD, NY GO
01010664	Amarillo, Texas GO - Limited Tax 2001
01010669	Lansing, KS GO
01010671	Canyon Co SD # 131 (Nampa), ID GO 2001
01010677	Gaston County, NC GO
01010678	New Windsor (Town), NY GO 2001
01010681	Portage, MI GOLT 2001
01010683	Sterling (Town) MA GO ‘01
01010685	Pharr, Texas GO Limited Tax 2001
01010687	Big Spring School District, PA GO 2001
01010688	McGUFFEY SD, PENNSYLVANIA GO 01
01010691	Moraine Park Technical College Dist, WI GO 2001
01010692	Menasha (Town of) WI GO ‘01
01010694	Ludlow (Town), MA GO 2001
01010695	Township of Vernon (Sussex Cnty), NJ
01010700	Mattoon CUSD #2, IL GO ‘01
01010702	Copperas Cove, Texas LTGO Series 2001 & 2001A
01010706	St. Joseph Cnty Redevelopment Dist, IN GO ULT 2001
01010707	Harris County MUD #24, TX GO 2001
01010708	Merchantville (Borough), NJ GO 2001
01010709	Derry Township Municipal Authority, PA GO 2001

Schedule 1

List of Covered Policies

Policy Id	Policy
01010710	Whitefish Bay (Village), WI GO 2001
01010711	McKinney, Texas LTGO 2001
01010712	New Ulm (City), Minnesota GO 2001
01010715	Bethlehem BOE, NJ GO 2001
01010716	North Mission Glen MUD, Texas GO 2001
01010717	Arbor Park SD#145, IL
01010719	Gloucester County, NJ GO 01
01010720	Woodbridge (Twp), NJ GO 2001
01010723	Tamaqua Borough Auth, PA GO 2001
01010728	Watertown (City), WI GO
01010730	Syosset Central School District, NY GO 2001B
01010731	Waunakee (Village), WI GO 2001
01010732	Delaware Township BOE, NJ GO 2001
01010733	South Plainfield Borough BOE, NJ GO 2001
01010734	Greenwich (T) BOE, NJ GO 2001
01010735	Durand (City of), MI GO 2001
01010736	North Babylon UFSD, NY GO 2001
01010737	St. Clair County, Michigan
01010740	Randolph County, IL GOLT
01010741	Palmyra (Vlg), NY GO 2001
01010742	Abilene, Texas
01010743	San Jose Unified School District, CA GO 2001
01010744	Manheim Twsp Gen Mun Auth, PA Gtd Lse 01
01010746	Verona (City of), WI GO 2001
01010748	Palantine CCSD #15, IL GO Ltd Tx 01
01010749	Fountain Hills USD #98, AZ GO 2001 B
01010750	Wentzville R-IV School District, MO GO 2001
01010752	Upper Saucon Township, PA GO 2001
01010753	Harris County MUD #82, TX GO 01
01010754	Orchard School District, CA GO 2001A
01010755	Highland CSD, IA GO
01010757	Fairview Township Authority, PA 2001
01010758	Knox County, OH GO 2001
01010761	Hamlin (Town of), NY GO 01
01010762	Hartland-Lakeside Joint SD No. 3, WI GO 2001
01010763	NEW LENOX SD #122, IL GO 2001AB
01010764	Warren Building Authority (City), MI GOLT 2001
01010765	Fairview Sch Dist, PA GO Series 2001
01010766	Bridgeport, Connecticut GO 2001 C&D
01010768	Onondaga, NY GO 2001
01010769	Dodge Center, Minnesota GO 2001
01010770	Wilsonville, OR GO ULT 2001
01010771	Tarrytowns (Union Free SD), NY GO 2001
01010774	Cassia JT SD #151, ID GO Ser01
01010775	Rochelle Park (Twp), NJ GO ‘01
01010779	Camden County Imp. Auth, NJ GO 2001
01010780	Pine-Richland School District, PA GO 2001 D&E
01010784	Hawaii County, Hawaii GO 2001A
01010785	Saginaw Intermediate Sch Dist, MI GOLT 2001
01010788	Lawton, Oklahoma GO 2001
01010789	Pima County Flood Control District, AZ GO Ref 01
01010790	Stratford (Town of), CT GO 2001
01010791	South Park SCH Dist, PA GO 2001
01010792	Hartland Township, MI GOLT 2001
01010793	Mashpee Water Dist, MA GO 01 LOTA

Policy Id	Policy
01010794	Mashpee Water Dist, MA GO 01 LOT B
01010798	Waukee (City), IA GO 2001B
01010800	Lindenhurst Park Dist, IL GO 01A&B
01010801	Harrington Park BOE, NJ GO 01
01010802	Muhlenberg School District, PA GO 2001
01010803	Central York School District, PA GO 2001
01010804	Liberty Elementary School District, CA GO 2001
01010806	Maize Unified SD #266, KS GO 2001
01010813	Delran (Township of), NJ GO 2001
01010814	Essex Co, NJ GO 2001
01010815	Essex Co, NJ GO 2001 (2)
01010817	Robinson (City of), IL GO 01
01010818	Jersey City MUA, New Jersey GO 2001
01010819	Jersey City MUA, New Jersey GO 2001 Surety
01010821	Fernandina Beach, FL GO 01
01010823	Alsip (Village), IL GO 01A
01010824	Gloucester, Massachusetts GO 2001
01010825	St. Charles Park District, IL GO 01
01010826	WICKENBURG USD #9, AZ GO 2001
01010827	Osseo (City of), MN GO 2001A
01010829	Commercial Township BOE, NJ GO 2001
01010830	Madison ESD #38, Arizona GO 2001
01010831	Upper Deerfield (Twp) BOE, NJ GO 2001
01010832	Charter Township of Redford, MI GO ULT 2001
01010833	Grapevine (City of), Texas GO 01
01010834	BEAUMONT, TX GO Ltd Tax 2001
01010835	Oxnard School District, California GO Series E
01010836	Melrose Park (Vlg of), IL GO 01A
01010837	Melrose Park (Vlg of), IL GO Series B
01010838	BOUND BROOK (BOROUGH OF),NJ GO
01010839	Crockett County, TN GO 2001
01010840	Ramapo (Town), New York GO 2001
01010842	Springfield (City), MA GOLT 2001
01010844	Rosemont (Village), IL GO 2001
01010845	Berwick Area SD, PA GO 01A&B
01010847	Broken Arrow, Oklahoma GO 2001
01010848	Block House Municipal Utility District, TX GO 2001
01010849	Central Decatur Community SD, IA GO 2001A
01010850	Tallmadge (City), OH GO 2001
01010851	McMinnville (City), OR
01010853	Monroe County, Wisconsin GO 2001
01010854	Sherwood (Village of), WI GO 2001A
01010855	Louetta North Public Util Dist, TX GO 01
01010856	GARNET VALLEY SD, PA GO 2001
01010857	Patterson Joint USD, CA GO 2001 Series A
01010858	Oxford Township BOE, NJ GO 2001
01010861	Closter (Borough), New Jersey GO 2001
01010862	Mount Laurel Township, NJ GO 2001
01010863	Peoria (City of), IL GO 20001CD
01010864	Fort Bend County, Texas GOLT FCWSC 01
01010865	Branchburg Twp BOE, NJ GO dtd 8/15
01010866	School Dist #23 of Calcasieu Parish, LA GO 01
01010869	Virginia (City of), MN GO 2001A&B
01010872	Newbury (Town of), MA GO 2001
01010873	Rensselaer County, NY GO

Schedule 1

List of Covered Policies

Policy Id	Policy
01010878	Hawaii State GO & Refunding 2001 Series CV & CW
01010879	Westerly (Town), RI GO ULT
01010880	Lafayette Yard CDC, NJ Rev Ref 01
01010883	Pleasantville Union Free SD, NY GO 2001
01010884	Hillsborough Twp., NJ GO ‘01
01010886	Lincoln County, Tennessee, GO Series 2001
01010887	Putnam County, Tennessee GO
01010888	De Pere (City), WI GO
01010889	New Prague, MN GO ‘01
01010890	De Soto USD No. 232, Kansas GO Series 2001
01010891	Edgerton SD, WI 01
01010893	Runnemede (Borough), NJ GO 2001
01010894	Twinsburg (City of), OH
01010895	Rochelle Park BOE, NJ GO 2001
01010896	Hortonville SD, WI GO 2001
01010897	Little Egg Harbor (Twp of), NJ 01
01010898	Flower Mound (Town), TX GO LT 2001 Certs of Obl
01010899	Willow Fork Drainage Dist, TX 01
01010900	MARION, ILLINOIS GO (MFT) 2001
01010901	Cedar Park, Texas GO Ltd Tax 2001
01010904	Rosemount Port Authority, MN GO 01C
01010905	Industry (City of), California GO 2001
01010906	Piscataway Township, New Jersey GO 2001
01010908	Worcester (City), MA GO 2001 A&B
01010909	Montgomery Cnty MUD #46, TX GO2001
01010910	Clarkstown (Town), New York GO 2001
01010911	East Peoria SD #86 IL GO 01
01010913	Angelina County, Texas GO 2001
01010916	Waynesboro Area School District, PA GO 2001
01010919	Mt. Pleasant Building Auth, MI GO 2001
01010920	Thurston Co Fire Protection Dist #3, WA GO ULT 00
01010921	Reavis Township HSD #220, IL GO 2001
01010922	Pleasant Prairie, WI GO 2001ABCD
01010923	Temple City Unified School District, CA GO Ser B
01010927	North Lincoln FRD No.1, OR GO
01010930	Delhi (Charter Twsp. of), MI GO 01
01010931	Cuyahoga Falls, Ohio GOLT 2001
01010932	East Lansing (City), MI GO 2001B
01010933	Campton Township, IL GO 2001
01010936	Belle Plaine (City), Minnesota
01010937	Marengo Comm HSD #154, IL GO 2001
01010938	Traverse City ASD, Michigan GO 2001
01010939	Coshocton (City of), OH GO 01
01010940	Pembroke (Town), MA GO 2001
01010942	Long Hill (Twp), NJ GO 2001
01010945	Rowlett (City), Texas GOLT 2001
01010946	Middleburgh CSD, NY GO 2001
01010947	McKeesport Area School District, PA GO 2001
01010948	De Pere Unified SD, WI GO 2001
01010951	Dodgeland SD, WI GO 2001
01010952	Pittston Area School District, PA GO 2001 A&B
01010956	Elmira (City of), NY GO
01010957	Kenosha County, WI GO 01A
01010959	Unicoi County, Tennessee GO
01010964	Lopatcong Twp BOE, NJ GO 2001

Policy Id	Policy
01010967	Sylvania City SD, OH GO 2001
01010968	Colerain (Twp of), OH GO LTX
01010969	Sullivan County, NY GO 2001
01010970	West Greene SD PA GO Series 2001
01010971	Beaver Area SD, PA GO
01010973	Chicago (City), Illinois GO 2001 A&B
01010975	Hays County, Texas GO 2001ULT
01010976	Point Pleasant Beach (Borough) BOE, NJ GO 2001
01010978	Cumberland City, WI GO 2001
01010985	Clark County School District, NV GOLT 2001C
01010986	Clark County School District, NV GOLT 2001D
01010989	Thief River Falls (City), MN GO 2001
01010990	Arcade (Village), NY GO 2001
01010992	Rosendale-Brandon SD, WI GO dtd 9/15/01
01010993	Monroe County, PA GO 2001 CDE&F
01010994	Harbor Creek SD, PA GO 2001AB
01012000	Webb County, Texas GOLT 2001
01012001	Cumberland Valley SD, PA GO 2001
01012006	Victoria, Texas Ltd Tax GO 01
01012008	South Western SD, PA GO 2001
01012009	Lampeter-Strasburg SD, PA GO 2001
01012010	Ocean City, NJ GO 2001
01012012	Willingboro Township, NJ GO 2001
01012019	Chetek School District, WI GO 2001
01012020	Oak Creek-Franklin Jt. SD, WI GO 2001
01012031	Atlantic Highlands/HRSA, NJ GO 2001
01012032	Harris County MUD #53, Texas 01
01012036	Farmington Hills Bldg Auth, MI GO 01
01012037	Sea Isle City, New Jersey GO 2001
01012039	Williamson (Cnty of), IL GO Taxable 2001A&B
01012040	Middleborough (Town) MA Ltd dtd 9/15/01
01012043	Roanoke, TX GOLT
01012045	Franklin-McKinley SD, CA GO 2001A
01012046	Cypress Creek Utility District, TX GOULT Ser 2001
01012047	Grand Ledge (City of), MI GO LTD 2001
01012049	Sacramento City USD, California GO Series 2001
01012053	Octorara Area SD, PA GO 2001
01012054	Horry Cnty, South Carolina GO 01ABC
01012056	Southwestern Ill Dev Auth (O’Fallon)
01012057	Goodview (City of), MN GO 2001
01012058	Paris (City), TX LTX GO 2001
01012061	San Marcos (City), Texas GOLT 2001
01012062	Florida State PECO GO 2001E
01012063	Evansville Cmnty SD, WI GO 2001
01012067	Freehold Township, NJ GO 2001
01012068	Addison Town, Texas GO Ltd Tax 2001
01012071	Wasco Union School District, CA GO 2001
01012072	Prosper, Texas LTGO Series 2001
01012075	Mount Laurel Fire District No. 1, New Jersey
01012076	Platteville (City of), WI GO 2001
01012077	Lenox (Town), MA 2001
01012078	Westside Union School District, CA GO 2001
01012079	Toledo Sch Dist #237, WA GO 2001
01012080	Lemont (Township), IL GO 2001
01012081	Kane County, IL GO 2001

Schedule 1

List of Covered Policies

Policy Id	Policy
01012089	Trenton (City of), NJ GO 2001
01012090	Rochester Hills, MI GO
01012092	Charter Twp of Oakland, MI
01012096	Las Vegas-Clark County Lib Dist, NV GO LT 2001
01012097	Lawrence County, TN GO 2001
01012098	Rio Rancho Pub SD #94, NM GO 2001
01012102	Unadilla Valley Central SD, NY GO 2001
01012103	Murrieta Valley Unified SD, CA 2001 98 Ser B
01012108	Fort Bend County LID #14, TX GO ULT 2001
01012109	Manheim Township School District, PA GO 2001A
01012110	Clovis USD, California GO 2001A
01012112	Gloucester Township, NJ GO 2001
01012113	Gloucester City BOE, NJ GO 2001
01012116	Elkhorn (City of), WI GO 01
01012118	Mercedes (City of), TX 2001
01012119	Henderson County, TN GO 01 Rfdg
01012120	Erie County, NY GO 2001 A&B
01012122	Lynn (City of), MA
01012123	Romulus, MI GOLT 2001
01012124	Athens Area SD, PA GO 01
01012125	Strongsville (City), OH GO LT 2001
01012129	Rockford SD #205, Illinois GO 2001
01012130	Rossford (City), OH GOLT 2001
01012132	London City SD, OH GO 2001
01012136	Minneapolis Spec SD #1, MN GO 2001B
01012137	Muncy School Dist, PA GO 2001
01012138	Brookhaven (Town of), NY GO2001B
01012139	Brookhaven (Town of), NY GO2001A
01012140	Cheshire Cnty, NH GO
01012141	Brown City Community Schools, MI GO 2001
01012145	Warrior Run SD PA GO 2001
01012146	Walworth County Metro Swr Dist, Wisconsin GO 01
01012149	Forest Preserve Dist (Cook Cnty) IL GO 2001 LTD
01012151	Belleville SD #118, IL GO 2001
01012152	Monroe County Area V-Tech Sch Auth, PA 2001
01012153	North Aurora (Vlg of), IL GO 01
01012154	Wayne County, TN GO ‘01- Ind.Dev.Brd.
01012155	Weymouth (Town), MA GO 2001
01012157	Sartell (City), Minnesota GO 2001C
01012161	Burlington (City of), WI GO 2001A
01012162	West Valley School District #208, WA GO 2001
01012164	West Paterson (Boro of), NJ GO 2001
01012165	SANTA CRUZ CITY HIGH SD, CA GO 98C
01012166	Hammonton Town BOE, NJ GO 2001
01012171	Tallmadge (Charter Twsp. of), MI GO 2001
01012172	Cibolo (City of), Texas GO Ltdtx
01012174	Atlantic Highlands (Borough of), NJ
01012175	West Bloomfield SD, MI GO 2001
01012181	Piscataway (Township of), NJ GO 2001
01012182	Plover (Village), WI GO 2001
01012183	Millville (City of) New Jersey
01012184	Greene Co., TN GO 2001A
01012185	Greene Co, TN GO 2001B
01012186	Pampa (City of), TX GO 2001
01012188	Jersey County, IL GO 2001

Policy Id	Policy
01012189	Rayford Road MUD, TX GO 2001
01012191	Mount Prospect (Vlg of), IL GO 2001
01012193	Northern Burlington Cnty Reg SD BOE, NJ GO 2001
01012194	East Granby (Town of), CT 2001
01012196	Louisville CSD, OH GO 2001
01012197	Saginaw County, Michigan GOLT 2001
01012200	Hopewell Valley RSD, NJ GO 2001
01012201	Maui County, Hawaii GO Ser 01 B&C
01012202	Bethlehem Area School District, PA GO 2001
01012203	Monroe MUA (Monroe Township), NJ GO 2001
01012204	Portage County, OH GO Ltd Tax 2001
01012205	Sioux City (City of), Iowa GO 2001
01012206	Ardsley Union Free School District, NY GO 2001
01012207	Cranberry Township, PA GO Ser B&C 2001
01012208	Tioga County, New York GO 2001
01012211	Port of Houston Auth, TX GO 01AB
01012216	Elm Grove (Village of), WI GO
01012218	Lawrence County, TN GO
01012220	Barre (Town of), MA GO
01012221	Derby (City), Kansas GO 2001
01012224	Greene Community SD, IA GO 2001
01012227	Deer Valley Unified SD #97, AZ GO 2001
01012228	Port of Houston Auth, TX GO 2001A
01012229	Middletown, Rhode Island GO Series 2001
01012230	Blue Earth, MN GO ‘01
01012231	Brentwood Union SD, CA GO Series 2001 D&E
01012232	Munroe Falls (City of), OH Series 2001 A & B
01012235	Quaboag Regional School District, MA GO 2001
01012238	Kutztown (Borough of), PA GO 2001A
01012240	Crete, Illinois GO Series 2001A
01012241	Crete, Illinois GO Series 2001B
01012245	Frisco, Texas Limited Tax GO, Series 2001
01012246	Wiseburn School District, California GO Ser 2001
01012247	West Des Moines (City), IA GO 2001C
01012249	Pueblo County SD #70, CO GO
01012250	Pickerington Local SD, OH GO 01
01012251	North Smithfield, RI GO
01012252	Catasauqua Borough, PA GO GTY
01012254	Racine Unified School District, WI GO 2001
01012255	Cambria Somerset Authority, PA GO 2001
01012257	Bradley SD #61, IL LTGO 2001
01012261	Illinois State GO Illinois 2001
01012262	Clermont-Northeastern LSD, OH GO 2001
01012263	Canton (Town), CT GO 2001
01012264	Charlevoix County, MI GO 01
01012268	Arlington Heights Park District, IL GO 2001
01012269	Brockport CSD, NY GO 2001
01012271	South Haven Bldg Auth, MI Go 2001
01012274	Pearland, Texas LTGO Series 2001
01012275	Pine Valley CSD, NY GO 2001
01012276	Westmorland Union Elem SD, CA GO 2001
01012277	Pacific Cnty Pub Hosp Dist No. 2, WA GO 01
01012278	Pulaski (City of), TN GO 2001
01012281	North Mankato (City), MN GO 2001 A
01012282	Pasadena (City), Texas GOLT 2001

Schedule 1

List of Covered Policies

Policy Id	Policy
01012285	Frisco (City), Texas GOLT 2001 A&B
01012286	Canal Winchester LSD OH GO 2001B
01012287	Strongsville, Ohio UTGO Series 2001
01012289	Cudahy (City), WI GO 2001
01012290	Big Rapids (City of), MI GO 2001
01012292	Franklin County, TN GO ULT 2001
01012293	Erie County, Ohio GO Series 2001
01012294	Los Gatos Union SD, CA GO 2001A
01012295	Flambeau School District, WI GO 2001
01012296	Grafton (Village), WI GO 2001
01012297	Conestoga Valley SD, PA GO 2001
01012298	Hillsboro City School District, Ohio UTGO Ser 2001
01012299	Jersey Shore ASD, PA GO 2001
01012304	South Park School District, PA GO 2001 C&D
01012305	Freehold Regional HSD, NJ GO 2001
01012307	Elizabeth (City), New Jersey GO 2001
01012308	Sauk County, Wisconsin GO 2001 A
01012309	Albany County, NY GO ULT 2001
01012310	Jordan, MN GO 2001
01012311	Falconer Central SD, NY GO 2001
01012314	Montour School District, PA GO 2001
01012315	Gladewater (City of), Texas GO 2001
01012316	Oconto City, WI GO 2001
01012317	Sidney, Ohio LTGO 2001
01012318	Mansfield Township BOE, NJ GO 2001 A&B
01012319	Oyster River Cooperative SD, NH GO 2001
01012320	Las Vegas, NV LTGO 2001
01012321	Burlington (Twp), NJ GO 2001
01012322	Bellwood SD #88, IL GO 2001
01012325	McLean County, Public Building Commission
01012326	American Fork City, Utah GO 2001
01012329	Robinson, Texas LTGO Series 2001
01012332	La Habra City School District, CA GO Series 2001A
01012335	HUDSON COUNTY, NJ GO
01012336	National Park (Borough) BOE, NJ GO 2001
01012339	Norwich City SD, NY GO 2001
01012343	Huntsville (City), Texas GOLT 2001
01012344	Northfield (Twp of), MI GO 2001
01012345	Annville-Cleona Sch Dist,PA GO 2001
01012346	Conroe, Texas GO LTX 2001
01012348	Meadowhill Regional MUD, TX GO 2001
01012350	Tacoma School District #10, WA GO 2001
01012351	Caledonia Charter Township, MI 2001
01012352	Agawam, Mass LTGO 2001
01012354	Kankakee (City of), IL
01012355	Farmingdale (Village of), NY GO 2001
01012356	Grand Blanc Community Schools, MI GO 2001
01012357	North Branch (City of), MN 2001
01012358	Forest Park (City), OH GO 2001
01012360	Shreveport, Louisiana GO
01012361	Dilworth (City), MN GO 2001A
01012362	Dilworth (City), MN GO 2001B
01012364	Haverhill (City), MA GO 2001
01012365	Belton City, MO, GO Ref 2001
01012366	Lexington County, SC GO 2001

Policy Id	Policy
01012368	Hewitt (City), TX GOLT 2001
01012370	Highland Heights (City of), OH GOLT 2001
01012371	Haverstraw (Town of), NY GO 2001
01012372	Blaine (City), MN GO 2001A
01012375	Floral Park (Village), NY GO 2001
01012376	Remsen Central School District, NY GO
01012377	Harbor Springs Public Schools
01012378	Watauga County, NC GO
01012381	Oyster Bay (Town of), NY GO 2001B
01012388	Warner Baird District Library, MI GO 2001
01012389	Harris County WC&ID #110, TX 2001 GO ULT
01012390	San Jacinto Coll Dist, TX GOLT 2001
01012391	San Jacinto Coll Dist, TX GOLT Cont Oblig 2001
01012394	Christian County, Ilinois GO 2001A (LTD)& 2001B
01012395	Elizabeth (City), New Jersey GO 2001
01012399	Collinsville CUSD #10, IL GO 2001
01012402	Southern York Co. SD, PA GO
01012403	Providence, Rhode Island GO
01012404	Twinsburg (City of), OH LMTX GO 01
01012406	Harris County MUD No. 153, Texas GO Series 2001
01012407	Moline (City of), IL GO 01
01012409	Lancaster County, PA GO 2001 A&B
01012412	Fort Bend County MUD #113, TX GO 2001
01012416	Whitman-Hanson Regional SD, MA
01012417	Conemaugh Twp Area SD, PA GO 2001
01012418	Washoe County, Nevada LTGO Series 2001A
01012421	Dobbs Ferry (Village), NY GO 2001
01012423	Orland Park Village, IL GO 2001
01012427	Waukegan (City), Il GO 2001A
01012428	Coventry, CT GO
01012434	Tinley Park (Vlg), IL GO 2001
01012437	Parma Heights (City of), OH GO LTX 2001
01012440	Canyon Cnty SD #132, ID GO 2001
01012443	Ypsilanti Community UA, Mi Twn LMTX GO 01
01012448	Rockport (City), Texas GOLT 2001
01012451	North Mission Glen MUD, TX GO 2001A
01012454	Northshore Park & Rec Svc Area, WA GO ULT 2001
01012455	Queen Bee SD #16, IL GOLT 01A&B
01012456	Laurens County Health Care Sys, SC GO Series 2001
01012459	Berwyn North SD #98, IL GO 2001
01012460	Park Forest Village, IL GO 2001
01012461	Rahway (City), NJ GO 2001
01012464	East Haven (Town), CT GO 2001
01012465	Vancouver School District No. 37, WA 2001
01012466	Upton Town, MA GO ULT 2001
01012467	Oxford Area SD, PA GO 2001ABC
01012471	Hattiesburg, Mississippi GO Series 2001
01012473	Chicago Park Dist, IL GO Ltd 2001C
01012474	Chicago Park Dist, IL GO ULT 2001D
01012475	Shenango Area SD, PA GO 2001
01012479	Corona-Norco USD, CA GO 2001
01012481	West Paterson (Borough) BOE, NJ GO 2001
01012482	DENVER SD #1, CO GO
01012488	Suffolk County, New York GO 2001
01012489	North Allegheny SD, PA GO 01A&B

Schedule 1

List of Covered Policies

Policy Id	Policy
01012493	East Pennsboro Area SD, PA GO 2001A
01012494	Harrison School District #2, CO GO 2001
01012496	Montgomery County, TN GO 2001
01012498	Fort Bend County MUD No.1, GO, Series 2001
01012502	Prince George’s County, MD GO/COP 2001
01012503	East Richland CUSD #1, IL GO 2001
01012504	Mankato, MN GO 2001A
01012505	Medina Central School District, NY GO 2001
01012507	Pullman Mem Hosp Pub Hosp Diist # 1-A, WA 01
01012509	Marlboro Central School District, NY GO 2001
01012510	Lumberton BOE, NJ GO 2001
01012511	Lewiston, ME GO 2001
01012513	AMSTERDAM ENLARGED CSD, NY GO
01012514	Montgomery County, TX MUD #60 GO 2001
01012515	Davenport (City of), IA GO 2001 Series C
01012520	Union Elementary School District, CA GO 2001B
01012521	Baldwin City USD No. 348, Kansas GO Series 2001
01012523	Honeoye CSD, NY GO
01012525	Voorhees (Twp), NJ GO 2001
01012527	Dodgeville (City), WI GO 2001
01012528	BRAZOS COUNTY, TEXAS GO 2001 GO
01012529	Fargo (City), ND GO 2001B
01012530	Carl Sandburg CCD #518, IL 2001A
01012531	Buffalo (City), New York GO 2001-D
01012532	Harrisburg Redev. Auth, PA (Harrisburg GO) 01
01012533	Illini Hosp Dist, IL GO 2001
01012535	RICHMOND, VIRGINIA GO
01012536	LaVergne, TN GO ULT 2001
01012538	Hamburg Municipal Authority, PA GO 2001
01012540	Homewood-FlossmoorPkDistILAlt Ser A&B 2001
01020009	CALIFORNIA STATE GO 4-1-99
01020010	California State GO 10-1-00
01020011	California State GO 12-1-00
01020013	CALIFORNIA STATE GO 4-1-99
01020020	California State GO 10-1-00
01020021	California State GO 12-1-99
01020023	California State GO 10-1-00
01020024	California State GO 10-1-00
01020025	CALIFORNIA STATE GO 10-1-97
01020026	CALIFORNIA STATE GO 10-1-97
01020029	CALIFORNIA (STATE OF) GO 1993
01020030	CALIFORNIA STATE GO 10-1-97
01020031	CALIFORNIA STATE GO 10-1-98
01020032	CALIFORNIA STATE GO 2-1-99
01020033	CALIFORNIA STATE GO 2-1-99
01020034	California State GO 12-1-00
01020035	CALIFORNIA ST VAR PURP GO 91
01020036	Florida GO Refg PECO 2001B
01020039	Washington State GO 2001 C & D
01020042	New York City, NY GO 99H
01020049	California State GO 12-1-00
01020050	California (State Of) GO
01020051	New York City, NY GO 99H
01020052	New York City, NY GO 98JK
01020053	CALIFORNIA STATE GO 2-1-99

Policy Id	Policy
01020059	New York City,NY GO Series F&G
01020060	NEW YORK CITY, NY GO 98EF
01020064	New York City,NY GO Series F&G
01020065	New York City,NY GO Series F&G
01020069	New York City,NY GO Series F&G
01020071	California State GO 1998
01020073	California State GO 6-1-00
01020074	New York City,NY GO Series F&G
01020077	New York City,NY GO Series F&G
01020079	New York City,NY GO Series F&G
01020080	California State GO 3-1-01
01020081	New York City,NY GO Series F&G
01020082	New York City, NY GO 99H
01020097	NEW YORK CITY, NY GO 98EF
01020098	New York City, NY GO 01 H Fix
01020099	New York City, NY GO 01 H Fix
01020100	New York City, NY GO 01 H Fix
01020105	New York City,NY GO Series F&G
01020106	New York City, NY GO 01DEF
01020109	New York City, NY GO 01DEF
01020110	New York City, NY GO 99H
01020117	California State GO 12-1-99
01020119	California State GO 6-1-00
01020120	CALIFORNIA STATE GO 91
01020121	CALIFORNIA STATE GO 91
01020122	California (State Of) GO
01020123	California State GO 12-1-00
01020124	California State GO 12-1-00
01020128	California State GO 10-1-00
01020129	CALIFORNIA ST VAR PURP GO 92
01020130	CALIFORNIA STATE GO 91
01020132	California State GO 1998
01020134	CALIFORNIA (STATE OF) GO OCT90
01020135	California State GO 3-1-01
01020136	CALIFORNIA STATE GO 10-1-98
01020137	CALIFORNIA STATE GO 12-1-98
01020140	California State GO 3-1-01
01020141	California State GO 4-1-00
01020143	California State GO 3-1-01
01020144	California State GO 3-1-01
01020146	California State GO 3-1-01
01020152	New York City, NY GO 99H
01020154	New York City, NY GO 99A
01020157	New York City, NY GO 01 H Fix
01020158	New York City, NY GO 01 H Fix
01020165	New York City, NY GO 98JK
01020166	New York City, NY GO 98JK
01020167	NEW YORK CITY, NY GO 98EF
01020169	New York City, NY GO 01DEF
01020175	Washington County, MD GO 2001
01020176	Washington County, MD GO 2001
01020177	Washington County, MD GO 2001
01020178	Washington County, MD GO 2001
01020180	New York City, NY GO 2000A
01020187	Denton County, Texas Ltd GO 99

Schedule 1

List of Covered Policies

Policy Id	Policy
01020208	Los Angeles, CA GO
01020251	Florida State Bd of Ed GO 98 D
01020256	Washington St GO & Lease 98C
01020276	California State GO 6-1-00
01020277	CALIFORNIA STATE GO 12-1-98
01020278	California State GO 3-1-01
01020280	Byron Center Public Schools,MI 2001
01020290	New York City, NY GO 01 H Fix
01020297	Washington St GO & Lease 98C
01020303	Rockland County, NY GO 2001A&B
02010003	Jersey City MUA, NJ GO Surety 2002
02010004	Howard-Winneshiek Community SD, IA GO 2002
02010005	Worthington City SD, OH GO01
02010008	Garnet Valley SD, PA GO 2002
02010009	Lancaster County, PA GO 2002
02010014	FALCON SD #49, COLORADO GO
02010016	Longview School Dist. #122, WA GO 2002
02010017	Lackawanna County, PA GO 2002A and 2002B
02010018	St. Peter ISD #508, MN GO Ref 2002A
02010019	Goodhue ISD #253, MN GO 2002
02010022	LaVergne, TN GO ULT W&S Rev 2001
02010023	Penn Hills (Municipality), PA GO 2002
02010026	Riverside USD, CA GO 2002
02010028	Syracuse, New York GO 2001C
02010029	Syracuse, New York GO
02010030	Reading (Town), MA GO
02010031	Greensburg (City), PA GO 2001
02010032	Shelton SD #309, WA GO ULT 2001
02010034	North Allegheny SD, PA GO Rfdg 2002
02010035	Monroe-Woodbury CSD, NY GO 2001
02010036	First Colony MUD No. 9, Texas GO Series 2002
02010039	Pequot Lakes ISD #186, MN GO 2002
02010040	West Milford (Township), NJ GO 2002
02010041	Trophy Club, Texas LTGO Series 2002
02010042	Prior Lake-Savage ISD #719, MN GO 2002A
02010043	Cedar Rapids Community SD, IA GO 2002
02010044	Medford Area Public SD, WI GO Ref2002
02010046	Jenks, OK GO 02
02010050	Yough School District, PA GO 2001
02010051	Florida State GO PECO, 2001C
02010052	Milford (Town of) MA GO, 1-15-02
02010053	Gail Borden Pub Lib Dist, IL GO 2002
02010054	Amery School District, WI GO 2002A
02010055	Monticello CUSD #25, IL GO
02010056	Franklin Square UFSD, NY GO 2002
02010057	Elmhurst CUSD #205, IL GO
02010059	Sylvan Union Sch Dist, CA GO
02010060	Patchogue, NY GO ‘02
02010061	Mesa (City), AZ GO 2002
02010064	Washtenaw County, MI GO 2002
02010065	Bloomsburg ASD, PA 2001
02010067	Woodbine Community School District, IA GO 2002
02010068	Howard-Suamico SD, WI GO
02010069	Lower Southampton TWP,PA GO
02010071	Livingston (Parish of) SD No. 22, LA

Policy Id	Policy
02010072	Alum Rock Union ESD, CA GO 2001D
02010073	Door County, WI GO ULT 2002A
02010074	Lemont-Bromerek SD #113A, IL 2001
02010076	Asotin County, Washington GO 2002
02010077	Canyon Cnty SD #134, ID 2002
02010078	Bristol Borough, PA GO 2002
02010079	Muskegon County, MI GOLT 2002
02010080	Muskegon County Building Authority, MI GOLT 2002
02010081	College Community School District, IA GO 2002A
02010082	College Community School District, IA GO 2002B
02010084	Clinton Commun SD WI ‘01
02010085	Pullman Memorial Hosp Pub Hosp Dist #1-A, WA 02
02010086	Mohave Cnty Hosp Dist#1, AZ GO 2001
02010088	Shelby Elementary School District #14, MT GO 2002
02010089	Gananda Central School District, NY GO 2002
02010091	Waupaca School District, WI GO 2002
02010092	Bedford County, TN GO 2001
02010094	Taylor (City), Michigan GOLT 2002
02010096	East Richland CUSD #1, IL GO 2002
02010097	INDIANOLA COMMUNITY SD,IA GO 2002
02010100	Lake Saint Louis (City), MO GO 2002
02010102	El Paso County SD #20, CO GO
02010103	Galesburg, IL GO 2001
02010108	Indian Prairie CUSD#204, IL GO 2002
02010109	Stafford, Texas GO Cert, 2002
02010110	Nicollet County, MN GO State Aid Road 02
02010112	Massachusetts Commonwealth GO 2002A
02010118	Black Hawk (County), IA GO 2002
02010119	Cohoes City School District, NY GO 2002
02010120	Keystone School District, PA GO 2002
02010122	Leroy Community Park District, IL GOLT 2002A
02010123	Oley Valley School District, PA GO 2002
02010124	Manhattan Beach USD, CA GO Elec2000B
02010125	Oak Lawn (Village), IL GO ‘02
02010126	Manhattan Beach USD, CA GO 2002E
02010128	Hastings (City), MN GO 2002AB
02010129	Hudson Falls Central SD, NY GO 2002
02010130	West Haven (City of), CT GO 2002
02010131	Wakefield (Town), MA
02010134	Murrysville (Munic.),PA GO 2001
02010136	Plain Local SD, OH GO, 2002
02010137	Moscow, Idaho GO ULT 2002
02010138	Northern Burlington County Reg SD BOE, NJ GO
02010139	Dublin USD, California GO 2002
02010141	Meigs County, Tennessee GO 2002AB
02010142	Jamestown Public SD No. 1, ND GO 2002
02010143	Lacey (City of), WA GOULT 2002
02010145	Greenfield (Town), MA GO 2002
02010146	Monroe County, PA GO, 2002 A&B
02010150	Clinton, NJ, Bd. of Ed. GO 2001
02010151	Glenview Community Consol SD #34, IL GO 2002
02010152	Ocean Township NJ Sewer GO 2002A
02010153	Berkeley County Board of Education, WV GO Ser 2002
02010154	Moosic (Borough), PA GO 2002
02010155	Peoria School Dist 150 IL GO 2002

Schedule 1

List of Covered Policies

Policy Id	Policy
02010157	Leavenworth, KS GO ULT 2002A
02010158	St. Charles CUSD #303, IL GO
02010159	Brooklyn Center SD #286, MN GO 2002
02010160	Ocean Township NJ Sewer GO 2002B
02010161	Orchard Park (Town), NY 2002
02010162	Palmyra Area School District, PA GO 2002
02010164	Florida State GO PECO 2002G
02010165	Mukwonago (Village), WI GO 2002
02010166	Atlantic County, NJ GO 2002
02010168	West Allegheny SD, PA GO 2002B
02010170	Western Wayne Sch Dist,PA GO 2002
02010171	Hopewell Area Sch Dist, PA GO
02010173	Tennessee State GO 2002A
02010174	Umatilla County, OR GO 2001
02010175	Trophy Club, Texas LTGO Series 2002
02010179	Belleville Township, NJ GO 2002
02010180	Midwest City, OK GO 2002
02010181	Kent (Town of), CT GO 2002
02010182	Montgomery, IL GO 02.
02010183	Bloomingdale (Vill. of) IL GO 2002
02010184	Quincy SD #172, IL GO 2002A&B
02010185	Somerville (City of), MA (LT) 2002
02010187	Florida State DOT GO 2002
02010188	Inkster (City), MI GO LTD Tax (MTF Receipts)
02010189	Olathe Unified School District #233, KS GO 2002
02010191	Ingham County Building Authority, MI 2002
02010192	Bath Central SD, New York GO 2002
02010193	Leavenworth, KS GO ULT
02010194	Westlake MUD No. 1, TX 2002
02010195	Illinois State GO 2002
02010196	Spartanburg Sanitary Sewer Dist, SC GO 2002
02010197	McGregor ISD No. 4, MN GO 2002
02010198	St. Charles Par SD #1, LA GO 2002
02010199	New York State GO 2002A
02010200	New York State GO 2002B
02010201	New York State GO 2002C
02010205	Oklahoma County ISD No. 89, Oklahoma GO 2002
02010207	Municipal Imp Corp Los Angeles, CA Lease 2002 F
02010209	Little Chute Area Sch Dist, WI GO
02010210	Raytown School District #2, MO GO 2002
02010212	Oklahoma City, Oklahoma GO 2002
02010213	Carmel Unified SD, CA GO 2002
02010215	Wicomico County, MD GOLT 2002
02010217	Sioux County, Iowa GO 2002
02010219	Essexville, MI GO 2002
02010220	Delano Union Elem SD, CA GO
02010222	New Hartford (Town), NY GO 2002
02010224	Alpena (City of), MI GO 2002
02010227	St. Peters (City of), MO GO 2002
02010229	Johnson County, Illinois GO 2002
02010230	Roanoke (City), Virginia GO 2002 A&B
02010231	El Centro Sch Dist, CA GO 2001
02010234	Linn-Benton Community College District, OR GO 2002
02010235	Lansing Community College, MI GOLT 2002
02010236	Ladysmith-Hawkins SD, WI 2002

Policy Id	Policy
02010237	Eugene School District #4J, OR 2002
02010238	West Contra Costa USD, CA GO 2002B
02010240	Columbus (City of), WI GO 2002
02010242	Eastham (Town), MA GO
02010245	Monroe County, NY GO 2002
02010246	Winnebago County, IL GO 2002
02010247	Oshkosh (City of), WI GO 2002B
02010249	Binghamton (City), NY GO 2002
02010250	Oshkosh (City of), WI GO 2002 A
02010253	Paradise Valley Unified SD #69, AZ GO 2001
02010254	Milford Central SD, NY GO 2002
02010257	Titusville ASD, PA GO 2002
02010263	Bedford (City), TX GOLT 2002
02010265	Lock Haven (City), PA GO 2002
02010266	Moline (City of), IL GO 2002A
02010267	Donegal School District, PA GO 2002
02010268	Madison Central SD, NY GO 2002
02010269	Cambria Heights School District, PA GO 2002
02010270	Fort Lee (Boro of), NJ GO 2002
02010271	Novato USD, CA GO 2002
02010272	Saugatuck (Twsp of), MI GO 2002
02010275	Portola Valley School District, CA GO 2002
02010276	Bangor (City), Maine GO 2002B
02010277	Palmdale School District, CA GO 2002
02010278	Galt Joint Union Elementary Sch Dist, CA GO 2002
02010279	Elizabethtown ASD, PA GO 2002
02010283	Washington USD, CA GOB 2002
02010284	Oakland USD, California GO 2002
02010285	West, Texas LTGO Series 2002
02010288	Northeastern York County SD PA GO 2002
02010289	EWING-LAWRENCE SWG AUTH, NJ GO ‘02
02010291	Margaretville CSD, NY GO 2002
02010292	Louisiana State GO 2002-A
02010293	Menomonee Falls, WI GO 2002AB
02010297	Emporia USD #253, KS GO 2002
02010298	Municipal Imp Corp of Los Angeles, CA Lease 2002G
02010299	White Bear Lake ISD #624, MN GO 2002B
02010300	Scio Central School District, NY GO 2002
02010302	Candor CSD, NY GO 2002
02010306	Jefferson Davis Parish SD #2, LA GO
02010307	Vestal Central SD, NY GO 02
02010308	Wisconsin (State of), GO 2002A
02010311	Shasta Union HSD, CA GO 2002
02010312	Coudersport Area School District, PA GO 2002
02010313	Wolcott (Town), CT GO 2002 Lot B
02010314	Chanhassen (City), MN GO 2002
02010315	Moses Lake SD #161, WA GO 2001
02010316	Piatt Co Pub Bldg Comm, IL GO 2002
02010319	McGuffey SD, PA GO 2002
02010322	Pflugerville, Texas LTGO 2002
02010323	Jefferson County School District #509J, OR GO 2002
02010324	Atlantic City MUA, NJ GO 2002
02010325	Algonquin (Village), Illinois 2002A
02010326	Kinnelon (Boro of), NJ GO 2002
02010327	Briarcliff Manor (Village of), NY GO 2002

Schedule 1

List of Covered Policies

Policy Id	Policy
02010328	Lubbock, Texas GO Ltd Tax 2002
02010330	Medford Township BOE, NJ GO 2002
02010332	Hillside (Village), IL GO 2002
02010333	Broome County, NY GO 2002
02010334	Cornell School District, PA GO 2002
02010335	Oconomowoc (Town of), WI GO 2002AB
02010336	Peoria School District #150, IL GO 2002
02010337	Garrison Union Free School District, NY GO 2002
02010338	Algonquin (Village), Illinois 2002B
02010339	Live Oak (City of), TX GO 2002
02010340	San Francisco Comm College Dist, CA GO 2002
02010342	Tri-Valley Local School District, OH GO 2002
02010343	Red Oak Community SD, IA GO 2002
02010346	West Bend (City of), WI GO ‘02 Bonds
02010347	Bethlehem (City of), PA GO 2002
02010348	Bolivar-Richburg Central SD, NY GO 2002 A&B
02010349	Scotch Plains Township, NJ GO 2002
02010350	Fresno (County), CA 2002
02010351	Deer Park Union Free School District, NY GO 2002
02010353	Starpoint Central School District, NY GO 2002
02010354	Allegany-Limestone CSD, NY GO 2002
02010356	Barstow USD, CA GO Election 2001 SerA
02010359	Ilion Central School District, NY GO 2002
02010360	Cedar Hill I.S.D., TX GO 2002
02010361	Grand Valley Local SD, OH
02010362	Palos Verdes Pen. USD, CA GO
02010363	Sayreville (Borough) BOE, NJ GO 2002
02010366	Orono (Town of), ME GO 2002
02010367	Canon-McMillan SD, PA GO 2002 A&B
02010368	Topsfield (Town), MA GO ‘02
02010369	Freeport (Village), NY GO 2002 A&B
02010371	Center Moriches Union Free SD, NY GO 2002 A&B
02010373	Warren County, NC GO 2002
02010374	Creston Community SD, Iowa 2002
02010375	College Station, Texas LTGO 2002
02010378	Oak Creek (City), WI GO 2002
02010379	Lake Zurich (Village of), IL GO 2002
02010380	Holland City Sch Dist, MI GO 2002
02010382	Heath (City), Ohio GOLT 2002
02010384	St. Charles (City of) IL 2002
02010386	Walnut Valley USD, CA GO Series C
02010387	Sartell ISD #748, MN GO
02010390	Tarrytown (Village), NY GO 2002A
02010391	Colton Joint USD, CA GO 2002
02010392	Pennsbury SD, PA GO 2002
02010393	Denair Unified SD, CA GO Elec 2001 Series A
02010394	Downers Grove Comm HSD No 99, IL
02010395	Newman-Crows Landing USD, CA 2002
02010396	Mad River Local School District BOE, OH 2002
02010397	Clifton (City of), NJ GO 2002
02010401	Tucson, Arizona Lease Conv Ctr 2002
02010402	Tucson, Arizona Lease Conv Ctr 2002
02010403	Oriskany CSD, NY GO 2002
02010404	North Colonie CSD, NY GO 2002
02010405	Caledonia-Mumford CSD, NY GO

Policy Id	Policy
02010406	Garfield Heights (City), OH GOLT 2002
02010407	Washingtonville Central Sch Dist, NY GO 2002
02010408	Longwood Central School District, NY GO 2002
02010411	Jackson-Brownfield Redevel Auth, MI GO LT 02
02010414	Somerdale (Borough), NJ GO 2002
02010420	Port Arthur (City), Texas GOLT 2002B
02010421	Port Arthur (City), Texas GOLT 2002C
02010422	Manitowoc (City), WI GO 2002A
02010423	Deer Valley Unified SD #97, AZ GO 2002
02010426	Calumet Park (Village), IL GO 2002
02010427	Jefferson County, TX GOLT 2002A
02010428	Willsboro Central School District, NY GO 2002
02010431	Meadville, PA GO 2002
02010432	League City (City), Texas GOLT 2002
02010433	Polk County, WI GO ‘02
02010434	West Bend (City of), WI GO ‘02 Notes
02010436	Sheboygan Falls (City of), WI GO 2002
02010439	Smith County, TN GO ULT 2002
02010440	WEST CHICAGO, IL GO IDFA 02
02010443	Queen Anne’s County, MD GO 2002
02010445	Scio Township, MI GOLT 2002
02010448	Ausable Valley Central SD, NY GO 2002
02010449	Washington County, MD GO 2002
02010452	Jurupa Unified School District, CA GO 2002
02010453	Ocean City BOE, NJ GO 2002
02010455	Wayne County Community College, MI GOLT 2002
02010457	Modesto City Elem SD, CA GO 2002
02010458	Modesto High Sch Dist, CA GO Ser A
02010459	Clinton Central SD, NY GO 2002
02010460	Marathon CSD, NY GO 2002
02010461	Los Banos Unified SD, CA GO 2002
02010466	Wilson County, NC GO 2002
02010467	Crockett County, TN GO 2002
02010469	Bolingbrook (Village of), IL GO 2002A&B
02010470	Proctor ISD #704, MN GO 2002A
02010472	Chemung County, NY GO 2002
02010476	Little Silver BOE, NJ GO 2002
02010477	Harris County MUD #53, TX 2002
02010483	Genesee Valley CSD at Angelica-Belmont, NY GO 2002
02010484	Mesa (City), Arizona GO 2002
02010485	Rolling Meadows (City), IL GO 2002
02010488	Attleboro (City of), MA GO LTX 2002
02010489	Grove City Area Hosp Auth, PA GO 2002
02010492	Traverse City, MI GO LTX 2002AB
02010493	Eaton City SD, OH GO
02010494	Lucas City, TX GO Ltd
02010499	Lovington Muni SD No. 1, NM GO
02010500	Wellington Unified SD #353, KS GO 2002
02010501	Florida State PECO 2002, Series B
02010502	Onalaska, WI GO 2002
02010503	Portage City Building Authority, MI GOLT 2002
02010504	Leavenworth Co. USD No. 449 (Easton), KS GO 2002
02010507	Mexico Central School District, NY GO 2002 Ser A
02010508	Vilas County, WI GO 2002
02010509	Mt. San Antonio Com Clg Dist, CA GO 2002

Schedule 1

List of Covered Policies

Policy Id	Policy
02010510	Garland (City), Texas GOLT 2002
02010511	Ceres USD, CA GO (Elec 2001) 2002A
02010512	Prattsburg CSD, NY GO 2002
02010513	Sidney City School District, Ohio 2002
02010516	Dansville Central School District, NY GO 2002 A&B
02010517	Chula Vista Elementary SD, CA GO 2002
02010522	St. Clairsville-Richland City SD, OH GO 02
02010523	West Harris Co MUD #10, TX GO 2002
02010525	Pulaski CSD, NY GO 2002
02010531	Sharon Springs CSD, NY GO 2002
02010532	Eastside Union SD, CA GO 2002
02010533	Montgomery County, NY GO 2002
02010535	Hampton Township, PA GO 2002 A&B
02010536	Warrensburg CSD, NY GO 2002
02010541	Moonachie (Boro of) BOE, NJ GO dated April 1, 2002
02010542	Leander (City), Texas GOLT 2002
02010544	Manistique, Mi GO LMTX 02
02010545	East Hartford(Town of)CT GO 2002
02010548	Benbrook, Texas GO Ltd Tax 2002
02010551	Philadelphia Redev Auth, PA 2002
02010553	Wilkinsburg SD, PA GO 2002
02010557	Ennis, Texas GO Ltd Tax 2002
02010558	Knoxville, Tennessee GO 2002
02010560	Valley Stream (Village), NY GO 2002
02010561	Tillamook County, OR GO 2002
02010562	West Fargo Public SD#6, ND GO 2002
02010563	Brockton, Mass GO 2002 A & B
02010564	Summit County, OH Limited Tax GO 2002R
02010565	Bloomfield (Twp), NJ GO 2002
02010566	Union Co, Il GO Pen 02
02010567	El Monte City SD, CA GO 2002B
02010569	Desoto (City of), TX GO Ltd Tx ‘02
02010570	Desoto (City of), TX GO Ltd 02
02010572	Lorain County, OH GOLT 2002
02010574	Phoenix CSD NY GO 2002
02010576	Moorehead ISD #152, MN GO 2002
02010577	Floodwood ISD #698, MN GO 2002A
02010578	Lewisville (City), Texas GOLT 2002
02010579	Jenison Pub Sch,MI GO 2002 Non-SBLF
02010580	Ambridge ASD PA GO AB 02
02010583	Ringgold School District, PA GO 2002
02010584	Elgin (City of), Illinois GO 2002
02010585	Butler Area School District, PA GO 2002 ABC&D
02010586	Jackson Township BOE, NJ GO 2002
02010587	Morristown (Town), NJ GO 2002B
02010588	Morristown (Town), NJ GO 2002A
02010590	Highline SD #401, WA GO 2002
02010591	Hammond Central SD, NY GO 2002
02010593	Beavercreek (City), OH GO 2002
02010594	Southgate (City of) Building Authority, MI 2002
02010597	Tullahoma (City), TN GO 2002
02010598	Channahon Park District IL GO Alternate Rev 2002
02010600	Abilene, (City of) TX GO & CO 2002
02010601	Brownwood, Texas LTGO 2002
02010602	Lufkin, Texas LTGO 2002

Policy Id	Policy
02010606	South-Western City SD, OH GO LMTX 2002A
02010607	South-Western City SD, OH GO 2002B
02010610	Waxahachie, Texas GO Ltd Tax
02010611	Kellogg Comm Coll, MI LTGO 2002
02010612	Gilbert (Town), AZ GO Ref 2002
02010613	Lincoln County, NC GO 2002
02010614	Santa Clarita CCD, CA 2002
02010615	Florence, Kentucky GO 2002 B
02010616	Florence, Kentucky GO 2002 A
02010617	Pearland, Texas LTGO 2002
02010618	Syracuse, New York GO 2002B
02010619	Urbana SD #116, IL GO 2002
02010623	Grayslake Community HSD #127, IL GO 2002 A&B
02010624	Methow Valley SD #350, WA (Okanogan Co.) GO ULT
02010628	NORTH HEMPSTEAD (TOWN), NY GO 2002
02010630	Plattsburgh City School District, NY GO 2002
02010632	Pen Argyl Area SD, PA GO 2002
02010633	Williams Valley SD, PA GO 2002
02010635	Fremont Unif Sch Dist,CA GO 02
02010636	Mansfield, OH GOLT ‘02
02010637	Zion (City of), IL GO 2002 (Alt Rev)
02010638	Ewing Twp, NJ GO 2002
02010639	Hancock CSD, NY 2002
02010640	Berne-Knox-Westerlo CSD, NY GO 2002
02010643	Kendall-Kane Cos. CUSD 115 (Yorkville), IL GO 02
02010644	Clifton (City) BOE NJ GO 2002
02010645	Aurora West SD #129, IL GO 2002
02010646	Aurora West SD #129, IL LTD GO 2002
02010647	Chambersburg Area SD, PA GO 2002
02010650	Fairfax Sch Dist, CA GO 2002
02010651	Gettysburg Muni Auth, PA GTD 02
02010652	Mantua Twp, NJ GO 2002
02010656	Espanola Public SD 45, NM GO 02
02010657	Sharpsville Area SD, PA GO 02 A&B
02010658	Titusville ASD, PA GO 2002A
02010659	Philadelphia SD, PA GO 2002B
02010660	Douglas County, WI GO 2002
02010661	Huntington Beach City SD, Ca
02010662	Carteret Borough, NJ G.O. 02
02010666	Hortonville SD, WI GO 02
02010668	Saddle Brook Twp BOE, NJ 2002
02010669	Summit County, Ohio GO Limited Tax 2002
02010670	Upper Scioto Valley Local SD, OH GO 2002
02010671	West Valley School District #208, WA GO 2002
02010673	Flemington Borough, NJ GO 2002
02010674	Liberty Union High School District, CA GO 2002B
02010675	Liberty Union High School District, CA GO 2002A
02010676	Grundy Co., IL GO 02
02010678	Silver Creek CSD, NY GO 2002
02010679	Morrisville-Eaton CSD NY GO 2002A&B
02010680	Camden CSD, NY GO 02 A&B
02010681	Hannibal CSD, NY GO 2002
02010682	Indian River CSD, NY Series 2002
02010683	Ilion Central School District, NY GO 2002 A & B
02010684	Bunker Hill Vlg,TX LT GO 02

Schedule 1

List of Covered Policies

Policy Id	Policy
02010686	Lakeland CSD, NY 2002
02010687	Kendall CSD, NY GO 2002
02010688	Dorchester County, MD GO 2002
02010689	Harris Co TX WC&ID #119, GO 02
02010691	Carpentersville CUSD 300, IL GO Working Cash 2002
02010694	Hobbs Municipal SD # 16, NM GO 2002
02010695	Elizabethton (City), TN GO 2002 A&B
02010696	Tullahoma (City), TN GO 2002
02010697	Harrisonville R-IX SD, MO GO ULT 2002
02010699	Brick Township, NJ GO & MUA 02
02010700	Absecon (City of), NJ GO 02
02010701	Seneca Falls Central Sch Dist, NY GO 2002 A&B
02010702	Miller Place UFSD, NY Ser. ‘02
02010703	South Side ASD, PA 2002
02010704	Sanger, Texas LTGO 2002
02010705	Greensburg Salem SD, PA GO 2002
02010709	Schenectady City SD, NY GO 02
02010710	Attica Central School District, NY GO 2002
02010712	Islip (Town of), NY GO 2002
02010713	Sodus Central School District, NY GO 2002
02010714	Oklahoma County ISD #89, OK GO 2002 Ref
02010715	Great Bend Unified SD#428, KS GO 2002
02010716	Harpursville Central School District, NY GO 2002
02010718	Copenhagen SD, NY GO 02
02010719	Yorkshire-Pioneer CSD, NY GO 2002
02010720	Brunswick CSD, NY GO 2002
02010721	McGraw CSD, NY GO 02
02010722	Sherburne Cnty, MN GO 2002
02010724	New York City, NY GO 2002 DEFG
02010725	Clyde-Savannah CSD, NY GO 2002
02010726	Brockport CSD, NY GO 2002
02010727	Tacoma, WA ULT GO 2002
02010728	Wilmington, Delaware GO 2002
02010730	Central York School District, PA GO 2002
02010731	Chillicothe Pub Library Dist 2002
02010733	Santa Rosa Elem SD, CA GO 2002
02010735	Greenwich CSD, NY GO 2002
02010736	Milford Central School District, NY GO 2002
02010740	Gainesville (City), TX GOLT 2002
02010742	New Haven (City of), Connecticut GO 2002B
02010743	Northern Adirondack CSD at Ellenburg, NY GO 02
02010744	Bedford (City) Ohio GOLT 2002
02010745	Chateaugay Central School District, NY GO 2002
02010746	Caledonia-Mumford CSD, NY GO 2002 Refunding
02010747	Green Twp BOE, NJ GO 2002
02010748	Randolph Central School District, NY GO 2002
02010753	Montgomery Cnty USD #445(Coffeyville), KS GO 2002
02010754	Harrisonburg, Virginia GO Series 2002A
02010755	Harrisonburg, Virginia GO 2002B
02010756	Schenevus CSD, NY GO 2002
02010757	Hamilton CSD, NY GO ULT 2002
02010760	Plano Community Library District, IL GO 2002
02010761	Brainerd ISD #181, MN GO 2002
02010762	San Mateo Cnty Comm Coll Dist,CA GO 02A
02010765	Warren County, PA GO 2002

Policy Id	Policy
02010766	Ada Exempted Village SD, OH GO ULT 2002
02010768	Dulce Independent SD #21, NM GO 2002
02010769	O’Fallon (City), IL Development Finance Auth 2002
02010770	Harrisburg Authority, PA GO SD Proj 2002 Series A
02010771	Warren, MI Ltd Tax GO2002;Downtwn
02010772	Heuvelton CSD, NY GO 2002
02010774	Spencer-Van Etten CSD, NY GO 2002
02010778	Lower Cape May Regional SD BOE, NJ GO 2002
02010779	Fort Plain CSD, NY GO 2002
02010780	Greene Central School District, NY GO 2002
02010781	Heartland Community College Dist #540, IL GO 2002
02010782	Gibbsboro Bd of Ed, NJ GO 2002
02010784	Galway Central School District, NY GO 2002
02010785	Bellevue SD #405, WA GO 2002
02010786	Placentia-Yorba Linda USD, CA GO 2002
02010789	Fort Cherry SD, PA GO 2002
02010790	Cairo-Durham CSD, NY GO 2002
02010791	Macomb Township, MI GO LTX 2002
02010793	Peoria (City of), IL GO
02010794	Etowah W&S Authority
02010795	Greenfield Union School District, CA GO 2002 A
02010796	Greenfield Union School District, CA GO 2000 C
02010800	Sherrill City SD, NY GO 2002
02010801	Carman-Ainsworth Community Schools, MI GO
02010802	Alta Loma School Dist, CA GO 2002
02010803	Moshannon Valley SD, PA GO 2002
02010807	Wallkill CSD, NY GO 2002
02010808	Scott Cnty Schools USD #466, KS GO 2002
02010809	Geneva (City of), IL GO 2002
02010810	Brazoria Cnty MUD #4, TX GO 02
02010811	Groton CSD, NY GO 02
02010814	Edmeston CSD, NY GO 2002
02010815	Victor ESD, CA GO Series 2001 A
02010816	West Haven (City of), CT GO Ref 2002
02010819	Anaheim City SD, CA GO 2002
02010820	Lyndonville CSD, NY GO 2002
02010821	Penn-Delco School District GO 2002
02010822	Bridgewater-Leonardsville CSD, NY GO 2002
02010825	Perth Amboy BOE, NJ GO
02010827	Fullerton School District, CA GO 2002
02010829	Marcellus CSD, NY GO 99A
02010830	Morton Road MUD, TX GO 2002
02010831	Bath Central School District, NY GO 2002
02010832	Scio Central School District, NY GO
02010833	East Islip UFSD, NY GO
02010834	Peru Central School District, NY GO 2002 A&B
02010836	Chenango Forks CSD, NY GO 02
02010837	Canonsburg (Borough), PA GO 2002
02010839	Mojave USD SFID #1, GO ULT 2002
02010840	Ranch at Cypress Creek MUD No. 1, Texas GO Ser. 02
02010841	Plymouth (City of) MI, LT 2002
02010842	Burlington (City), Iowa GO 2002
02010843	Mars Area School Dist PA GO AB02
02010844	Morristown CSD, NY GO 2002
02010845	Trophy Club MUD

Schedule 1

List of Covered Policies

Policy Id	Policy
02010846	Jefferson CSD, NY GO 02
02010847	Massachusetts Commonwealth GO C 02
02010848	Windsor Central School District, NY GO 2002
02010849	Addison Central School District, NY GO 2002
02010850	Solanco Sch Dist, PA GO 2002
02010851	Huron County, Michigan GO 2002
02010852	Jamesville-Dewitt CSD, NY GO2002
02010853	Tinton Falls (Bororough), NJ GO 2002
02010854	Burbank Unified SD, CA GO 97C
02010855	Evans-Brant CSD, NY GO Refg 2002A,B&C
02010856	Franklinville CSD, NY GO 2002A&B
02010857	Gloucester Twp BOE, NJ GO 2002
02010860	Springville-Griffith CSD NY GO Refg 2002
02010861	South Milwaukee SD,WI GO Ref 02
02010862	Fayetteville-Manlius CSD,NY
02010865	Binghamton City SD, NY GO 2002
02010866	Greenwood CSD, NY 2002 GO
02010867	Amityville Union SD, NY GO
02010868	Whitestown, New York GO 2002
02010869	Westfield CSD, NY GO 2002A&B
02010870	Forestville CSD, NY GO 99
02010872	Plumsted BOE NJ GO, dated June 15, 2002
02010873	Livonia Central School District, NY GO 2002
02010874	Red Oak, TX GO Ltd Tax 2002
02010875	Franklin Twp. (Gloucester Cnty), NJ
02010876	Charlotte Valley CSD, NY 2002A&B GO
02010877	Contra Costa CCD, CA GO 2002
02010878	EAST WILLISTON UFSD, NY GO 2002
02010879	Forest Hill, Texas GO 2002
02010880	Amsterdam Enlarged City SD, NY GO 2002
02010881	Bastrop County, Texas GO 2002
02010882	Georgetown-South Otselic Valley CSD GO 2002
02010884	Hesston Unified SD No. 460, KS
02010885	Butler County, PA GO 02 FWD
02010886	Central Square CSD, NY GO A&B
02010887	La Mesa-Spring Valley SD, CA
02010889	Schenectady City SD, NY GO 02
02010890	Honeoye CSD, NY GO 02
02010891	Johnstown City SD, NY GO 2002
02010892	Jordan-Elbridge CSD, NY GO
02010893	Oklahoma City, Oklahoma GO 2002
02010894	Potsdam Central School District, NY GO 2002
02010896	Waubun-Ogema-White Earth ISD #435, MN GO 2002
02010897	East Peoria, IL GO Alternate Rev 2002A
02010898	Kaneland CUSD #302 IL (Kane/Dekalb) GO 2002
02010901	Bridgeport, Connecticut GO 2002
02010903	Lakeville ISD #194, MN GO 2002 B
02010904	Middle Twp BOE, NJ GO 2002
02010905	Williamson CSD, NY GO Refg 2002A&B
02010906	Osseo-Fairchild SD, WI GO 2002
02010908	Washington Township BOE, NJ GO
02010911	Charleroi Area SD, PA GO 02
02010912	Oakfield-Alabama CSD, NY GO 2002
02010913	Greenburgh CSD #7, NY GO 2002
02010914	Fulton City SD, NY GO 2002

Policy Id	Policy
02010915	Fort Bend Co MUD 119 Ult GO 2002
02010916	Wheatland-Chili Central SD, NY GO 2002
02010919	Avon Central SD, NY GO 2002
02010921	West Irondequoit Central School District, NY 2002
02010927	Trumansburg CSD, NY GO 02A&B
02010929	Canastota CSD, NY GO 02
02010931	Bainbridge-Guilford CSD, NY GO Refg 2002A&B
02010933	Gurnee (Village), IL GO 2002
02010935	Darke County, OH GO 2002
02010936	Cabrillo Comm Coll Dist, CA 2002
02010937	Washington (City), PA GO 02AB
02010938	Morris CSD, NY GO Ref 2002
02010939	Clinton Central SD, NY GO 2002
02010940	Redwood City SD, CA GO 2002
02010942	San Mateo Union HSD,CA GO 02B
02010944	Watertown (City), WI GO 2002
02010949	Stillwater Central SD,NY GO 02
02010950	Essex County Improvement Auth, NJ (Cogen Fac GO)
02010951	Johnsburg CSD, NY 2002
02010953	Aromas-San Juan USD, CA GO 2002A
02010954	Montgomery Village, IL Alt Rev GO 2002
02010955	Alexandria Twp BOE, NJ GO, dated July 15, 2002
02010956	Merrick UFSD, NY GO 2002
02010957	Gouverneur CSD, NY GO Refg 2002
02010958	Hudson City SD, NY GO 2002
02010959	Letchworth CSD, NY GO 2002
02010960	Menomonee Falls, WI GO Notes 2002D
02010961	Winona County, MN GO 2002
02010962	Paxton, IL GO Alt. Rev., 2002
02010963	Wilson County, TN GO ULT School Refg 2002
02010964	Wilson County, TN GO ULT Rural School Refg 2002
02010967	Hurst, TX COO GO Ltd Tax 2002
02010968	Bordentown Reg SD, NJ GO, dated July 15, 2002
02010970	Avalon (Borough of), NJ GO 2002
02010971	City-County of Butte-Silver Bow, MT ‘02
02010972	Mauston SD, WI GO 2002
02010973	INDIANOLA COMMUNITY SD,IA GO Refunding Bonds
02010974	Salem CSD, NY GO 2002
02010975	Lumberton MUD GO ULT 2002
02010978	Penn-Delco School District GO 2002A
02010979	Paramus (Boro of), NJ GO 2002
02010980	Lockport City SD, NY GO 2002
02010981	Argyle CSD, NY GO 2002
02010982	West Ottawa PS, MI GO 2002 AB
02010983	North Harris Montgomery CCD, TX GOLT 2002 Bd/Ref
02010986	Dickson Co, Tn
02010987	Maize Unified SD #266 (Sedgewick Co), KS GO 2002
02010988	Coronado USD, CA GO 2002B (Election 1998)
02010989	North Brunswick TWP BOE, NJ GO dated July 15, 2002
02010991	Mullica Twp BOE, NJ GO dated July 15, 2002
02010992	St. Charles Park District, IL GO 02A
02010995	Livingston, Tennessee GO 2002
02010996	Taconic Hills CSD, NY GO 2002
02010997	Marion Central SD, NY GO Refg 2002
02010999	LA PORTE, TEXAS GO 02

Schedule 1

List of Covered Policies

Policy Id	Policy
02011000	Sauk Centre, MN GO ‘02A
02011001	Sauk Centre, MN GO ‘02B
02011002	Auburn City SD, NY GO 2002ABCD
02011003	Granville CSD, NY GO 2002
02011004	Southern Lehigh SD, PA GO 2002A
02011006	Mount Morris CSD, NY GO 2002
02011007	Stratford (Town of), CT GO 2002
02011008	Marshall SD, WI
02011011	Olean City SD, NY GO 2002
02011013	Big Lake, MN GO 2002
02011014	Island Trees UFSD, NY GO 2002
02011015	Cumberland County, NJ GO 200
02011018	Ocean Shores, WA GO ‘02
02011019	Muhlenberg School District, PA GO 2002A
02011020	Homer SD #13 (Clairborne Prsh), LA GO 2002
02011021	Tehachapi Unified SD, CA GO 2002C
02011022	West Babylon USFD, NY GO 2002
02011024	Washoe County SD, NV GO 2002B
02011026	Rocklin USD, CA GO 2002
02011028	King Cnty Rural Lib Dist, WA UTGO 02
02011029	Hinsdale CSD, New York GO 2002
02011030	Meriden (City of), CT GO Taxable 02
02011032	Kings Canyon JUSD, CA GO 2002
02011033	Clear Brook City MUD, TX GO ULT 2002
02011034	Granville CSD, NY GO 2002
02011036	Onalaska, WI GO Rfdg 2002
02011037	St. Joseph, MN GO 2002
02011038	Readington (Twsp of) NJ GO 02
02011039	Central UHSD CA GO Rfg 2002
02011040	Panhandle, Texas GO 2002
02011041	Willard Pub Library, MI LTGO 2002
02011042	Gorham-Middlesex CSD, NY ‘02
02011043	Antietam School District, PA GO 2002AA
02011047	Harrisville CSD, NY GO 2002
02011048	Saginaw City SD, MI LTGO 2002
02011049	Harris Cnty MUD #196, TX GO 2002
02011050	Oneida City SD, NY GO 02
02011051	East Irondequoit CSD, NY GO 2002ABCDE
02011052	Sienna Plantation MUD #2, TX 02
02011056	Ashtabula Area CSD, OH GO ULT 2002
02011057	Lowville CSD, NY GO 2002
02011058	Keystone Oaks SD, PA GO 2002
02011059	Avoca CSD, NY GO 2002
02011060	Lighthouse Point (City), FL GO 2002
02011061	Washington State GO Series 2003A & 2003T
02011064	Akron-Summit Co. Pub Lib, OH 02
02011066	Churchville-Chili CSD, NY GO 2002
02011067	Leesville SD#16 of Vernon Parish, LA GO ‘02
02011068	Hudson Falls Central SD, NY GO Rfdg 02
02011069	Watervliet City SD, NY 2002A
02011070	New Jersey (State of) GO 02
02011071	Hidalgo County, Texas GO 2002
02011073	Temple (City of), TX LTX GO 2002
02011074	Ridgefield, NJ GO 02
02011075	Pequea Valley SD, PA GO 2002

Policy Id	Policy
02011076	Huntingdon ASD, PA GO 2002
02011077	Ovilla, TX, LT Series 2002
02011078	Giles County, Tennessee GO 2002
02011079	South Barrington Park District, IL
02011086	Wheelerville UFSD, NY
02011087	Cambridge CSD, NY GO Refg 2002
02011088	Kendall CSD, NY GO 2002
02011089	Fayette (County of), PA GO
02011091	North Washington Fire Prot Dist, CO GO 2002
02011092	Kane County, IL GO Alt Rev 2002
02011094	Palmer (Township), PA GO 2002
02011095	South Milwaukee SD,WI GO Ref 2002B
02011096	Addison (Village of), IL GO Ref 02
02011097	Babylon Union Free SD, NY 2002
02011101	Festus Reorg. SD R-6, MO GO 02
02011102	Fillmore CSD, New York GO 2002
02011103	Albany County, NY GO ULT Refg 2002
02011106	Starpoint Central School District, NY GO 2002
02011107	Cinco MUD No. 1, Texas Contract Revs 2002
02011108	Holley Central SD, NY GO Refg 2002
02011109	Harris Co. MUD # 71, TX GO 2002
02011110	Woodlands Metro Center MUD, TX 2002
02011111	Lansing (Village of), IL GO ‘02 Ser.A
02011112	Swedesboro-Woolwich SD, NJ 02
02011113	Bellaire (City of), TX GO LTX 2002A
02011115	Homewood (Village of) IL GO 02
02011119	Elizabeth Forward School District, PA GO 2002
02011121	Fairfield Area SD, PA 2002
02011123	Ambridge (Borough of), PA GO 2002
02011124	Morrow (Cnty), OH Ltd Tx
02011125	Lufkin, Texas GO Ltd Tx 2002
02011126	Montgomery Cnty MUD #46, TX GO2002
02011127	Pittsburgh SD, PA GO 2002
02011128	Dolton SD #148(Cook)IL GO LT 2002
02011129	San Diego USD, CA GO 02
02011132	Monmouth Reg HSD NJ
02011134	Delaware (City of) Ohio Var Purp 2002
02011135	Boston, Massachusetts GO 2002B
02011137	East Allegheny SD, PA GO 2002
02011138	Somerset (Boro of) Muni Auth, PA Swr Rev Ref, 2002
02011139	Harris Cnty MUD #152, TX GO 02
02011141	Normal CUSD #5, IL GO 2002
02011142	Butler (Borough), NJ G.O. Bonds 2002
02011143	Loyalsock Township SD, PA GO 2002
02011144	Twinsburg (City of), OH LMTX GO 2002
02011145	East Bloomfield CSD, NY GO 02
02011148	Horsepen Bayou MUD, TX GO ULT Refg 2002
02011149	Kingsport (City), TN GO Ref 2002A
02011153	Paris (City), TX LTX GO 2002
02011154	Saucon Valley SD, PA GO Refg 2002
02011155	Ellington (Town of), CT GO 2002
02011156	Sisters School District #6, OR GO 2002
02011160	Montebello USD, CA GO Elec. of 1998, Series 2002
02011161	Arcadia SD, WI GO Ref, dated September 1, 2002
02011162	Northfield (City of), NJ GO 2002

Schedule 1

List of Covered Policies

Policy Id	Policy
02011163	Glenwood CSD IA GO
02011164	Indiana Bond Bank Taxable Severance Funding, Ser 2
02011165	Yuba City USD SFID #99-1,CA GO 2002
02011166	Littlestown Borough, PA GO 2002
02011168	Pendergast Elem SD #92, AZ GO ‘02 B
02011169	Bloomfield Twp BOE, NJ GO 02
02011170	Rowlett (City), Texas GOLT 2002
02011175	Greater Johnstown SD, PA GO 2002
02011176	Monroe County, PA GO Notes Series A of ‘02
02011177	Houston (City), Texas GO LTX 2002A
02011179	Saugerties CSD, NY GO Ref 2002
02011181	South Lewis CSD, NY GO 2002AB
02011182	Harris Co FWSD #51, TX GO 2002
02011183	Adams County, PA GO Refg 2002
02011184	Montgomery Cnty MUD #60, TX GO 2002
02011186	Corry Area SD, PA GO Ser 2002
02011190	Mitchell Co Pub Bldg Comm, KS (Mchll. Co Hos. Prj)
02011191	Mesa (City), Arizona GO 2002A
02011192	Sch Dist of the City of River Rouge, MI GO 2002
02011193	Middlesex County IA (No. Brunswick) NJ GO 2002
02011195	Arnold (City), PA GO 2002
02011197	Chippewa County, WI GO Ref, dtd 9/15/02
02011198	Saugus USD, CA GO ULT 2002A
02011199	Rondout Valley CSD, NY GO 2002
02011201	Monroe Twp BOE, NJ (Middlesex) 2002
02011202	Colleton County, SC GO 2002B
02011203	Riverhead Central SD, NY GO 2002
02011204	Jackson County Bldg Auth. LTGO , MI
02011205	Willow Springs, IL GO ULT Alt Rev 2002A
02011206	Willow Springs, IL GO LTX 2002B
02011207	Erie County, NY GO 2002 A&B
02011208	Tuscola Cnty Sanitary Sewer Sys Ref LTGO, MI, 2002
02011209	Big Beaver Falls ASD PA GO Ref 2002 A
02011210	Fort Bend County MUD #1 GO, 2002
02011212	Chilton SD, WI GO
02011215	Memorial MUD, TX GO ULT 2002
02011216	Weymouth (Town), MA GO 2002
02011217	Cleveland Hill UFSD, NY GO Ref 2002 A & B
02011218	Clifton-Fine CSD, NY GO Ref 2002
02011219	Union Springs CSD, NY GO Ref 2002
02011220	Martin (City of), TN GO Pub Imp Ref, 2002
02011222	Nanty-Glo Sanitary Sewer Auth, PA Gtd Swr Rev 02
02011223	Urbandale (City), IA GO 2002
02011224	Middletown Bd. of Ed., NJ 2002
02011225	Greater Latrobe School Dist Auth, PA GO Ref 2002AB
02011227	Webb County, TX GOLT 2002
02011231	Bastrop (City of), TX GO 2002
02011232	San Francisco, California GO IMP 2002
02011233	Edgerton LSD, OH GO 2002
02011234	Cohoes (City of), NY GO 2002
02011235	Johnston (City), IA GO 2002B
02011236	Brazoria County MUD #3, TX 2002
02011237	Patchogue-Medford USD, NY GO 2002
02011238	Van Hornesville-Owen D. Young CSD, NY GO Ref 02
02011239	West Allegheny SD, PA GO 2002D

Policy Id	Policy
02011240	Derry Area School District, PA GO Ref C 02
02011241	Patrick Henry LSD, OH GO 2002
02011242	Rowlett (City), Texas GOLT COB - 2002
02011245	Chichester SD, PA GO 2002
02011248	Jefferson Twp Bd of Educ, NJ GO 2002
02011249	Chambersburg (Borough of), PA GO 2002
02011250	Bismarck Public SD #1, ND GO 2002 Series B
02011252	Dodge City USD #443, KS GO Ref 2002
02011253	Bridgeview (Village of), IL GO Ref 2002
02011254	Ellwood City Area SD, PA GO 2002
02011255	West Marshall CSD, IA GO Ref 2002
02011256	Oswego USD No. 504, KS GO Ref, 2002
02011257	Greencastle-Antrim SD, PA GO 2002
02011258	West Harris Co MUD #10, TX GO 2002B
02011259	Lebanon (Town of), VA GO 2002ABC
02011260	Oppenheim-Ephratah CSD,NY GO Ref 2002
02011261	Fort Lupton Fire Protection Dist, CO GO 2002
02011262	Albany County, NY GO Refg 2002B
02011263	Lancaster (City of), TX GO LTX Ref, 2002
02011264	Newport, KY GO
02011265	Las Virgenes USD, CA GO 1997 Election, Ser D 02
02011266	Huntington (Town), NY GO 2002
02011268	Lyons (Village), IL GO Alt Rev Series 2002
02011269	Sevierville, Tennessee GO 02
02011270	Dallas Center-Grimes CSD, IA GO dtd 11/01/02
02011271	Towanda Area School District, PA GO 2002
02011272	Panama Central SD, NY GO Ref 2002
02011273	Millcreek Township SD, PA GO 2002AB
02011274	Fort Bend MUD #68, TX GO Ref 2002
02011275	West Mifflin ASD, PA GO 2002A&B
02011276	Bensalem (Township) SD, PA GO 2002
02011277	Oconomowoc (City of), WI GO Ref 2002
02011278	Waco (City), TX GOLT Ref 2002
02011280	East Lampeter (Township), PA GO, 2002
02011281	Foothill-De Anza CCD, CA GO Ref 2002
02011283	Newburgh City SD, NY GO Ref 2002
02011284	Galena Park (City of), TX GO Ref & COO, 2002
02011286	Pasadena (City), TX GOLT 2002
02011287	Cinco MUD No. 9, TX GO Ref, 2002
02011288	West Harris MUD #11, TX GO 2002
02011290	Alsip (Village), IL GO 2002 & Taxable 2002B
02011291	Chilton SD, WI GO 2002B
02011292	Clovis USD, CA GO Election of 2001, Series B
02011293	Bradford CSD, NY Ref GO 2002
02011294	Walton Central SD, NY GO 2002
02011296	Glen Rock Boro BOE, NJ GO 2002
02011297	Smoky Valley (McPherson Cty) USD#400, KS GO Ref 02
02011298	Johnston County, NC GO 2002A
02011299	Clinton Central SD, NY GO 2002
02011300	Dauphin County, PA GO 2002A
02011301	Addison (Town), TX GO LTX 2002
02011302	Cleveland Municipal SD, OH 2002 Rfd
02011303	Ambridge ASD PA GO C 02
02011304	Byron-Bergen CSD, NY GO 02
02011306	Brockway Area SD, PA GO 2002

Schedule 1

List of Covered Policies

Policy Id	Policy
02011307	Atlantic City Bd Of Ed, NJ GO 02
02011308	Queen Creek USD #95 AZ GO Ref 2002
02011309	Oregon School Bd Assoc Limited Tax Pension Ser 02
02011311	Evergreen Local SD, OH GO 2002
02011313	Edison (Township) BOE, NJ GO 2002
02011314	Emerald Isle (Town), NC GO 2002
02011315	Anoka (City of), MN GO 02A
02011316	Phelps-Clinton Springs CSD, NY GO Ref 2002
02011319	Northampton Township, PA GO 2002
02011320	Johnson City CSD, NY GO Ref 2002
02011322	Westby Area SD, WI GO Ref 2002
02011323	Venango (County of), PA GO 2002
02011324	Warren County SD, PA GO 2002
02011325	Tuslaw Local SD, OH GO 2002
02011326	Union City ASD, PA GO 2002
02011327	Montgomery Cnty MUD #46, TX Refunding Bds 2002
02011328	Tuxedo UFSD, NY GO 2002
02011329	Ladysmith-Hawkins SD, WI GO Ref dated 10/1/02
02011330	Plover (Village), WI GO Ref 2002
02011331	Racine (City), WI GO 2002
02011333	North Allegheny SD, PA GO 02
02011336	Brookville ASD, PA GO 2002A
02011338	Stroudsburg ASD, PA GO 2002
02011339	Upper Adams SD PA GO 2002
02011340	Blacksburg (Town of), VA GO 2002
02011343	Rahway (City) Redev Agy, NJ GO 2002
02011344	Otsego County, NY GO Ref 2002
02011345	Galveston Cnty. MUD#3, TX Rfd. 2002
02011346	Calcasieu Parish SD No. 34, LA GO Pub Imp 2002AB
02011347	Mid Valley Metro Dist, CO GO Ref & Imp 2002
02011350	Borger (City of), TX GOLT 2002
02011351	South Eastern SD, PA GO Series A of 2002
02011352	Powell (City of), OH GO Var Purp, 2002
02011354	McKinney (City of), Texas GO 2002
02011355	Fleetwood Area School District, PA GO 2002
02011363	Catasauqua Area SD, PA GO 2002
02011365	Ford Heights SD No. 169, IL GO LT 2002AC
02011367	Hamburg CSD, NY GO Ref 2002
02011368	Montgomery County MUD No. 67, TX Ref 2002
02011371	Bethel (Town of), CT GO 2002
02011372	Cass Lake-Bena ISD #115, MN GO 02B
02011373	Hamilton County, TN GO Ref 2002
02011374	Oakland, CA GO 2002
02011375	West Liberty CSD, IA GO dtd 12/1/02
02011377	Northwest Harris Co MUD #30, TX GO 2002
02011380	Santa Ana USD, CA GO Ser 2002B
02011381	Downington ASD, PA GO 2002A
02011382	Ford Heights SD No. 169, IL GO LT 2002 B
02011383	Pasco, WA GOULT Rfd. 2002
02011384	Pickerington Local SD, OH Ref GO 02
02011387	Perris Union HSD, CA GO 1999 Elec., Ser. B
02011388	Rhode Island (State) GO 2002B
02011390	Snyder County, PA GO 2002AB
02011391	Franklin County, PA GO 2002
02011392	Elmira City SD, NY GO 2002

Policy Id	Policy
02011395	Milford (City of), CT GO 2002
02011399	Chestnut Ridge SD, PA GO 2002
02011402	Rosemont (Village of), IL GO ULT 2002A&B
02011403	Trotwood-Madison City SD, OH GO ULT 2002
02011404	Grundy Co., IL GO Ref 02
02011405	Louisville (City of), KY GO 2002B (Taxable)
02011406	Louisville (City of), KY GO 2002A
02011408	Mcminnville (City of), TN GO 2002
02011409	Camden County Imp. Auth, NJ GO 2002B
02011410	Orland Park Village, IL GO 2002A
02011412	Brandywine Heights ASD, PA GO 02 (DVRFA)
02011414	Mississippi (State of) GO 2002 (4 series)
02011415	Western Twps Utils Auth, MI LTGO 2002
02011416	Harrison Twp BOE, NJ GO Ref 2002
02011418	Green Tree (Boro), PA GO 2002
02011419	Keller (City of), TX GO Ref Ltd 02
02011421	Fort Bend Co MUD No. 41 TX GO ULT 2002
02011423	Ypsilanti Community UA, Mi Twn LMTX GO 02
02011424	Pattonville R-3 SD, MO GO Ref 2002
02011428	Port Chester (Village), NY GO 2002 A
02011429	Sanibel (City of), FL GO 2002
02011430	Rose Tree Media SD, PA GO 2002
02011431	Brookhaven (Town of), NY GO 2002A
02011432	Brookhaven (Town of), NY GO 2002B
02011434	Lancaster County, PA GO 2002AB
02011435	New Paltz CSD NY GO 02
02011436	Freeborn County, MN GO 02
02011437	Freeborn County, MN GO lse 02
02011438	Kenosha USD No. 1, WI GO Ref 2002
02011439	Batavia CSD, NY GO Ref 2002
02011440	Angleton-Danbury Hospital Dist, LT TX 2002
02011441	Hamburg CSD, NY GO Ref 2002
02011442	Las Vegas, NV Taxable LTGO 2002
02011445	Oil City (City of), PA GO 2002
02011447	Rye Neck UFSD NY GO 2002
02011449	Ballston Spa CSD, NY GO Ref 2002ABC
02011453	New Britain (City of), CT GO Ref 2002
02011454	Webb County, TX GOLT Ref 2002
02011455	North Clarion County SD,PA GO 02
02011456	Avon Grove SD, PA GO 2002AAA
02011457	Winslow Township, NJ GO 2002
02011460	Highlands Sch Dist, PA GO 2002 A&B
02011461	Oak Creek (City), WI GO Ref 2002 (CABs)
02011462	Firebaugh-Las Deltas USD, CA GO ULT 2002
02011463	Clinton (Township), MI GO 02
02011465	Fort Lauderdale, FL GO Ref 02
02011466	Davenport (City of), IA GO 2002 A
02011467	Cicero (Town of), IL GO Ref 2002
02011468	Ceres USD, CA GO (Elec 2001) 2002B
02011469	Archbold ALSD, OH GO ULT Ref 2002
02011472	West Jefferson Hills SD, PA GO 2002A
02011473	Douglas (Town of), MA GO ULT
02011475	Cranbury (Township of), NJ GO Imp 02
02011476	Redford Township Dist Lib, MI GO ULT 2002
02011480	Erie County, Ohio GO LT Series 2002

Schedule 1

List of Covered Policies

Policy Id	Policy
02011481	Massachusetts Commonwealth GO E 02
02011482	Block House Municipal Utility District, TX GO 2002
02011483	Penns Manor ASD, PA GO 2002
02011484	Moreland SD, CA GO Ref 2002
02011485	Beaver Area SD, PA GO 2002
02011486	Northwest Harris County MUD #5, TX GO ULT 2002
02011488	Kingsport, TN W&S (GO) 2002
02011489	York City SD, PA GO 2002
02011492	Skippack Township (PA) GO Bonds Series 2002
02011493	New Berlin, WI Library GO 2002
02011494	Lewis Co Pub Hosp #1 (Morton), WA Ult GO 02
02011495	Aztec Municipal SD #2, NM GO 02
02011496	Upsala Area ISD #487, MN GO 02
02011497	Superior (City), WI GO 2002AB
02011498	Campbell-Savona CSD, NY GO 02
02011499	Montgomery County, NY GO 2002
02011501	Winnebago & Boone Cnty CCSD#131, IL GOULT 2002
02011502	Washington State GO Ref Series R-2003B
02011503	Newark Central SD, NY GO Ref 2002
02011504	Thomas Corners Fire District No. 7, NY GO 2002
02011505	Long Branch, NJ Sew Auth Rev and Rev Ref 2002
02011506	Santa Cruz Valley USD #35, AZ GO Ref 2002
02011507	Gananda CSD, NY GO Ref 2002
02011510	Oswego Comm Unit SD No. 308, IL GO 02B
02011511	Bethel SD #403, WA GO 2002
02011512	Bedford (City) Ohio GOLT 2002-2
02011513	Belleville SD #118, IL GO 2002ABC
02011514	Jackson County, Oregon GO Series 2002
02011515	Argenta-Oreana CUSD Number 1, IL GO 2002
02011517	Kenosha USD No. 1, WI GO 2002C
02011519	David Douglas SD No. 40, OR GO Ref 2002
02011520	Alexander CSD, NY GO Ref 2002
02011522	Elsinore Valley MWD Imp Dist #U-2 GO, CA
02011523	Central PA Inst of Sci & Tech (SPSBA), PA Rev 2002
02011524	Northampton Area SD, PA GO 2002
02011526	Plainville, CT GO 2002
02011528	Shoreline SD #412, WA GO 2002
02011530	Arapahoe Park and Rec Dist, CO GO 2002
02011531	Jasper-Troupsburg CSD, NY GO Ref 2002
02011532	Washington Boro BOE, NJ GO 2002
02011533	Fairport (Village of), NY GO 2002
02011534	Hazelwood SD, MO GO Ref 2002
02011535	Northampton Area SD, PA GO Ref 2002
02011536	Kyrene ESD #28, AZ GO Ref 2002
02011537	Calcasieu Parish SD No. 22, LA GO Ref 2002
02011538	Ravena-Coeymans-Selkirk CSD, NY GO 2002
02011540	Reynolds SD, PA GO 2002
02011541	Lincoln (County of), NC GO 2002A
02011543	Liberty Union-Thurston LSD, OH GO ULT 2002
02011544	Oswego Comm Unit SD No. 308, IL GO 02C
02011546	Westside Union School District, CA GO 2002A
02011547	Lake Cnty SD#73 (Hawthorne), IL GO 2002
02011548	Southern Kern Unified SD, CA GO Bonds Series 2002A
02011549	Livingston (City of), TX GO&COO 2002AB
02011550	Morristown (Town), NJ GO RFD 2002

Policy Id	Policy
02011551	Suffern (Village) NY GO
02011552	Dinuba Unified SD, CA GO Bonds Series 2002A
02011553	Delaware (City of) Ohio Swr Imp & Refund 2002
02011555	Brenham (City of), TX GOLT 2002
02011556	Richland County SD #2, SC GO Ref 2002B
02011557	Dudley (Town), MA GO 2002
02011558	Franklin County, WA GO ULT 2002
02011559	Kendall County, IL GO ARS 2002AB
02011560	Cocalico SD, PA GO Series B 2002
02011561	Wilson Area SD, PA GO 02
02011564	Huerfano SD RE-1 (Walsenburg), CO GO 2002
02011565	Petaluma Joint UHSD,CA GO Ref 2002
02011566	Bermudian Springs SD, PA GO 02
02011567	Fort Bend Co Levee Imp Dist #10, TX GO ULT 02A
02011568	Hinsdale CCSD #181, IL GO 2002
02011569	Rutherford Bd of Ed, NJ GO Sch 2002
02011571	Mount Laurel Twp BOE, NJ GO Tax Ref 2002
02011574	Kinnelon Boro BOE, NJ GO 2002
02011575	Sayville UFSD, NY GO 2002D
02011577	Pueblo SD No. 60, CO GO 02
02011579	Kern CCD, Fac Imp Dist, CA GO02
02011580	Ewing Township BOE, NJ GO Ref 2002
02011587	Matawan-Aberdeen Reg SD, NJ 2002
02011590	East Peoria (City), IL (Tazewell) GO Ref 2002B&C
02011591	Chester Twp., NJ GO 2002
02011592	Vallejo City USD, CA GO 2002
02011593	Cudahy (City), WI GO 2002
02011594	Wabaunsee Cnty USD No. 330, KS GO 02
02011595	Lake Zurich (Village of), IL GO 02
02011596	Lake Zurich (Village of), IL GO 02A
02011598	Barron County, Wisconsin GO 2002
02011599	North St. Paul (City). MN GO
02020003	CALIFORNIA STATE GO 91
02020010	New York City, NY GO 2002 B
02020011	New York City, NY GO Fiscal 2002 A9 & A11
02020012	New York City, NY GO Fiscal 2002 A9 & A11
02020017	New York City, NY GO 2002 B
02020018	California State GO 2001
02020024	New York City, NY GO 2002 B
02020038	California State GO 3-1-01
02020040	California State GO 3-1-01
02020042	California State GO 3-1-01
02020043	California State GO 2002
02020049	NEW YORK CITY, NY GO 97A
02020051	New York City, NY GO 01DEF
02020062	New York City, NY GO 2002C
02020116	Massachusetts Commonwealth GO 2001D
02020117	Massachusetts Commonwealth GO 2001D
02020118	Union County, NJ GO 2002
02020119	Union County, NJ GO 2002
02020121	Massachusetts Commonwealth GO 2001D
02020138	NEW YORK CITY, NY GO 97H
02020141	Connecticut State GO 2002B&C
02020155	New York City,NY GO Series F&G
02020156	Massachusetts Commonwealth GO C 02

Schedule 1

List of Covered Policies

Policy Id	Policy
02020172	Massachusetts Commonwealth GO C 02
02020181	Massachusetts Commonwealth GO 2001D
02020182	Massachusetts Comnwelth GO 01A
02020183	Bowling Green, KY GO & Spec Rev 2002B & 2002C
02020189	New York City, NY GO 2003 A & B
02020190	New York City, NY GO 2003 A & B
02020191	New York City, NY GO 2003 A & B
02020192	New York City, NY GO 2003 A & B
02020193	New York City, NY GO 2003 A & B
02020194	New York City, NY GO 2003 A & B
02020195	New York City, NY GO 2003 A & B
02020196	New York City, NY GO 2003 A & B
02020197	New York City, NY GO 2003 A & B
02020198	New York City, NY GO 2003 A & B
02020199	New York City, NY GO 2003 A & B
02020200	New York City, NY GO 2003 A & B
02020202	New York City, NY GO 2003 A & B
02020203	New York City, NY GO 2003 A & B
02020204	New York City, NY GO 2003 A & B
02020205	New York City, NY GO 2003 A & B
02020207	New York City, NY GO 2003 A & B
02020209	New York City, NY GO 2003 A & B
02020213	New York City, NY GO 2003 A & B
02020214	Union County, NJ GO 2002
02020218	Massachusetts Commonwealth GO D 02
02020219	Massachusetts Commonwealth GO D 02
02020220	Massachusetts Commonwealth GO D 02
02020221	Massachusetts Commonwealth GO D 02
02020222	Washington St GO & Lease 98C
02020228	New York City,NY GO Series F&G
02020229	CALIFORNIA STATE GO 12-1-98
02020232	CALIFORNIA STATE GO 10-1-97
02020234	Medina (City of), OH Go Ltd Tax 01
02020236	California State GO dated 10/3/02
02020238	California State GO dated 10/1/02
02020239	Massachusetts Commonwealth GO C 02
02020240	Prince George’s Cnty, MD GO 2002
02020241	Massachusetts Commonwealth GO C 02
02020258	WEST VIRGINIA STATE GO 99B
02020262	NEW JERSEY STATE, GO SER D REF
03010004	Hampton Township, PA GO 2003 C
03010011	East Stroudsburg ASD, PA GO 2003
03010012	Columbia Borough School District, PA GO 2002
03010013	Sulphur Parks&Recreation (LA) GO Pub Imp.Bds 2003
03010014	Lancaster SD, PA GO 2003
03010015	Long Branch, NJ Sewerage Auth Series B
03010016	Dover ASD, PA GO Ser 2003
03010023	Shelton SD #309, WA GO ULT 2003
03010024	Sheboygan ASD, WI GO Ref dtd Jan. 15, 03
03010025	Arapahoe Cnty SD No. 6 (Littleton), CO GO 2002
03010026	South Lyon Com Schs, MI GO 03
03010028	Ascension Parish SD, LA GO Ref 2003
03010031	Montgomery County, NY GO 2002AB
03010035	Streator Twp HSD #40 (LaSalle Co), IL GO 03
03010036	Las Vegas Valley Water Dist, NV GO LTX 2003A

Policy Id	Policy
03010040	North Boone CUSD No. 200, IL CABs 2002
03010043	Malcomson Road Utility District, TX ULT GO 2003
03010045	Bartlesville, Oklahoma, GO Series 2003
03010046	Independence Loc Sch Dist, OH GO 2003
03010047	Reno (City of), NV GO LTX Cap Impr Ref 2003
03010049	Rowlett (City), Texas GOLT Ref 2003
03010051	Texarkana, Texas Ltd Tx GO Ref 2003
03010052	Canton Park District, IL GO 2003
03010053	Collierville (Town), TN GO 2003
03010054	Harris Cnty Water Contr. & Imp. #155, TX Rfd 2003
03010059	Sugar Land, TX GO LT Ref 2002
03010060	Cobleskill-Richmondville CSD, NY GO 2003
03010061	Lancaster County, PA GO 2003
03010062	Avella Area SD, PA GO Ref 2003AB
03010063	Sharonville (City of), OH GO LTX 2002
03010066	Westmoreland County, PA GO 2002
03010067	Decatur County, TN GO and Sch Ref 2003
03010068	West Irondequoit CSD, NY GO 2003
03010069	Palos Heights (City of), IL GO Library 2003
03010071	Henry County, TN GO Ref 2003
03010074	Phoenix ESD #1, Arizona GO Ref 2002
03010075	Grapevine (City of), Texas GO Ref & Imp 2003
03010076	Auburn City SD, NY GO 2003
03010081	Montgomery County MUD No. 9, TX GO ULT 2003
03010082	Salem (City), MA GOLT 03
03010085	Shenendehowa CSD, NY GO 2003
03010086	St. Joseph CCSD#169, IL GOULT 2002
03010092	Roslyn, Village of, NY GO 2003
03010093	Natchitoches Parish Cons SD No. 7, LA GO Ref 2003
03010095	Chester UFSD, NY GO 2003
03010096	Lower Dauphin School District, PA GO 2003
03010097	Lampeter-Strasburg SD, PA GO 2002
03010098	Pt. Wash.-Saukville SD, Wi GO 03
03010099	Sunnyvale, TX GOLT 2003
03010100	Rome (City of), NY GO 2003
03010102	Cattaraugus County, NY GO Pub Imp Ref 2003
03010104	Jackson County, WI GO 2003
03010105	Waubonsee CCD #516, IL GO 2003A
03010106	Waubonsee CCD #516, IL GO 2003B
03010107	Falmouth, MA GO LMTX 03
03010108	Malone Central SD, NY GO 2003 Series A and B
03010109	Brookhaven (Town of), NY GO 2003
03010110	Berlin Boro BOE, NJ GO 2003
03010111	Fleetwood Area School District, PA GO 2003
03010112	Woodcreek MUD, TX W&S Syst Comb Unl & Rev 2003
03010113	Sandoval Cnty, NM, GO Bds Series 2003
03010114	Columbus Bldg. Authority GA Series 2003 A
03010115	Columbus Bldg. Authority GA Series 2003 B
03010118	Sumner SD No. 320, WA GO 2003
03010121	Littleton (Town of) MA GO dtd 1/15/03
03010123	Ouachita Parish SD #1, LA GO LTX 2003
03010124	Oakmont (Boro. of), PA GO 03
03010125	Palmyra ASD, PA GO 2003
03010128	Butler Area School District, PA GO 2003ABC
03010129	Forks (Twp) , PA GO 2003

Schedule 1

List of Covered Policies

Policy Id	Policy
03010130	Manheim Township School District, PA GO 2003
03010132	Jackson Township BOE, NJ GO 2003
03010133	Upper Adams SD PA GO 2003
03010139	Redding SD, CA GO 2003A
03010140	Liberty (City of), TX GO LT Ref 2003
03010141	Belleville (City of), IL GO 2003
03010142	Dover Municipal Utilities Auth, NJ Sewer 03
03010143	New Iberia (City of), LA GO 2003
03010147	Plum Borough School District, PA GO 2003
03010148	John Wood CCD #539, IL GO 2003AB
03010149	Salem Co Imp Auth, NJ Rev 2003
03010150	Strasburg Borough, PA GO 2003
03010151	Marquette Area PS, MI, GO Unltd Tax Ref Bds 2003
03010152	Orleans (Town of), MA GO Lmtx 03
03010154	Manhattan (Vlg), Will Cnty, IL GO 2003
03010155	Edison (Township) BOE, NJ GO Ref 2002
03010156	Canandaigua (City Of), NY GO Ref 2003
03010161	Huntley CCSD #158, IL GO 2003
03010162	Augusta (City of), ME GO Pension 2003
03010163	Wyomissing Area SD, PA GO 2002
03010164	Cottage Grove (Village), WI GO dtd 2/15/03
03010166	Lubbock (County), TX GOLT 2003
03010170	Monroe-Woodbury CSD, NY GO 2003
03010171	Folsom (City of), CA GO Ref 2003
03010172	Brick Township, NJ Pension GO 03
03010173	Roxbury Twn, NJ GO 03
03010174	Livingston (County of), MI GOLT 2003
03010175	Dickson County, TN GO Ref 2002A
03010177	Hornell (City of) City SD, NY GO (Serial) 2003
03010178	Oklahoma City, Oklahoma GO 2003
03010179	Cincinnatus CSD, Cortland Cnty, NY Ref Bds 2003
03010180	Gull Lake Comm Sch, MI GO NON-SBLF
03010181	Forest Park (Village of), IL GO Ref 2003
03010182	Galveston Cnty, Fresh Wtr Sply Dist No. 6 2003
03010186	Bayonne (City of), NJ GO Ref 2003
03010187	North Hempstead (Town of), NY GO 2003
03010188	Clark County SD, NV GO LTX 2003
03010190	Van Buren (Cnty), MI GO Lmtx 03
03010191	Northampton Area SD, PA Ser 2003
03010192	Clearview Reg HSD, NJ GO 2003
03010193	Deerfield CSD, Wi GO 03
03010195	Cumberland (Town of), RI GO Bds 2003
03010196	Collinsville CUSD #10, IL GO 2003
03010197	Calcasieu Parish SD #30, LA GO Ref 2003
03010198	Webb County, TX GOLT Ref 2003
03010200	Phoenixville Area School District, PA GO 2003
03010201	Sandwich (Town), MA GO 2003
03010204	Oceanside UFSD, NY Ref Serial Bonds 2003
03010205	Issaquah SD #411, WA GO 2003
03010206	Roseville (City of) SD, CA GO Elect of 2002, Ser A
03010207	Teaneck Twsp BOE, NJ GO dtd 2/1/03
03010208	Wichita, Kansas GO 03
03010209	West Harrris MUD #9, Tx 03
03010210	Delano Union Elem SD, CA GO 2003C
03010211	Keyport (Borough), NJ GO

Policy Id	Policy
03010212	Ellwood City (Borough of), PA GO A&B 2003
03010213	Blairsville-Saltsburg SD, PA GO Ref 2003AB
03010215	Leon County SD, FL GO Ref 2003
03010216	Harrison Twp BOE, NJ GO Ref 2003
03010217	Bayonne (City of), NJ GO School Bds 2003
03010221	Ohio State (Pub Fac Comm), OH GO 03
03010229	Monroe Twp BOE, NJ (Middlesex) 2002B
03010231	Hamburg ASD, PA GO 2003
03010232	Greater Latrobe School Auth, PA Rev 2003A
03010235	Bergenfield (Boro), NJ GO Ref (Taxable) 2003
03010236	Catskill CSD, NY GO 2003
03010239	Skokie SD#69, IL GO 2003
03010242	Elmwood CUSD No. 322, IL GO 2003A & GO Ref 2003B
03010245	Kearny MUA, NJ Rev Ref 2003B
03010246	Marion Center Area SD, PA 2003
03010247	Northfield ISD#659, Mn GO 03
03010248	Jefferson Cnty, IL GO ARB’s 2003-A & 2003-B
03010249	Oroville City ESD, CA GO Elect of 2002, Ser 2003
03010250	Millcreek Township SD, PA GO 2003
03010251	Glendora Unified SD, CA 2003B
03010255	Plain Local SD (Stark Cnty), OH GO 2003
03010256	Chesapeake (City of), VA GO 2003
03010257	Schaumburg Park Dist, IL GO 2003A
03010258	Berwick ASD, PA GO 2003ABCDE
03010259	Oshkosh (City of), WI GO 2003-A
03010260	Oshkosh (City of), WI GO 2003-B
03010261	Oshkosh (City of), WI GO 2003-C (taxable)
03010262	Allentown City SD, PA GO 2003
03010263	North Pocono SD, PA GO 2003
03010264	Pearl Public School District, MS GO 2003
03010265	Gloucester Township, NJ GO 2003
03010266	Lower MUA (Tnship of), NJ Rev Ref 03A & Rev 03B
03010267	Armstrong SD, PA GO Ref 2003
03010270	Kenosha County, WI GO 03
03010271	Lovington Muni SD No. 1, NM GO 2003
03010272	Midland Joint Buld Auth (City & Cty), MI GO Ul 03
03010273	Hanover Area SD, PA GO 2003
03010274	Fargo (City), ND GO 2003ABC
03010276	Memorial Park Dist, IL GO Alt Rev 2003A
03010277	Gatlinburg (City) TN Rev and Tax Ref 03
03010278	Jefferson County, NY GO 2003A&B
03010279	Grimes (City), Iowa GO 2003
03010282	Lodi (Boro of) BOE, NJ GO Pension Ref 2003
03010284	Groton-Dunstable Regional SD, MA GO 2003
03010285	Zion-Benton Township HSD No. 126, IL GO LTX 2003
03010286	Aurora West SD #129, IL GO Ltd Tax 2003
03010288	Williston PSD No 1, ND GO 03
03010292	Fallbrook Union ESD, CA GO
03010296	Tempe ESD #3, Arizona GO Refg 2003
03010298	Midland (City of), TX Ltd Tax GO Series 2003
03010299	Mahanoy Area Sch Dist, PA GO 02
03010300	Saratoga USD, CA GO Elect of 02, Series 2003
03010301	Jersey City, NJ GO 2003
03010303	Harris Cnty MUD #61 Wtr & Swr UnLmtd Tax 2003
03010305	Lawrence (Township) BOE, NJ GO 2003

Schedule 1

List of Covered Policies

Policy Id	Policy
03010307	Matawan-Aberdeen Reg SD, NJ 2003
03010310	Hamilton SD, WI GO Refunding 2003
03010313	Centralia SD, CA GO
03010316	Nueces County Hosp Dist, TX GO LTX Rev Fwd Ref 03
03010317	Easton Area SD, PA GO 03
03010318	Mesa (City), Arizona GO 2003
03010319	Western Wayne SD,PA GO 2003
03010320	St. Tammany Par SD #12, LA GO 2003
03010321	Montpelier Exempted Village SD, OH GO ULT 2003
03010322	Langham Creek Util Dist, TX W/S GO ULT & Rev 03
03010323	Trophy Club MUD #1, TX 03
03010326	Ewing Township BOE, NJ GO Ref 2003
03010327	Camden County Imp. Auth, NJ GO 2003
03010328	Lee (Town of), MA GO ULT 2003
03010329	Pawling (Town), NY GO ULT 2003
03010330	Clearwater USD #264, KS (Sedgwick Co.) GO 2003
03010331	Pickens County SD, SC GO 03
03010332	Reynoldsburg City SD, OH GO 03
03010333	Milford (Town of) MA GOLT, 3-15-03
03010334	Berea City SD, Ohio GO ULT 2003
03010336	Franklin-McKinley School District, CA GO Ref 2003
03010337	Schertz, Texas LTGO Series 03
03010338	Wilkes-Barre ASD, PA GO 2003
03010339	Somerset Area School District, PA GO 2003
03010342	Ferndale (City), MI GO Ref 2003
03010343	Kern Cnty Com Col District, CA GO 2003A
03010344	Conewago Valley SD, PA GO 2003
03010346	Palos Verdes Peninsula USD, CA GO 00C & Ref 03
03010347	Trenton, NJ GO Sch Refg (NJ Sch Bd Act) 2003B
03010348	Mount Joy Boro Auth, PA Guar Sewer GO 2003
03010350	Mount Vernon (City of), OH GO LTX 2003
03010351	Winslow Township BOE, NJ GO Tax Ref 2003
03010356	Rankin SD No. 98, IL GO 2003
03010358	Franklin Township BOE, NJ GO Ref 2003
03010360	Pittsburg USD#250 (Crawford County),KS GO 2003
03010361	Wax Lake E Drain.Dist (St. Mary Par), LA GOULT 03
03010362	College Community School District, IA GO 03
03010363	Lebanon County, PA GO 03
03010364	Ellsworth Comm SD, WI Taxable GO Ref 2003
03010365	Moline Sch Dist #40, IL GO 2003A
03010366	Barker CSD, NY GO 2003
03010367	Wausau SD, WI GO Ref dtd 12/15/2002
03010369	Montgomery County MUD #18, TX GO 2003A
03010370	East Windsor Reg SD, NJ GO ULT 3/1/03
03010372	Lindenhurst UFSD, NY GO Ref 2003
03010374	Washoe County SD, NV GO 2003A
03010378	Belleville (City of), IL GO Series 2003A&B
03010379	Millburn Twn BOE, NJ GO 03
03010380	North Polk Cmmty SD, Ia GO Ref 03
03010382	East Hampton (Village of), NY GO 2003
03010383	Hamburg ASD, PA GO Series A of 2003
03010384	West New York (Town of), NJ GO 2003 Pension
03010385	Canton Charter Twp, MI GO 03
03010386	Monroe (Twp), Middlesex, NJ GO 03A
03010387	Hempfield ASD, PA GO Ref 2003AB

Policy Id	Policy
03010388	Roane County, TN GO 2003
03010389	Manitowoc (City), WI GO 2003A&B
03010390	Hermosa Beach City SD, CA GO ULT 2003
03010391	Aston (Township of), PA GO 2003
03010393	Victoria (City of), TX GO LTX Ref 2003
03010394	New York State Muni Bond Bank Agency (Troy CSD) 03
03010395	Lompoc USD, CA, Elect 2002, Ser 2003A
03010396	West Chester (Boro of), PA GO Guar Univ Parking 03
03010400	Lakewood Twp BOE, NJ GO Ref 2003
03010401	Mark West USD, CA GO 03
03010402	Verona BOE, NJ GO ULT 03
03010403	Grand Prairie, Texas LTGO 03
03010404	Red Bank BOE, NJ GO 03
03010405	West Muskingum Local SD OH GO 2003
03010406	New Haven (City of), CT GO Ref 2003
03010410	East Side Union HSD, CA GO 4/3/03 (02 Elec)
03010411	East Side Union HSD, CA GO (Elec 99) C
03010412	Beaumont (City of), TX GO LTX 2003
03010413	Calumet Park (Village), IL GO 2003
03010414	Redevelopment Authority of the City of Meadville,
03010415	Chilton SD, WI GO Ref dtd 4/15/03
03010421	Allentown (City of), PA GO 03
03010422	Lakeville, Minnesota GO 2003A
03010424	Sussex County MUA, NJ Sol Wste Rev Ref (GO) 2003
03010426	Woodbury, NJ GO 03
03010427	Salinas UHSD, CA GO 2003
03010428	Pearl (City of), MS GO 2003
03010430	Belfast CSD, NY GO Ref 2002
03010431	Carteret (Borough of) BOE, NJ
03010433	North Bergen (Township of), NJ Pension GO 2003
03010434	Brownsville ASD, PA GO 2003A&B
03010436	Springville-Griffith CSD, NY GO 03
03010437	North Babylon UFSD, NY GO 2003ABC
03010438	Savage (City), MN GO 03 A
03010439	Savage (City), MN GO 03 B
03010441	Dieringer SD #343, WA GO 2003
03010442	East Hartford (Town of), CT GO Ref dtd 4/1/03
03010443	Kiski Area School District, PA GO 2003
03010444	Warwick School District, PA GO 2003
03010447	St. Anthony City, MN GO 03B
03010449	Itawamba Cnty SD, MS GO 2003
03010450	Waterville CSD, NY GO 03
03010451	Fort Edward UFSD, NY GO 2003
03010452	Mequon, WI GO 03A
03010454	South Fayette Twp SD, PA GO 03
03010457	North Allegheny SD, PA GO Ref 2003A and GO 2003B
03010460	Bethlehem (City of), PA GO 2003AB
03010463	Ringgold School District, PA GO 2003
03010464	Pennridge SD, PA GO 2003A
03010465	Utica (City of), NY GO 2003
03010467	Andover CSD, NY GO Serial 2003
03010468	Franklin (Town of), MA GO LTX 2003
03010469	Carlisle Area SD, PA GO 2003
03010470	Venango (County of), PA GO 2003
03010471	West Perry SD, PA GO 2003 A&AA

Schedule 1

List of Covered Policies

Policy Id	Policy
03010472	Oswego CUSD No. 308, IL GO LTX 2003AB
03010473	Oregon School Bd Assoc Limited Tax Pension Ser 03
03010474	Trinity Area Sch Dist PA GO 2003
03010475	Harris Cnty MUD #162, TX GOULT
03010476	Lorraine USD #328 (Ellsworth Co), KS GO 02
03010485	Manitowoc (City), WI GO 2003D
03010487	Wayne Building Authority, MI GO LTX 03
03010488	Everett ASD, PA GO Ref 2003
03010489	Guernsey Cnty, OH GOLT
03010490	Jefferson Co., TX Wtr Control & Imp Dist #10 GO 03
03010492	Gilroy USD GO ULT 03
03010493	Scotts Valley USD, CA GO ‘03
03010494	Cranberry Township, PA GO Ref 2003AB
03010495	Regional SD # 15, CT GO 2003
03010496	Fairbanks North Star Borough, AK GO 2003F
03010498	Green Bay (City), WI GO 03
03010499	Oregon State Intercept Program
03010501	Essex County Impr Auth, NJ (Corr Fac GO) 2003AB
03010502	Linden USD, CA GO Elec of 2002, Ser 2003
03010503	Toms River BOE, NJ GO 2003
03010505	Ridgway Area SD, PA GOULT 2003
03010508	Brandywine Heights ASD, PA GO 03
03010509	Racine (County), WI GO 2003B
03010510	Oklahoma (County of), OK GO LT, 2003A
03010511	West Contra Costa USD, CA GO(Elec ‘00, Ser C) 2003
03010512	Bledsoe County, TN GO Sch Ref 2003
03010513	Columbus City SD, Ohio GO ULT 2003
03010514	Fairfield County, OH GO LTX 03
03010515	Wyomissing Area SD, PA GO 2003A
03010516	Aransas Cnty, TX LTX GO 2003
03010517	North Beach SD #64 (Grays Harbor Cnty), WA GO 03
03010522	Acalanes Union HSD, CA GO 2003
03010523	Knox County, IL GO 03
03010524	Cimarron MUD, TX GO 03
03010525	South Texas CCD LT GO 2003
03010526	Niskayuna (Town of), NY Public Improv Ref 2003
03010528	Southern Columbia ASD, PA GO 2003
03010530	York (County of), SC GO Ref 2003
03010534	Fort Worth (City of), TX GO 2003
03010535	Palm Springs USD, CA GO 2000 Election Series D
03010536	Lawrence County, TN GO Sch Ref 2003
03010537	Chicago Park Dist, IL GO LTX 2003A
03010538	Chicago Park Dist, IL GO ULT 2003B
03010539	East Pennsboro ASD, PA GO 2003
03010541	Pottsville (City of), PA GO 03
03010542	Harris County WC&ID No. 1, TX GO ULT 2003
03010543	Cornwall-Lebanon SD, PA GO 2003A
03010544	St. Paul ISD No. 625, MN GO 2003 B
03010545	Canajoharie CSD, NY GO 2003
03010546	St. Paul ISD No. 625, MN GO 2003 C
03010547	San Bernardino City USD, CA ‘99 Elec GO 2003C
03010548	Madison (Town), WI 2003
03010549	Petaluma City ESD, CA GO Ref 2003
03010550	Auburn SD No. 408, WA GO ULT 2003
03010551	Ringgold School District, PA GO Ref 2003A

Policy Id	Policy
03010553	South Pasadena USD, CA GO Series 2003
03010556	Rye Brook (Village of), NY GO Public Improv 2003
03010557	Republic Cnty, KS GO 2003A
03010559	Phoenixville Borough, PA GO 2003
03010561	Scarborough (Town of), ME GO 2003
03010562	Seneca Valley SD, PA GO 2003AB
03010564	Bayonne MUA, NJ Swr Rev 2003A and 2003B (Txbl)
03010565	Ripley CSD, NY GO 2003A
03010566	Ripley CSD, NY GO 2003B
03010567	Lower Windsor Twnp, PA GO 2003
03010568	Warren Consolidated SD, MI GO ULT 2003
03010569	Kingston (Township), PA GO Refg 2003
03010576	Kutztown (Borough of), PA GO 2003
03010577	West Des Moines (City), IA GO 03A
03010578	Conneaut SD, PA GO (SPSBA) 03
03010579	Evans, CO GO 2003
03010580	Moore County, NC GO 2003
03010582	Watchung Hills Regional BOE, NJ GO dtd 5/1/03
03010586	Highlands SD, PA GO 2003
03010588	South Williamsport ASD, PA GO 2003
03010590	Ridley School District Auth, PA GO Rev 2003AB
03010592	North Bergen BOE, NJ GO Pension Ref dtd 3/1/03
03010593	Galeton Area School District, PA GO 2003
03010594	Klein PUD, TX Wtr&Swr ULTGO 2003
03010595	Wentzville R-IV SD, MO GO 2003A
03010596	St. Clair Cnty (Ira Township), MI GO LTX 2003A
03010597	Connecticut State GO 2003 C
03010598	Byron-Bergen CSD, NY GO 2003
03010601	Harrison (Town of), NJ GO 2003
03010602	Springfield SD #R-12, MO GO 03 (MDDP)
03010603	Sequatchie County, TN GO 2003
03010604	Pittsburgh (City of), PA GO 2003
03010605	St. Clair Cnty (Ira Township), MI GO LTX 2003B
03010607	Northern Highland RHSD BOE, NJ GO 03
03010608	Kronenwetter (Vlg of), WI GO Ref dtd 5/15/03
03010609	Green Brook Twp BOE, NJ GO 03
03010610	Lisbon CSD, NY GO 2003
03010611	Ontario (County of), NY GO Pub Improv 2003
03010612	Texarkana (City of), TX GO LTX Ref 2003
03010613	Crown Point CSD, NY GO 2003B
03010616	Queen Creek USD No. 95, AZ GO 2003
03010617	Sonoma County, CA Txbl Pension Oblig 2003A
03010618	Sonoma County, CA Txbl Pension Oblig 2003B
03010619	Luzerne (County of), PA GO 2003 C
03010620	Middletown ASD, PA GO 2003A
03010621	Mechanicsburg ASD, PA GO 2003
03010625	Kendall County Forest Preserve Distr, IL GO 2003
03010626	Central Dauphin SD, PA GO Notes 2003A
03010627	Grant Area District Library, MI ULT GO 2003
03010628	Washington State GO Various Purpose 2003 E
03010629	St. Clair County, MI GO LTX 2003
03010632	Louisiana (State) GO 03A
03010633	Brentwood Borough SD, PA GO 2003
03010634	Kern Cnty Taxable POBs, 2003A
03010636	Huntingdon ASD, PA GO 2003

Schedule 1

List of Covered Policies

Policy Id	Policy
03010637	Wisconsin (State of), GO 03
03010639	Northwest Harris Cnty MUD No. 10, TX ULT GO 2003
03010640	Big Spring SD, PA GO 2003
03010641	Saucon Valley SD, PA GO 2003
03010642	Chambersburg Area SD, PA GO 2003
03010643	Edgewater Boro BOE, NJ GO 03
03010645	Columbia County, WI GO 2003
03010646	Kankakee (City of), IL 2001 GO 2003AB
03010647	Ontario-Montclair SD, CA GO Elec of 2002 Series A
03010649	Bay City (City of), TX GO LTX Ref 2003
03010650	Menifee USD, CA GO Elec of 2002 Series A
03010651	Marinette County, WI GO Ref 2003
03010653	Oklahoma (State of), OK GO 2003AB
03010656	Portage, MI GO LT 03
03010659	Bradford ASD, PA GO Ref 2003
03010662	Keystone Oaks SD, PA GO Ref 2003
03010663	Evergreen Fire Protection Dist, CO GO 2003
03010664	Hendrick Hudson CSD, NY GO 2003
03010665	West Reading (Boro of), PA GO 2003
03010666	Wilmington ASD, PA GO 2003
03010667	Waterville CSD, NY GO 2003
03010668	Guilderland CSD, NY GO 2003
03010669	Skaneateles CSD, NY GO 03
03010670	South Butler County SD, PA GO 2003
03010672	DuBois ASD, PA GO 2003
03010673	West Linn-Willsonville SD No. 3Jt, OR GO 2003AB
03010674	East Longmeadow (Town of), MA GO 03
03010675	Geneva City SD, NY GO 2003
03010678	Murrieta Valley Unified School District, CA GO
03010679	Cumberland Valley SD, PA GO 03
03010680	Cheltenham Twp. SD, PA GO 03
03010681	Allen (City of), TX GO LTX 2003
03010683	Apache Junction Unified Sch Dist #43, AZ GO 2003
03010684	Barrington Hills (Village of), IL GO 2003
03010687	Mount Vernon City SD, NY GO 2003AB
03010690	Norwell, MA GO LTX dtd. 6/15/03
03010691	Albuquerque (City), NM GO 2003C
03010692	Reynolds SD, PA GO 2003B
03010694	Lunenburg (Town of), MA GO dtd 6/1/03
03010695	Healdsburg USD, Sch Impr Distr #1, CA GO 03
03010699	Warren Cons SD, MI GO LTX 2003
03010700	Dayton CSD, OH GO-LT ‘03B
03010701	Dayton CSD, OH GO-ULT ‘03A
03010706	Northeastern York County SD, PA GO 2003AB
03010707	Olympia SD #111, WA GO Ref 2003
03010708	Carson City, NV GO LTX Ref 2003
03010709	Pasadena Area CCD, CA GO Elect of 2002, Ser 2003A
03010710	League City (City), TX GO LTX 2003 & 2003ABC
03010711	Covina-Valley USD, CA GO Elec of 2001 Series B
03010712	Camden County Imp. Auth, NJ GO Ref 03
03010713	Plum Borough SD, PA GO 2003ABC
03010714	Carrollton (City of), TX GO ULT 2003
03010716	Hurst, TX COO GO LTX Rev COOs 2003
03010717	Dansville CSD, NY GO 2003
03010718	East Pennsboro ASD, PA GO 03A and 03AA

Policy Id	Policy
03010721	Yavapai Cnty CCD, AZ GO 03
03010722	Smethport Area SD, PA GO 2003
03010723	Patchogue-Medford UFSD, NY GO 2003A
03010724	Brazoria County MUD No. 6, TX GO ULT 2003
03010726	Port Arthur (City), Texas GO LTX 2003
03010727	Fairfield ASD, PA GO 2003
03010728	Ashburnham-Westminster Reg SD, MA GO Ref 6/15/03
03010731	Wallenpaupack ASD, PA GO 2003
03010732	Montgomery County, TN GO 2003
03010733	Selinsgrove ASD, PA GO 2003B
03010734	Chesapeake (City of), VA GO 2003 ABC
03010735	Bridgewater-Raritan RSD BOE, NJ GO 2003
03010739	Dakota County, MN GO 03 ABC
03010740	Spokane (City of), WA GO LTX and Ref 2003
03010741	Bradley Beach (Borough of) BOE, NJ GO 2003
03010742	Perth Amboy (MCIA), NJ GO 2003
03010743	Snohomish Cnty Hosp Dis #2, WA GO ULT Ref 2003
03010744	Cupertino USD, California GO 03B
03010746	Washington Township BOE, NJ GO Ref 2003
03010747	Sandy Creek CSD, NY GO 2003AB
03010748	Bloomington (City of), IL GO 03
03010749	Randolph CSD, NY GO 2003
03010750	Frewsburg CSD, NY GO Ref 2003B
03010752	Erie County, NY GO 2003A&B
03010753	Sharpsville Area SD, PA GO Ref 2003
03010754	North Andover (Town of), MA GO LTX 2003AB
03010757	Lacey Twp MUA, NJ Wtr Rev Ref GO 2003A
03010758	Lacey Twp MUA, NJ Wtr Rev Ref GO 2003A
03010759	Elgin CCD No. 509, IL GO 2003A
03010760	Bedford County, TN GO 2003
03010761	Sumter County SD #2, SC GO Ref 2003
03010762	Ripon USD, CA GO Elec of 2002 Series B
03010765	Greenville CSD NY GO 03 ABCD
03010766	Lacey Twp MUA, NJ Wtr Rev Ref GO 2003B
03010767	Lacey Twp MUA, NJ Wtr Rev Ref GO 2003B
03010771	Ellwood City Area SD, PA GO 03
03010772	Phoenixville Area School District, PA GO 2003 A?
03010773	Clay County Reorg SD R-1 (Kearney), MO GO Ref 03
03010774	Harris County MUD No. 65, TX GO ULT 2003
03010775	Warwick (City), RI GO 2003
03010776	Tulpehocken Area School District, PA
03010777	Paradise Valley USD #69, AZ GO Ref 03 (2nd Series)
03010778	Worcester (City), MA GO 2003A
03010779	Monroe (Twnp) Gloucester, NJ GO 2003
03010780	Reading School District, PA GO 2003
03010781	Coos County, OR GO Ref 2003B
03010782	Allegheny County Comm College (SPSBA), PA GO 03
03010785	Flemington-Raritan RSD, NJ GO dtd 6/15/03
03010786	Federal Way SD No. 210, WA GO ULT 2003
03010788	Manheim Township School District, PA GO 2003A
03010789	Greater Nanticoke ASD, PA GO 2003
03010790	Pitman (Borough of), NJ GO 2003ABC
03010791	Anoka-Hennepin ISD #11, MN GO Ref 2003A
03010792	Roscoe CSD, NY GO 2003
03010793	Whitehall-Coplay SD, PA GO 03

Schedule 1

List of Covered Policies

Policy Id	Policy
03010794	Moshannon Valley SD, PA GO 2003
03010795	North Collins CSD, NY GO 2003
03010796	Harris County MUD No. 222, TX GO ULT 2003
03010797	PLAINFIELD CCSD #202, IL GO 2003 A&B
03010798	Eastern Lebanon County SD, PA GO 2003AA
03010799	North Schuylkill SD, PA GO 2003
03010802	Spring-Ford Area SD, PA GO 2003
03010803	Blue Ridge SD, PA GO 2003
03010804	Newark CSD, NY GO 2003
03010805	Freetown (Town of), MA GO ULT dtd 7/15/03
03010806	Princeton (City of), IL GO (Water Rev Alt Rev) 03
03010807	Rosemont (Village of), IL GO ULT Ref 2003AB
03010808	Reading School District, PA GO 2003B
03010809	Macedonia (City of), OH GO Var Purp 2003
03010810	Bell County, TX GO LTX 2003 Ref
03010811	Kennett Consolidated SD, PA GO 2003AB
03010812	Edwards-Knox CSD, NY GO 2003AB
03010813	Seekonk (Town of), MA GO ULT dtd 7/15/03
03010816	Conestoga Valley SD, PA GO 2003
03010817	Laurel Highlands SD, PA GO Ref 2003
03010818	Woodmoor Wtr & San Dist, CO GO Refg 03
03010820	Tolleson (City of), AZ GO 2003
03010828	Sacramento Cnty, Ca Pension Oblig Restruct 03
03010832	Penbrook (Boro), PA GO 2003
03010833	Racine (City), WI GO Ref 2003
03010834	Chichester SD, PA GO 2003
03010836	Stratford (Town of), CT GO dtd 7/15/03
03010837	Indiana ASD, PA GO 2003
03010838	Orland Park SD 135 (Cook Cty), IL GO LTX 03AB
03010839	Orland Park SD 135 (Cook Cty), IL GO Ref 03C
03010840	Whitmore Lake PSD, MI GO 2003
03010842	Dayton CSD, OH GO ULT 03D
03010843	Everett ASD, PA GO 2003 Series A
03010844	New Brunswick Park Auth, NJ GO Guar Rev Ref 03
03010845	Warren County, NY GO 2003
03010846	Nauset Regional SD, MA GO Ref dtd 6/15/03
03010847	Montara San Dist, CA GO 2003
03010848	Van Buren (Charter Twp) LDFA, MI GO LTX 2003
03010850	Campbell Union HSD, CA GO Elec of 1999 Ser 2003
03010851	Santa Clarita Com CD, CA GO Elec of 2001, Ser 2003
03010852	Fry Road MUD, TX GO ULT Ref 2003
03010853	St. Clair ASD, PA GO 2003
03010854	Davison Comnty Schs, MI GO ULT 2003
03010855	Rocklin USD, CA GO 2003
03010856	Glendale CCD, CA GO Elect of 2002, Ser B and Ser C
03010857	Butler County, PA GO 03
03010858	Neshannock Twp, PA GO ULT 03
03010859	Huntington Beach City SD, CA GO 2003A
03010860	Peoria (City of), IL GO 2003A
03010862	Franklin Regional SD, PA GO 2003AA
03010864	District of Columbia GO 2003A
03010865	Mason City SD, OH GO Ref 2003
03010866	Brewster SD No 111/203J, WA GO ULT Ref 03
03010870	Olmsted Falls City SD, OH GO Ref 2003
03010871	Wilkes-Barre (Township of), PA GO 2003

Policy Id	Policy
03010873	Washington State GO Var Purpose 2004ABC
03010874	Hermon (Town of), ME GO Ref 2003
03010877	Union Area School Dist, PA GO Ref 2003
03010879	North Clackamas CSD No. 12, OR GO Ref 2003
03010881	Mississippi (State of), MS Taxable GO dtd 7/15/03
03010883	New Brunswick (City of), NJ GO Ref 2003
03010884	New Brunswick (City of), NJ GO 2003
03010887	Walnut Valley USD, CA GO (Elect of 2000), 03 Ser D
03010888	New Brunswick (City of), NJ GO
03010889	Wooster (City of), OH GO LTX Var Purpose 2003
03010890	West Irondequoit CSD, NY GO 2003 dtd 8/15/03
03010891	Lancaster SD, PA GO 2003 Ser A (Forward)
03010892	Boxford (Town of), MA GO dtd 8/15/03
03010895	Gateway School District, PA GO 2003
03010897	Myrtle Beach (City of), SC GO 03A
03010902	Millis (Town of), MA GO LTX 2003
03010903	Union Twp BOE, NJ GO dtd 8/15/03
03010904	West Deptford Twsp BOE, NJ GO Ref 2003
03010905	Monroe County, PA GO Notes 2003AB
03010906	Miller Place UFSD, NY GO 2003
03010907	Moline (City of), IL GO 2003A_C
03010908	Waukegan (City), IL GO 2003A
03010909	Moline (City of), IL GO Taxable 2003B
03010911	Del Mar Coll Distr, TX GO LTX 2003
03010913	Cooperstown (Village of), NY GO 2003
03010914	Cleveland (City of), TX GO LTX 2003
03010915	Mountain View-Whisman SD, CA GO 1998 Elect Ser 03E
03010916	Timberlake Improvement Dist, TX GO ULT 2003
03010917	Exeter Twp SD, PA GO 2003
03010918	West Allegheny SD, PA GO Ref 03AB
03010919	Thief River Falls (City), MN GO 2003
03010922	Nutley Twp BOE (Essex Co), NJ GO dtd 8/15/03
03010923	De Soto USD No. 232, KS GO 2003A
03010924	Beaver ASD, PA GO 2003C
03010925	New Albany (Vlg of), OH GO LTX 2003
03010926	Bay Village (City of), OH GO LTX 2003
03010927	Anchorage (Municipality of), AK GO 2003AB
03010929	Uniontown ASD, PA GO 2003
03010930	Rowlett (City), TX GO 03A
Rowlett (City), TX GO LTX Rev COOs 03
03010933	Oakland Comm College, MI GO LTX Ref 2003
03010934	Medina Cnty Library Dist, OH GO ULT
03010935	West Harris Co MUD No. 10, TX GO 2003
03010936	Harris County MUD #82, TX GO 03
03010938	Fort Worth (City of), TX GO Ref and Impr 2003
03010939	Grand Prairie, TX GO LTX 2003-A & COOs 2003ABC
03010941	Sullivan County, NY GO 2003
03010944	Bryan (City of), TX GO LTX COOs, 2003
03010946	Weatherford (City), TX GO LTX COOs 2003
03010947	Crawford County, KS GO Ref 03A
03010948	Sartell (City of), MN GO 03
03010950	Alachua County SD, FL GO Ref 2003
03010951	Anchorage, Alaska GO 2003B
03010955	Eastside Union SD, CA GO 2003A
03010956	Union Springs CSD, NY GO 2003

Schedule 1

List of Covered Policies

Policy Id	Policy
03010958	Weslaco (City of), TX GO LTX 2003
03010959	Winnebago County, IL GO (Alt Rev) 2003E
03010960	West Harris MUD No. 11, TX GO 2003
03010961	Pleasant Valley SD, PA GO 03AA
03010962	Foothill-De Anza CCD, CA (Elect 99) GO 2003 Ser B
03010963	Pittsburg USD, CA GO Ref 2003
03010966	Evergreen SD, CA GO Go Elect of 1997 03D
03010967	Evergreen SD, CA GO Ref 03B
03010970	Brazoria County MUD No. 3, TX Wtr/Swr Ref 2003
03010971	Lancaster County, PA GO 2003A
03010974	Bellaire (City of), TX GO LTX 2003
03010982	Midd-West SD, PA GO 2003A
03010983	Georgetown County, SC GO 2003A & Ref 2003B
03010985	Steel Valley SD, PA GO Ref 2003ABC
03010986	Rainier SD No. 307, WA GO ULT Ref 03
03010987	Waukesha, WI GO 03
03010988	Shelbyville (City of), TN W&S Rev and Tax Ref 03
03010989	West Fargo, ND GO Ref 2003D
03010992	Florence (City of), AL GO 2003-B
03010994	DePere USD, WI GO Ref 2003
03010997	Lucas (County of), OH GO LTX, 2003
03011000	Levittown UFSD, NY GO 2003
03011001	Austin, Texas GO Ltd Tax 03 ABCD
03011002	Niles Park District, IL GO (Alt Rev) 2003B
03011003	Port Chester (Village), NY GO 2003B
03011004	Brea-Olinda USD, CA GO Elect of 99 Ser 03
03011005	Moline (City of), IL GO 2003D
03011008	Clinton Twp BOE (Hunterdon), NJ GO Ref dtd 7/1/03
03011011	San Benito (City), TX GO 2003A
03011012	Mercer Cnty Imp Auth, NJ (Mercer Cnty GO) 2003
03011013	Pittsburgh SD, PA GO 2003
03011016	Kansas City SD Bldg Corp, MO Lse Rev 2003A
03011018	Melvindale (City of), MI GO LTX Ref dtd 9/1/03
03011019	Western Springs (Vlg of), IL GO (Alt Rev) 2003B
03011020	Pickens County, SC GO 2003
03011023	Cromwell (Town of), CT GO 2003
03011026	Little Falls (City of), MN GO 2003D
03011028	Marble Falls (City of), TX GO LTX 2003
03011029	Akron (City of), OH GO LTX 2003
03011030	Edwardsville (City of), IL GO Wtrwks Ref 2003
03011031	Lake of the Woods ISD #390, MN GO Ref 2003B
03011032	South-Western City SD, OH GO Ref 03
03011033	Pleasanton USD, CA GO Ref 2003B
03011034	Lower MUA (Tnship of), NJ Rev 03C & 03D
03011035	Calhoun County CUSD No.40, IL GO 2003AB
03011037	El Segundo USD, CA GO (Elec 2001) Ser 03
03011040	Pasadena (City), TX GO LTX 2003
03011041	Roselle Park (Borough of) Union Co, NJ GO 2003
03011042	Connecticut State GO 2003E
03011043	Muskegon Comm College, MI GO LTX 03
03011044	Hilton Central SD, NY GO Bonds 2003
03011045	East Lampeter Sewer Auth, PA Guar Sewer Rev 03
03011048	Sienna Plantation MUD #2, TX GO ULT 03
03011049	Harris County WC&ID No. 119, TX GO 2003
03011050	Scotch Plains Sr Citizen Hsing Corp, NJ Rev Ref 03

Policy Id	Policy
03011051	Greater Johnstown SD, PA GO 2003
03011052	Tomball (City of), TX GO LTX Tax/Rev COOs 2003
03011053	North Allegheny SD, PA GO 2003C
03011054	Mokena SD #159, IL GO Ref 2003
03011055	South Side ASD, PA GO 2003
03011056	Racine (City of), WI GO Ref dtd 11/1/03
03011057	South Park SD, PA GO 2003
03011058	Racine (City of), WI GO Ref Taxable
03011060	Naugatuck (Borough), CT GO 2003
03011061	Lima City SD, OH GO ULT 2003
03011063	Schaumburg Park Dist, IL GO Alt Rev 03C
03011064	Schaumburg Park Dist, IL GO Ltd. Tax 03D
03011065	Rio Rancho Pub SD No. 94, NM GO 2003
03011066	Block House MUD, TX GO ULT 2003A
03011067	Juneau (City/Boro), AK GO 2003A
03011068	Sto-Rox SD, PA GO 2003
03011069	Juneau (City/Boro), AK GO 2003B
03011070	Warren County, PA GO 2003
03011071	Penn Manor SD, PA GO 2003
03011074	Fort Bend County MUD No. 2, TX GO ULT 2003
03011075	West Chicago ESD #33, IL GO Ref 2003A_B
03011076	Moreland SD, CA GO (Elect of 2002) Ser B
03011077	Bristol Twp SD, PA GO Ref 2003
03011078	Cattaraugus County, NY GO Pub Imp 2003
03011080	Orangeburg County, SC GO 03A and GO Ref 03B
03011081	Huntington (Town), NY GO Public Impr 2003
03011082	El Paso County SD #20, CO GO 2003 (Academy)
03011085	Ballston Spa CSD, NY GO 2003
03011086	Dunmore SD, PA 2002
03011088	Cherry Hill (Township), NJ GO Ref 2003
03011089	Broadview Village, IL GO 2003
03011090	Richland SD, WI GO Ref dtd 11/3/03
03011092	Mansfield (City of), TX GO 2003
03011096	Camden County Imp Auth, NJ GO Guar Lease Ref 03B
03011097	Downers Grove (Village of), IL GO 2003A
03011098	Norristown Area SD, PA GO 2003A
03011099	Bangor ASD, PA GO 03
03011100	Wyomissing ASD, PA GO 2003B
03011101	Spokane (City of), WA GO LTX 2003B
03011102	Waterford (Charter Twp), MI GO LTX 2003
03011104	Cleveland (City), OH GO LTX Var Purpose 2003
03011108	Harris County MUD No. 230, TX GO ULT 2003
03011109	Dixon Unit SD No. 170, IL GO Ref 2003
03011110	Coalinga-Huron Joint USD, CA GO Ref 2003
03011111	Batavia Prk Dist, IL GO ARS 2003
03011112	Pleasant Prairie (Village of), WI GO Ref 2003
03011113	North Mission Glen MUD, TX GO 2003
03011114	Park City (City of), KS GO 2003B
03011116	Liberty Central SD, NY GO 2003
03011118	Fort Bend County MUD #26, TX GO ULT 2003
03011122	Newport-Mesa USD, CA GO 2003 (Elect of 2000)
03011123	Caledonia Charter Township, MI GO LTX 2003
03011124	Alvin (City of), TX GO LTX Ref 03 and COO 03
03011125	Campbell-Savona CSD, NY GO 2003
03011126	Strasburg Borough, PA GO 2003A

Schedule 1

List of Covered Policies

Policy Id	Policy
03011127	Danvers (Town of), MA GO 2003
03011128	McKinney (City of), TX GO LTX Wtr/Swr 2003A
03011130	McKinney (City of), TX GO LTX 2003
03011131	Kankakee SD No. 111, IL GO Ref 03
03011133	Merriam (City of), KS GO 2003
03011134	Kent SD No. 415, WA GO ULT 2003
03011136	Big Walnut Local SD, OH GO 2003
03011137	Weehawken Twp BOE, NJ GO Ref 2003 (Pension 03)
03011140	Hinckley-Big Rock CUSD 429, IL GO LTX 03A & GO 03B
03011141	Greater Nanticoke ASD, PA GO 2003A
03011142	Olathe USD #233, KS GO 2003B
03011143	Macomb Township Bldg Auth, MI GO LTX 2003B
03011144	Robla Sch Dist, CA GO Ref 2003_2003D
03011148	West Harris MUD #9, TX 2003A
03011149	Tacoma SD #10, WA GO ULT 2003
03011150	Chesterfield (Charter Twp), MI GO LTX 2003
03011151	Portland Dist Library, MI Library Build GO ULT 03
03011152	Nevada GO Ltd Tax 2003I
03011153	West Allegheny SD, PA GO Ref 2003CD
03011154	Country Club Hills (City of), IL GO Ref 03AB
03011156	Savage (City of), MN GO 2003DE & GO Ref 2003FG
03011157	Pittsburgh SD, PA GO Ref 2003A
03011159	Pine-Richland SD, PA GO 2003
03011163	Manchester (City of ), NH GO 03AC & GO Ref 03B
03011165	Davenport (City of), IA GO 2003 B
03011166	Flagstaff (City of), AZ GO Ref 2003
03011169	Metro Govt Nashville-Davidson County, TN GO 03
03011170	Travis County MUD No. 3, TX GO ULT Ref 2003
03011171	North Allegheny SD, PA GO 2003D
03011172	Harris County MUD #8, TX GO ULT 2003
03011177	Clinton Twp BOE (Hunterdon), NJ GO dtd 12/1/03
03011178	Show Low USD No. 10, AZ GO Ref 2003B
03011179	Napavine SD No. 14, WA GO ULT Ref 2003
03011180	Fabius-Pompey CSD, NY GO 2003
03011185	Greece Central SD, NY GO 2003 AB
03011190	Weakley County, TN GO Sch. Rfd. 2003
03011192	Indiana Bond Bank Taxable Severance Funding, Ser 5
03011193	Stewart County, TN GO Ref 2003A
03011196	Aransas Pass (City of), TX GO LTX 2003
03011197	Mukwonago ASD, WI GO Ref dtd 12/22/03
03011198	Washoe County SD, NV GO LTX 2003C
03011200	Darien Park Dist, IL GO Ref 03C (Darien Sportsplex
03011201	Kohler SD, WI GO Ref dtd 12/15/03
03011203	Pflugerville (City of), TX GO LTX 2003A
03011208	Elgin SD #U-46, IL GO LTSer 03A&B
03011210	Yuma SD-1, CO GO 2003
03011211	Toledo City SD, OH GO ULT 2003B
03011212	Cicero SD No. 99, IL GO 2003
03011213	Kenai Peninsula Boro, AK GO 03 (Hosp Serv Area)
03011214	Round Lake Area Park District, IL GO Alt Rev 03
03011215	Kitsap County, WA GO LTX 2003B
03011217	Trenton (City) Park Auth, NJ Park Rev 03 (Guar)
03011221	Putnam County, NY GO 2003
03011222	Kalamazoo County Bldg Auth, MI GO LTX 2003
03011224	Pleasant Prairie (Village of), WI GO Prom Notes 03

Policy Id	Policy
03011225	Winchester (City of), VA GO 2003
03011226	East Hills (Inc. Vlg of), NY GO 2003
03011228	Westbrook (City of), ME GO 2003
03011229	River Dell Reg SD, NJ GO Ref 2003
03011230	Oxford (Town of), MA GO dtd 12/15/03
03011231	North Orange Cnty CCD, CA GO Elec of 2002, Ser 03
03011232	El Rancho USD, CA GO Election of 2003, Ser 2003A
03011233	Southfield (City of), MI GO LTX 2003
03011235	Lan-Oak Park Dist, IL GO (Alt Rev Source) 2003
03011238	Mercer Cnty Imp Auth (Reg Sludge) ,NJ GO Ref 03
03011239	Mercer Cnty Imp Auth (Reg Sludge) ,NJ GO Ref 03
03011240	Point Pleasant, NJ GO Gen Imp 03 & GO Wtr/Swr 03
03011244	Hanover Park Park Distr, IL GO Ref (Alt Rev) 2003
03020004	New Jersey (State of) GO Series J
03020008	New York City, NY GO Fiscal 2002 A9 & A11
03020009	New York City, NY GO 01 H Fix
03020010	New York City, NY GO Fiscal 2002 A9 & A11
03020012	New York City, NY GO 2003 G
03020016	New York City, NY GO 2003 G
03020019	New York City, NY GO 2000A
03020022	New York City, NY GO 2002 DEFG
03020025	New Jersey (State of) GO H & I
03020026	San Anselmo (Town), CA GO 03
03020027	San Anselmo (Town), CA GO 03
03020028	Houston, Tex GO Ltd Tax 99A/B
03020030	NEW JERSEY STATE, GO SER D REF
03020032	New York City GO 03 I
03020033	New York City,NY GO Series F&G
03020034	Massachusetts Commonwealth GO 03 ABC
03020035	New York City GO 03 I
03020036	New York City GO 03 I
03020037	New York City GO 03 I
03020038	New York City GO 03 I
03020039	Massachusetts Commonwealth GO 2001D
03020042	New Jersey (State of) GO H & I
03020044	New Jersey (State of) GO Series J
03020053	New Jersey (State of) GO H & I
03020054	California State GO dtd 5-1-03
03020055	California State GO dtd 5-1-03
03020057	Washington State GO Various Purpose 2003 E
03020059	Connecticut State GO 2003A
03020065	Illinois (State) GO June of 2003
03020066	Illinois (State) GO June of 2003
03020067	Illinois (State) GO June of 2003
03020073	Washington County, MN GO 03A & GO Jail Ref 03B
03020076	Metro Govt Nashville-Davidson County, TN GO 03
03020077	Oregon State, OR GO Dept Admin Services 2003
04010002	Commerce (City of), TX GO LTX Ref and Impr 03
04010003	Jeannette City SD, PA GO Ref 2003ABC
04010004	William Penn SD, PA GO 2004
04010006	Vista USD, CA GO Elec of 2002, Ser 2003B
04010007	Pennridge SD, PA GO 2004
04010008	Kankakee School District #111, IL GO 04
04010009	Scranton Parking Auth, PA Guar Park GO 03
04010010	Fort LeBoeuf SD, PA GO 2004

Schedule 1

List of Covered Policies

Policy Id	Policy
04010011	Howard-Suamico SD, WI GO Ref dtd 1/1/04
04010012	Durant Community SD, IA GO Ref dtd 1/1/04
04010013	Madison (City of), MS GO Ref 2003
04010017	Delran (Township of) Sewerage Auth, NJ GO Ref 03
04010018	Council Rock SD, PA GO 2004
04010020	Laurel County (Courthouse Renov Proj), KY GO 2004
04010022	Ridley School Dist Auth, PA GO Rev 2004AB
04010026	Germantown SD, WI GO Ref dtd 1/1/04
04010028	Winslow Township BOE, NJ GO Ref 2002
04010030	Wild Rose SD, WI GO Ref 2004
04010032	Mesa (City), AZ GO Ref 2004
04010035	Riverside SD, PA GO 2004
04010036	Freeport (Village of), NY GO 2004 A&B
04010040	Titus County Hosp Dist, TX GO LTX Ref 2004
04010041	Berwick ASD, PA GO 2004
04010044	Barnegat Township BOE, NJ GO Ref 2004
04010049	Carlisle Area SD, PA GO 2003A
04010050	Susquehanna Community SD, PA GO 2004
04010051	Andover RSD, NJ GO Ref 2003
04010053	Monroe-Woodbury CSD, NY GO 2003 AB
04010054	Clear Brook City MUD, GO ULT 2004
04010055	Maywood (Borough of), NJ GO dtd 1/15/04
04010056	Clinton Comm SD, WI GO Ref dtd 2/1/04
04010057	Oxford (City of), AL GO School Warrants 2004
04010059	Port of Seattle, WA GO LTX 2004 A
04010060	Clintondale Comm Schools, MI GO ULT Ref 04
04010061	Washington County, UT GO Ref 2003
04010062	North Star SD, PA GO Ref 04
04010063	Utica City SD, NY GO 2004
04010065	San Jacinto Coll Dist, TX GO LTX & Ref 04
04010066	Bay City (City of), TX GO LTX COOs 04 (Matagorda)
04010067	Louetta North PUD, TX GO ULT 2004
04010070	Kane Cnty Forest Preserve Dist, IL GO Ref 2004
04010071	Beaumont USD, CA GO Elect of 1998, Ser 2004
04010072	Warminster (Twp of), PA GO 2004
04010075	Chassell Township Schools, MI GO ULT Ref 04
04010078	Spring Hill USD No. 230, KS GO 2004
04010079	Shade-Central City SD, PA GO Ref 04
04010081	Golf (Village of), IL GO ULT 2004
04010082	Brownsville, TX GOLT 2004-A & 2004-B (AMT)
04010083	Brownsville, TX C/O’s 2004-A & 2004-B (AMT)
04010084	Gaston County, NC GO & GO Ref 2004
04010085	Edinburg (City of), TX GO COOs 2004
04010088	Fort LeBoeuf SD, PA GO 2004C
04010089	Poplar Grove (Vlg of), IL GO Alt Rev 2004
04010093	Dauphin County, PA GO Notes 04A (TaxEx) &04B (Txbl
04010094	San Mateo UHSD, CA GO Elec 2000 (Series C 2004)
04010095	Ellsworth Comm SD, WI GO Ref dtd 3/15/04
04010096	West Allegheny SD, PA GO Ref 2004
04010097	Somerset ASD, PA GO 2004
04010102	York City SD, PA GO 2004
04010103	Merced City SD, CA GO (Elect of 2002) Ser 2004
04010104	North Attleborough, MA GO LTX Ref dtd 3/1/04
04010105	Danbury (City of), CT GO Ref 04
04010112	Freeport (Village of), NY GO Ref 04

Policy Id	Policy
04010113	Galion City SD, OH GO ULT 04
04010116	Kent City SD, OH GO ULT Library Improv 2004
04010118	Pentwater Pub Schools. MI GO ULT 04 Bldg and Site
04010120	Euless (City of), TX GO Ref 2004
04010121	Neodesha USD #461, KS GO Ref 04
04010123	Kenosha (City of), WI GO Promissory Notes 2004
04010125	Grand Meadow ISD No. 495, MN GO Ref 2004
04010126	Scottsdale USD #48, AZ GO Ref 04
04010128	Montgomery County, TN GO Ref 2004
04010129	Jefferson Local SD, OH GO ULT vtd 11/4/03
04010130	Cleveland (City of), TN W&S Rev & Tax Ref 04
04010131	Alhambra ESD #68, AZ GO Ref 2004
04010133	Newhall SD, CA GO Ref 2004
04010135	Oak Lawn-Hometown SD No. 123, IL CABs 2004
04010139	Rochester (City of), NY GO 2004A
04010141	Rochester (City of), NY GO 2004B
04010143	Springfield SD No. 186, IL GO LTX CABs 04
04010147	Hamilton SD, WI GO Ref dtd 3-15-04
04010149	North Hempstead (Town of), NY GO 04 Ref
04010154	Bernards Township BOE, NJ GO Ref 2004
04010155	Westlake City SD OH GO ULT Ref 2003
04010158	Nye County SD, NV GO LTX Ref 2004
04010163	Punxsutawney Area SD, PA GO Ref 04
04010164	Summit County, OH GO LTX Ref 04AB
04010165	Fond Du Lac (City of), WI GO Prom Notes 04
04010166	Fond Du Lac (City of), WI GO Ref dtd 3/15/04
04010168	Gary Comm School Corp, IN GO 2004
04010169	Holton (City of), KS GO Ref 04A
04010170	Fort Bend County MUD #23, TX GO ULT 04
04010172	Fort Bend Co. LID #11, TX GO ULT Impr Ref 04
04010173	Butler County, PA GO 04
04010175	Ansonia (City of), CT GO Ref 04
04010176	Fresno (County of), CA GO Ref 2004AB
04010177	Alhambra City ESD, CA (Election of 1999) GO Ser B
04010178	Middletown City SD BOE, OH GO School Impr dtd 3/1/
04010179	Mansfield (City of), TX GO Ref 2004
04010181	Kane County (Motor Fuel Tax), IL GO Ref 04
04010184	Garvey SD, CA GO Election of 2000 Ser B
04010185	Bloomsburg ASD, PA GO 2004
04010186	Medford Township, NJ GO Ref 04
04010191	Kankakee (City of), IL GO 2004
04010192	Kenosha (City of), WI GO 2004B
04010194	Kent (City of), WA GO LTX Ref 04
04010195	Indian Springs SD #109, IL GO LTX 2004
04010201	Dover (Township of), NJ GO 2004
04010202	Center Line (City of), MI GO ULT Ref 04
04010203	Jersey Shore ASD, PA GO 2004
04010205	Hempfield (Twp), PA GO Ref 2004
04010206	Franklin Local SD, OH GO 04A
04010207	St. Charles Parish SD #1, LA GO Ref 2004
04010208	South Georgia Gvmt Svc Auth, GA ULT 04
04010213	West York ASD, PA GO 2004
04010214	Connecticut State GO Ref 2004B
04010217	East St. Louis SD #189, IL GO Ref 04AB
04010224	Delhi CSD, NY GO 2004

Schedule 1

List of Covered Policies

Policy Id	Policy
04010225	Elmont UFSD, NY GO 2004
04010227	Calcasieu Parish SD No. 30, LA GO Ref 2004A
04010228	Bensalem Township, PA GO 2004
04010229	New Brunswick (City of), NJ GO Impr 04 & Ref 04
04010230	Saranac Lake CSD, NY GO Ref 04
04010231	Cook Cnty SD No. 162 (Matteson), IL GO LTX 04
04010239	Twinsburg City SD, OH GO ULT Ref 04
04010240	Westwood Reg SD BOE, NJ GO Ref 04 (Bergen Co)
04010241	Hamilton SD, WI GO Ref dtd 4/15/04
04010243	Jurupa USD, CA GO (Elect of 2001) 2004
04010245	Sidney CSD, NY GO 2004
04010246	Oxford Academy and Central SD, NY GO 2004
04010249	Unadilla Valley Central SD, NY GO 2004
04010250	Webster Parish SD No. 6, LA GO School 2004
04010252	Tempe ESD #3, AZ GO Ref 2004
04010253	Cicero (Town of), IL GO Ref 04ABC
04010254	Warren City SD, OH GO ULT School Impr 2004
04010256	Lancaster SD, PA GO 2004
04010257	Broome County, NY GO Ref 04
04010262	Dundee (Village), MI Local Dev Fin Auth GO LTX 04
04010267	Anoka-Hennepin ISD #11, MN GO Ref 2004B
04010268	Murphy (City of), TX GO LTX 04
04010280	Timber Lane Utility District, TX GO ULT 04
04010281	Greene Cnty (Blount Cnty PBA), TN GOULT
04010282	Gibraltar SD, MI GO 2004 (Q-SBLF)
04010285	Warwick SD, PA GO 04
04010286	Utica City SD, NY GO 2004B
04010287	Waterford-Halfmoon Union FSD, NY GO 2004
04010288	Fort Bend County, TX GO ULT & Sub Lien Toll Rd 04
04010289	Tecumseh Local SD, OH GO 04
04010290	Connecticut State GO Ref 2004C
04010291	Avon Grove SD, PA GO 2004AB
04010294	Duarte USD, CA GO (Elect of 1998) GO Series D
04010295	Roseville City SD, CA GO (Elect of 2002) Ser B
04010297	Kent (City of), WA GO ULT Ref 04
04010298	Hempfield ASD, PA GO 04A & Ref 04B
04010299	Millburn CCSD #24, IL (Lake County) GO 04
04010300	Denver SD #1, CO GO 2004 Ref
04010301	Licking Heights LSD, OH GO
04010302	Kaneland CUSD #302, IL (Kane/DeKalb) GO 04
04010304	Jackson Local SD, OH GO ULT dtd 3/2/04
04010305	Cambria Heights SD, PA GO 2004AB
04010306	Oceanside USD, CA GO (Elect of 2002), Ser D
04010307	Centr Montgomery Co Area Vo-Tech, PA (SPSBA) GO 04
04010308	Monessen City SD, PA GO 04AB
04010309	Frankfort CCSD #157-C, IL GO 2004 ABC
04010315	Elk River ISD #728, MN GO 2004A
04010316	West Kern CCD, CA GO (Election 2004) Ser 04A
04010318	Rosemead SD, CA GO (Elect 2000) Ser B
04010319	Denton (City of), TX GO LTX Ref 04 & COOs 04
04010328	Anaheim City SD, CA GO (Elect of 2002) Ser 2004
04010330	Olentangy Local SD, OH GO Var Purp 04AB
04010334	Placentia-Yorba Linda USD, CA GO 2002 Series B
04010335	Henry County SD, GA GO 2004
04010347	Huntley CCSD #158, IL GO CABs 04

Policy Id	Policy
04010348	Wisconsin (State of), GO 2004 Ref, Ser 3
04010349	Buffalo (City of), NY GO 2004BC
04010350	Redmond SD No. 2J, OR GO 04AB
04010351	Harris Co MUD #370, TX GO 2004
04010352	Allen (City of), TX GO LTX 2004
04010353	Glens Falls (City of) City SD, NY GO 04
04010358	Baldwin Park USD, CA GO (Elect of 2002) Ser 04
04010361	Mount Morris CSD, NY GO 2004
04010362	Solvay UFSD, NY GO 2004AB
04010363	Solvay UFSD, NY GO 2004AB
04010365	Fabius-Pompey CSD, NY GO 2004B
04010367	Wentzville R-IV SD, MO GO 2004
04010368	West Valley SD #363, WA GO ULT 2004
04010372	West Bradford Township, PA GO 04
04010373	San Bernardino County, CA GO LTX Pens Obl 04ABC
04010374	Ellenville CSD, NY GO 2004
04010375	Sterling Heights (City), MI GO LTX Judgmnt Fund 04
04010382	Wissahickon SD, PA GO 2004
04010383	Kern HSD, CA GO (Elect of 1990) Ser E
04010389	Oklahoma County ISD #89, OK GO 2004
04010391	Douglas County SD RE1, CO GO 04
04010393	Crete-Monee SD 201-U, IL GO CABs 04
04010401	Bayonne (HCIA), NJ GO Lse (DPW Garage Proj) 04
04010403	Lucia Mar USD, CA GO (Elect of 2004) Ser A
04010404	Rolling Meadows Park Dist, IL GO 04 (ARS)
04010406	Calumet City (City of), IL GO Ref 2004
04010408	Laurel Highlands SD, PA GO 2004
04010410	Central Unified SD, CA GO (Elect of 2004) Ser A
04010416	San Diego County, CA POBs 04A&C
04010417	Siuslaw SD No. 97-J, OR GO Ref 04
04010419	Ford Heights SD No. 169, IL GO LTX 04AB
04010421	Philadelphia SD, PA GO 2004D
04010422	Montebello USD, CA GO (Elect of1998) Ser 04
04010423	Colton Joint USD, CA GO (Elect of 2001) Ser B
04010424	Clark County SD, NV GO LTX 04C
04010425	Mt. Diablo USD, CA GO (Elect of 2002) Ser 2004
04010426	Hood Canal SD #404, WA GO ULT 2004
04010427	Oroville UHSD, CA GO (Elect of 2002), Ser B
04010428	Chillicothe City SD, OH GO ULT 2004
04010437	Jefferson Co-DuBois Area Voc-Tech Sch, PA Rev 04
04010438	Byron ISD No. 531, MN GO 04A
04010440	El Segundo USD, CA GO Ref 04
04010442	Kingsburg Elem SD, CA GO (Elect of 2004) Ser A
04010443	Barnegat Township BOE, NJ GO dtd 7/1/04
04010445	Oxnard SD, CA GO (Elect 1997) Ser G
04010448	Millstone Twp BOE, NJ GO 04
04010449	Addison SD No. 4, IL GO 2004
04010451	Mount Vernon City SD, NY GO 2004
04010456	St. Tammany Parishwide SD #12, LA GO 2004
04010457	San Rafael City HSD, CA GO (Elect of 2002) Ser B
04010458	San Rafael ESD, CA GO (Elect of 2002) Ser B
04010459	Pennfield Schools, MI GO 04 (Q-MSBLF)
04010460	Baldwin-Whitehall SD, PA GO 2004
04010462	Rochester CSD, MI GO 2004
04010463	Arlington School Dist No. 16, WA GO Ref 04

Schedule 1

List of Covered Policies

Policy Id	Policy
04010465	Sparta Area Schools, MI GO 04
04010470	Owego Apalachin CSD, NY GO 04B
04010475	Owego Apalachin CSD, NY GO 04A
04010481	Chelsea SD, MI GO 04
04010482	Washington USD, CA GO 04A
04010489	North Colonie CSD, NY GO 04
04010491	Fowlerville Comm Schools, MI GO 2004
04010492	Auburn SD No. 408, WA GO dtd 8/1/04
04010493	Atwater ESD, CA 04A
04010496	Carlisle Area SD, PA GO 04A
04010497	Natomas USD, CA GO (Elect of 2002) Ser 04B
04010498	Fort Mill SD #4, SC GO 2004
04010499	Cicero (Town of), IL GO Ref 04
04010504	Northville Public Schools, MI GO 04
04010516	Tahoe Truckee USD (SFID #1), CA GO Elec 1999 Ser B
04010517	Tahoe Truckee USD (SFID #2), CA GO Elec 1999 Ser B
04010518	Schaumburg (Village of), IL GO 04B
04010520	Hermiston SD #8R, OR GO Ref 04
04010521	DeSoto County SD, MS GO 04A
04010522	DeSoto County SD, MS GO 04B
04010523	West Contra Costa USD, CA GO (Elect 2002) Ser C
04010524	Fennville Public Schools, MI GO 04
04010526	Kingsway Regional SD, NJ GO 04
04010527	Francis Howell SD, MO GO Ref 04A (MDDP)
04010528	Black Horse Pike Reg SD, NJ GO Ref 04
04010529	Atchison County USD No. 409, KS GO 04
04010530	Blount County, TN GO Ref 2004A
04010531	Lake Washington SD #414, WA GO Ref 04B
04010535	Novi Building Authority, MI GO LTX Ref 04
04010540	Tulsa County ISD No. 1, OK GO 04B
04010549	Las Vegas (City of), NV GO LTX 2004
04010550	Springfield SD, PA GO 04A
04010559	Armstrong SD, PA GO 2004
04010561	Saline Area Schools, MI GO Ref 04
04010563	Burlington Twp BOE, NJ GO 2004
04010564	Golf (Village of), IL GO 04A
04010565	Fairfield County, OH GO LTX 04
04010570	McGuffey School District, PA GO 04
04010571	South Park SD, PA GO 04
04010572	Jamesburg BOE, NJ GO dtd 8/1/04
04010573	Gibson County, TN GO 2004
04010575	Allegheny County Comm College (SPSBA), PA GO 2004
04010579	West Allegheny SD, PA GO 04B
04010580	Daytona Beach (City of), FL GO 04
04010581	Manhasset UFSD, NY GO 04
04010582	Wichita Falls (City of), TX GO LTX Tax/Rev Ref 04
04010585	Highline SD #401, WA GO Impv & Ref 04
04010586	Plumsted Twp BOE, NJ GO Ref 04
04010587	Huntington Beach (City of), CA GO LTX Judgmnt 04
04010592	Everett (City of), MA GO Ref dtd 9/15/04
04010593	Cal-Mort SCDA (Keiro Snr Lvg), CA Rev 04
04010594	Chesterfield County SD, SC GO 04
04010595	Waunakee Comm SD, WI GO 04AB
04010597	Susquehanna Twp SD, PA GO 04
04010598	Granite Shoals, TX GO LTX Comb Tax & Rev COOs 04

Policy Id	Policy
04010603	Dearborn (City of), MI GO ULT Sewer 04B
04010604	Paradise Valley USD #69, AZ GO Ref 04
04010605	Union ESD, CA GO (Elect of 99) Ser C
04010606	Union ESD, CA 2004 GO Ref
04010609	Pearl River UFSD, NY GO Ref 04AB
04010610	Lenape Reg HSD BOE, NJ GO Ref 04
04010611	Blount County, TN GO Ref 2004B
04010613	Jackson Local SD, OH GO ULT 04
04010614	Seneca Valley SD, PA GO 04
04010626	Pasadena USD, CA Elec GO Ref 04AB
04010627	Canby SD No. 86, OR GO Ref 04
04010628	Fillmore USD, CA GO Ref 04
04010633	West Linn-Willsonville SD No. 3Jt, OR GO Ref 04
04010636	Wyoming Area SD, PA GO 2004A
04010637	West Shore SD, PA GO 04A & 04AA
04010643	Denver SD #1, CO GO Ref 04C
04010644	Southwestern CCD, CA GO (Elect of 2000) 04A
04010646	York City SD, PA GO 2004B
04010649	Shippensburg Area School District, PA GO 04
04010653	Cornwall CSD, NY GO 04
04010654	Indiana Bond Bank Taxable Severance , Ser 7A 2004
04010655	Indiana Bond Bank Taxable Severance , Ser 7B 2004
04010656	Cherry Hill (Township), NJ GO 04A
04010658	Moreland SD, CA GO Ref 04
04010663	Montgomery County MUD #46, TX GO ULT W&S 04
04010669	Apple Valley SD, CA (Elect of 2004) GO Ser A
04010670	Dysart USD No. 89, AZ GO Ref 04
04010671	Fort Mill SD #4, SC GO Adv Ref 04B
04010672	Wisconsin (State of), GO 2004 , Ser E
04010675	Rockland County, NY GO Various Purp 04
04010676	Harris County MUD #26, TX
04010677	Montville Township BOE, NJ Ref 04
04010678	Manalapan-Englishtown Reg BOE, NJ GO Ref 04
04010682	TPFA (Park Development), TX GO Ref 04
04010689	Ferndale Public Schools, MI GO ULT School & Ref 04
04010693	Harper Woods (City of) SD, MI GO School & Ref 04
04010694	Mississippi (State of), MS GO Cap Impr (Tax-Ex) 04
04010695	Warren Twp HSD #121, IL GO Ref 04D
04010696	Mendon Community Schools, MI GO ULT 04 Q-SBLF
04010701	Howell Fire District No. 2, NJ GO 04
04010704	Gateway USD, CA GO (Elect of 2002) Ser B
04010705	Plymouth-Canton CS, MI GO ULT 04 (Q-SBLF)
04010709	Moreland SD, CA GO Elec of 2002 Series CD
04010712	Lancaster CSD, NY GO 2004
04010714	Cal-Mortgage (CHFFA) Solheim, CA Rev 04A
04010715	North Schuylkill SD, PA GO 2004
04010716	Penn-Delco SD, PA GO 04A & Ref 04B
04010720	Upper Saddle River (Boro of) BOE, NJ GO Ref 04
04010724	Conejo Valley USD, CA GO (Electof 1998) Ser D
04010727	Penn Manor SD, PA GO 2004
04010728	Fair Lawn Borough BOE, NJ GO 04
04010729	Mayville Comm Schools, MI GO ULT 04 (Q-SBLF)
04010731	Commack UFSD, NY GO 04
04010733	Bethlehem (City of), PA GO 2004 (Fed Txble)
04010734	Painesville City LSD, OH GO ULT 04

Schedule 1

List of Covered Policies

Policy Id	Policy
04010735	Henderson (City of), NV GO LTX Sewer 04
04010736	Bath Comm Schools, MI GO ULT 04
04010737	Collinsville Area Rec Dist., Il GO Alt Rev 04
04010743	East Grand Forks (City of), MN GO Impr 04B
04010744	Hamilton Twp BOE, NJ GO Ref 04
04010746	Antioch CCSD #34, IL GO LTX Ref 04
04010749	South Redford SD, MI GO Ref 05
04010750	Tumwater SD #33, WA GO ULT & Ref 04
04010751	Northwest Park MUD, TX GO 2004
04010752	Indiana Bond Bank Taxable Severance, Ser 8AB 2004
04010753	Wolcott (Town), CT GO Ref 04
04010754	Harris County MUD #153, TX GO ULT 04A
04010759	Clovis USD, CA GO (Elect of 2004), Ser A
04010767	Plainfield (Village), IL GO Ref 04AB
04010773	El Paso County SD #20, CO GO 04B (Academy)
04010775	Geneva CUSD #304 (Kane Co), IL GO 04A
04010778	El Monte City SD, CA GO 04C & Ref 04
04010779	Katonah-Lewisboro UFSD, NY GO 04ABC
04010782	Lewiston-Porter CSD, NY 2004
04010784	DePere USD, WI GO dtd 11/1/04
04010785	El Rancho USD, CA GO (Elect of 2003) Ser 04
04010787	Niles Twp CHSD #219, IL GO Ref 04
04010790	Indiana Bond Bank Taxable Severance, Ser 9 2004
04010792	Konocti USD, CA GO (Elect of 2004), Ser 04A
04010793	Fort Bragg USD, CA GO (Elect 2003) Ser 04
04010794	Summit Cnty SD RE-1, CO GO 04B
04010795	Manhattan SD 114, Will County, IL GO Cap Appr 04C
04010797	Woodland CCSD #50, IL GO Ref 04
04010798	Brighton SD #27J, CO GO 2004
04010799	Lake Central School Corp, IN GO Pension 04 (Txble)
04010800	Northampton Township, PA GO 05
04010801	Springfield (City of), IL GO 04AB (Txble/Tax-Ex)
04010804	Minooka SD 201, Il GO Ref 04
04010806	Collinsville CUSD #10, IL GO Ref 04
04010812	Sturgis (City), MI GO LTX Build Auth 04(Hosp Proj)
04010813	Lancaster SD, PA GO 2005
04020001	Oregon State, OR GO Dept Admin Services 2003
04020002	Oregon State, OR GO Dept Admin Services 2003
04020003	New Jersey (State of) GO H & I
04020011	Massachusetts Commonwealth, MA GO 04B & GO Ref 04B
04020014	New Jersey (State of) GO H & I
04020026	California State GO 4-1-02
04020035	California State, CA GO dtd 7/1/03
04020038	Harris Cnty, TX GO ULT Road 2001
04020043	California State, CA GO dtd 2/1/04
04020044	California State, CA GO dtd 2/1/04
04020057	CALIFORNIA STATE GO 10-1-97
04020058	CALIFORNIA ST GO AUG 90
04020059	CALIFORNIA STATE GO 10-1-98
04020060	California State, CA GO dtd 6/1/04
04020064	New Jersey (State of) GO Series K 2003
04020065	New Jersey (State of) GO Series K 2003
04020090	Massachusetts Commonwealth GO D 02
04020091	Harris County,TX GO Road Ref 04B

Policy Id	Policy
04020111	California State, CA GO dtd 12/1/04
04020112	California State GO dtd 5-1-03
04020117	California State, CA GO dtd 12/1/04
05010007	Fort Bend County MUD #26, TX GO ULT 2005
05010008	Bethlehem CSD, NY GO Ref 05
05010009	State PSBA (Career Inst of Tech), PA GO 05
05010012	Terre Haute San Dist, IN GO 05
05010013	Acalanes Union HSD, CA GO Ref 05
05010016	Rio Grande City Consol ISD, TX GO ULT 04
05010017	Tucson (City of), AZ GO Ref 04
05010018	Allegheny County. PA GO C-57 (2005)
05010019	Kutztown (Borough of), PA GO 05
05010020	Calcasieu Parish SD No. 34, LA GO Pub Impr 05
05010023	New Caney ISD, TX GO Ref 05
05010027	Hazelwood SD, MO GO 2005 (MDDP)
05010029	Tulare Joint Union HSD, CA GO Elec of 2004 Ser B
05010030	Klein ISD, TX GO Schoolhouse 05
05010031	Austin ISD, TX GO Ref 05
05010033	Utica Comm Schools, MI GO Bldg & Ref 05
05010035	Eagle Mountain-Saginaw ISD, TX GO Bldg & Ref 05-A
05010036	Mukilteo SD No. 6, WA GO ULT Ref 05
05010037	Humble ISD, TX GO Unltd 04
05010038	Nampa (City of), ID GO 05
05010039	Penn Manor SD, PA GO 2005
05010040	Blount County, TN GO Ref 2005
05010041	Dublin City SD, OH GO ULT 2005
05010043	Frankenmuth SD, MI GO Ref 05 (Q-SBLF)
05010048	Montoursville Area SD, PA GO 05
05010049	Arcadia USD, CA GO Ref (Elect of 1993) Ser 05A
05010051	San Ysidro SD, CA GO Elect of 97 Series D
05010056	Pittsburgh SD, PA GO Ref 05
05010057	Hawthorne SD, CA GO (Elect of 04) 05A
05010061	South Eastern SD, PA GO 05
05010062	Westtown Township, PA GO Guar Swr Rev 05
05010063	Grand Ledge PS, MI GO ULT Ref 05 (Q-SBLF)
05010066	Cocalico SD, PA GO 05
05010067	Wyomissing ASD, PA GO 05
05010068	Magnolia ISD, TX GO ULT & Ref 05
05010071	Charter Oak USD, CA GO (Elect of 2000) Ser 05C
05010073	New Jersey State, NJ GO Ref 05
05010075	Palisades SD, PA GO 05
05010076	West York ASD, PA GO 2005
05010077	West Rusk County Cons ISD, TX GO ULT School 05
05010079	Three Rivers/Josephine Co Unit Jt SD, OR GO Ref 05
05010080	Spring ISD, GO ULT 05
05010081	Fremont Union HSD, CA GO
05010082	Royse City ISD, TX GO ULT 05
05010083	Ottawa USD No. 290, KS GO Ref 2005
05010087	Imperial CCD, CA GO (Elect of 04) Ser 05
05010088	Hazelwood SD, MO GO 2005B Ref
05010089	Lewisville ISD, TX GO ULT & Ref 05
05010090	Harris County WCID #155, TX Ref 05
05010091	Napoleon Comm Schools, MI GO Ref 05 (Q-SBLF)
05010092	Jenkintown SD, PA GO 05A & Ref 05B
05010096	Pine Hill (Boro) BOE, NJ GO Adv Ref 04

Schedule 1

List of Covered Policies

Policy Id	Policy
05010100	Minooka SD 201, Il GO Sch & Ref 05
05010101	Florida (State) BOE, FL PECO GO Ref 05A
05010102	Zeeland Public Schools, MI GO Ref ULT 05
05010113	New Smyrna Beach (City of), FL GO 05
05010114	Chaffey Jt. UHSD, CA GO Ref 05
05010115	William Community Schools, MI 05 GO ULT
05010117	Carlisle Area SD, PA GO 05
05010118	Sturgis Pub School Dist, MI GO Ref 05 (Q-SBLF)
05010119	Randolph Twp SD BOE, NJ GO dtd 2/1/05
05010121	Pequea Valley SD, PA GO Ref 2005
05010123	Benjamin Logan LSD, OH GO Sch Impr Ref 05
05010124	Aurora East SD No. 131, IL GO & LTX 2005AB
05010125	Newark City SD, OH GO ULT 05
05010126	North Monterey County USD, CA (Elect 2002) Ser B
05010127	Ferndale (City of), MI GO Ref 2005
05010128	Santa Maria Jt UHSD, CA GO (Elect of 2004) Ser 05
05010130	Lucia Mar USD, CA GO Ref 05
05010134	Lincoln USD, CA GO (Elect of 2004) Ser 05
05010136	Somerville BOE, NJ GO 05
05010137	Sumner SD No. 320, WA GO ULT Ref 05
05010140	Madison Cnty SD, MS GO Ref 05A
05010143	North Mission Glen MUD, TX GO 2005
05010144	Frazier SD, PA GO 05
05010145	Kenowa Hills Pub Sch, MI GO Ref 05 (Q-SBLF)
05010146	Big Beaver Falls ASD, PA GO Ref 05
05010155	Antietam SD, PA GO 05
05010156	York City SD, PA GO 05
05010157	Warwick SD, PA GO Ref 05
05010160	Warwick Valley CSD, NY GO Ref 2005AB
05010163	Denton ISD, TX GO ULT 05B
05010164	State PSBA (Colonial IU No. 20), PA GO Lse Rev 05
05010165	East China SD, MI GO ULT Ref 05 (Q_SBLF)
05010167	Perris UHSD, CA GO 2004 Elec, Series A & 05 Ref
05010169	Philadelphia RDA, PA GO 04ABC (Neighborhood Trans)
05010170	Green Bay Area PS Dist, WI GO Ref 05A&B
05010171	Green Bay Area PS Dist, WI GO Ref 05B
05010174	West Earl Sewer Auth, PA GO Gtd Sewer Rev 05
05010175	North Chicago (City of), IL GO 05AB
05010176	Vancouver SD No. 37, WA GO ULT Ref 05
05010177	Ephrata ASD, PA GO 05 & Ref 05A
05010181	Johnson Co (Gardner-Edgerton) USD #231, KS GO 05A
05010182	Clark County SD, NV GO LTX Ref 05A
05010183	Clark County SD, NV GO LTX Ref 05B (ARS)
05010184	Hempfield ASD, PA GO Ref 05A & Ref 05B
05010185	Greater Latrobe School Auth, PA GO Rev Ref 05AB
05010186	Kutztown ASD, PA GO 2005 (Adv Ref)
05010187	Fort Bend Co. MUD #25, TX GO ULT 2005
05010188	Randolph Twp SD BOE, NJ GO Ref dtd 3/1/05
05010190	Edmonds SD No. 15, WA GO ULT Ref 2005
05010191	Scottsdale USD #48, AZ GO Sch Impr 05A
05010192	Plum Borough SD, PA GO 05AB
05010193	La Mesa-Spring Valley SD, CA GO Ser B & Ref 05
05010194	Fullerton Jt Un HSD, CA, GO Elec 02, Series B
05010196	Bridgeport (Borough), PA GO 05
05010202	Olentangy Local SD, OH GO Ref 05

Policy Id	Policy
05010204	Harris County MUD #354, TX GO ULT Ref 05
05010205	Peoria (City of), IL GO 05A
05010213	Tecumseh Pub Schools, MI GO Ref 05 Q-SBLF
05010214	Conroe ISD, GO ULT 05B
05010216	West University Place (City of), TX GO Ref 05
05010217	Newberg SD No. 29J, OR GO Ref 05
05010218	Dundee Community SD, MI GO Ref 05
05010220	Nevada (State of), NV GO LTX 05E
05010221	Nevada (State of), NV GO LTX 05C
05010222	Nevada (State of), NV GO LTX 05D
05010224	Metuchen BOE, NJ GO Proj Sch dtd 3/15/05
05010225	Metuchen BOE, NJ GO Ref Sch dtd 3/15/05
05010227	Alhambra City UFSD, CA (Elect of 04) GO Ser A
05010228	Navasota ISD, TX GO Sch Build 05 & Ref 05
05010230	Port Arthur ISD, TX GO Sch Bldg 05
05010232	Cal-Mortgage (CHFFA) Small Facilities, CA Rev 05A
05010234	Dixon USD, CA GO (Elect 02) 05 CABS
05010238	Bellefontaine City SD, OH GO ULT 05
05010244	Lincoln (City), OR GO Sewer Ref 05
05010245	Fremont (City of), CA GO (Elec of 2002) Ser B
05010246	El Paso (City of), TX GO LTX Ref 05
05010249	Franklin-McKinley SD, CA (Elect of 2004) GO Ser A
05010252	Fenton Area Pub Schools, MI GO ULT Ref 05 (Q-SBLF)
05010257	North Brunswick TWP BOE, NJ GO dated 4/1/05
05010258	North Kingstown (Town of), RI GO Ref 05
05010260	Hoisington USD #431 (Barton Co.), KS GO Ref 05
05010261	Francis Howell SD R-III, MO GO Ref 05 (MDDP)
05010264	Sierra Jt CCD #2, CA GO (Elect 04) Ser A (W Nev)
05010266	Sierra Jt CCD #1, CA GO (Elect 04) Ser A (Tahoe)
05010267	Lebanon CSD No. 9, OR GO Ref 05
05010268	Carl Sandburg CCD #518, IL GO Ref 05
05010275	Hampton (City of), VA GO Pub Imp 05A
05010279	King County, WA GO LTX W&S Rev 05
05010280	Brownwood ISD, TX GO ULT School Bldg & Ref 05
05010282	Roseville Joint UHSD, CA GO (Elec of 2004) Ser A
05010283	Madison County SD, MS GO 05
05010286	Las Vegas Valley Water Dist, NV GO LTX Ref 05A
05010288	Leander ISD, TX GO ULT Bldg & Ref 05
05010289	Linn-Mar Comm SD, IA GO Ref 05AB
05010291	San Jose Unified SD, CA GO (Elect of 2002) Ser B
05010292	Yosemite CCD, CA GO (Elect of 2004) Ser 05
05010293	South Padre Island (Town of), TX GO 05
05010294	Upland Unified SD, CA GO (Elect of 2000) Ser 05C
05010295	Norwalk-La Mirada USD, CA GO 05B & Ref 05
05010297	Peoria (City of), IL GO Ref 05B
05010298	Mifflin County, PA GO ULT 05AB
05010299	Placer UHSD, CA GO Ref 05
05010301	Southgate CSD, MI GO ULT Ref 05
05010305	Door County, WI GO ULT Ref 05A
05010307	Shawano-Gresham SD, WI GO Ref 05
05010308	Timberlake Improve Dist, TX GO ULT 05
05010309	McKinney (City of), TX GO Tax/Ltd Pled W&S COOs 05
05010310	Haverford (Twp), PA GO 05A (Tax-Ex) & 05B (Txble)
05010314	Palmer Plantation MUD No. 1, TX GO W&S Ref 05
05010315	Altmar-Parish-Williamstown CSD, NY GO Ref 05

Schedule 1

List of Covered Policies

Policy Id	Policy
05010316	Brookhaven (Town of), NY GO Pub Impr 05
05010318	Madera USD, CA GO (Elect of 2002) Ser 05
05010319	Napa Valley USD, CA GO (Elect of 2002) Ser 05
05010323	Johnston County, NC GO Ref 05
05010325	Dickson County, TN GO Ref 05
05010333	South Eastern SD, PA GO 05
05010335	Marion (City of), IL GO Ref 05
05010336	Pittsburgh SD, PA GO Taxable 05
05010339	Lansing USD#469 (Leavenworth), KS GO Ref & Imp 05
05010340	Rincon Valley Union ESD GO, CA (Elect 2004) Ser 05
05010341	Fowler USD, California GO (Elect of 04) 05
05010342	New Brunswick (City of), NJ GO Ref 05
05010343	New Brunswick (City of), NJ Sch Bonds Ref 05
05010344	Kingsway Reg HSD BOE, NJ GO Ref dtd 3/15/05
05010345	Madison Dist Pub Sch, MI GO Ref 05
05010346	Riverton CUSD#14, IL GO 05
05010347	Akron-Summit Co. Pub Lib, OH Ref 05
05010348	Lafourche Parish Cons SD #1, LA GO School 05
05010350	Humble ISD, TX GO ULT 05B
05010351	Magnolia SD, CA GO Ref 05
05010352	Paola USD #368, KS (Miami Co) GO Ref & Impr 05
05010354	Evesham Twp BOE, NJ GO Ref 05
05010358	Victor ESD, GO (Election of 02) Ser B
05010360	Lake Stevens SD No. 4, WA GO 05
05010361	Novi Building Authority, MI GO LTX Ref 05
05010364	Monticello CSD, NY GO Ref 05AB
05010365	Hillsboro SD #1J, OR GO Ref 05
05010367	Clear Brook City MUD, TX GO 05
05010369	Shawnee Mission USD No. 512, KS GO Ref 05C
05010372	Atlanta (City of), GA GO Ref 05A
05010374	Victor ESD, GO Ref 05B
05010381	Upper Darby SD, PA GO 05
05010382	West Virginia State, WV GO State Road Ref 05
05010383	Islip UFSD, NY GO Ref 2005
05010384	Oswego CUSD No. 308, IL GO LTX 05
05010385	Mainland Regional HSD, NJ Sch Ref 05
05010386	Highlands SD, PA GO Ref 2005 (Adv Ref)
05010387	Souderton ASD, PA GO 05
05010389	Summit Hill SD #161, IL GO 2005
05010390	DeSoto County SD, MS GO 05
05010397	Hollywood (City of), FL GO 05
05010398	Menifee USD, CA GO (Elec of 2002) Series B
05010402	Grossmont-Cuyamaca CCD, GO (Elect of 2002) 05B
05010410	Johnson City CSD, NY GO 05
05010412	Rowland USD, CA GO Ref 05
05010414	Hacienda LaPuente USD CA, GO Ref 05
05010415	Moriah Central SD, NY GO Ref 05
05010417	Snohomish County, WA GO LTX Ref 05B
05010418	Snohomish County, WA GO LTX 05A
05010419	Arkansas Dev Fin Auth, AR GO Ref 05
05010420	Claysburg-Kimmel SD, PA GO Ref 05
05010421	Garvey SD, CA GO (Election of 04) Ser 05
05010422	Mount Pleasant ASD, PA GO Ref 05
05010423	Siren SD, WI GO Ref dtd 7/1/05
05010424	Waterloo CSD, NY GO 05 dtd 6/15/05

Policy Id	Policy
05010425	Oak Valley Hosp Dist, CA GO (Elect of 04) 05
05010426	Worcester (City of), MA GO LTX Ref 05A
05010427	Worcester (City of), MA GO LTX Ref 05B
05010429	North Pocono SD, PA GO 2005
05010430	Goose Creek Consol ISD, TX GO ULT Schoolhouse 05
05010431	Wayne CSD, NY GO Sch Dist 05
05010434	Campton Township, IL GO 05B
05010435	Lamar SD, MS GO 05
05010436	Timber Lane Util Dist, TX GO ULT 05A
05010438	Goodyear (City of), AZ GO 2005
05010441	Tucson (City of), AZ GO 05-E
05010443	Beverly Hills USD, CA GO Refunding 05
05010444	Cook County SD No. 162 (Matteson), IL GO Ref 05
05010445	Homer Twp, IL GO Open Space Ref 05
05010446	Brazoria MUD No. 26, TX GO 05
05010447	Erie County Convention Center Auth, PA GO 05
05010448	Erie County Convention Center Auth, PA GO 05
05010452	Rome (City of) City SD, NY GO Ref 05
05010456	Anaheim City SD, CA GO Ref 05
05010461	Everett ASD, PA GO 2005AB
05010462	Bristol Twp SD, PA GO 2005
05010472	Denver SD #1, CO GO Ref 05A
05010479	Brazoria County MUD No. 3, TX Wtr/Swr Rev 05
05010480	Linn-Mar Comm SD, IA GO Ref 05A
05010481	Douglass USD #396, KS GO Ref 05
05010482	Herkimer Cntrl SD, NY GO Ref 05
05010483	Highlands Ranch Metro Dist No. 1, CO GO Ref 05
05010484	Highlands Ranch Metro Dist No. 4, CO GO Ref 05
05010485	Highlands Ranch Metro Dist No. 2, CO GO Ref 05
05010486	Highlands Ranch Metro Dist No. 3, CO GO Ref 05
05010489	Cal Mortgage (AIDS Healthcare), CA Rev 05A
05010490	Galesburg-Augusta Comm Sch, MI GO Ref 2005
05010491	Miami-Dade County, FL GO Bldg Better Comm Prog 05
05010492	Midland CCD, TX GO LTX 05
05010493	Pawtucket (City of), RI GO dtd 7/1/05
05010494	Cotati-Rohnert Park USD, CA GO Crossover Ref 05AB
05010500	Brookville ASD, PA GO 05
05010501	Johnston County, NC GO Pub Impr 05
05010506	Hempfield ASD, PA GO 05C
05010510	Three Village Central SD, NY GO Ref 05
05010512	Spokane (City of), WA GO LTX 05AB
05010513	Spokane (City of), WA GO Ref 05
05010516	Southwestern CCD, CA GO Ref 05B
05010517	Sun Prairie (City of), WI GO 05C
05010521	Temple City Unified School District, CA GO Ref 05
05010526	Spring Hill USD No. 230, KS GO 2005
05010527	Berkeley USD, CA GO (Elect of 00) 05
05010528	Livermore Valley Jt USD, CA GO (Elect of 99) 05
05010530	Jefferson Local SD, OH GO Sch Fac Const & Impr 05
05010531	Biloxi Public School District, Ms GO 2005
05010538	Oceanside (City), CA GO LTX POB 05
05010539	Seneca Valley SD, PA GO 05
05010540	Oxford Area SD, PA GO 2005AB
05010542	West De Pere SD, WI GO Ref 05A
05010551	Hoffman Estates (Village of), IL GO 05 A (Taxable)

Schedule 1

List of Covered Policies

Policy Id	Policy
05010553	Fort Bend MUD No. 118, TX GO 05
05010554	Hartland Township, MI GO LTX 05A (Livingston Co)
05010555	Hartland Township, MI GO LTX 05B (Livingston Co)
05010559	East Meadow UFSD, NY GO 05
05010560	Lake Placid CSD, NY GO Ref 05
05010561	Pine (County of), MN GO Jail 05A
05010562	Gilroy USD, CA GO (Elect of 02) 05
05010563	Fort Bend County MUD #23, TX GO ULT 05
05010569	Newport MUD, TX GO Wwks & Swr Sys Rev 05
05010572	Calumet City (City of), IL GO Ref 2005
05010574	Hunter’s Glen MUD, TX GO ULT 05
05010575	New Lenox SD #122, IL GO Ref 2005AB
05010577	Oshkosh (City of), WI GO Ref 05-D
05010578	Milford Charter Twp, MI GO Library & Police Ref 05
05010583	Hamilton Township, NJ (Mercer) GO 2005
05010584	Hamilton Township, NJ (Mercer) Swr GO 2005
05010585	Jefferson ESD, CA GO (Elect of 2001) Ser 2005
05010586	Wilson SD, PA GO 05
05010587	Hopewell Area Sch Dist, PA GO 2005B
05010588	Hopewell Area Sch Dist, PA GO 2005A
05010589	Coachella Valley USD, CA GO (Elect of 05) Ser A
05010595	Schenectady City SD, NY GO 05
05010598	Central Bucks SD, PA GO ULT 05A
05010601	Haddon Twp. BOE, NJ GO ULT Ref 2005
05010604	El Paso (City of), TX GO LTX 05
05010605	Punxsutawney Area SD, PA GO 05
05010609	Huntington Beach City SD, CA GO ULT Ref 2005
05010611	Wantagh UFSD, NY GO ULT 2005
05010615	Union County Impr Auth, NJ GO ULT 2005
05010618	Anchorage (Municipality of), AK GO 05F
05010619	Licking Valley LSD, OH GO ULT Ref dtd 9/22/05
05010622	Alamo Comm Coll Dist, TX GO LTX 05
05010623	Pierce County, WA LTX GO 2005
05010624	Maury County, TN GO ULT dtd 9/1/05
05010626	Aurora West SD #129, IL GO Ref 2005A
05010627	Aurora West SD #129, IL GO LTX Ref 05B
05010628	Mattoon CUSD #2, IL GO Ref 2005
05010629	South Lyon Comm Schools, MI GO Ref 05 Ser II
05010630	Foothill-De Anza CCD, CA GO (Elect 99) 05C & Ref
05010631	Guadalupe County, TX GO LTX Ref 2005
05010632	Fort Bend County LID #14, TX GO ULT Ref 05
05010633	Newtown (Twp of), PA GO 2005
05010635	Union Springs CSD, NY GO 2005
05010639	Birmingham SD, MI GO ULT Ref 2005
05010640	Washington Court House CSD, OH GO 2005
05010641	Mt. Lebanon SD, PA GO 2005
05010653	Waubonsee CCD #516, IL GO 05DE
05010654	Marana USD #6, AZ GO Ref 2005
05010656	Sweetwater (City of), TX GO LTX Ref 05
05010660	St. Charles CUSD #303, IL GO LTX 05C
05010669	North Mission Glen MUD, TX GO 2005A
05010670	London City SD, OH GO Adv Ref 2005
05010674	Perkiomen Valley SD, PA GO Adv Ref 05AA
05010675	Washington TWP MUA, NJ GO Ref 2005
05010676	Washington TWP MUA, NJ GO Ref 2005

Policy Id	Policy
05010680	San Angelo, TX GO LTX Comb Tax & Rev COOs 05
05010683	Standish-Sterling CS, MI GO Ref 2005 (Q-SBLF)
05010687	West Contra Costa USD, CA GO (Elect 2002) Ser D
05010690	Galveston County WC&ID #12, TX GO 2005
05010700	Malden (City of), MA GO dtd 10/15/05
05010708	State PSBA (Career Inst of Tech), PA GO 05A
05010712	Peoria USD No. 11, AZ GO 2nd Ser 2005
05010713	Wyoming (City of), MI GO LTX 05
05010715	Rio Hondo CCD, CA GO Ref (Elect 2004) Ser 05A
05010717	West Kern CCD, CA GO Ref 2005
05010718	Livingston Co, MI GO LTX Ref 05 (Brighton Twp Swr)
05010719	Poplar Grove (Vlg of), IL GO Alt Rev 05AB
05010721	Lakota Local School Dist, OH GO ULT Ref 05A
05010723	Winchester (City of), VA GO 2005
05010727	Mason City SD, OH GO ULT Ref 2005
05010731	Pottstown SD, PA GO 2005
05010733	Kauai County, HI GO 2005A
05010735	Manteca USD, CA GO Ref 2005
05010736	Palm Springs USD, CA GO Ref 2005
05010737	Bucks County Tech Sch Auth, PA GO 2005
05010738	Indianapolis Lcl Pub Imp Bond Bank, IN GO Ref 05D
05010739	Blind Brook-Rye UFSD, NY GO 05
05010740	Attleboro (City of), MA GO dtd 11/15/05
05010741	Erie County, PA GO Ref 2005ABC
05010742	Ulster County, NY GO 2005A
05010744	Honolulu (City and County), HI GO 05EF
05010746	Connecticut (State of), CT GO 05D
05010747	Wyandotte USD#204 (Bonner Springs), KS GO Ref 05A
05010750	Long Beach CCD, CA GO (Elect 02) 2005B & Ref 2005C
05010751	Los Gatos Union SD, CA GO (Elect 2001) Ser C
05010757	Grapevine-Colleyville ISD, TX GO Ref 2005-A
05010766	Ovid-Elsie Area Schools, MI GO Ref 2005 (Q-SBLF)
05010768	Barrow County, GA GO 05
05010775	Cecil County, MD GO Ref 2005
05010784	Alum Rock Union ESD, CA GO Ref 2005
05010785	Warren Twp HSD #121, IL GO Ref 05
05010786	Newark City SD, OH GO ULT Series 05A
05010795	Tacoma Metro Park District, WA GO Ref 2005
05010796	Calexico USD, CA GO (Elect of 2004) Ser B
05010797	Gilbert USD No. 41, AZ GO 2005A
05010800	Webutuck CSD, NY GO 2005
05010802	Tacoma SD #10, WA GO 05B
05010805	El Monte City SD, CA GO (Elect 04) A Ref 05
05010806	Simi Valley USD, CA GO (Elect of 2004) Ser 05B
05010808	Carson City, NV GO LTX 2005A
05010822	Cleveland County Sanitary Dist, NC GO Ref 2005
05010823	West Windsor-Plainsboro RSD, NJ GO Ref dtd 12/1/05
05010825	Ramapo Indian Hills Reg HSD (BOE), NJ GO Ref 05
05010845	Peralta CCD (OPEB) Bonds, CA
05010847	Davenport (City of), IA GO 05A
05010848	Peralta CCD (OPEB) Bonds, CA
05020008	California State, CA GO dtd 2/1/04
05020016	California State, CA GO dtd 11-1-03
05020017	California State, CA GO dtd 3-1-05
05020018	New York (City of), NY GO 2005 Series J, K and L

Schedule 1

List of Covered Policies

Policy Id	Policy
05020021	Illinois State, IL GO Oct 03A & Var Rate Oct 03B
05020022	New York (City of), NY GO 2005 Series J, K and L
05020023	New York (City of), NY GO 2003J
05020024	New York City,NY GO Series F&G
05020025	New York City, NY GO 2002 DEFG
05020026	New York City, NY GO 2003 CDE
05020027	New York (City of), NY GO 05DE
05020028	New York (City of), NY GO 2005 Series M
05020029	New York (City of), NY GO 2005 Series G, H and I
05020030	New York (City of), NY GO 2005 Series M and N
05020031	New York (City of), NY GO 2005 Series M and N
05020032	New York (City of), NY GO 2005 Series M and N
05020033	New York (City of), NY GO 2005 Series M and N
05020034	New York (City of), NY GO 2005 Series M and N
05020035	New York (City of), NY GO 2005 Series J, K and L
05020036	New York (City of), NY GO 2005 Series M and N
05020037	New York (City of), NY GO 2005 Series J, K and L
05020038	New York (City of), NY GO 2005 Series M and N
05020039	New York (City of), NY GO 2005 Series G, H and I
05020040	New York (City of), NY GO 2005 Series J, K and L
05020041	New York (City of), NY GO 2005 Series M and N
05020042	New York (City of), NY GO 2005 Series M and N
05020043	New York (City of), NY GO 2004 AB
05020044	New York (City of), NY GO 05DE
05020045	New York (City of), NY GO 2005 Series G, H and I
05020046	Dept of Veterans Affairs, CA GO Portion 05
05020047	New York (City of), NY GO 04 Series I
05020048	New York (City of), NY GO 2005 Ser O, P & Q
05020049	New York (City of), NY GO 2005 Ser O, P & Q
05020050	New York (City of), NY GO 04D
05020051	New York (City of), NY GO 2005 Ser O, P & Q
05020053	Concord Township, PA GO 05
05020056	Massachusetts Commonwealth, MA GO 04A & GO Ref 04A
05020058	New York (City of), NY GO 06ABCD
05020059	New York (City of), NY GO 06ABCD
05020060	New York (City of), NY GO 06ABCD
05020061	New York (City of), NY GO 06ABCD
05020062	New York (City of), NY GO 04 Series I
05020065	New York (City of), NY GO Fiscal 06 Ser E Sub E-1
05020066	Carpentersville CUSD No. 300, IL GO ULT
05020067	New York (City of), NY GO 2005 Series G, H and I
05020068	New York (City of), NY GO 04G
05020069	New York (City of), NY GO 04 Series I
05020070	New York (City of), NY GO Fiscal 06 Ser F-1 & F-2
05020071	New York (City of), NY GO Fiscal 06 Ser F-1 & F-2
05020072	Massachusetts Commnwlth, MA GO LTX Consol Loan 05B
05020074	New York (City of), NY GO 2005 Ser M & N
05020075	New York (City of), NY GO 2005 Ser O, P & Q
05020076	Connecticut State GO Ref 2004C
06010001	San Antonio (City of),TX GO LTX Forward Ref 06
06010004	Pottstown SD, PA GO Adv Ref 2006
06010005	Monterey Peninsula CCD, CA GO Ref 05
06010006	Central Bucks SD, PA GO ULT Ref 2006
06010007	Barbers Hill ISD, TX GO ULT 06

Policy Id	Policy
06010009	Colton Joint USD, CA GO (Elect of 2001) Ser C
06010010	Tolleson Union HSD No. 214, AZ GO (Proj 03) 2006B
06010011	Montour SD, PA GO 05
06010012	San Jose USD, CA GO Ref 2005
06010013	London City SD, OH GO Ref 2006
06010014	Chicago Park Dist, IL GO LTX Ref 2006AB
06010017	Newark City SD, OH GO ULT Ref 05
06010019	Chicago Park Dist, IL GO ULT Ref 2006CD
06010023	Harris County WCID #155, TX Ref 06
06010024	Spring Creek Util Dist, TX GO ULT 2006
06010035	Yuma UHSD #70, AZ GO Proj 05, Ser A (2006)
06010037	North Pocono SD, PA GO 06
06010038	Johnston CSD, IA GO dtd 2/1/06
06010041	Brazoria MUD No. 26, TX GO 06
06010042	Wilmington (City of), DE GO 2006 A-1 & A-2
06010044	Bendle Public Schools, MI GO 2006
06010045	Charter Oak USD, CA GO Ref (Elect 00) Ser 06DE
06010046	Harris Cnty MUD No. 132, TX GO ULT 06
06010057	Kenosha USD No. 1, WI GO dtd 2/1/06
06010060	Ephrata ASD, PA GO 06
06010061	Council Rock SD, PA GO 2006
06010062	Clark County, NV GO LTX Ref 06
06010064	West Windsor-Plainsboro RSD, NJ GO Ref 2006
06010065	Adirondack CSD (Oneida Co), NY Ref 05AB
06010067	Bethel SD #403, WA GO Ref 06
06010068	Stockton USD, CA GO (Elect 05) Ser 06
06010069	Grove City Area Hosp Auth, PA GO Guar 2006
06010076	Nordonia Hills CSD, OH GO Ref 2006
06010082	Penn Manor SD, PA GO 2006A
06010087	Richland County SD No. 2, SC GO 05A
06010093	Richland SD Project, PA (SPSBA) Lease Rev 05
06010095	Lacey Township BOE, NJ GO Ref 06
06010096	Kyrene ESD #28, AZ GO (Proj 05) Ser A (2006)
06010099	Greater Cleveland RTA, OH GO LTX Ref 2006
06010101	Asotin County, WA GO ULT Ref 2006
06010102	Bonsall USD, CA GO 06
06010103	Upper Makefield (Twp of), PA GO 2006
06010104	Mesa USD No. 4, AZ GO (Proj 05) Ser A (2006)
06010107	Prescott USD No. 1, AZ GO (Proj 04) Ser 06B
06010108	Kutztown (Borough of), PA GO 2006
06010109	DePere USD, WI GO dtd 3/15/06
06010110	Las Vegas (City of), NV GO LTX Ref 2006A
06010121	Wellington Unified SD #353, KS GO Ref 2006
06010123	St. Vrain Valley SD No. RE-1J, CO GO Ref 2006
06010127	Lucia Mar USD, CA GO Ref 2006
06010128	Franklin-McKinley SD, CA GO Ref 2006
06010134	Wisconsin (State of), WI GO 2006A
06010138	Ipswich (Town of), MA GO LTX Ref dtd 3/15/06
06010141	New York State, NY GO 2006A (Tax-Exempt)
06010143	Adams County SD #12, CO GO 2006B
06010144	Fredonia Central SD, NY GO Ref 2006
06010146	Tucson USD No. 1, AZ GO Ref 2006
06010151	Schuylkill Valley SD, PA GO 2006AB
06010164	Carteret County, NC GO 2006
06010165	Rayford Road MUD, TX GO 2006A

Schedule 1

List of Covered Policies

Policy Id	Policy
06010166	Castro Valley USD, CA GO (Elect of 05) Ser 06
06010167	Northtown MUD, TX GO ULT 2006
06010171	Miami Trace LSD, OH GO ULT 2006
06010172	Apache Jnctn USD #43, AZ GO (Proj 04) Ser B (2006)
06010176	New Haven USD, CA GO (Elect 03) Ser B CABs
06010183	La Verne (City of), CA GO LTX POBs Ref 2006
06010189	Lubbock (City of), TX Tax/WWks Sys Surplus COOs 06
06010191	Harris Co. MUD No. 120, TX GO ULT Ref 2006
06010192	Georgetown (City of), TX GO LTX & COOs 2006
06010207	Edmonds SD No. 15, WA GO 2006
06010208	Napa Valley USD, CA GO (Elect 02) Ser 06
06010213	Woodstock CUSD #200, IL GO 2006AB
06010214	Lubbock (City of), TX GO LTX Ref 2006
06010218	Penn Manor SD, PA GO 06
06010220	Pearland (City of), TX GO LTX Ref 2006
06010225	Firebaugh-Las Deltas USD, CA GO Ref 2006
06010227	Cinco MUD No. 1, TX GO Contract Rev 2006A
06010232	Eatonville SD No. 404, WA GO 2006
06010237	El Monte UHSD, CA GO Ref 2006
06010240	Minooka CHSD No. 111, IL GO 2006
06010241	Lubbock (City of), TX GO LTX 2006
06010246	Wentzville R-IV SD, MO GO 2006
06010248	San Jose USD, CA GO (Elect 02, Ser C) 2006
06010256	Spencerport CSD, NY GO Ref 2006
06010262	West Seneca CSD, NY GO 2006
06010267	Mesa (City of), AZ GO Ref 2006
06010273	Newark Valley CSD, NY GO 2006A
06010277	Everett SD No. 2, WA GO ULT 2006
06010278	Harris County MUD #53, TX GO ULT 2006
06010289	Roseville Joint UHSD (Elect 04), CA GO ULT 06B
06010291	Trussville (City of), AL GO Warrants 2006AB
06010294	McCall-Donnelly Jt SD No.421, ID GO ULT 06
06010295	San Gorgonio Memorial HC District, CA ULT GO 06A
06010296	Monticello CSD, NY GO 2006
06010297	West De Pere SD, WI GO 06A
06010299	Bassett USD, CA GO (Elect 04) Ser 06BC
06010303	Frisco (City of), TX GO LTX 06
06010304	Frisco (City of), TX COOs 06
06010306	Farrell ASD, PA GO Ref 06
06010311	Piedmont City USD, CA GO Elect of 2006 Ser B
06010319	Natomas USD, CA GO (Elect of 2006) Ser 2006
06010325	Saugus USD, CA GO Ref 2006
06010328	Anchorage (Municipality of), AK GO Ref 06AB
06010329	Anchorage (Municipality of), AK GO Ref 06AB
06010330	Anchorage (Municipality of), AK GO Ref 06AB
06010332	Renn Road MUD, TX GO 2006
06010336	Kirtland LSD, OH GO 2006
06010346	Renton SD No. 403, WA GO ULT 2006
06010353	Sierra Sands USD, CA GO (Elect 06) Ser 06A
06010354	Brandywine Heights ASD, PA GO Ref 2006
06010360	Eanes ISD, TX GO 2006
06010362	Solano County CCD, CA GO (Elect 02) Ser 06B
06010363	Mount Vernon SD #320, WA GO Ref 06
06010365	Bellwood (Village of), IL GO Ref 2006A
06010366	Prosper (Town of), TX GO LTX & COO 06

Policy Id	Policy
06010367	Byron USD, CA GO (Elect 06) Ser 2006A
06010368	Camden Cnty Imp Auth, NJ GO Guar Swr Rev Ref 06AB
06010372	Eastport-South Manor CHSD, NY GO Ref 06
06010374	Butler County, OH GO LTX 2006
06010377	El Camino CCD, CA GO (Elect 02) Ser 2006B
06010379	Michigan State, GO 2006AB
06010381	Juneau (City and Borough), AK GO ULT 06B
06010382	Juneau (City and Borough), AK GO ULT 06C
06010392	Cincinnati City SD, OH GO Ref 2006
06010393	Newburgh City SD, NY GO 2006A
06010395	Woodhaven-Brownstown SD, MI GO Ref 06B (Q-SBLF)
06010400	Camden Cnty Imp Auth, NJ GO Guar Swr Rev Ref 06A
06010406	Marion (City of), IL GO Ref 2006
06010408	Garfield Heights CSD, OH GO Ref 2006
06010412	Texas Trans Comm, TX GO Mobility Fund 06-A
06010414	South Lyon Comm Schools, MI GO Ref 06
06010416	Norristown Area SD, PA GO Ref 06
06010421	Westlake MUD No. 1, TX 2006
06010425	West Virginia State, WV GO Ref 06
06010428	Sachem CSD, NY GO Ref 2006
06010429	San Francisco (City & County of), CA GO Ref 06-R1
06010431	Kettering City SD, OH GO Ref 2006
06010434	Suffolk County, NY GO 2006B
06010441	Norfolk (City of), VA GO Cap Impr & Ref 06
06010443	Sachem CSD, NY GO Ref 2006B
06010445	Haverhill (City of), MA GO LTX dtd 11/1/06
06010450	Eaton Community City SD, OH GO Ref 2006
06010451	Kingsbridge MUD, TX GO Ref 2006
06010452	Chino Valley USD, CA GO (Elect 02) Ser 2006D
06010466	Franconia Sewer Auth, PA Gtd Rev 2006
06010477	Bass Lake JUESD, CA GO (Elect 06) Ser 06
06010497	Mansfield Township BOE, NJ GO Ref 2006
06010499	Bonita USD, CA GO (Elect 04) Ser B
06010503	Canton (City of), OH GO LTX 2006
06010507	Chillicothe City SD, OH GO Ref 2006
06010510	Brecksville-Broadview Heights CSD, OH GO Ref 06
07010004	Muhlenberg SD, PA GO LTX Ref 2007 A&AA
07010006	Dearborn SD, MI GO Ref 2007 (Q-SBLF)
07010012	Clackamas CCD, OR GO Ref 2007
07010018	Lewisville ISD, TX GO ULT Ref 2007
07010019	Central Bucks SD, PA GO Ref 2007
07010022	Bensalem Twp SD, PA GO LTX 2007
07010023	Lincoln-Way CHSD #210, IL GO 2007
07010024	West Harris Co MUD No. 10, TX GO Ref 2007
07010028	Pima County, AZ GO 2007
07010029	Denton Co Fresh Water Supply Dist #6, TX GO Ref 07
07010031	Abington SD, PA GO LTX Ref 2007
07010033	Lincoln Park SD, MI GO Ref 2007 (Q-SBLF)
07010035	Walton County, GA GO & Sales Tax 2007
07010041	Kentwood Pub Schools, MI GO ULT Ref 07
07010042	Mingus UHSD #4, AZ GO Sch Impr 07
07010043	North Syracuse CSD, NY GO Ref 2007
07010044	Washington State, WA GO Var Purp 07C
07010045	Santa Monica CCD, CA GO Ref 2007ABC
07010048	Niagara Wheatfield CSD, NY GO 07

Schedule 1

List of Covered Policies

Policy Id	Policy
07010049	Bonneville & Bingham Jt SD#93, ID GO 07
07010050	Kalamazoo Public Schools, MI GO Ref 07
07010053	Clark County SD, NV GO LTX Ref 07A
07010054	Plainfield CCSD No. 202, IL GO Sch Build 07
07010058	Albany (City of), OR GO Ref 07
07010061	El Paso (City of), TX GO Ref 07
07010062	Lansing USD#469 (Leavenworth), KS GO Ref 07
07010065	Big Spring (City of), TX GO 07
07010069	Big Spring (City of), TX GO 07
07010079	Boulder Valley SD #RE-2, CO GO 07
07010080	Mesa USD No. 4, AZ GO (Proj 05) Ser B (2007)
07010081	Plainfield CCSD No. 202, IL GO Ref 07A
07010083	William Floyd UFSD, NY GO Ref 07
07010084	Banning USD, CA GO (Elec 06) Ser A
07010085	Grosse Pointe Pub Sch Sys, MI GO Ref 07
07010086	Harborfields CSD, NY GO Ref 07
07010092	West Branch LSD, OH GO ULT Ref 07
07010093	Washington Union SD, CA GO Ref 2007
07010094	Mendon Comm Schools, MI GO ULT Ref 07
07010096	New York State, NY GO 07A
07010097	Boston (City of), MA GO 07A
07010098	Brentwood Union SD, CA GO ULT Ref 07
07010099	Brentwood Union SD, CA GO (Elec 03) Ser C
07010100	Alamo CCD, TX GO LTX 07
07010101	Bryan (City of), TX GO LTX COOs 07
07010104	Spring Hill USD No. 230, KS GO Ref 07
07010106	Dublin City SD, OH GO ULT Ref 07
07010112	North Brunswick (Twp of), NJ GO Ref 07
07010113	Cherokee Co School System, GA GO 07A & Ref 07B
07010114	Phoenix ESD #1, AZ GO (Proj 06) Ser A (07)
07010116	Harris County MUD No. 154, TX GO ULT 07
07010118	Shaker Heights City SD, OH GO School Impr & Ref 07
07010126	Long Hill (Twp of), NJ GO Ref 07
07010135	Litchfield Elem SD No. 79, AZ GO (Proj 06) Ser 07A
07010143	Andover USD No. 385, KS GO Ref & Impr 07
07010144	Mendocino USD, CA GO (Elec 06) Ser 07
07010145	Cleveland (City of), OH GO LTX 07AB
07010146	Ypsilanti Comm Util Auth, MI GO LTX Ref 2007
07010147	Casa Grande Union HSD #82, AZ GO (Proj 06) Ser 07A
07010148	Cleveland (City of), OH GO LTX 07C
07010149	Sumner Co, TN GO School 07
07010157	Willistown (Twnsp of), PA GO 2007
07010159	Warrensville Heights CSD, OH GO Ref 2007
07010160	Wyoming Pub Schools, MI GO ULT 07
07010161	Campbell Union HSD, CA GO (Elect 06) Ser 07A
07010163	Tonganoxie USD No. 464, KS GO Ref 07A
07010164	Emporia USD No. 253 (Lyon Co), KS GO Ref 07
07010173	Illinois (State of), IL GO 2007
07010174	Dysart USD No. 89, AZ GO (Proj 06) Ser 07A
07010175	Sonoma Valley USD, CA GO Ref 07
07010176	South Brunswick (Twns of) BOE, NJ GO 2007
07010177	South Brunswick (Twp of) BOE, NJ GO 2007AA
07010180	Anchorage (Municipality of), AK GO Ref 07 A&B
07010183	Philadelphia SD, PA GO 2007A
07010187	Jefferson Union HSD, CA GO (Election 2006) A

Policy Id	Policy
07010190	Escondido Union SD, CA GO Ref 2007B
07010192	Paulding Co, GA GO Conservation & Courthouse 07
07010193	Grand Prairie ISD, TX GO Ref 2007
07010194	Escondido Union SD, CA GO Ref 2007A
07010197	Memphis (City of), TN GO Impr 07A
07010202	Chicago (City of), IL GO Ref 07A & Taxable 07B
07010205	St. Lawrence (Co of), NY GO PIB 07
07010207	San Lorenzo USD, CA GO (Elec 04) Ser B
07010212	Massachusetts Commnwlth, MA GO 2007A
07010219	Napa Valley USD, CA GO (Elect 06) Ser 07
07010221	Mesa (City of), AZ GO 07
07010232	Mount Clemens Comm SD, MI GO Ref 07
07010238	Neshaminy SD, PA GO 07AB
07010239	Wallingford-Swarthmore SD, PA GO 07A
07010240	Oklahoma Co ISD No. 89 (Oklahoma CSD), OK GO 07
07010245	Oxford Area SD, PA GO 2007
07010246	Berea City SD, OH GO LTX Energy Conserv Impr 07
07010247	Syracuse (City of), NY GO School Bonds Ser 2007A
07010248	District of Columbia, DC GO 07A
07010250	Union-Endicott CSD, NY GO 07
07010253	Bend-La Pine Admin SD No. 1, OR GO 07
07010254	Marcellus CSD, NY GO 2007
07010256	Pulaski CSD, NY GO 2007A
07010264	Ashland SD No. 5 (Jackson Co), OR GO 07
07010274	Mt. Pleasant Pub Sch, MI GO Build 07
07010276	Kane Co Forest Preserve Dist, IL GO 07
07010278	Huntington Beach UHSD, CA GO (Elec 04) Ser 07
07010281	Montgomery Co MUD No. 46, TX GO W&S 07
07010282	Berkeley USD, CA GO (Elect of 00) 2007
07010283	Galt Joint Union HSD, CA GO (Elect 05) Ser B
07010284	San Juan USD, CA GO (Elec 02) Ser 07
07010291	California State, CA GO Var Purp dtd 6/28/07
07010296	Fort Bend (County of) MUD No.26, TX GO 2007
07010306	Chambersburg ASD, PA GO 07
07010307	San Marcos CISD, TX GO 2007
07010308	Orange Co, NY GO Var Purp 07
07010309	Caddo Parish, LA GO 2007
07010310	Kendall County Forest Preserve Distr, IL GO 2007
07010311	Indian Prairie CUSD No. 204, IL GO 07A
07010312	Kern HSD, CA GO (Elect 04) Ser C
07010313	Nevada (State of), NV GO LTX 07B
07010314	Schenectady City SD, NY GO 2007
07010317	Northeastern York SD, PA GO ULT 2007A
07010318	Northeastern York SD, PA GO LTX 2007B
07010319	Everett SD No. 2, WA GO ULT Ref 07
07010327	Northlake (City of), IL GO 07
07010328	Longview (City of), TX GO LTX 07
07010331	Oakland USD, CA GO Ref 07
07010332	Johnston (Co of), NC GO PIB 07
07010334	Bethlehem CSD, NY GO 07B
07010343	Waco (City of), TX GO LTX 2007
07010344	Oswego CUSD No. 308, IL GO Ref 2007A
07010345	Lakewood City SD, OH GO Construction 07
07010346	Berwyn (City of), IL GO 2007AB
07010350	Buckeye UHSD No. 201, AZ GO (Proj 02 & 06) Ser 07

Schedule 1

List of Covered Policies

Policy Id	Policy
07010351	Henderson (City of), NV GO LTX Water/Sewer Ref 07
07010352	Contra Costa CCD, CA GO (Elect 06) 2007
07010353	Varner Creek Util Dist, TX GO ULT 07
07010354	Ridgeland (City of), MS GO PIB 07A
07010355	Ridgeland (City of), MS GO PIB 07B
07010356	Marion County, IL GO Alt Rev Ref 07 Priv Plcmnt
07010361	Menomonee Falls SD, WI GO dtd 09/01/07
07010362	Wiseburn SD, CA GO (Elec 07) Ser 07A
07010368	Ellis (County of), TX GO LTX 2007
07010369	Washington Central SD No. 51, IL GO Ref 2007
07010377	Sun Prairie ASD, WI GO Ref dtd 8/7/07
07010378	Tucson USD No. 1, AZ GO (Proj 04) Ser C (2007)
07010379	Florence USD No. 1, AZ GO (Proj 06) Ser 2007A
07010383	Natomas USD, CA GO (Elect of 2006) CIB 2007
07010384	Natomas USD, CA GO (Elect of 2006) CAB 2007
07010389	Fort LeBoeuf SD, PA GO Ref 07
07010390	Lafourche Parish Cons SD #1, LA GO School 07
07010391	Fond Du Lac (City of), WI GO Ref dtd:10/1/07
07010392	Jackson PSD, MS GO 2007
07010393	Higley USD No. 60, AZ GO (Proj of 06) Ser 07B
07010400	Huron City SD, OH GO 07
07010401	Oyster Bay-East Norwich CSD NY GO 2007
07010405	River Valley LSD, OH GO 07
07010406	Richland County SD No. 1, SC GO 2007A
07010407	Livingston Twp. BOE, NJ GO 2007
07010408	Oak Lawn HSD No. 229, IL GO Taxable 07AB
07010411	Council Rock SD, PA GO 2007
07010412	Santa Monica-Malibu USD, CA GO Elec 06 Ser A
07010413	Licking Heights LSD, OH GO Ref 2007
07010422	Los Angeles CCD (Elec 01), CA GO 2007A
07010427	Harris County MUD No. 104, TX GO 2007
07010435	Exeter (Twp of), PA GO 2007A
07010436	Seneca Valley SD, PA GO LTX 2007A
07010438	Sidney City SD, OH GO Ref 2007
07010439	California State, CA GO Var Purp dtd 11/01/07
07010440	Red Lion SD, PA GO LTX 2007
07010444	East Stroudsburg ASD, PA GO LTX Series 2007A
07010445	Imperial CCD, CA GO (Elect of 04) Ser 2007C CIBs
07010446	Imperial CCD, CA GO (Elect of 04) Ser 2007C CABs
07010451	Long Beach CCD, CA GO (Elect 02) 2007D
07010463	Deer Lakes SD, PA GO Ref LTX 2007
07010464	Tracy Joint USD, CA GO (Elect 06) 2007
07010466	Rutherford County, TN GO 2007
07010474	Federal Way SD No. 210, WA GO 2007
07010475	Genesee Co. (Brownfield RDA), MI GO LTX 2007
07010476	Jersey City MUA, NJ Sewer Rev Ref 07
07010478	California State, CA GO Var Purp dtd 11/01/07
07010492	Morton Road MUD, TX GO 2007
84020017	Sears Tax Exempt Investment Tr
84020108	Sears Tax-Exempt Investment Tr
85010162	Town of Huntington, Suffolk Co
85010258	Town of Babylon, New York
85010262	Village of Assining, Westchest
85020009	The Municipal Bond Trust- Insu
85020011	Municipal Investment Trust Fun

Policy Id	Policy
85020065	E.F. Hutton Tax Exempt Trust,
85020069	Municipal Trust Fund Seventeen
85020092	Municipal Investment Trust Fun
86010036	Town of Huntington, Suffolk Co
86010052	Town of North Hempstead, Nassa
86020001	Sears Tax-Exempt
86020004	E.F. Hutton Tax Exempt Trust,
86020019	Sears Tax-Exempt Investment Tr
86020037	Sears Tax-Exempt Investment Tr
86020043	Sears Tax-Exempt Investment Tr
87010011	Board of Education of The Stro
87010120	Town of Huntington, Suffolk Co
87010123	McKinney Independent School Di
87010188	City of Shreveport, State of L
87020003	Sears Tax-Exempt Investment Tr
87040057	The City of New York
87990003	CHICAGO SCHOOL FINANCE AUTHORI
88040022	P.M.-Mulit.Rev.Strms in policy
88040121	The City of New York ( New Yor
89010022	Essex County NJ GO 89A TAXABLE
89010067	GENERAL BROWN CENTRAL SD,NY GO
89010167	VOORHEESVILLE CSD, NY GO 89
89010202	WALLKILL, NY GO SER 89 B
89010239	HUNTINGTON, NEW YORK GO 89B
89010264	ARLINGTON HEIGHTS SD #25,IL GO
89010276	PALATINE VILLAGE, IL GO SER 89
89020329	OLD BRIDGE MUA, NJ 89
90010034	Camden Co, NJ MUA Rfdg 90
90010100	WASHINGTONVILLE CSD, NY GO 90
90010117	WOLCOTT, CONNECTICUT GO 1990
90010140	WAPPINGERS CENTRAL SD,NY GO 90
90010148	EAST LAMPETER SWR AUTH,PA GO90
90010149	BROOKHAVEN, NEW YORK, GO 1990
90010183	POUGHKEEPSIE CITY, NY GO 90A,B
90010186	MOUNT VERNON, NEW YORK GO 1990
90010188	CARROLL ISD, TEXAS GO 90 & 90A
90010234	PHOENIXVILLE BOROUGH, PA GO 90
90010272	Camden County Municipal Util90
90010273	Camden County Municipal Util90
91010054	THORNTON, COLORADO GO SER 91
91010105	BRANFORD, CONNECTICUT GO 1991
91010120	CHANDLER ARIZONA GO, SER 1991
91010126	SOUTH ORANGETOWN CSD, NY GO 91
91010129	SCHENECTADY, NEW YORK GO 1991
91010138	ONTEORA CENTRAL SD, NY GO 1991
91010140	CHEEKTOWAGA-MARYVALE SD, NY GO
91010143	BENSALEM TWP SD, PA GO SER 91F
91010160	BALTIMORE MARYLAND, GO SER 91C
91010171	STAFFORD, CONNECTICUT GO 1991
91010183	Warwick Valley Cntl SD NY GO91
91010193	ONTARIO COUNTY, NEW YORK GO 91
91010195	WASHINGTONVILLE CSD, NY GO 91
91010226	JACKSON TWP BD OF ED, NJ GO 91
91010277	CROWLEY ISD, TEXAS GO 91
91010291	HUDSON COUNTY, NEW JERSEY GO

Schedule 1

List of Covered Policies

Policy Id	Policy
91010297	ROCKLIN USD, CALIFORNIA GO 91
91010305	IDAHO FALLS,IDAHO GO & ELEC 91
91010315	CATTARAUGUS CNTY, NY GO 1991 B
91010316	GRISWOLD, CONNECTICUT GO 1991
91010330	HAMPDEN TWNSP,PA SEW AUTH GO91
91010331	Pawling Central S.D., NY GO 91
91010348	ATLANTIC CNTY IMP AUTH, NJ GO
91010356	Guilderland, Town of G.O. 91
91010366	Pottstown Sewer Auth, PA Ser91
91010394	KEARNY MUNIC UTIL AUTH,NJ GO91
91010397	SALISBURY TWP SD, PA GO 91A,AA
91010403	ST. LAWRENCE COUNTY, NY GO 91
91010407	MAPLE SHADE TWP,NJ GO TAXEXMPT
91010412	WATERTOWN, NEW YORK GO SER 91
91010413	WASHINGTON COUNTY, NY GO 1991
91010414	CHICHESTER SCH DIS,PA GO 91A&B
91010466	BUFFALO (CITY OF),NY GO 91 REF
91010470	Carlisle (Borough of),PA GO 91
91010486	WYOMING COUNTY, NY GO 91
91010503	CLARK CNTY SD, NV GO 91 B REF
91010538	CAMDEN CNTY, NJ MUA 91 A
91010539	CAMDEN CNTY, NJ MUA 91 B
92010006	GULL LAKE COMM SCHS, MI GO 91
92010007	Lancaster Parking Auth., PA 91
92010012	AMHERST, NEW YORK GO 91
92010018	ERIE COUNTY, NEW YORK GO 92
92010029	COLD SPRING ISD #750, MN GO 92
92010064	LIVE OAK, TX GO 92 LTD TAX
92010078	North Richland Hills, TX GO 92
92010088	WARWICK VALLEY CSD, NY GO 92
92010128	Lower Moreland, PA Twshp 92
92010164	Washington Cnty Auth, PA GO 92
92010170	UPPER DUBLIN TOWNSHIP,PA GO 92
92010177	Exeter Twp Sch Dist, PA GO 92
92010221	NORTHEASTERN YORK CNTY SD,PA92
92010280	PITTSBURGH (CITY), PA GO 92 A
92010308	SOUTH PARK SCH DIST, PA GO 92
92010309	Reeths-Puffer Schs MI GO 92REF
92010365	ARLINGTON HGHTS SD #25,IL GO92
92010381	Romulus Comm SD, MI GO 92 CABs
92010422	TUCSON USD NO.1, ARIZONA GO 92
92010453	CHEMUNG COUNTY, NY GO 92 A&B
92010456	SIERRA VISTA USD#68,AZ GO92REF
92010458	BERKS COUNTY, PA GO REF SER 92
92010502	St Clair Cty Pub Buld Com GO92
92010506	NORTHEASTRN YORK CNTY SD,PA 92
92010507	MEDINA CITY SCH DIST, OH GO 92
92010509	Tucson (City of), AZ GO Ref92
92010539	WEST OTTAWA PUB SCHL, MI GO 92
92010545	Kyrene Elem SD #28 AZ GO Ser92
92010555	ROCKVILLE CENTRE (VLG),NY GO92
92010563	GUILDERLAND (TOWN OF), NY GO92
92010565	Lowell Area Schools, MI GO 92
92010574	COOK COUNTY, IL GO 92C
92010581	WATERTOWN (CITY), NY GO 92 ABC

Policy Id	Policy
92010582	EASTON (CITY OF), PA GO 92
92010583	NEW WINDSOR (TOWN OF), NY GO92
92010645	NORTH HEMPSTEAD,NY GO 92AB REF
92010653	CAMDEN COUNTY MUA, NJ GO 92A
92010657	CAMDEN COUNTY MUA, NJ GO 92B
92010673	LIVONIA PUB SCHLS, MI GO 92-II
92010682	NAUGATUCK (BOROUGH), CT GO 92
92010692	HARLEM SCH DIST #122, IL GO 92
92010701	CALIFORNIA (STATE OF) GO NOV92
92010707	ESSEX COUNTY, NJ GO 92 REF
92010711	Miami (City of), FL GO Ref S92
92010712	GIRARD SCHOOL DISTRICT,PA GO92
92010714	Chandler (City of),AZ GO 92Ref
92010756	Freeport Sch Dist #145 IL GO92
92020128	NEW YORK CITY GO 92 (VARIABLE)
92020129	NEW YORK CITY GO 92 (VARIABLE)
92020266	CALIFORNIA STATE GO 91
93010044	HURON VALLEY SD, MI GO 93 REF
93010074	ST LOUIS PUB SCH DST, MO GO 93
93010112	LaGRANGE PARK SD #102,IL GO 93
93010122	WASHINGTON SD, PA GO 93A & B
93010172	NORTH BERGEN MUA, NJ SWR GO 93
93010223	CLARKSTON COMM SCHLS, MI GO 93
93010247	ONTARIO COUNTY, NY GO 93 REF
93010257	Rochester Comm SD, MI GO 93REF
93010261	OYSTER BAY (TOWN OF),NY GO 93
93010284	ROMULUS COMM SCHLS,MI GO 93REF
93010287	MUKILTEO SCH DIST #6, WA GO 93
93010288	HUDSON LOCAL SD, OH GO 93 REF
93010302	LAUREL HIGHLANDS SD, PA GO 93
93010305	YONKERS (CITY OF),NY GO 93 REF
93010307	BLOOMINGDALE PSD #16, MI GO 93
93010312	COLUMBUS CITY SD, OH GO 93 REF
93010320	NORTHSHORE SD #417,WA GO 93REF
93010334	HAWAII COUNTY, HI GO 93 REF
93010346	PENINSULA SD #401, WA GO 93REF
93010347	CHICAGO (CITY OF), IL GO 93
93010353	SOUTH HAVEN PUB SCHLS,MI GO 93
93010365	GAINESVILLE, GA GO 93 REF
93010380	ALBANY COUNTY, NY GO 93 REF
93010418	MOHAVE UNION HSD#30, AZ GO 93
93010447	ERIE COUNTY HOSP AUTH,PA GO 93
93010459	HOMEWOOD-FLOSSMOOR SD233,IL 93
93010460	FEDERAL WAY SD #210, WA GO 93
93010471	TEMPE ELEM SD #3, AZ GO 93
93010484	CHASKA ISD #112, MN GO 93B
93010485	NEW BRUNSWICK PKG AUTH,NJ GO93
93010509	TUCSON USD #1, ARIZONA GO 1993
93010511	NORTH POCONO SCH DIST,PA GO 93
93010514	CASTAIC UNION SD, CA GO 93A
93010541	JACKSONVILLE (CITY OF),TX GO93
93010563	BALTIMORE, MARYLAND GO SER 93C
93010575	ROSEMONT (VLG OF), IL GO 93AB
93010604	EUREKA UN SCH DIST, CA GO 93A
93010618	GENEVA COMM USD #304, IL GO 93

Schedule 1

List of Covered Policies

Policy Id	Policy
93010628	HAWORTH BOROUGH, NJ GO REF 93
93010646	NASSAU COUNTY,NY GO 9/1/93 REF
93010647	LONG BEACH (CITY OF), NY GO 93
93010659	MASSACHUSETTS CWLTH GO REF 93C
93010698	TUCSON, ARIZONA GO REF SER 93
93010700	LEBANON SCHOOL DIST.,PA. GO 93
93010716	BABYLON (TOWN OF), NY GO 93A
93010724	WESTMORELAND CNTY, PA GO 93F/G
93010750	East Side Union HSD, CA GO 93
93010758	POMPANO BEACH, FL GO 93 REF
93010772	ADELANTO SCHOOL DIST, CA GO 93
93010776	SARATOGA SPRINGS CSD, NY GO 93
93010778	BERKS COUNTY, PA GO 93B REF
93010780	Chandler (City of), AZ GO 93
93010781	ALGONAC COMM SCH,MI GO UNLTD93
93010802	MILWAUKEE COUNTY, WI GO 93A
93010823	Webster Cent SD, NY GO 93
93010830	HOPEWELL TOWNSHIP, NJ GO 93REF
93010857	KYRENE ELEM SD #28, AZ GO 93C
93010871	WARREN CONS SCHS, MI GO REF 93
93010884	Monroe Twnshp(Bd of Ed)NJ GO93
93010923	FRANCIS HOWELL SD, MO GO 93REF
93010924	WILMINGTON, DELAWARE GO REF93B
93010938	CHICAGO HEIGHTS, IL GO 93 A&B
93020180	MA BAY TRANS AUTH, GO 93A REF
93020224	ROSEVILLE CITY SD, CA GO 92A
94010023	MAUI COUNTY, HI GO REF 93 F&G
94010049	ROCHESTER (CITY OF), MI GO 94
94010051	CATALINA FTHLLS USD#16,AZ GO94
94010063	NASSAU COUNTY, NY 94 GO REF
94010064	WESTBROOK (TOWN OF), CT GO 94
94010096	COTTONWOOD-OAK CRK ESD6,AZ 93A
94010097	DELAWARE CITY SD, OH GO 94A&B
94010117	SOUTH AMBOY, NJ GO SER 94
94010123	PICKERINGTON LOCAL SD,OH GO 94
94010125	PARADISE VALLEY USD #69,AZ 94E
94010161	PLEASANT PLAINS CUSD#8,IL GO94
94010219	CHANDLER USD #80, AZ GO 94 REF
94010230	WAYNE CNTY BLDG AUTH,MI 94 REF
94010234	Southampton (Twp) SD, NJ GO 94
94010250	Rockland (County of), NY 94
94010266	Littleton ESD#65,AZ Rfdg GO 94
94010279	TUCSON (CITY),AZ GO 84-G(1994)
94010291	EAST LAMPETER SWR AUTH,PA GO94
94010301	Northwestern Local SD,OH GO 94
94010336	Adelanto Sch Dist, CA GO 94B
94010365	Homer Twp Fire Dist, IL GO 94
94010367	Penn Yan Central SD, NY GO 94
94010368	Totowa (Borough), NJ GO 94
94010374	Maplewood-Richmond SD, MO GO94
94010382	Dundee Comm USD #300, IL GO 94
94010416	Exeter Twp SD, PA GO 94 Ref
94010418	Tucson USD No. 1, AZ GO Ser 94
94010421	Twin Valley Sch Dist, OH GO 94
94010440	Mars Area Sch Dist,PA GO 94ABC

Policy Id	Policy
94010441	BLACK RIVER LOCAL SD 1994
94010462	California (State Of) GO
94010466	Rockville Centre(Vlg),NY GO 94
94010493	Santa Cruz Vlly USD#35,AZ GO94
94010506	Closter (Boro) Bd of Ed, NJ 94
94010511	Fort Bend Co. LID #2, TX GO 94
94010521	Goldsboro (City),NC 94 2nd Ser
94010539	LAURENS COUNTY, SC GO 94
94010543	Kent County, DE GO 94
94010555	PLEASANTVILLE (City of), NJ 94
94010571	Wayland Union SD, MI GO ULT 94
94010574	SELINSGROVE AREA SD, PA GO 94
94010594	Napoleon Comm Schools, MI GO94
94010615	Chandler (City of), AZ GO 94
94010618	California (State Of) GO 94
94010623	VALLEY VIEW SD, PA GO 94
94020002	HARRIS COUNTY, TEXAS GO ULT 93
94020007	HARRIS CNTY FLOD CNTL DISTGO93
94020083	CALIFORNIA (STATE OF) GO 1993
94020096	California (State) Var Purp GO
94020097	CALIFORNIA ST VAR PURP GO 92
94020098	California (State) Var Purp GO
94020099	California (State) Var Purp GO
94020127	CALIFORNIA ST VAR PURP GO 92
94020131	CALIFORNIA ST VAR PURP GO 91
94020135	CALIFORNIA STATE GO 91
94020137	CALIFORNIA (STATE OF) GO NOV92
94020143	CALIFORNIA ST VAR PURP GO 91
94020158	CALIFORNIA ST GO AUG 90
94020211	CALIFORNIA (STATE OF) GO 1993
94020228	CALIFORNIA (STATE OF) GO 1993
94020271	California (State) Var Purp GO
94020276	California (State) Var Purp GO
94020278	California (State) Var Purp GO
94020306	HARRIS CNTY FLOD CNTL DISTGO93
94020339	HARRIS CNTY, TX-ROAD & REF 93
94020340	HARRIS CNTY FLOD CNTL DISTGO93
94020376	MASSACHUSETTS CMNWLTH GO 93A/B
95010012	Burlington-Edison SD#100,WA 95
95010023	Riverbank ESD, CA GO 93 Ser B
95010045	Camp Verde USD No.28, AZ GO 94
95010068	HAZLETON AREA SCH DIST,PA GO95
95010069	St Francois CSD R-III,MO GO 95
95010087	CASTAIC UNION SCH DIST, CA 93B
95010097	Eastern Local SD BOE, OH GO 95
95010104	KINGS LOCAL SCH DIST, OH GO 95
95010124	Baltimore, MD GO REF 1995 A&B
95010141	Lebanon (Township) BOE, SD 95
95010154	Orchard SD, California GO 95 A
95010158	CHEEKTOWAGA TOWN OF, NY GO 95
95010176	Mona Shores Public Schools, MI
95010183	Rensselaer County, NY GO 1995
95010185	BOWLING GREEN CITY SD,OH GO 95
95010194	BERKLEY SCHOOL DIST, MI GO 95
95010209	JAMUL-DULZURA USD, CA GO 95 A

Schedule 1

List of Covered Policies

Policy Id	Policy
95010215	MONROE COUNTY, NY GO SER 1995
95010222	Sayville UFSD, NY GO 1995
95010231	ROSEVILLE JOINT UHSD, CA GO95B
95010250	Glen Cove (City of), NY GO 95A
95010259	Peekskill City SD, NY Go 1995
95010264	HASTINGS-ON-HDSN UFSD,NY GO95B
95010283	LINCOLN CNTY SCH DIST, OR GO95
95010284	QUEENSBURY (TOWN OF), NY GO95A
95010321	CAMERON COUNTY, TX ULT GO 95
95010326	Pleasanton USD, CA GO 95 Ser K
95010352	HEMPSTEAD (TOWN), NY GO 95 A/B
95010376	Old Adobe Union SD, CA GO 1995
95010377	EUREKA UN SCH DIST, CA GO 95B
95010386	LA CANADA UNIF SD, CA GO 95
95010390	DELAWARE CITY SD, OH GO 1995
95010397	TRAVIS CNTY,TX WC&ID #10 GO 95
95010399	LOCKPORT TWP HSD #205, IL GO95
95010400	WARREN COUNTY, NC GO SER 95
95010404	SPARKS, NEVADA GO 1995 Ref
95010423	MASON CITY SCH DIST, OH GO 95
95010458	Northshore SD #417, WA GO 1995
95010467	FREMONT PUB SCH, MI GO 1995
95010496	WOODBURN SD #103, OREGON GO 95
95010499	FERNDALE PUBLIC SCHLS, MI GO95
95010507	CATTARAUGUS CNTY, NY GO 95A,B
95010508	Marshall (City of), TX GO 1995
95010510	Camden County, MUA NJ GO 1995
95010512	PULLMAN SCH DIST #267, WA GO95
95010518	Anchorage (Municip),AK GO95REF
95010529	PAW PAW PUBLIC SCHOOLS,MI GO95
95010560	Illinois State GO Ser Dec 1995
95010601	Enumclaw School District #216
95010611	YORK (CITY), PA GO 95 A&B TXBL
95010612	Lemont-Bromberek SD#113A,IL 95
95010614	South River Borough BOE, NJ GO
95010615	CORONA, CALIFORNIA GO SER 95
95010618	Mundelein SD #75, IL GO Ser 95
95010619	Niles (Village of), IL GO
95020041	HONOLULU (CITY & CNTY),HI-93 B
95020060	NEW JERSEY STATE, GO SER D REF
95020083	HONOLULU (CITY & CNTY), HI-93A
95020090	HONOLULU (CITY & CNTY),HI-93 B
95020091	HONOLULU (CITY & CNTY),HI-93 B
95020093	HONOLULU (CITY & CNTY), HI-94A
95020094	HONOLULU (CITY & CNTY), HI-94A
95020095	HONOLULU (CITY & CNTY), HI-94A
95020128	California (State) Var Purp GO
95020129	CALIFORNIA (STATE OF) GO 1993
95020133	California (State Of) GO 95
95020134	California (State Of) GO 95
95020135	California (State Of) GO 95
95020136	California (State Of) GO 95
95020138	CALIFORNIA ST, GO VAR PURP 92
95020142	California (State) Var Purp GO
95020143	CALIFORNIA (STATE OF) GO 1993

Policy Id	Policy
95020145	FAIRFIELD CITY SD, OHIO GO 94
95020147	FAIRFIELD CITY SD, OHIO GO 94
95020187	HONOLULU (CITY & CNTY), HI-93A
95020202	Massachusetts Commonwealth GO
95020203	Massachusetts Commonwealth GO
95020204	Massachusetts Commonwealth GO
95020213	HONOLULU (CITY & CNTY), HI-94A
95020219	HONOLULU (CITY & CNTY),HI-93 B
95020245	Connecticut State GO & Lease
95020253	Hawaii State GO-1992 BY & BZ
95020254	Hawaii State GO-1992 BY & BZ
95020255	Hawaii State GO-1992 BY & BZ
95020257	HAWAII STATE, GO 93 CA & CB
95020259	Hawaii State GO-1993 CH & CI
95020271	Hawaii State GO CC & CD
95020277	Connecticut State GO & Lease
95020368	Massachusetts Bay Trans 91 A
95020370	MASS BAY TRANS AUTH GO 94A&B
95020373	SURRY COUNTY, NC GO PUB IMP 95
95020378	California (State Of) GO
95020380	CALIFORNIA (STATE OF) GO 1993
95020381	California (State Of) GO
95020390	CALIFORNIA (STATE OF) GO 1993
95020392	CALIFORNIA (STATE OF) GO 1993
96010004	Fillmore USD, CA GO Ref Ser 96
96010007	Issaquah, Washington, GO
96010009	Chicago Park Dist, IL GO Ref96
96010011	East Ridge, Tennessee 1995 B
96010016	PECAN GROVE MUD, TX GO 1995
96010017	Burnet County, TX GO LTD TX 95
96010037	SALIDA UNION SD, CA GO 1996
96010038	PUYALLUP SD #3, WA GO 1996
96010039	TUMWATER SCH DIST #33, WA GOAB
96010060	HILLIARD CITY SD, OH GO 96 A
96010061	ROCHESTER (CITY OF), NY GO96B
96010083	Manhattan Beach USD, CA GO 96
96010084	INDIAN LAKE LOC SD, OH GO 96
96010087	WOODSTOCK SD #200, IL GO 1996
96010092	NORTH KITSAP SD #400, WA GO 96
96010105	AUBURN (CITY OF), NY GO 96
96010113	MOLALLA RIVER SD #35, OR GO 96
96010145	DADE CO,FL GO (METRO F&R DIST)
96010168	West Valley SD #363, WA GO 96
96010182	Nooksack Vly SD #506, WA GO 96
96010186	PORT OF ASTORIA, OREGON GO 96
96010193	BEAVERCREEK LOC SD, OH GO 96
96010218	East Valley SD#361, WA GO 96
96010226	GARRETT COUNTY, MD GO 1996
96010230	ST CHARLES CITY S.D.,MO GO 96
96010237	Bennett Valley USD, CA GO 96
96010244	APACHE JUNCTION USD#43,AZ GO96
96010250	Calistoga Joint USD, CA GO 95A
96010268	Baltimore (City Of), MD GO 96B
96010274	WEST VIRGINIA STATE GO 1996
96010285	WASHINGTON COUNTY, MD GO 96A/B

Schedule 1

List of Covered Policies

Policy Id	Policy
96010295	Glen Cove (City of), NY GO 96
96010337	LEMONT PUBLIC LIB DIST,IL GO96
96010350	Monroe SD #103, WA GO Ser 96
96010356	COLLINGSWOOD, NJ GO 96
96010357	ROCKVILLE CENTRE(Vil)NYGO96A&B
96010363	WOONSOCKET (CITY OF), RI GO 96
96010366	LaSalle County SD#122 IL GO 96
96010393	COOK COUNTY, ILLINOIS GO 96
96010395	Islip (Town of) NY GO 96 A&B
96010406	WEST MIFFLIN SWR AUTH GTD,PA96
96010411	Windsor Unified SD, CA GO 96
96010419	Suffolk County, New York GO96B
96010424	Lake Worth, Florida GO Ser 96
96010432	KEYES UNION SD,CALIFORNIA GO96
96010436	Patterson Joint USD, CA GO 96A
96010437	Waubonsee CCD No.516, IL.
96010440	Genesee Co. NY GO 96
96010444	Meriden (City of), CT GO 96
96010456	JACKSON TOWNSHIP, NJ GO 96 A&B
96010467	Baldwin Park USD, CA GO Ser 96
96010476	Mint Hill (Town of), NC GO 96
96010479	IRVING FLOOD CNTRL DST,TX GO96
96010484	DESOTO (CITY OF), TX GO LTD 96
96010496	Lincoln Park (Borough)NJ GO 96
96010497	Azle (City of), TX Ltd 1996
96010502	Campbell Union SD, CA GO 96
96010510	Stark County OH GO LTDTX 96
96010515	Highland Local SD OH GO 96
96010534	Humble (City of), TX Ltd 1996
96010556	GRAPEVINE (City), TEXAS Ltd 96
96010565	KINGS MOUNTAIN, NC GO 1996
96010577	SOUTHINGTON (TOWN OF) CT GO 96
96010583	Nashua (City of), NH GO 96
96010584	Sugar Land Texas, GO 1996A
96010596	SOUTH RIVER (BOROUGH),NJ GO 96
96010606	TERRE HAUTE SAN DIST, IN GO96
96010610	CADILLAC ASD, MI GO 96
96010619	Nassau County, New York GO96W
96010620	Camden County,NJ MUA GO 2nd 96
96010627	LUCAS COUNTY, OHIO LTDTX GO 96
96010628	Arcadia USD, CA GO 1993 Ser C
96010631	Chandler, AZ GO 1996B
96010645	WEST OTTOWA PS MI (GO) 96
96010649	CAMERON COUNTY, TX GO 96C,D
96010653	AUBURN (CITY OF), NY GO 96C
96010659	Pflugerville (City),TX Ltd 96A
96010665	PEMBERTON (TWP OF), NJ GO 96
96010666	JACKSON TOWNSHIP, NJ GO 1996
96010673	MANCHESTER TOWNSHIP, NJ GO 96
96010676	Laurel, Maryland GO Ref 96 A
96010681	Shoreline SD #412, WA GO 1996C
96010683	Willoughby(City of)OHLTDTXGO96
96010693	Shoreline SD#412,WA GO 11/1/96
96010695	Harris Cnty MUD #102, TX GO 96
96010698	Kearny Muni Util Auth GO 1996

Policy Id	Policy
96010702	Hawaii State GO 1996 Series CM
96010706	Waxahachie, Texas GO Ltd Tx 96
96010707	Benton County, TN GO Sch Bonds
96010708	Burke County, NC GO Series 96A
96010709	Burke County, NC GO Ser 96
96010713	NORTH CHICAGO, ILLINOIS GO 96
96010716	WEST VIRGINIA STATE GO 1996D
96010722	HUDSON CNTY IMPR AUTH,NJ GO 96
96020003	ST CHARLES CITY SD, MO GO95REF
96020004	ST CHARLES CITY SD, MO GO95REF
96020008	Mill Valley Sch Dist,CA GO 94C
96020009	Mill Valley Sch Dist,CA GO 94C
96020010	Mill Valley Sch Dist,CA GO 94C
96020011	Hawaii State GO-1993 CH & CI
96020012	California (State Of) GO
96020021	HONOLULU (CITY & CNTY),HI-93 B
96020027	Hawaii State GO 1996 Series CL
96020034	California (State Of) GO Ref
96020036	California (State Of) GO Ref
96020039	California (State Of) GO
96020052	CONNECTICUT STATE GO SER 1990A
96020056	MASS BAY TRANS AUTH GO 94A&B
96020057	MASS BAY TRANS AUTH GO 94A&B
96020059	CONNECTICUT STATE GO SER 1990A
96020074	California (State Of) GO Ref
96020076	California (State Of) GO Ref
96020091	California (State Of) GO Ref
96020098	California (State Of) GO
96020099	California (State Of) GO
96020108	South Pasadena USD, CA GO 96A
96020111	NEW YORK CITY, NY GO 97E
96020112	NEW YORK CITY, NY GO 97E
96020116	NEW YORK CITY, NY GO 96 H,I&J
96020117	NEW YORK CITY, NY GO 97E
96020143	HAWAII STATE, GO 93 CA & CB
96020144	California (State Of) GO
97010004	Harbor Creek SD, PA GO 96A&B
97010008	SOLEDAD USD, CALIFORNIA GO 97
97010009	Thompson SD #R2-J, CO GO 1996
97010010	COLLEGE STATION, TX GO 1996
97010015	ST. LUCIE CNTY P&A AUTH, FL GO
97010020	LAS VEGAS (CITY OF), NV GO 97
97010022	BOWIE COUNTY, TEXAS GO 1996
97010025	Lake County SD 79 (Fremont) 96
97010026	Anamosa CSD, IA Ser 1997A
97010029	Mokena Comm.Park Dist.IL GO 97
97010031	Healdsburg Unified SD, CA GO96
97010043	Luzerne County, PA GO 97
97010052	North Hills Sch Dist, PA GO 97
97010053	Sequim SD #323, WA GO Ser 97
97010060	West Boylston (Town) MA GO 97
97010062	KENOSHA COUNTY, WI GO 1997 A
97010067	GARRETT COUNTY, MARYLAND GO 97
97010069	Belleville (City of), IL GO 97
97010073	Brazos River Authority, Ser 97

Schedule 1

List of Covered Policies

Policy Id	Policy
97010077	Humboldt USD #22,Arizona GO97C
97010078	ROCKFORD (CITY OF), IL GO 97AB
97010080	Cotati-Rohnert Park USD, CA GO
97010092	Flagstaff, Arizona GO 1997
97010093	Illinois (State of) GO 97
97010098	NORTH HEMPSTEAD(TOWN) NY GO 97
97010101	Elko, Nevada GO Ltd Tax Ref 97
97010109	Nassau County, New York GO97 X
97010113	Dennis (Town of) MA GOULT 97
97010124	San Jacinto USD, CA GO 1997 A
97010130	Klamath County, OR GO 97 A&B
97010136	Roseland (Borough of) NJ GO 97
97010140	Detroit/Wayne Cnty Stad, Mi 97
97010151	Hawaii State GO 1997 Ser CN,CO
97010153	California State GO, 3-1-97
97010154	Finneytown Local SD OH GO 97
97010162	Sun Prairie, WI GO Series 1997
97010173	Claymont City SD OH GO 97
97010178	Cary CCSD #26 IL GO 97
97010179	Elizabeth Forward SD, PA 97AB
97010194	McKeesport Area SD PA GO 97AB
97010196	Madeira CSD, Oh GO ULT 97
97010198	Angelina Cnty, TX GO Ltd Tx 97
97010201	Apex, North Carolina GO 1997
97010206	PENN HILLS, PENNSYLVANIA GO 97
97010210	Anderson, South Carolina GO 97
97010213	FOLSOM (CITY OF),CA GO97 Ser D
97010214	ROWLETT TEXAS, GO 97
97010218	Lakeway, TX Ltd 97
97010222	McMINNVILLE SD #40, OR GO 1997
97010232	NORFOLK, VIRGINIA GO 97 (AMT)
97010245	Essexville-Hampton PS MI GO 97
97010246	Pflugerville, TX GO Ltd Tx 97
97010247	Westmoreland County, PA GO 97
97010260	St Clair Co Pub Bldg IL GO 97
97010264	Carson City, Nevada GO 1997C
97010266	Hampton Township, PA GO 1997
97010268	Cicero Sch Dist #99, IL GO 97
97010270	YOUGH SCH DIST, PA GO 1997B
97010271	Gurnee Sch Dist #56 IL GO 97
97010276	Flower Mound, TX GO Ltd Tax 97
97010283	HEMPSTEAD (VILLAGE), NY GO97A
97010286	Crowley (City of), LA GO Ser97
97010287	FONTANA USD, CALIFORNIA GO 97
97010290	SYCAMORE SD #427, IL GO 1997
97010296	Peoria School Dist 150 ILGO 97
97010316	Monroe SD #103, WA GO 1997
97010322	Ukiah USD, CA GO 1997
97010323	Smithfield (Town of) RI GO 97
97010324	Johnson City, TN GO 1997
97010335	Frisco,TX GO Ltd COO 97Taxable
97010343	Fillmore USD, CA GO
97010345	Mount Shasta USD, CA GO 97 A
97010346	Glen Ellyn SD#41, IL GO 97
97010349	Prairie Grove SD46, Il GO97

Policy Id	Policy
97010353	Baltimore (City), MD GO 1997B
97010359	South Bay Union SD, CA 1997A
97010360	PINER-OLIVET UNION ESD,CA GO97
97010367	KEARNY (CITY OF), NJ GO Ref 97
97010376	Decatur Pub Bldg Comm, IL 1997
97010379	Tahoma SD #409, WA GO 1997
97010384	PINEY CREEK METRO DIST,CO GO97
97010389	Safford USD NO. 1 AZ Series97A
97010392	Petersburg, Virginia GO 1997
97010399	Show Low Unified SD No. 10 AZ
97010400	Lucia Mar USD, CA GO 97
97010408	Redwood City ESD, CA GO 1997
97010409	QUAKER VALLEY SD, PA GO 97AB
97010411	Rockford PS MI GO 97
97010417	Du Quoin CUSD #300 IL GO 97
97010425	Steilacoom HSD #1, WA GO 97
97010426	Nassau County, New York GO97WY
97010435	Illinois State GO 97
97010440	Georgetown Co., SC GO 97
97010441	Fair Lawn (Borough of),NJ GO97
97010446	Massachusetts (Cmnwelth)GO97AB
97010452	OSSINING VILLAGE, NY GO 97
97010454	Hampton Bays UFSD NY GO 97
97010459	Wiseburn SD, CA GO 97A
97010468	Nassau County, New York GO97A
97010476	Cuyahoga Falls, OH LTD 97
97010480	Santa Clara USD, CA GO Ser 97
97010482	Benicia Unified SD, CA GO 97AB
97010484	Burbank Unified SD, CA GO 97A
97010485	Mansfield (Town of) MA LTDGO97
97010501	Glendale USD, CA GO 97
97010502	Reynoldsburg City SD, OH GO 97
97010505	Reno (City of), NV GO 97B
97010506	Watertown (Town), MA 97
97010507	CLOVIS USD, CA GO Ser. E&F
97010514	Northeastern Clntn CSD,NY GO97
97010523	Missouri City, Texas GO 1997
97010527	CHINO VALLEY USD #51, AZ GO 97
97010534	S. Huntington UFSD NY 1997
97010542	Azle (City of), TX Ltd 1997
97010547	Medway, MA GO ULTD 97
97010550	Little Falls City SD, NY GO
97010558	Alpine Union SD, CA GO 1997A
97010561	ARKANSAS STATE GO 1997B
97010562	WANTAGH UFSD, NY GO 97
97010563	Clark Township, NJ GO 97
97010577	Sulphur Springs, Texas GO 97
97010578	PECAN GROVE MUD, TEXAS GO 97
97010588	ROMEO COMM SD, MI GO 97
97010590	Wilmington, NC GO Series 1997A
97010591	Wilmington, NC GO Series 1997B
97010596	GLOUCESTER COUNTY, NJ GO 97
97010598	West Mifflin Boro, PA GO 97ABC
97010599	ARLINGTON HTS PK,IL GOLT 97B
97010600	ARLINGTON HTS PK,IL GO 97CDE

Schedule 1

List of Covered Policies

Policy Id	Policy
97010602	Yonkers, New York GO 97 C
97010608	Wayland Union SD, MI GO 97 REF
97010609	Woodway (City of), TX GO 97
97010612	Carlsbad USD, CA GO 97
97010614	Moon Area Sch Dist, PA 1997
97010619	Hawaii State GO 97 Ser CP & CQ
97010625	Boulder Vally SD #RE-2,CO GO97
97010630	WALLKILL (TOWN OF), NY GO 97
97010631	Rochester (City of), NY GO 97
97010633	Ansonia (City Of), CT GO 97
97010644	Bernalillo Mun SD#1, NM GO 97
97010645	BOLINGBROOK, ILLINOIS GO 97
97010647	Erie County, New York GO 97 A
97010649	Enumclaw S.D. #216, WA GO 97
97010654	Belle Vernon Area SD, PA GO97A
97010668	Honolulu, Hawaii GO 1997 A,B,
97010672	South Lake Schools MI GO 97
97010673	Springfield SD #19, Oregon
97010674	Snoqualmie Vly SD #410, WA GO
97010675	BEDFORD COUNTY, VIRGINIA GO 97
97010677	HAZLETON AREA SD, PA GO 97ABC
97010678	YORK COUNTY, PA (REDEV AUTH)
97010681	Spokane Co Fire Dist 9,WA GO97
97010682	Liberty Local Sch Dist, OH 97
97010683	Lake Jackson, Texas GO 97
97010684	Alisal Union SD, CA GO 97
97010685	Carson City, Nevada GO 11-1-97
97010693	NEW YORK CITY, NY GO 98D
97010696	CORINTH, TEXAS GO 1997
97010698	LLAGE, IL GO 97
97010699	WEST LINN-WILSONVILLE SD,OR GO
97010700	Bainbridge Isl SD#303,WA GO97B
97010702	LITCHFIELD ELEM SD#79,AZ GO97B
97010703	HILLIARD CITY SD, OH GO 97
97010704	Saratoga USD, CA GO 97 Ser. A
97010707	TOWN OF WOODSTOCK, NY GO 97
97010711	Shaler Area SD, PA GO, 97 A&B
97010719	Isle of Wight Cnty, VA GO 97B
97010721	Piqua City SD OH GO 97
97010726	Tucson USD NO. 1, AZ GO 1997
97010732	TOLEDO (CITY OF),OH GOLT 97AB
97010733	Suffolk County, New York GO97B
97010735	Green, Oh LMTX GO 97
97010736	LAS VEGAS, NEVADA GO 1997A
97010738	Taunton, Ma LMTX GO 97
97010742	Camden Cnty Impr Auth, NJ 97A
97010745	Chicago Park Dist, IL GO 97
97010746	King Cnty Fire Dist #26, WA GO
97010748	South Allegheny SD PA GO 97AB
97010749	GLADEWATER, TEXAS GO 1997
97010756	Clearview Regl HSD, NJ GO 97
97010760	Anderson CO, SC GO Series 1997
97010768	SWEETWATER, TEXAS GO 1997
97010771	Niles (Village of), IL GO 97
97010775	UNIVERSAL CITY, TEXAS GO 1997

Policy Id	Policy
97010785	Portsmouth (City of),VA GO 97A
97010787	TRENTON (CITY OF), NJ GO 1997
97010789	Albany (City of), NY GO 97
97010792	HAMMONTON, NEW JERSEY GO 97
97010800	ST Clair Co Pub Bldg IL GO 97C
97010801	Henry County, Il GO 97
97010809	Scotland County, NC GO 97
97010817	NEW HAVEN, CT GO dtd. 12/15/97
97010818	NEW HAVEN, CT GO dtd 12/30/97
97020005	Willoughby (City)OH LTDTXGO 90
97020007	California (State Of) GO
97020012	WEST VIRGINIA STATE GO 1996D,E
97020014	WEST VIRGINIA STATE GO 1996D,E
97020015	WEST VIRGINIA STATE GO 1996D,E
97020033	Hawaii State GO-1992 BY & BZ
97020082	WISCONSIN (STATE OF) GO, 97 A
97020090	Massachusetts St Cllge Blg 94A
97020128	HAWAII STATE, GO 93 CA & CB
97020159	HONOLULU (CITY & CNTY),HI-93 B
97020161	HONOLULU (CITY & CNTY), HI-93A
97020168	CALIFORNIA STATE GO 10-1-97
97020169	CALIFORNIA STATE GO 10-1-97
97020172	CALIFORNIA STATE GO 10-1-97
97020173	NEW YORK CITY, NY GO 98D
97020188	NEW YORK CITY, NY GO 98EF
98010011	ESSEX COUNTY, NJ GO 97A
98010017	Maple Park CUSD #302 IL GO 98
98010021	MILLCREEK TWP SD, PA GO 98A/B
98010028	ST. CLOUD (CITY OF),MN GO 98A
98010033	Alum Rock Union ESD, CA GO 98
98010037	Burlington-Edison SD#100,WA 98
98010040	Schertz (City of), TX GO 98
98010041	SWEETWATER, TEXAS GO 1998
98010044	EVERETT SCHOOL DIST #2,WA GO98
98010053	Orange, MA 1/15/98 Series B
98010054	Marion ISD, IA Series 1998
98010055	S Local Sch Dis, OH ULTD GO 98
98010056	COLONY (CITY OF THE), TX GO 98
98010057	Douglas County SD Re1,CO GO98A
98010058	DeKalb CUSD #428, IL Ser 1998
98010060	Otsego PS, Mi Q-SBLF GO 98
98010067	Washington ESD #6,AZ GO01-1-98
98010069	San Jacinto USD, CA GO 1998B
98010071	Hopewell Twp BOE, NJ GO 98 Rfd
98010072	Hartford (City of), CT GO 98
98010073	Camden County Imp Auth,NJ 98AB
98010075	Brighton SD #27J, CO GO 98
98010079	Ripley-Union-Lewis-Hunt SD OH
98010084	RICHLAND HILLS, TEXAS GO 1998
98010088	Mineola (City of), TX COO 98
98010089	FERN RIDGE SD #28J,OREGON GO98
98010092	Barron Area SD, WI GO 98
98010093	Suffolk County, New York GO98A
98010099	Hampton Bays UFSD NY GO 98
98010103	Gardner USD #231, KS GO 98-A

Schedule 1

List of Covered Policies

Policy Id	Policy
98010107	Tucson, AZ GO & Lease Ref 98
98010109	Port of Beaumont Nav Dist, TX
98010110	Port of Beaumont Nav Dist, TX
98010112	Worthington City SD, OH ULT 98
98010113	BUFFALO, NEW YORK GO 98ABCF
98010119	PIPER USD #203, KANSAS GO 98A
98010130	SOMERSET COUNTY, PA GO 98
98010131	Tahoma SD #409, WA GO 1998
98010132	Pittsburgh (City of)PA GOTax98
98010136	Nauset Regional SD, MA GO 98
98010139	ALTON, ILLINOIS GO 98
98010140	Douglas Co Fire Dist#2,WA GO98
98010143	Highland Village, TX GO Ltd 98
98010150	Butler Area Sch Dist, PA 98ABC
98010152	GREATER CLEVELAND RTA,OH LTX98
98010157	DEARBORN SCH DIST, MI GO 98
98010158	TOMBALL TEXAS GO 1998
98010160	South Pasadena USD,CA GO Ser B
98010161	MARANA USD #6, AZ GO SER 1998
98010162	WEST ALLIS (CITY OF), WI GO98C
98010169	Dublin City SD, OH GO 98
98010171	Post Falls, Idaho GO 98
98010177	Campbell USD, CA GO Ref Ser 98
98010182	Lewiston, Maine GO 98A
98010183	Lewiston, Maine GO 98B
98010184	Wanaque Val Reg Swr Auth, 98
98010191	California State GO 1998
98010192	TOLEDO (CITY OF), OH GOLT 98AB
98010193	Sugar Land, TX Ltd Tax GO 98
98010205	Nyack UFSD, NY GO 98 A & B
98010206	WEST VIRGINIA STATE GO 98A
98010208	WEST VIRGINIA STATE GO 98B
98010210	Glen Ellyn SD#41, IL 1998
98010211	Jefferson Cnty SD R-1, CO GO98
98010212	Manhattan Beach USD, CA GO 97
98010216	PARKLAND SCH DIST, PA GO 98
98010217	Kent City SD, OH GOULT 98
98010220	Cy-Champ PUD, TX GO (MUD) 98
98010221	Nassau County, New York GO98Y
98010224	North Canton City SD, OH 98
98010225	Harmony Union SD, CA GO Ser 98
98010226	Leslie PS, Mi GO 98
98010231	Barberton City Schs, OH GO 98
98010233	ST LOUIS PUB SD, MO GO REF 98
98010243	Tewksbury (Town of), MA GO 98
98010244	Greenwood Lake UFSD, NY 1998
98010247	Bradford Area SD, PA GO 1998
98010260	Cumberland Cnty, NC GO Ref 98
98010261	Cumberland County, NC GO 98
98010262	Porter Cnty Lib Dist, IN GO 98
98010263	Medina City SD, OH GO 98
98010264	GILBERT (TOWN), AZ GO 1998
98010268	Eastside Union SD, CA GO 98A
98010276	King City Jt. UHSD, CA GO 1998
98010280	Northwest Loc SD,OH (Ham Co)98

Policy Id	Policy
98010281	BRICK TOWNSHIP, NJ GO & MUA
98010282	Lafayette, Colorado GO 98
98010292	Riverdale Joint USD, CA GO 98
98010293	NEW YORK CITY, NY GO 98H
98010294	Mercer Cty Imp Auth, NJ 98ABC
98010300	ONEIDA COUNTY, NEW YORK GO 98
98010322	Clarkstown Town of, NY G.O. 98
98010325	DUNCANVILLE, TEXAS GO 1998
98010334	SELAH SCH DIST #119, WA GO 98
98010335	Mesa, AZ GO 1998
98010350	OLD BRIDGE TWP, NJ GO 98
98010353	Canal Winchester LSD OH GO 98
98010354	New Haven USD, CA GO 1998B
98010363	CLARK CNTY, NV GO 98A LVCVA
98010368	Pendleton SD #16R, Oregon GO
98010376	Denton (City of), TX Ltd GO 98
98010377	Sturbridge (Town), MA LTX GO98
98010380	Albany, Oregon GO 98
98010384	LAKE HAVASU USD #1, AZ GO 1998
98010390	Kinnelon BOE, NJ dtd 4/1/98
98010393	Logan Township, PA GO 98
98010395	Glen Cove (City of), NY GO 98
98010396	Randolph County, NC GO 98 Ref
98010397	EAST HAMPTON (TOWN), NY GO 98
98010401	Ojai USD, California GO Ser A
98010402	Olathe USD #233, KS GO 98 A
98010404	WEATHERLY AREA SD, PA GO 98
98010412	STROUDSBURG AREA SD, PA GO 98
98010417	PENN CAMBRIA SD, PA GO 1997AB
98010419	Maui County, HI GO 98 A,B&C
98010423	BEND-LA PINE ASD #1, OR GO 98
98010425	TAHOE TRUCKEE USD, CA GO 98
98010427	Benicia Unified SD, CA GO 1998
98010428	Rio Elementary SD, CA GO 97 A
98010430	Huntington UFSD, NY GO 98
98010431	Onalaska, WI GO 98A
98010432	Columbia Gorge CCD, OR GO 98
98010436	Leon Valley, TX GOLT Series 98
98010439	Wadsworth City SD OH 98
98010442	HORSEPEN BAYOU MUD, TEXAS GO98
98010444	Brazoria Cnty, TX GO Ltd Tx 98
98010446	Clinton (City of), TN 98
98010447	Livonia (City of) MI GO LTX 98
98010450	Central Islip UFSD NY GO 98
98010453	Mead SD #354, Washington GO 98
98010454	Hendersonville, NC GO 1998
98010464	WARRENTON, OREGON GO 1998
98010465	Ocean Township NJ Sewer GO 98C
98010467	Surry Cnty, NC GO Ref Ser 98
98010468	Edmonds SD #15, WA GO Ser 98
98010481	FALLBROOK UN HIGH SD, CA GO 98
98010490	ATTLEBORO (CITY OF), MA GO 98
98010492	Harris Cnty MUD #102, TX GO 98
98010493	Dexter Community Schools,MI GO
98010495	ISAAC ESD #5, AZ GO 1998B

Schedule 1

List of Covered Policies

Policy Id	Policy
98010499	Lakota Local Sch Dist, OH 98
98010501	South Suburban Pk&Rec,CO GO 98
98010503	LAREDO, TEXAS LTD TAX GO 98
98010505	Baltimore (City Of), MD GO 98
98010518	SOUTHLAKE (City of), TX GO 98
98010520	Paw Paw Pub Schools MI GO 98
98010524	St. Johns Pub Schools MI GO 98
98010526	San Angelo, Texas GO Ltd TX 98
98010528	MANALAPAN-ENGLISHTOWN RSD,NJ98
98010529	Parma, (City) Ohio
98010538	Benicia, CA (97 Wstwtr) GO 98B
98010545	GARDNER, KANSAS GO 1998A
98010546	GARDNER, KANSAS GO 1998B
98010549	Newberg Sch Dist #29Jt,OR GO98
98010555	ARKANSAS STATE GO 1998A
98010561	Tully CSD NY GO 98
98010565	VICTOR CENTRAL SD, NY GO 98
98010570	Northshore SD #417,WA GO 98A&B
98010571	East Meadow UFSD, NY GO 98
98010572	Glen Cove (City of), NY GO 98
98010573	Greenville CSD NY GO 98
98010577	Chemung County, NY GO ULTD 98
98010583	North East SD, PA GO 98
98010584	LAKEWAY MUD, TEXAS GO 98
98010586	El Paso County, TX GO REF 98
98010596	CLIFTON, NEW JERSEY GO 98
98010599	Avondale ESD #44, AZ GO 98 A
98010605	Mercer Co Imp Auth 1998C
98010607	Peoria, Arizona GO Ser A 1998
98010608	Peoria, Arizona GO Ser B 1998
98010610	San Juan Capistrano, CA GO 98
98010611	AGUA FRIA UHSD#216, AZ GO 98A
98010612	ABINGTON (Town of), MA GO
98010615	Easthampton, MA dtd 7/1/98
98010618	Norfolk, Virginia GO 98
98010620	BLOOMFIELD SD #6, NM GO 1998
98010621	Deming SD #1, NM GO Ser 7/1/98
98010622	Johnson City, TN GO 1998
98010625	Ripley-Union-Lewis-HuntSD OH98
98010627	McFarland Sch Dist, WI GO 98
98010631	Nederland Fire PD, CO GO 98
98010632	Stroudsburg (Borough) PA GO 98
98010636	Montville Township, NJ 1998
98010639	Newark, Oh GO Lmtx 98
98010641	Seneca County, OH GO LTX 98
98010642	Rescue Union SD, CA GO 98
98010645	East Stroudsburg ASD PAGO 98AA
98010646	Riverside Beaver Co.SD PA GO98
98010647	La Conner SD No. 311, WA GO 98
98010651	Greenfield Union ESD, CA GO 98
98010652	Coleman, TX GO Limited Tx 1998
98010654	NEVADA STATE GO, 1998A,B,C,D
98010655	WEST VIRGINIA STATE GO Rd Bd98
98010661	San Ramon Vly USD, CA GO 98 A
98010662	Tukwila SD #406, WA GO Ref 98

Policy Id	Policy
98010667	Pleasant Plains CUSD #8, IL 98
98010669	Odessa, Texas Ltd GO Ser 98
98010672	MACON COUNTY, TENNESSEE GO 98
98010674	Wood County, OH LTGO 1998
98010676	Valley Park SD MO 98
98010677	Chatham (Town of) MA LTD GO 98
98010680	Upper Allen Twp, PA GO 1998
98010683	TOLEDO (CITY OF), OH GOLT 98
98010689	Laguna Salada USD,CA GO Ser98B
98010690	MARSING JOINT SD #363, ID GO98
98010695	TOLEDO (CITY OF), OH GOLT 98
98010696	Fort Loramie Local SD, OH 1998
98010702	Shrewsbury Bd of Ed, NJ GO
98010703	Suffolk County, NY GO 98 AEF
98010704	Rhode Island (State Of) GO 98A
98010709	Maui County, Hawaii GO 98 C
98010712	ROCK ISLAND CO PUB BLDG COM 98
98010713	Firebaugh Las Dlts USD,CA GO98
98010715	Angleton, Texas GO Ltd Tax 98
98010720	Harris Co WC&ID #119, GO 1998
98010727	Shawano County, WI GO 98
98010729	Lawrence BOE NJ GO 98
98010730	Grapevine, Texas GO Ltd Tax 98
98010732	Nassau County, N Y GO 98Z
98010735	Temple City USD, CA GO 98
98010736	Nassau County, New York GO 98B
98010737	Montebello USD, CA GO 1998
98010740	HUDSON COUNTY, NJ GO 98
98010743	Chico USD, California GO 98 A
98010747	Thomaston(Village of),NY CO 98
98010749	STRATFORD (TOWN OF), CT PEN 98
98010754	Burbank Unified SD, CA GO 97 B
98010756	Kingsburg Joint UHSD, CA GO 98
98010758	Chino Vly USD #51, AZ GO 98 A
98010763	Moscow, Idaho GO Ser 98
98010764	East Haddam (Town of), CT GO98
98010765	MURRIETA VALLEY USD, CA GO 98
98010767	Francis Howell SD, MO GO 98
98010768	Gadsden ISD #16, NM GO Ser 98
98010774	Soledad USD, California GO 98B
98010776	Lakeside Joint SD, CA GO 98 A
98010779	Hanford Elem Sch Dist, CA GO98
98010782	SUNNYSIDE USD #12, AZ GO 1998
98010784	Bellmore UFSD, NY GO 98
98010785	SOMERSET COUNTY, PA GO 1998C
98010786	Genesee Co. NY GO 98
98010787	TUALATIN HILLS PK/REC,OR GO 98
98010789	TAYLOR, TEXAS GO 1998
98010796	Berkeley USD, CA GO 98 Rfd
98010799	Rocklin USD, California GO 98
98010801	Los Angeles, California GO 98
98010803	Mercer Co Imp Auth 98 (Golf)NJ
98010811	Jamul-Dulzura UESD, CA GO 98A
98010814	South Whittier ESD, CA GO 98 A
98010815	Southbridge Town, MA GO LTX 98

Schedule 1

List of Covered Policies

Policy Id	Policy
98010817	Agawam, MA dtd. 9/1/98
98010820	Northview Pub Schools MI GO 98
98010821	Fremont Unif Sch Dist,CA GO 98
98010824	WOODBURN SD #103, OREGON GO 98
98010826	Town of Pittsford, NY, Ser.‘98
98010829	ROCKVILLE CENTRE,NY GO 98
98010831	Council Rock SD, PA GO 98
98010833	Middletown (Twnshp) PA GO 98
98010838	NEEDLES USD, CALIFORNIA GO 98
98010839	COOK COUNTY, ILLINOIS GO 98A
98010840	EPHRATA AREA SD, PA GO 98
98010842	Sturgeon Bay, WI GO 98
98010843	Palo Verde Unified SD,CA GO98A
98010844	Humboldt USD #22, Arizona GO98
98010847	Hawthorne SD, CA GO 97 Ser B
98010850	Columbus Sch Dist, WI GO 98
98010860	Methuen (Town of) MA GO LMTX98
98010861	East Tawas (City of), MI GO
98010865	Marana USD #6, AZ GO Ref 98
98010868	Bemus Point CSD, NY GO
98010869	Bay Shore UFSD NY GO
98010871	Summit County, OH 98A
98010872	CLARK COUNTY, NEVADA GO 1998
98010873	South Huntington UFSD,NY GO 98
98010875	SELMA USD, CALIFORNIA GO 98
98010881	RIVER PLACE MUD, TEXAS GO 1998
98010883	Washington TWP MUA, NJ GO 98AB
98010884	Washington TWP MUA, NJ GO 98AB
98010885	Washington TWP MUA, NJ GO 98AB
98010887	Elmwood Park Vill, IL GO UT 98
98010889	Richland County OH Ltd GO 98
98010891	Norton (Town of) MA GO Ltd 98
98010892	GLENDALE UN HSD #205, AZ GO 98
98010894	Lindenwold, NJ GO 98
98010896	Watertown USD, WI GO 98
98010900	COLLINGSWOOD, NJ GO 98A
98010903	Peoria USD #11, Arizona GO 98C
98010910	Mississippi State GO 98 U&C
98010913	PEORIA (CITY OF), IL GO 98C
98010914	Miller Place UFSD, NY Ser. ‘98
98010915	Madison ESD #38, Arizona GO 98
98010917	ALPENA PUB. SCHS., MI GO 98
98010922	Mercedes, Texas Ltd Tax GO 98
98010926	Cornwall CSD (NY), Series 1998
98010927	WAPPINGERS CSD, NY GO 98
98010930	Amherst, Oh Lmtx GO 98
98010931	Georgetown (Town) MA LTDGO 98C
98010935	Spotswood (Borough), NJ GO 98
98010936	Athens Cnty, Oh LTD
98010939	Osborn Elem SD #8, AZ GO 1998
98010942	Chicago CSR BOE, Il GO ULT98AB
98010943	Spring Lake Pub School MI GO98
98010944	North Davis Cty SwrDist,UTGO98
98010946	Floral Park-Bellerose UFSD, 98
98010947	Ansonia (City Of), CT GO 98

Policy Id	Policy
98010948	Millbury, MA dtd 10/15/98
98010949	CARSON CITY, NEVADA GO 1998A
98010952	Berwick (Town), ME GO 98
98010953	Pompton Lakes, NJ MUA 1998 D
98010954	Lennox SD, CA GO 98
98010955	ENNIS (CITY OF) TEXAS GO LTX98
98010958	Waterloo CUSD 5, IL GO 98
98010960	Sevierville, Tennessee GO 98
98010969	Lancaster, PA GO 98
98010971	Edwardsburg Public Schools ‘98
98010973	Waupun SD, WI 98
98010978	South Chicago Heights, Ill
98010979	Fraser, MI GO 98
98010980	Clinton (Township), MI GO 98
98010985	Caldwell, Texas Ltd Tax GO 98
98010991	Southern Montgy Co MUD,TX GO98
98010993	Erie County, New York GO 98
98010995	Central Valley S.D.#356, WA 98
98010997	Webster Central SD, NY GO 98
98011001	Geneva (City of), IL GO 98
98011003	CAROL STREAM PARK DIST,IL GO98
98011005	Wyoming City SD, Oh GO 98B
98011009	South Whidbey SD #206,WA GO 98
98011014	Mississippi State GO
98011024	Goodyear, Arizona GO Series 98
98011026	Kittitas Co Pub HD No. 1, WA98
98011027	Hamilton Comm Schs, MI GO 1998
98011032	North Brunswick (Twp) NJ GO 98
98011037	Conroe, Texas CO 98
98011038	Matanuska-Susitna Boro,AKGO98A
98011039	E. Cent Jr Coll Dist MO GO 98
98011040	Westmoreland County, PA GO 98
98011043	BEAVER COUNTY, PA GO 98
98011044	Kent SD #415, Washington GO 98
98011048	Hartford (City of), CT GO
98011050	ATLANTA, GEORGIA GO 1998
98011051	Bordentown (Twp), NJ GO 98
98011053	GREATER CLEVE. RTA,OH LTDGO98R
98011058	Black Horse Pike RSD NJ GO 98
98011059	LAS VEGAS, NV GO Limited 98AB
98011060	Essexville-Hampton PS, Mi 98
98011061	Wasco County, OR GO Rfdg 98
98011065	BENSALEM (TOWNSHIP), PA GO 98
98011066	BENSALEM TWP S D, PA GO 98
98011067	Grant County, IN GO 1998
98011071	Indian Prairie CUSD#204, IL98B
98011073	BRICK TOWNSHIP, NJ MUA 1998
98011075	Miami-Dade Cnty, Florida GO 98
98011076	Ypsilanti Sch. Dist. MI GO 98
98011077	New Haven Unif SD, CA GO 98C
98011078	Wisconsin HeightsSD,WI 12/1/98
98011079	Maple Shade Township, NJ GO 98
98011081	Mass Bay Trans Auth MA GO 98BC
98011082	El Rancho USD, CA GO 98A
98011083	College Place, WA GO 98

Schedule 1

List of Covered Policies

Policy Id	Policy
98011084	Yakima Sch Dist #7, WA GO 1998
98011087	Harris Cnty MUD #55, TX GO 98
98011090	N. CLACKAMAS SD #12, OR GO 98
98011092	LAREDO, TEXAS LTD TAX GO 98REF
98011093	MARION CNTY, FL LTD AD VALOR98
98011097	Wicomico County, MD GO 1998
98011098	Bensenville, IL GO (AltRev)98A
98011101	Cave Creek USD #93, AZ GO 98
98011103	CLARK COUNTY, NEVADA GO 98A&B
98011104	Ashland (Town of) MA GO 98
98011105	Ware (Town of), MA GO 98
98011107	Stanwood SD No. 401, WA GO 98
98011110	Allegany-Limestone CSD,NY GO98
98011111	Metamora #122 (Taze/Wood), IL
98011112	Washoe County Sch Dist,NV GO98
98011115	Suffolk County, New York 98C
98011116	WEST WINDSOR-PLAINSB.SD,NJ 98
98011117	Southwick, MA dtd 12/15/98
98011118	Chili (Town of) NY GO 98
98011119	Chicago Park Dist IL GO 98ARfg
98011120	Lake County SD No. 103, IL 98
98011123	Hastings Area Sch Sys, MI GO98
98011124	PRESCOTT, ARIZONA GO 1998
98011126	Johnsburg CUSD 12 IL GO 98
98011129	Dakota Comm Unit SD 201, IL 98
98011136	Merriam, Kansas GO 98A & 98C
98011137	South Redford SD MI GO 98
98011142	Sussex, Wisconsin GO 1998
98011145	SOUTH ORANGETOWN CSD, NYGO 98A
98011147	Cuyahoga Falls, OH LTD 98
98011152	MCHENRY COMM CONS SD #15,IL GO
98011153	Suttons Bay PS, Mi GO 98Q-SBLF
98011155	Community Unit SD #5,IL GO 98B
98011156	West Bloomfield SD GO 98 Rfd
98011157	Erie County, Ohio LTD TX 98
98011158	CALIFORNIA STATE GO 12-1-98
98011159	Murphysboro CUSD #186, IL 98
98011162	Highland City, Utah GO 1998
98011164	Uxbridge (Twn), MA GOULT 98
98011165	HAMILTON TWP(ATLANTIC),NJ GO98
98011166	Tolleson UHSD #214, AZ GO 98
98011167	PHILADELPHIA, PA GO 98 RFD
98011168	Huntley CCSD 158 IL GO 98
98011170	Overton County, TN GO 98
98011171	Ossining UFSD, NY GO 98
98011172	East Quogue UFSD NY GO 98
98011173	Dayton (City) Ohio 98
98011177	CASA GRANDE ESD #4, AZ GO 1998
98011179	Wood County, OH Sewer (GO) 98
98011182	Mayfield City School District,
98011183	Polo Comm Unit SD #222, IL 98
98011185	Leesburg, Virginia GO Ser 1998
98011186	Ann Arbor, Mi GO LMTX B.A. 98
98011187	DYERSBURG (CITY OF), TN GO 98
98011188	Woonsocket (City of), RI GO 98

Policy Id	Policy
98011190	Scotland County, NC GO 98
98011191	North Kingstown, RI GO 98A
98020007	NEW YORK CITY, NY GO 98EF
98020013	NEW YORK CITY, NY GO 98EF
98020021	NEW YORK CITY, NY GO 98EF
98020022	New York City, NY GO 98C
98020031	New York City, NY GO 98C
98020033	CALIFORNIA STATE GO 10-1-97
98020034	California State GO 1998
98020035	California State GO 1998
98020036	California State GO 1998
98020037	California State GO 1998
98020038	Hillsboro SD #1J, OR GO Ref 98
98020041	Hawaii State GO 1996 Series CL
98020042	CALIFORNIA STATE GO 10-1-97
98020047	Hawaii State GO 1996 Series CL
98020048	Hawaii State GO-1993 CH & CI
98020051	NEW YORK CITY, NY GO 96FG
98020054	NEW YORK CITY, NY GO 98H
98020055	NEW YORK CITY, NY GO 98H
98020056	NEW YORK CITY, NY GO 98H
98020061	NEW YORK CITY, NY GO 98H
98020062	NEW YORK CITY, NY GO 98H
98020063	NEW YORK CITY, NY GO 98H
98020064	NEW YORK CITY, NY GO 98H
98020067	Hawaii State GO 93 CC & CD
98020081	Hawaii State GO-1992 BY & BZ
98020089	Hawaii State GO-1993 CH & CI
98020096	NEW YORK CITY, NY GO 98EF
98020100	New York City, NY GO 98JK
98020101	New York City, NY GO 98JK
98020102	New York City, NY GO 98JK
98020103	New York City, NY GO 98JK
98020104	New York City, NY GO 98JK
98020106	New York City, NY GO 98JK
98020108	New York City, NY GO 98JK
98020109	New York City, NY GO 98JK
98020110	SANTA MONICA-MALIBU USD,CAGO98
98020111	SANTA MONICA-MALIBU USD,CAGO98
98020113	NEW YORK CITY, NY GO 98H
98020115	New York City, NY GO 98JK
98020116	NEW YORK CITY, NY GO 98EF
98020117	New York City, NY GO 98JK
98020118	New York City, NY GO 99A
98020119	New York City, NY GO 99A
98020120	New York City, NY GO 99A
98020121	New York City, NY GO 99A
98020127	New York City, NY GO 99A
98020129	New York City, NY GO 99A
98020131	New York City, NY GO 99A
98020134	New York City, NY GO 99A
98020135	New York City, NY GO 99A
98020136	New York City, NY GO 99A
98020139	New York City, NY GO 99A
98020144	California State GO 1998

Schedule 1

List of Covered Policies

Policy Id	Policy
98020147	New York City, NY GO 99C
98020148	New York City, NY GO 99C
98020150	New York City, NY GO 99C
98020151	New York City, NY GO 99D
98020152	NEW YORK CITY, NY GO 98EF
98020153	New York City, NY GO 99C
98020154	NEW YORK CITY, NY GO 98D
98020160	New York City, NY GO 98JK
98020164	New York City, NY GO 99D
98020166	New York City, NY GO 99D
98020167	New York City, NY GO 99C
98020168	New York City, NY GO 99C
98020169	New York City, NY GO 99C
98020170	New York City, NY GO 99A
98020172	New York City, NY GO 99C
98020175	New York City, NY GO 99D
98020179	NEW YORK CITY, NY GO 98G
98020181	NEW YORK CITY, NY GO 97E
98020222	Florida State Bd of Ed GO 98 D
99010003	Stanwood SD No. 401, WA GO 99
99010005	Kandiyohi County, MN GO 99
99010007	Franklin Reg SD, PA GO 99A
99010014	BENSALEM TWP S D, PA GO 99
99010027	New Brunswick Park Auth,NJ GO
99010038	North Marion SD No 15,OR GO 99
99010041	Keller (City of),TX GO Ltd 98B
99010042	Portland, Town of, CT GO 99
99010045	Orting SD #344, WA GO Ser. 99
99010046	DENVER SD #1, CO GO 99
99010047	East Side UHSD, CA GO 99
99010051	Scotland County, NC GO 99
99010052	Sagemeadow Util Dist, TX GO 99
99010053	Dublin City SD, OH GO ULT 99
99010056	Skokie-Fairview SD #72,IL GO99
99010058	Brick TWSP BOE, NJ GO 99
99010060	Allegany-Limestone CSD,NY GO99
99010062	Bunker Hill Vl,TX Ltd Tax GO98
99010063	Philomath SD #17J, OR GO 1999
99010067	Arcola Township, Ill 99
99010068	Tinley Park CCSD #146, IL GO99
99010070	East Hartford (Town) CT GO 99
99010071	MOORESTOWN TWP BOE, NJ GO 99
99010072	Sparta ASD, WI GO 99A
99010074	WAUPACA SD, WI GO 99
99010075	MADISON LOCAL SCH,OH GO 1999
99010076	ALPENA PUBLIC SCHLS, MI GO 99
99010077	Ball-CHATHAM CUSD #5, IL GO 99
99010078	El Paso, TX GO Ref Ltd Tax 99
99010080	Bunker Hill Vlg,TX Ltd Tax 99
99010082	RICHMOND COMM SCHOOLS, MI 1999
99010083	Northampton MUD, TX GO 99
99010084	Cowley Cnty USD #470, KS GO 99
99010086	St. Helens SD#502, OR GO Ser99
99010087	Pflugerville, Texas GO 1999
99010088	Lakeview Comm. Sch. MI GO 99

Policy Id	Policy
99010089	Rockwall (City of), TX GO 99
99010090	Batavia Pub Lib Dist IL GO 99
99010091	Florida State GO 99A
99010092	Weslaco, Texas Ltd Tax GO 98
99010093	Espanola Public SD 45,NM GO 99
99010096	Westville SD2 (Vermilion)IL 99
99010097	Orangeburg Cty Fire, SC GO 99
99010098	PENNSAUKEN TWP BOE,NJ GO 1999
99010099	Troutdale, OR GO 99
99010100	Harker Heights, TX LTGO 99
99010101	Jefferson School District, WI
99010105	Moline Sch Dist #40, IL GO 9
99010107	Stafford Township, NJ GO 99
99010109	Powell, OH GO ULT 1999
99010113	Bridgeport, Texas Ltd Tax GO99
99010115	Sussex County, NJ GO 99
99010118	Stafford Township, NJ GO 99Rfg
99010119	BISMARCK PUB SD #1, ND GO 1999
99010121	NEW HAVEN, CONNECTICUT GO 99AB
99010122	Morton Grove (Village),IL GO99
99010123	Council Rock SD, PA GO 99
99010127	Flemington-Raritan RSD NJ GO98
99010132	Huntington UFSD, NY GO 99
99010135	Wallenpaupack ASD, PA GO 99
99010139	BERKLEY SCHOOL DIST, MI GO 98
99010140	Burrell SD, PA GO 98 Rfdg
99010141	Tewksbury (Town of), MA GO 99
99010144	Hastings Area Sch Sys, MI GO99
99010146	KALAMAZOO CITY SD, MI GO 99
99010147	LINCOLN COUNTY, NC GO Ser. 99
99010148	Ridgefield Park (Village)
99010155	Hopkins Pub Sch, MI GO 99
99010156	Shreveport, LA GO Ref Ser 99
99010157	Willamina Fire Dist., OR GO 99
99010158	Plattsburgh City SD, NY GO 99
99010159	Sulphur Springs, TX GO Ltd 99
99010160	Anchorage, Alaska GO 1999
99010162	ROCKFORD (CITY OF), IL GO 99
99010164	Bradley Cnty, Tennessee GO 99
99010165	SMITHFIELD CITY, UTAH GO 1999
99010168	Kinnelon BOE, NJ dtd 2/1/99
99010169	Chicago CSR BOE, Il GO ULT 99A
99010170	Rose Tree Media SD, PA GO 99
99010173	Willamalane Prk & Rec Dist, OR
99010177	Oshkosh (City of),WI GO 99ABC
99010178	Pleasant Valley SD, PA GO 99
99010179	Evesham Twp BOE, NJ GO 99
99010180	MEIGS COUNTY, TENNESSEE GO 99
99010185	South Colonie CSD, NY GO 99
99010186	Anchor Bay SD, MI GO 99
99010188	Wild Rose SD, WI GO
99010193	Blue Ridge CUSD#18, IL
99010196	Reynoldsburg, OH GO 99
99010197	Chicago Park Dist IL LTDGO 99A
99010198	Chicago Park Dist, IL ALTGO99B

Schedule 1

List of Covered Policies

Policy Id	Policy
99010199	HOLLY AREA SCH DIST, MI GO 99
99010200	SPRING HILL USD #230, KS GO 98
99010201	Cornerstones MUD, TX GO 99
99010202	Westside Union SD, CA GO 99
99010203	Rochester SD #3A, Il GO 99
99010204	MONTOUR SD, PA GO99
99010205	Ocean Twp. BOE, NJ GO 98
99010207	Chicago PBC, Il BOE GO 99B
99010209	Lincoln-Way CHSD#210,IL IDA GO
99010210	Ojai USD, California GO Ser97B
99010213	Newport, OR GO Ser. 99
99010216	Tillamook County, OR GO 1999
99010217	Klamath County, Oregon GO 99
99010218	CALIFORNIA STATE GO 2-1-99
99010219	Kinnikinnick CCSD131, Il GO 99
99010220	Caledonia Comm School MI GO 98
99010221	CLEAR LAKE C.WTR AUTH,TX GO 99
99010224	Sussex County, NJ GO 99 Rfdg
99010226	Mt. Zion CUSD #3 IL GO 99
99010227	Allegany-Limestone CSD,NY GO99
99010228	Lake Jackson, TX GO Ltd Tax 99
99010230	GRAPEVINE, TEXAS GO 1999
99010234	St. George, Utah GO 1999
99010236	Crawford Central SD, PA GO 99
99010238	Spring Lake Pub School,MI GO99
99010239	Fort Bend Co. LID #2, TX GO 99
99010240	Massapequa UFSD, NY GO 99A
99010242	Matanuska-Susitna Boro,AKGO99A
99010243	Lemon Grove SD, CA GO 99 Ser A
99010245	Terrell, Texas GO LTX 99
99010246	Ellington (Town of), CT GO 99
99010247	Omro SD, WI GO 99
99010248	CLARK COUNTY, NEVADA GO99A,B,C
99010250	CHICAGO (CITY OF), IL GO 1999
99010251	West Hills CCD, CA GO Ser 99A
99010252	Wyoming Public Schls, MI GO 99
99010253	Washington State GO R-99A
99010254	Brooklyn, Oh Lmtx GO 99
99010259	Evergreen SD #114, WA GO 1999
99010260	North Attleborough, MA LTDGO99
99010261	Lyons SD103, Il GO Lmtx
99010262	Southwest Licking LSD, OH GO99
99010263	Harris County MUD #360,TX GO99
99010264	Albany, Oregon GO Series 1999
99010265	Stearns County, MN GO 1999
99010267	Shawano (City of), WI GO 99
99010268	Hart Public Schools, Mi GO99
99010269	SULLIVAN COUNTY, NY GO 99
99010271	Spring Cove SD, PA GO 99A&B
99010272	Shreveport, LA GO Series 1999
99010275	Dobbs Ferry (Village),NY GO 99
99010276	WASHOE COUNTY, NV GO 1999 B
99010277	Pilot Point, TX GO/COO 99
99010279	East Detroit Pub Sch, MI GO 99
99010282	Wappingers CSD, NY GO 99

Policy Id	Policy
99010283	Butler Cnty USD #205, KS GO 99
99010284	Fremont, OH GO LMTX 1999
99010286	East Ouachita SD, LA GO 1999
99010287	Illinois State GO 99
99010293	Plaquemines Parish, LA, GO 99
99010294	Penn (Twn), Pa GO 99
99010298	Bethel Park, PA GO 1999AB
99010299	Santa Cruz, California GO 99B
99010301	Platteville (City of),WI GO 99
99010302	Sweetwater, Texas Ltd GO 1999A
99010304	Montgomery, IL Alt. Rev. 99A&B
99010305	Anchorage, Alaska GO Series99A
99010307	Eagle Cnty SD Re.50J, CO GO 99
99010308	Washington Cnty TN GO 1999A
99010311	Honolulu, Hawaii GO 99A,B,C
99010312	Honolulu, Hawaii GO 99D
99010313	CHICAGO (CITY OF),IL GO99 911
99010320	Kenosha (City of) WI GO 99A
99010321	LACKAWANNA COUNTY, PA GO 1999
99010322	Ridley School District PA GO99
99010325	Ossining UFSD, NY GO 99
99010326	Edmonds SD #15, WA GO 1999
99010327	Biddeford, ME GO 99
99010328	St. Peters (City of), MO GO 99
99010329	Dorchester County, SC GO 1999
99010330	San Angelo, TX GO Ltd Tx Ref99
99010332	Triton Reg SD MA GO 99
99010335	North Brunswick(Twp) GO 4/1/99
99010337	Ohio Township, PA GO 1999
99010338	Francis Howell SD, MO GO 99
99010339	Bastrop, TX GO 99
99010341	COOK COUNTY,IL GO99AB
99010343	Elyria, OH GO Limited Tax 99
99010346	Onondaga Central SD, NY GO 99
99010348	Moreland SD, CA GO 1999 F
99010351	TOMS RIVER (BOE Reg’l), NJ 99
99010352	Douglas County SD Re1, CO GO99
99010353	Heyworth CUSD #4, IL GO 99
99010354	NORTH HEMPSTEAD(TOWN), NY GO99
99010357	Newburyport, MA GO 99
99010360	Hueneme SD, California GO 97 B
99010361	Dracut (Town of) MA Ltd GO 99
99010363	Penn Cambria SD, PA GO 99
99010364	GIRARD SCH DIST, PA GO 99A/B
99010365	Wadsworth City SD, OH GO 99
99010367	SOUTHWEST LOCAL SD, OH GO 99
99010368	Lodi, NJ GO 99
99010373	Charles Stewart MottCC,MI GO99
99010376	Pittsgrove Twp BoE, NJ 99
99010377	Jenison Public Schools,MI GO99
99010380	Taconic Hills CSD, NY GO 99
99010382	Perry Comm.SD, IA GO Ref 99A
99010385	Keller, TX GO Refg LT 1999
99010386	Maui County, HI GO 1999 Ser A
99010388	Worth (Village) IL ALT GO 99A

Schedule 1

List of Covered Policies

Policy Id	Policy
99010389	Worth (Village), IL Ltd GO 99B
99010390	Dudley-Charlton RSD MA GO 99A
99010392	Dudley-Charlton RSD MA GO 99B
99010395	Pine River Area Sch,MI QSBLF99
99010397	Kyrene ElementarySD#28,AZ GO99
99010398	SOUTHWEST LOCAL SD, OH GO 99B
99010399	Penn Hills, PA GO 99
99010400	Columbia County, OR GO 1999
99010403	Lake County CCSD #24,IL GO 99B
99010408	Fredericksburg, TX GO Ltd Tx99
99010410	Fairfield County, OH GO 99
99010411	San Diego Unified SD, CA GO 99
99010416	Somerdale Bd Of Ed, NJ GO 99
99010417	Pine Hill (Boro) BOE, NJ GO 99
99010418	Palmyra (Vlg), NY GO 99
99010419	Kenosha (City of) WI GO 99C
99010420	Will Co Forest Prsv Dist, 99AB
99010421	Colleyville, TX COO Ltd Tax 99
99010422	Wheeling (Village),IL GO 99A&B
99010423	Oak Park SD #97, IL GO 99
99010425	Otsego County, NY GO Ref 99
99010426	WEST VIRGINIA STATE GO 99A
99010427	Champaign County, IL GO 99
99010430	Aurora West SD #129, IL GO 99
99010432	HARRIS COUNTY MUD #6, TX Ser99
99010434	Ross Valley SD, CA GO ULT 1999
99010435	BEAUMONT, TX GO Ltd Tax 1999
99010436	Regional SD #14, CT GO 99
99010437	Southgate CSD, MI GO 99 QSBLF
99010439	Memphis CS, Mi GO Q-SBLF 99
99010440	Ravenna Pub Sch, MI GO 99
99010442	Lancaster Sch. Dist., CA GO 99
99010443	Yonkers, New York GO 99B & 99C
99010446	Neoga CUSD #3(Cumberland),IL99
99010448	Fond du Lac SD, Wi GO 99
99010450	Santa Monica-Malibu USD,CAGO99
99010451	Cypress-Klein UD, Texas Ser 99
99010453	Somonauk CUSD #432, IL GO 99
99010463	Monroe (Township), NJ GO 1999
99010467	Rockford (City), IL GO 99 ABC
99010468	Northvale (Boro) NJ GO 1999
99010471	Dallas (City of), OR GO 99
99010473	Tri Valley CUSD #3, Ill GO 99
99010474	St Clair County, IL GO 1999
99010475	Hopatcong (Boro of), NJ GO 99
99010477	Alwood CUSD #225, IL GO
99010481	Highland (Charter Twp),MI GO99
99010482	Williamsburg County, SC GO 99
99010483	CHEEKTOWAGA (TOWN OF),NY GO 99
99010486	Fort Dodge, IA GO 99
99010487	SUMMIT HILL S.D. #161,IL GO 99
99010490	BILMA PUB UTIL DIST, TEXAS GO
99010491	Cleveland, Tennessee GO Ser 99
99010492	DULUTH (CITY OF), MN GO 99CD
99010494	Homer Twp, Il GO 99

Policy Id	Policy
99010495	Washington County, MD GO 1999
99010498	Olentangy LSD, OH GO 1999
99010500	Rio Elementary SD, CA GO 97 B
99010502	Cecil County, Maryland GO 99
99010503	Rio Elementary SD, CA GO 97 C
99010505	Earlville CUSD#9, Il GO ULT 99
99010506	LANCASTER SCH DIST, PA GO 99
99010508	Chippewa Hills SD,MI GO 99
99010509	Albion CSD, NY GO 99
99010510	Ela Area Pub Lib Dist, IL GO99
99010514	Haverhill (City of), MA GO 99
99010520	Marlborough (City), MA GO 99
99010521	East Providence, RI GO 99
99010523	Illinois State GO 1999
99010524	Rancocas Valley RHSD, NJ GO 99
99010526	North Hanover (Twp), NJ GO 99
99010527	Lansing (Village of)ILGO99Rfdg
99010528	Baden (Borough) PA GO 99 Rfdg
99010529	Horry County, SC GO Series 99
99010531	Urbana SD #116, IL GO 1999C
99010532	Chrisman CSD#6, Il GO 99
99010535	Connecticut St GO & Lease 99A
99010538	Hutchinson, Kansas GO 99
99010539	Genoa Area LSD OH GO 99
99010541	Highland CUSD #5, IL GO 99
99010542	Windham, Conn. GO 99
99010543	East Windsor (Twp), NJ GO 99
99010544	WASHINGTON UNION HSD, CA GO 99
99010545	HADLEY, MASSACHUSETTS GO 99
99010548	Woodbridge (Twp), NJ GO 99
99010549	Coachella Val Wtr Dist54 Ser99
99010550	Coachella Val Wtr Dist55 Ser99
99010551	Coachella Val Wtr Dist58 Ser99
99010552	Sag Harbor (Vill of), NY GO 99
99010553	WILLITS USD, CA GO 1999
99010554	Windham School Dist, NH GO 99
99010558	Dumont (Boro), NJ GO 99
99010559	Rock Island Cnty, Ill GO 99
99010560	WEBB COUNTY, TEXAS GO 1999
99010561	Danvers, MA LTD GO 99
99010563	Prairie State CD 515, Il GO
99010566	LOGAN TWP SCH DIST, NJ GO 99
99010570	Maricopa USD #20, AZ GO Ser99B
99010571	Keller (City of), TX COO LT 99
99010574	Bridgewater (T),MA LTX 7/15/99
99010575	Peotone CUSD #207-U IL GO 99
99010576	Lindenhurst UFSD, NY GO 99
99010577	Alta Loma Sch Dist, CA GO 99A
99010580	Hudson, MA GO LT dtd 7/15/99
99010581	LAREDO, TEXAS GO SER 1999
99010582	Clark County SD, NV GO 1999B
99010584	Madison Dist Pub Sch,MIGORef99
99010586	Toledo (City of), OH GOLT 99
99010587	Woburn (City), MA GO 99
99010589	Norfolk, Virginia GO 1999

Schedule 1

List of Covered Policies

Policy Id	Policy
99010591	North Las Vegas, NV GO 1999
99010597	Pontiac City SD, MI GO 99
99010598	North Colonie CSD, NY GO 99
99010606	Medina City SD, OH GO 99
99010607	Zeeland Public Schools, MI 99
99010608	GARDNER, KANSAS GO 1999A
99010609	Clark County SD, NV GO 1999A
99010611	Visalia Unified SD, CA GO 99 A
99010614	Southern Platte FirePD,MO GO99
99010618	Tehachapi Unified SD, CA GO99A
99010619	Sugar Land, TX Ltd Tax GO 99
99010620	Winslow Twp BOE, NJ GO 99
99010621	Levittown UFSD, NY GO 99
99010622	South Pasadena USD, CA GO 99C
99010623	Montabella Comm Schs, MI GO 99
99010624	Calhoun CSD#40, IL GO ULT 99
99010625	Fairview Park, OH GO LTD 99
99010627	Gloucester (City of) MA GO 99
99010628	OAK GROVE SD, CA GO 1999 CABS
99010629	Merced Union High SD CA GO 99A
99010634	Sherrard CUSD #200, IL GO 99
99010635	Walla Walla SD#140, WA GO 1999
99010637	Gloucester Twp BOE, NJ GO 99
99010638	Rocklin USD, CA GO 99 CIBs
99010640	Springboro (City)OH GO 99A&B
99010644	Brownsville, TX Ltd Tax GO99AB
99010645	Blount County, TN GO Ser 1999
99010647	Bergenfield (Boro) NJ GO 99
99010648	Bellmead, Texas GO 1999
99010650	Genesee Co., NY GO 99
99010651	Tempe UHSD #213, AZ GO Ser 99B
99010652	Cleveland (City), OH GO LTD 99
99010653	San Bernardino City USD, CA GO
99010655	Clarkstown (Town), NY GO 99
99010659	Mendota Twp. HSD #280, IL 99
99010660	LAREDO, TEXAS GO 1999A & B
99010661	Mauston SD, WI GO
99010662	Butterfield Park Dist, IL GO
99010673	Wiseburn SD, CA GO 99
99010675	Northville (Township of) MI
99010678	Raritan (Twp of), NJ GO 1999
99010681	Laurens County SD #55, SC GO
99010684	Carson City, NV Ltd Tax GO 99A
99010685	Carson City, NV Ltd Tax GO 99B
99010687	Evergreen Local SD, OH GO 99
99010689	Camden County Imp Auth,NJ 99
99010696	Bedford (City) OH 99
99010697	Union County, NC GO Ser 99 A&B
99010698	Kiel Area SD WI GO 99
99010699	Brownsville, TX Ltd Tax GO 99B
99010700	Lake Tahoe USD, CA GO 99A
99010703	Baldwin UFSD, NY GO 99
99010704	Gadsden ISD #16, NM GO 1999
99010705	Union County, NC GO Ser 99 B
99010706	Agawam, MA dtd 9/1/99

Policy Id	Policy
99010708	Carl Sandburg CCD #518, Il 99A
99010710	Apache Junction USD #43, AZ GO
99010711	Flower Mound, TX GOLT/COO 1999
99010712	Kimberly Area SD, WI GO 99
99010713	Suffolk County, N Y GO 99B
99010715	Gaylord (City), MI GO 99
99010716	McLennan Jr. College, TX 99
99010719	Copperas Cove (City), TX LTD99
99010720	Park City, Utah GO 1999
99010721	Brunswick City SD, OH 1999
99010722	Avon Lake City SD, OH GO 99
99010724	Long Creek Twp,IL Bond Bank 99
99010726	Richmond, TX GO Series II 1999
99010728	TORRINGTON (CITY OF), CT GO 99
99010731	Springfield (City) OH 1999
99010733	Rhode Island (State Of) GO 99A
99010734	East Meadow UFSD, NY GO 99
99010735	Huron City SD, OH GO 99
99010739	Lexington Cnty SD #4, SC GO 99
99010740	Port Jervis, NY GO 99
99010741	Myrtle Beach, SC GO 99
99010744	Nevada St GO Col Rvr Comm 99A
99010745	Inglewood Unified SD, CA GO99A
99010748	Calumet (City of), IL GO 99B
99010756	Plainfield (City), NJ GO 99
99010761	Sun Prairie Area SD, WI GO 99
99010762	Erie County, Ohio LTD TX 99
99010763	Manhattan Beach USD, CA GO 99C
99010764	Lake In The Hills (Vlg of), IL
99010771	Erie County, New York GO 99
99010773	Defiance (Co.) OH LTD 99
99010777	Streetsboro, OH Series 1999
99010780	Richwood, TX Ltd Tax 99
99010782	Centerville, OH GO Ltd Tax 99
99010784	Brea Olinda USD, CA GO Ser 99A
99010787	Richland County, OH Ltd GO 99
99010791	Monona Grove SD, WI GO 99
99010792	Lamont SD, CA GO 1999 Series A
99010793	The County of Marion, IL GO 99
99010795	Chicago Park Dist, IL Aq+Mu 99
99010798	Pima County, Arizona GO Ser 99
99010801	Middletown (City of)OH GOLTD99
99010802	Incline Vg Gen ImpDist,NV GO99
99010803	Arnold (City), PA
99010804	Tuckahoe UFSD, NY GO 99
99010805	Wylie, TX LT GO 1999
99010806	Tahoe Truckee USDSFID1,CA GO99
99010807	Tahoe Truckee USDSFID2,CA GO99
99010809	Hillsboro, IL GO (Alt Rev) 99
99010814	Las Vegas, Nevada GO Ltd Tax
99010818	Northampton (City), MA GOLT 99
99010821	Illinois State GO Series 10/99
99010822	Clinton (County), IL GO 99
99010824	Troy City SD, NY GO 99
99010825	Lima (City), OH LTD GO 99

Schedule 1

List of Covered Policies

Policy Id	Policy
99010827	Leander (City) TX 99
99010828	Summit County, OH 99
99010830	Elko, Nevada GO Ltd Tax 99 A&B
99010839	MONTGOMERY CNTY MUD#47,TXGO99
99010840	Chichester SD, PA GO 99
99010841	Anchor Bay SD, MI GO 99I
99010844	Marion County, Tennessee GO 99
99010847	California State GO 10-1-99
99010849	Washington Cnty, TN GO 99B
99010852	Charleroi Area SD, PA GO 99
99010854	Berlin (Town of), MA GO 99
99010855	Rockland (County of), NY GO 99
99010856	Hamilton Co. CUSD #10, IL 99
99010857	Florida State Bd of Ed GO 99C
99010858	Dalton-Nunda CSD, NY GO 99
99010859	Norway-Vulcan Area School MI
99010860	Romulus Comm Schs, MI GO 99
99010864	Bayville (Vlg) NY GO 99
99010865	Voorhees (Twp), NJ GO 99
99010869	Cranston, RI GO 99
99010870	Holyoke (City of), MA GOLT 99
99010873	Berrien Sprgs Pub Sch, MI GO99
99010875	Canton Bldg Auth (Twp), MI GO
99010876	Kaleva Norman Dickson SD,MI GO
99010877	Manistee Area Pub Schs, MI GO
99010878	Delanco (Township) NJ GO 99
99010879	Chicago (City of), IL GO 99
99010880	Miami-Dade County,Florida GO99
99010881	Centreville Pub Schls, MI GO99
99010882	Boyne City Pub.Schools,MI GO99
99010883	Canon-McMillan SD, PA GO 99
99010884	Ketchikan Gateway Bor,AK GO 99
99010889	Shreveport, LA GO Series 99A
99010891	HILTON HEAD ISLAND, SC GO 99A
99010893	Brimley Area Schools, MI GO 99
99010894	Jonesville Comm. Sch, MI GO 99
99010895	Ipswich (Town) MA GO LTD
99010896	St. Michael (City), MN GO 99
99010898	Mesa, AZ GO 1999
99010901	Comstock Park PS, MI GO 99
99010906	Kingston (Town), MA GOLT 99
99010910	Johnson & Union Cos CUSD 1, IL
99010916	Geneva (City of), IL GO 99
99010919	Eastern York SD, GO 99
99010923	Derry Coop SD, NH dtd 11/15/99
99010927	Mount Olive TWP, NJ GO 99
99010928	Allentown City SD, PA GO 99AB
99010929	Vernon (Twp) BOE, NJ GO 99
99010931	SUNNYSIDE USD #12, AZ GO 99
99010934	OXFORD, CONNECTICUT GO 99
99010937	Clementon, NJ GO 1999
99010939	Uniondale Union Free SD, NY 99
99010940	Northwestern MI Coll GO 99
99010942	Holliston (Town), MA GO 99
99010947	Oak Lawn (Village), IL GO 99

Policy Id	Policy
99010950	Quincy, Illinois GO 99
99010951	Tempe ESD #3, AZ GO Ser E (99)
99010955	Mercer Co Imp Auth Pkg,NJ 99AB
99010956	Clear Brook City MUD, TX GO 99
99010957	Burrillville (Town), RI GO 99
99010960	Colony, Texas Ltd Tax GO Ser99
99010962	Waxahachie, TX GO Ltd Tax 99
99010966	Upper Saddle River BOE, NJ GO
99010967	South Brunswick Twp BOE, NJ 99
99010968	Middleborough (Town) MA GO A
99010971	Barnegat (Twp), NJ GO 99
99010972	Littleton (Town of) MA 99 LMTX
99010973	Salem County, NJ GO 99
99010975	Wicomico County Maryland GO 99
99010976	Lumberton, NJ GO 99
99010980	Willow Springs,IL Alt Rev GO99
99010984	Northport Pub. Sch., MI GO 99
99010985	Union Elementary SD, CA GO 99A
99010988	St Clair County, MI LTD
99010991	Amphitheater USD #10, AZ GO 99
99010993	Lancaster County, SC GO 99
99010994	Merrimac (Town), MA GO 99
99010996	Mercer Co Imp Auth ArenaNJ 99A
99010998	Billerica (Town), MA GOLT 99
99011000	Suffolk County, NY GO 99C
99011001	Mount Kisco (Vlg), NY GO 99
99020002	Florida State Bd of Ed GO 98 D
99020007	New York City, NY GO 98JK
99020008	New York City, NY GO 99E
99020009	New York City, NY GO 99E
99020010	New York City, NY GO 99E
99020011	New York City, NY GO 99E
99020012	New York City, NY GO 99E
99020013	New York City, NY GO 99E
99020014	New York City, NY GO 99E
99020016	NEW YORK CITY, NY GO 98EF
99020020	New York City, NY GO 99 F/G
99020021	New York City, NY GO 99 F/G
99020022	New York City, NY GO 99 F/G
99020023	New York City, NY GO 99 F/G
99020024	New York City, NY GO 99 F/G
99020025	New York City, NY GO 99E
99020026	New York City, NY GO 99E
99020027	New York City, NY GO 99E
99020029	New York City, NY GO 99 F/G
99020030	New York City, NY GO 99E
99020031	New York City, NY GO 99 F/G
99020032	New York City, NY GO 99E
99020033	New York City, NY GO 98JK
99020035	New York City, NY GO 99E
99020037	New York City, NY GO 99 F/G
99020038	New York City, NY GO 99 F/G
99020039	New York City, NY GO 98C
99020040	New York City, NY GO 99E
99020044	New York City, NY GO 99 F/G

Schedule 1

List of Covered Policies

Policy Id	Policy
99020045	New York City, NY GO 99 F/G
99020047	NEW YORK CITY, NY GO 98EF
99020048	New York City, NY GO 99 F/G
99020049	New York City, NY GO 99 F/G
99020050	NEW YORK CITY, NY GO 97B,C,&D
99020052	New York City, NY GO 99 F/G
99020054	New York City, NY GO 99E
99020062	CALIFORNIA STATE GO 12-1-98
99020073	CALIFORNIA STATE GO 10-1-97
99020086	CALIFORNIA STATE GO 4-1-99
99020089	New York City, NY GO 99H
99020091	New York City, NY GO 99I
99020092	New York City, NY GO 99I
99020105	NEW YORK CITY, NY GO 98EF
99020133	New York City, NY GO 99J
99020135	New York City, NY GO 99J
99020136	New York City, NY GO 99I
99020140	New York City, NY GO 99KL
99020141	NEW YORK CITY, NY GO 98EF
99020142	New York City, NY GO 99H
99020148	New York City, NY GO 99KL
99020155	NEW YORK CITY, NY GO 98EF
99020160	New York City, NY GO 99J
99020163	New York City, NY GO 99H
99020164	New York City, NY GO 99 F/G
99020166	Los Gatos-Srtga JUHSD,CA GO98A
99020168	New York City, NY GO 99 F/G
99020171	North Charleston, SC GO Ser 99
99020172	North Charleston, SC GO Ser 99
99020179	NEW YORK CITY, NY GO 98EF
99020216	New York City, NY GO 99 F/G
99020217	New York City, NY GO 99 F/G
99020227	New York City, NY GO 99KL
99020230	NEW YORK CITY, NY GO 98D
99020231	New York City, NY GO 99H
99020244	Connecticut St GO & Lease 99B
99020245	New York City, NY GO 99A
99020253	New York City, NY GO 99E
99020255	New York City, NY GO 99H
99020263	NEW YORK CITY, NY GO 98D
99020266	NEW YORK CITY, NY GO 98EF
99020267	New York City, NY GO 98JK
99020271	NEW YORK CITY, NY GO 98AB
99020272	NEW YORK CITY, NY GO 98D
99020278	Los Angeles, California GO 98
93010199	Grand Rapids, MI Wtr System 92
94010451	ORANGE & ROCKLAND UTIL, FWD 94
00010001	Beaufort-Jasp Co W&S Rev 2000
00010002	Beaufort-Jasp Co W&S Rev 2000
00010024	Beaufort-Jasp Co W&S SRF93 Sur
00010025	Beaufort-Jasp Co W&S Sur SFR96
00010026	Beaufort-Jasp Co WS SRF98A Sur
00010027	Beaufort-Jasp Co WS SRF98B Sur
00010063	Florida State BOE Lottery 99A
00010064	Florida State BOE Lottery 99A

Policy Id	Policy
00010067	Miami-Dade Co Exp Auth FL 2000
00010069	Beaufort-Jasp W&S, SC Sur 00B
00010075	Chandler, AZ Water & Sewer 00
00010080	Univ of Ill South Campus 2000B
00010087	Jacksonville Prt Au,FL Apt00AB
00010091	Boulder Co.,CO Sls&Use Tax00AB
00010092	Boulder Co.,CO Sls&Use Tax00AB
00010093	Kansas City, MO Wtr Rev 2000A
00010111	Florida Dept. of Tran. 2000A
00010113	Albany, NY Muni Wtr Auth 1999A
00010116	Galveston, TX Wtr & Swr Rev 00
00010130	Colorado Wtr Res Dev Auth 00A
00010135	Paris, TX Wtr/Swr Rev 2000
00010137	New York LGAC Sales Tax Surety
00010151	Dallas/Ft Worth Int’l Arpt 00A
00010159	Tucson, AZ St&Hwy Jr Lien 2000
00010161	ESCONDIDO, CA WTR REV COPS 00
00010175	Florida St BOE Lottery 2000A
00010176	Florida St BOE Lottery 2000A
00010179	UNIV. OF CONNECTICUT G0 2000
00010196	DADE CNTY, FL AVIATN REV 00A&B
00010197	Maine Turnpike Authority Rev00
00010200	Maine Turnpike Authority Rev00
00010221	Port of Oakland, CA Rev 2000K
00010222	Atlanta, GA. Airport Rev 00ABC
00010223	Atlanta, GA. Airport Rev 00ABC
00010225	Atlanta, GA. Arpt Sr. Surety
00010226	Atlanta, GA Air. Rev 2000C For
00010235	Columbia Cnty, GA Wtr&SwrSer00
00010237	FLORIDA PRSRV 2000,DOC STAMP00
00010263	College Station, TX Util 2000
00010277	Surprise AZ MuniPropCo Sltx 00
00010278	Surprise AZ MuniPropCo Sltx 00
00010279	Beaufort-Jasp W&S, SC Sur 00C
00010287	Westview ElementarySBC IN 2000
00010288	Upper Trinity Reg WtrRev TX00B
00010298	Clinton Ctl Sch Blg Corp,IN 00
00010300	Pompano Beach, FL Wtr & Swr 00
00010303	Minneapolis-St.Paul ArptRev 00
00010314	Upper Trinity RegWtrRev,TX 00A
00010317	Fresno, CA Sewer 2000A Sub.
00010318	Shreveport, LA W&S Rev 2000A
00010326	Rhode Island EDC (Arpt) 00AB
00010349	Hawaii - Airport Sys Rev 1999A
00010360	Phoenix Cv Imp Corp Wstewtr 00
00010388	Knox Middle SBC, In Lease 2000
00010392	Des Moines, IA Parking 00AB
00010394	Florida St BOE Lottery 2000B
00010395	Florida St BOE Lottery 2000B
00010396	Daytona Beach, FL W/S SSGFC 00
00010398	Arizona Brd of Regents (ASU)00
00010399	Sacramento Reg. CSD, CA 2000AB
00010404	Trinity Rvr 10Mile Creek TX 00
00010409	Univ of WV-Sys Rev Marshall00B
00010412	Fl Brd of Reg (U of FL) Hsg 00

Schedule 1

List of Covered Policies

Policy Id	Policy
00010413	Fl Brd of Reg (U of FL) Hsg 00
00010416	Martin County, FL Wtr/Swr Sys
00010424	Hollywood, FL Non-Ad V SSGFC00
00010429	Glendale, Arizona W&S Rev 2000
00010430	Glendale, Arizona W&S Rev 2000
00010432	Tulsa Airports Improv Trust00A
00010433	Tulsa Airports Improv Trust00A
00010462	Peoria, AZ W&S Rev Series 2000
00010463	Peoria, AZ W&S Rev Series 2000
00010465	Milwaukee Co WI Arprt Rev 00A
00010468	Brownsburg Comm Sch Corp,IN 00
00010472	Henry Co Wtr Swr Auth, GA 2000
00010487	Wichita, KS Wtr/Sew KDFA Loan
00010489	Wichita, KS Wtr/Sew KDFA Loan
00010493	Fountain Hills,AZ MPC Excise00
00010494	Fountain Hills,AZ MPC Excise00
00010503	Peoria (City of), AZ WIFA00-02
00010512	North Harris Mntg CCD,TX Rev00
00010513	North Harris Mntg CCD,TX Rev00
00010521	New York ST Thruwy Auth 2000B
00010525	Tucson, Arizona Wtr Sys Rev 00
00010527	William Paterson Univ 2000A
00010536	Gladstone, MO Wtr & Swr 2000
00010541	Florida St BOE Lottery 2000C
00010542	Florida St BOE Lottery 2000C
00010551	Houston, TX Water & Sewer 00 B
00010560	Palm Beach Co, FL Non-Ad Vl 00
00010577	Beaumont, TX Wtr & Swr Rev 00
00010578	Beaumont, TX Wtr & Swr Rev 00
00010580	Regional Trans Auth, LA Sur 91
00010591	Phoenix, AZ Excise Tax Sub. 00
00010617	Connecticut SpeclTax 2nd Ln 00
00010628	Riverton, UT Wtr Rev Ref 2000B
00010632	Melbourne (City of), FL WS 00A
00010643	Portland, OR SWR SYS Rev 2000A
00010651	Concord Cmty Sch BldCrp,INLS00
00010668	Citrus Heights Wtr Dist, CA 00
00010669	Hendersonville UD,TN Wtr & Swr
00010670	Hendersonville UD,TN Wtr & Swr
00010680	Pinellas Cnty, FL Sales Tax 00
00010681	Pinellas Cnty, FL Sales Tax 00
00010698	Stafford EDC, TX Sales Tax 00
00010699	Stafford EDC, TX Sales Tax 00
00010709	Winter Springs,FL Wtr & Swr 00
00010715	Rowan Univ, NJ (NJEFA) GO 00B
00010719	Mandeville, LA Sales Tax 2000
00010724	West Ouachita PSD, LA SlsTax00
00010734	GRAND VALLEY UNIVERSITY, MI 00
00010735	Orlando-Orange Co Exp,FLjrsrty
00010744	Mesa, Arizona Utlt. Sys. Rev00
00010745	Mesa, Arizona Utlt. Sys. Rev00
00010747	Lafayette, LA Sales Tax 2000A
00010748	Lafayette, LA Sales Tax 2000B
00010751	McKinney, TX Wtr&Swr Rev Ser00
00010762	Richmond, VA Metro Auth 00

Policy Id	Policy
00010765	Long Beach (Port of), CA 2000A
00010766	Miami Beach, FL Stormwtr Rev00
00010767	Miami Beach, FL Stormwtr Rev00
00010768	Portage, Indiana Lease 2000
00010777	Grand Rapids, MI Wtr Sys Rev00
00010789	Eastern Michigan Univ Ser B 00
00010790	Grand Rapids, MI Wtr Sys Rev00
00010799	Boise, ID Airport Rev COP 2000
00010801	Houston Arpt Sys,TX Rev 2000Sy
00010802	Boise, ID Airport Rev COP 2000
00010812	Beaufort-Jasp Co WS SC Sur 00D
00010815	Houston Arpt, TX Rev CP 2000Sy
00010820	Shelby Court BC, IN Lease 00
00010826	Lawrence Fire St. Corp, IN 00
00010831	Port St. Lucie, FL Gas Tax 00
00010832	Port St. Lucie, FL Gas Tax 00
00010834	Tyler (City of), TX Wtr&Swr 00
00010841	Tyler (City of), TX Wtr&Swr 00
00010851	Los Angeles CMTA PropC SlsTx00
00010856	Gallup, NM Sales Tax 2000
00010857	Gallup, NM Sales Tax 2000
00010862	Terrebonne Parish, LA ST-2000
00010869	Lakeland, FL (SSGFC) Non-Ad 00
00010873	Albany, GA Water Rev 2000
00010875	Bowling Green St.U,OH Gnrct 00
00010877	Florida Dept of Transpor 2000B
00010889	DASNY CUNY 2nd Res 2000B
00010890	DASNY CUNY 4th Res 2000A
00010899	Albany, GA Water Rev 2000
00010901	Iowa City, IA Water Revenue
00010908	San Francisco, CA Arpt 26A&26
00010910	Regional Trans Dist,CO SlsTx00
00010911	Regional Trans Dist,CO SlsTx00
00010924	Marshall, TX Wtr & Swr 2000
00010947	Albany County Arport Auth, NY
00010952	North Montgomery HSBC, IN 00
00010954	Westmoreland Co MA, PA W&S 00A
00010955	Santa Rosa Co, FL Exc Tax 2000
00020001	STATE UNIV/DASNY, NY LEASE 93A
00020018	San Francisco BART,Sales Tax98
00020034	MASS WATER RESOURCES 1993 C
00020038	Wisconsin (State)Motor Veh 98A
00020041	New York, NY Muni Wtr Auth 98D
00020042	San Francisco BART,Sales Tax98
00020043	DASNY CUNY Cons 3rd Res 98-1
00020044	DASNY CUNY Cons 3rd Res 98-1
00020061	STATE UNIV/DASNY, NY LEASE 93A
00020068	Sacramento Reg. CSD, CA 2000AB
00020076	Mass Port Authority 98ABC Sr
00020081	Illinois (State), SalesTax 97Y
00020127	New York City TFA 98C
00020139	Long Beach (Port of), CA 2000A
01010012	Avon 2000 Sch Bldg Corp, IN 01
01010015	North Montgomery HSBC, IN 01
01010017	Westmoreland Cnty MA,PA 01A

Schedule 1

List of Covered Policies

Policy Id	Policy
01010021	University Central FL, Hsg 00
01010022	University Central FL, Hsg 00
01010026	Jacksonville Elec FL W&S 2001A
01010043	Colorado Wtr Res Dev Auth 01A
01010053	Hollywood, FL Non-Ad Vlm
01010068	Pleasant Grove, UT Gas Tx 01
01010081	Fayette County, Indiana 2001
01010086	Suffolk Cnty Water Auth, NY 01
01010101	Franklin Twp S B C, IN 2001
01010108	Chandler, AZ Wtr & Swr 2001
01010109	Reg Trans Auth,IL SLS TX 01B
01010110	Reg Trans Auth,IL SLS TX 01B
01010116	Chandler, AZ Street&Hwy Rev 01
01010123	Cucamonga County, CA Water 00
01010124	Cucamonga County, CA Water 00
01010126	Raleigh-Durham NC Arpt Rev 01A
01010127	Raleigh-Durham NC Arpt Rev 01A
01010168	New York ST Thruwy Auth 2001A
01010171	Allegheny Cnty Port Spl Rev 01
01010186	Houston Arpt Rental Car Fac 01
01010187	Houston Arpt Rental Car Fac 01
01010194	Colleyville, TX Drain Revs 01
01010195	Colleyville, TX Drain Revs 01
01010229	Connecticut-Bradley Int’l Arpt
01010232	Tucson, Arizona Water Sys 01A
01010237	Eastern Municipal Water Dist01
01010243	Port of Portland, Or 01 15CD
01010246	Passaic County, NJ GO
01010251	Grapevine, Tx Wtr&Swr Rev 01
01010255	Pima County, AZ Sewer 2001
01010263	West Ouachita PSD,LA SlsTax 01
01010270	Port of Portland, OR 2001 15AB
01010278	Rowan Univ.(NJEFA), NJ 01B
01010279	Rowan University, NJ 01C
01010305	Pima County, AZ Sewer 2001
01010314	Oro Valley Municipal Property Corp, AZ 2001
01010317	Jacksonville, FL Sales Tx 2001
01010318	Regional Transportation Auth, IL Sales Tax 2001A
01010319	Norfolk, VA GARB 2001A&B
01010320	Regional Transportation Auth, IL Sales Tax 2001A
01010321	Metro Nashville Arpt,TN 2001A
01010323	Metro Nashville Arpt,TN 2001A
01010324	Elwood Middle School Building Corporation, IN 2001
01010328	San Antonio, TX Water Rev 2001
01010329	San Antonio, TX Water Rev 2001
01010343	Fairfield-Suisun SD,CA Swr 01
01010356	Dallas Co WC&ID 6,TX W&S Rev01
01010359	Lauderhill, Florida Sales Tax 2001
01010362	Farmington, Mn RDA Lse 01A
01010364	Harrisburg, PA Water Auth 01A
01010376	Wa-Nee Middle SBC, In Lease 2001
01010379	Cincinnati (Univ. of), OH GO 01
01010393	Greene County, AR Sales Tax 2001
01010399	Tallahassee, FL Consolidated Utility Systems 2001
01010401	Upper Trinity Regional Water District, Texas 2001

Policy Id	Policy
01010423	Gresham, Oregon Stormwater Rev 2001
01010426	Penn Turnpike Com Series S
01010434	Osceola County Sch Dist, FL Sales Tax 2001
01010438	Ocala, FL W&S Rev 2001
01010465	Bergen Co Util Auth, NJ
01010469	Hawaii - Airport Sys Rev
01010478	Palm Beach Cnty, FL Non-Ad Vlm Series 2001
01010480	Palm Beach Cnty, FL Non-Ad Vlm Series 2001
01010484	Porter Township HSBC, Indiana
01010498	Valparaiso MS Bldg Corp, IN 01
01010502	Detroit (City of), MI Water
01010504	Minneapolis-St.Paul ArptRev,MN
01010505	Minneapolis-St.Paul ArptRev,MN
01010506	Detroit (City of), MI Water
01010508	Detroit (City of), MI Water Second Lien 01
01010525	Laredo, Texas Sales Tax 2001-Sports Venue
01010538	Round Rock Transp Sys Dev Corp, TX Sales Tax 2001
01010539	Round Rock Transp Sys Dev Corp, TX Sales Tax 2001
01010542	Lafayette Redev Auth, IN Lse 01B
01010556	North Richland Hills, TX Sales Tax 2001
01010558	University of Massachusetts GO
01010559	University of Massachusetts GO
01010575	Miami-Dade Co. Exp Auth, FL 01
01010584	Marshall Univ, WV Hsg & Parking 2001A
01010596	Cucamonga County, CA Water 2001
01010597	Cucamonga County, CA Water 2001
01010624	Phoenix Civic Improvement Corp, AZ Wastewater 2001
01010625	Town Center Imp Dist, TX Sales/Hotel Tax 2001
01010631	KANSAS CITY METRO Com College, MO LEASE
01010633	Washington Terrace (City), Utah W&S 2001
01010642	Ferris St Univ Brd of Trustees, MI Gen Rev 2001
01010644	Marion County, FL Utility System Rev 2001
01010645	Marion County, FL Utility System Rev 2001
01010652	Burleson, TX Waterwrks & Sewer 2001
01010653	Burleson 4A Economic Devel Corp., TX Sls Tx 01
01010654	Burleson Community Serv Dev Corp., TX Sls Tx 01
01010666	Valparaiso MS Bldg Corp, IN 01B
01010668	Univ of Illinois 2001B+C
01010672	San Francisco, CA Int’l Arpt Issue 27B
01010673	Seattle, WA Drainage &Wstewtr 2001
01010674	Seattle, WA Drainage &Wstewtr 2001
01010675	Denver, CO - Arpt Sys Rev 2001AB
01010676	Georgetown, SC W&S Rev SRF Loan (Surety) 2001
01010682	Jasper Economic Dev Corp, TX Sls Tx 01
01010696	Logansport High School Building Corporation, Ind
01010697	Escambia County Utilities Authority, FL W&S 2001
01010698	Escambia County Utilities Authority, FL W&S 2001
01010699	Tucson, Arizona Water Sys Rev 2000-A (2001)
01010705	Brevard County, FL Tourist Development Tax Ser 01
01010713	Philadelphia, PA - Arpt Rev 01A
01010714	Philadelphia, PA - Arpt Rev 01B
01010722	West University Place, TX Wtr & Swr Rev, Ser 2001A
01010724	Palm Bay, Florida W&S 2001
01010726	Palm Bay, Florida W&S 2001 Surety
01010738	New York City TFA 2002A

Schedule 1

List of Covered Policies

Policy Id	Policy
01010747	West University Place, Texas Wtr & Swr Rev, 2001B
01010767	Venice (City) Fl Sales Tax 2001
01010776	Univ. of California Rev Bonds Series M
01010781	Florida State BOE Lottery Ser 2001B
01010782	Florida State BOE Lottery Ser 2001B
01010786	Charlotte County, FL Water & Sewer 2001
01010787	Charlotte County, FL Water & Sewer 2001
01010797	Cadillac (City of), MI Wtr/Swr 2001
01010809	Tri-County School Corporation, Indiana 2001
01010810	Imperial (City), CA Wastewater 2001
01010811	Imperial (City), California Water 2001
01010816	Delaware County Reg Wtr Auth, PA Swr Rev 01
01010820	Richland-Bean Blossom 2000 SBC, Indiana
01010828	San Jose, CA - Airport Rev 2001A
01010841	Tampa Bay Wtr Auth, FL Rev 01
01010846	Northeast Sullivan Multi-Sch Bldg Corp, IN
01010852	Shelby East SBC IN 2001
01010860	Riverside, Ca. Water Rev. 2001
01010867	Tippecanoe Cnty Middle Sch Bldg Corp,IN Lease 2001
01010876	Neptune Beach (City), Florida W&S 2001
01010877	Phoenix Civic Imprv Corp, AZ Water System Rev 01
01010881	Clean Water Services, Oregon 2001
01010882	Clean Water Services, Oregon 2001
01010892	Henry Cnty Gov Cntr BC, In Lse RFG 2001
01010902	NORTHERN ILLINOIS UNIV AUX REV 2001
01010912	Appleton (City), WI W&S Rev 01
01010914	INDIAN RIVER CNTY, FL SLS TAX 2001
01010915	INDIAN RIVER CNTY, FL SLS TAX 2001
01010924	Ocala, FL Water & Sewer Rev Refg 2001A
01010925	Ocala, FL Water & Sewer Rev Refg 2001A
01010926	Cleveland Heights (City of), OH Non-advlrn Rev 01A
01010935	Petoskey (City), MI Wtr. & Swr. 2001
01010941	BATON ROUGE, LOUISIANA SLS TAX Series 2001A
01010944	Miller County, Missouri Lease 2001
01010950	Parker Water and Sanitation District, CO W&S 2001
01010960	Kearns Imprvmnt Dist, UT Sewer 2001
01010966	East Baton Rouge Parish, LA Sales Tax Series 2001
01010972	Jeffersonville-Clark Co Bldg Auth, IN Lease GO 01
01010977	Penn Turnpike Com Series T
01010984	Cass County, MO Lease
01010987	East Maine School District #63, IL GOLT 2001
01010988	East Maine School District #63, IL GOLT
01012003	Panama City, Florida Public Service Tax 2001
01012005	San Antonio, TX - Airport Rev Series 2001
01012007	Passaic County, New Jersey GO 2001
01012015	Grand Prairie (City), Texas Sales Tax 2001
01012016	Grand Prairie (City), Texas Sales Tax 2001
01012023	Panama City, FL Public Service Tax 2001 - Surety
01012033	Idaho University 2001
01012034	Idaho University 2001 - Surety
01012060	Perry Twp MSD (PTMBC of 1996), IN Lease 2001
01012064	Oak Park (Village), Illinois W&S 2001
01012069	Martin County, FL Wtr/Swr Sys 01
01012070	Martin County, FL Wtr/Swr Sys 01
01012082	Wichita, Kansas Watr & Sewer

Policy Id	Policy
01012083	Wichita, Kansas Watr & Sewer
01012111	League City, Texas W&S GCWA 2001
01012126	New Jersey Educ Facil Auth (Montclair), NJ 2001F
01012127	New Jersey Educ Facil Auth (Montclair), NJ 2001F
01012131	Tippecanoe County GBC, IN Lease 2001
01012134	Merrillville Multi-School BC, IN GO Lease 2001
01012135	Northern Wells CSBC, IN LSE 2001
01012148	Hillsborough County, FL CIT, Rev 2001 A&B
01012150	Hillsborough County, FL CIT, Rev 2001 A - Surety
01012156	Hillsborough County, FL CIT, Rev 2001 B - Surety
01012158	Port of Seattle, WA Rev. 2001ABCD
01012159	Port of Seattle, WA Rev. 2001ABCD
01012160	Port of Seattle, WA Rev. 2001ABCD
01012170	Tacoma (City), WA Sewer 2001A
01012178	Detroit, MI Sewer Disposal 2001A
01012179	Detroit, MI Sewer Disposal 2001B
01012180	Detroit, MI Sewer Disposal 2001C-2
01012190	Tampa Bay Regional Water Authority, FL 2001B
01012199	Detroit, MI Sewer Disposal Second Lien 2001E
01012210	Lakeland, FL (SSGFC) Non-Ad Valorem 2001
01012214	Seminole County, FL SLS TX 2001
01012215	Seminole County, FL SLS TX 2001
01012222	Tallahassee,FL SlsTax&Gtd Entitl,2001
01012223	Tallahassee,FL SlsTax&Gtd Entitl,2001
01012225	Univ. of California Rev Bonds Series N
01012226	Northern Kentucky Wtr Dist Rev 2001A
01012233	Elwood (City), Indiana
01012234	Norfolk, Va Water Revenue 2001
01012236	Norfolk, Va Water Revenue 2001
01012239	Columbia, SC Water/Sewer Sys Surety 01
01012258	Brevard County, FL Sales Tax 2001
01012259	Brevard County, FL Sales Tax 2001
01012270	Sunman Dearborn ISBC, IN 2001
01012279	Pearland, Texas Water & Sewer Revs
01012283	Seattle, WA Water System Revs 2001
01012284	Seattle, WA Water System Revs 2001
01012291	Webster Groves, (City) MO LSE 2001
01012301	Fort Pierce (City of), FL 2001
01012302	Fort Pierce (City of), FL 2001
01012303	Passaic Valley Wtr Comm, NJ W&S 2001 A&B Surety
01012323	South Gate Utility Auth, CA 2001 REV
01012324	Houston (City), Texas Airport System 2001A
01012327	King County, WA Sewer Rev 2001
01012330	Tacoma, WA Water System 2001
01012331	Philadelphia, PA
01012333	Apopka, FL Water & Sewer Rev 2001 & Refunding
01012338	Iowa City, Iowa Sewer 2001
01012340	Apopka, FL Water & Sewer Rev 2001 & Refunding
01012342	Washington School District, MO Lease 2001
01012349	Metropolitan Transportation Authority,NY DTF 2001A
01012353	Kankakee (City of), IL 2001A Sr Lien
01012367	Chesapeake Bay Bridge/Tunnel, VA Rev 2001
01012369	Seacoast Util. Auth, FL 2001
01012382	Delaware Transportation Authority 2001
01012383	Westmoreland County MA, PA W&S 2001 Surety

Schedule 1

List of Covered Policies

Policy Id	Policy
01012384	Wichita, Kansas Water & Sewer 2001
01012385	Wichita, Kansas Water & Sewer 2001
01012386	Tri-Creek South Nichols SBC, IN LSE
01012392	Chesapeake Bay Brdg/Tunnel, VA 2001 JR
01012396	Alabama University Gen Fee Rev 2001
01012405	Nassau County, FL Gas Tax 2001
01012410	Virgin Valley Water District, NV Rev 2001
01012411	Virgin Valley Water District, NV Rev 2001
01012419	Midlothian Comm Dev Corp, Texas Sales Tax Ser 2001
01012422	Knoxville (City), TN Wastewater 2001A
01012425	Escambia County Utilities Authority, FL W&S 2001B
01012426	Escambia County Utilities Authority, FL W&S 2001B
01012430	Lafayette, Louisiana Sales Tax 2001A
01012431	Lafayette, Louisiana Sales Tax 2001B
01012433	South Central Conn Regl Wtr Auth. Surety
01012439	Battle Creek (City of), MI WstWtr Rev 2001
01012441	SUNY Lease Rev (DASNY) 2001
01012445	Lehigh County Authority, PA Water 2001
01012446	Fountain Hills, AZ MPC Rev 2001
01012447	Fountain Hills, AZ MPC Rev 2001
01012450	Pearland, Texas Water & Sewer Revs 2001
01012457	Nevada Univ & Comm. Clg System REV 01A
01012478	Lawrence County, In Lease
01012483	Dallas/Ft Worth Intl Arpt 01A
01012484	Dallas/Ft Worth Intl Arpt 01A
01012485	Boone-Florence Wtr Commis, KY WTR REV 01
01012486	Conway (City of), AR Water 2001
01012490	Alabama Univ@Birmingham,GenRev2001
01012491	Excelsior Springs, MO GO&Lease
01012499	Morgan State University, MD 2001
01012508	Warrensburg (City), MO Lease 2001
01012518	Tulsa Arpts Improv Trust, OK 01AB
01012519	Tulsa Arpts Improv Trust, OK 01AB
01020003	New York City TFA 98B
01020004	New York City TFA 98C
01020006	New York City TFA 2000B
01020012	New York City TFA 98B
01020037	New York City TFA 99B
01020046	New York City TFA 98C
01020048	San Francisco BART,Sales Tax98
01020061	New York City TFA 98B
01020062	New York City TFA 98B
01020063	Los Angeles Dept Wtr&Pwr 01WTR
01020068	Los Angeles Dept Wtr&Pwr 01WTR
01020083	New York City TFA 98B
01020085	Los Angeles Dept Wtr&Pwr 01WTR
01020088	New York City TFA 98C
01020089	New York City TFA FY98 A
01020090	MASS WATER RESOURCES 1993 C
01020091	Los Angeles Dept Wtr&Pwr 01WTR
01020092	New York City TFA 98B
01020093	Los Angeles Dept Wtr&Pwr 01WTR
01020095	New York City TFA 98B
01020101	Mass Port Auth,Rev Bonds 98D/E
01020102	Los Angeles Dept Wtr&Pwr 01WTR

Policy Id	Policy
01020103	Mass Port Auth,Rev Bonds 98D/E
01020107	Los Angeles Dept Wtr&Pwr 01WTR
01020108	Los Angeles Dept Wtr&Pwr 01WTR
01020111	New York City TFA 98C
01020114	New York City TFA 98C
01020116	Los Angeles Dept Wtr&Pwr 01WTR
01020148	Los Angeles Dept Wtr&Pwr 01WTR
01020151	New York City TFA 99B
01020153	Los Angeles Dept Wtr&Pwr 01WTR
01020155	New York, NY Muni Wtr
01020159	Los Angeles Dept Wtr&Pwr 01WTR
01020164	Bay Area TA CA Toll Rev 01B
01020168	Charlotte, NC Wtr & Swr Rev
01020174	New York, NY Muni Wtr 2001C,D&E
01020179	New York City TFA 98B
01020182	New York, NY Muni Wtr 2001C,D&E
01020184	New York, NY Muni Wtr 2002A
01020185	New York, NY Muni Wtr 2002A
01020186	New York, NY Muni Wtr 2001C,D&E
01020188	New York, NY Muni Wtr 2001C,D&E
01020189	New York City TFA 98B
01020190	New York City TFA 2002A
01020191	New York City TFA 2002A
01020192	New York City TFA 2002A
01020193	New York, NY Muni Wtr 2002A
01020195	New York, NY Muni Wtr 2002A
01020197	New York, NY Muni Wtr 2002A
01020199	New York City TFA 98C
01020200	New York City TFA 98B
01020201	New York, NY Muni Wtr 2002A
01020202	Mass Port Auth,Rev Bonds 98D/E
01020206	New York, NY Muni Wtr 02BC
01020209	New York, NY Muni Wtr 02BC
01020210	New York, NY Muni Wtr 02BC
01020211	New York City Muni Wtr 2001B
01020213	New York, NY Muni Wtr 02BC
01020214	New York, NY Muni Wtr 02BC
01020215	Port Authority of NY and NJ 124 Ser (2001)
01020216	New York, NY Muni Wtr 02BC
01020217	Port Authority of NY and NJ 124 Ser (2001)
01020218	New York, NY Muni Wtr 02BC
01020219	New York, NY Muni Wtr 2002A
01020220	New York, NY Muni Wtr 02BC
01020221	Port Authority of NY and NJ 124 Ser (2001)
01020222	New York, NY Muni Wtr 02 D,E,F
01020223	Port Authority of NY and NJ 124 Ser (2001)
01020224	Port Authority of NY and NJ 124 Ser (2001)
01020225	Port Authority of NY and NJ 124 Ser (2001)
01020226	Los Angeles Dept Wtr&Pwr 01WTR
01020227	Port Authority of NY and NJ 124 Ser (2001)
01020228	New York St ThruwayAuth-Toll E
01020232	Port Authority of NY and NJ 124 Ser (2001)
01020236	New York, NY Muni Wtr 02 D,E,F
01020238	New York, NY Muni Wtr 2002A
01020239	New York, NY Muni Wtr 02 D,E,F

Schedule 1

List of Covered Policies

Policy Id	Policy
01020241	New York, NY Muni Wtr 2002A
01020242	New York, NY Muni Wtr 02 D,E,F
01020250	Univ. of California Rev Bonds Series N
01020262	New York City TFA
01020264	Triborough Bridge Special
01020265	New York City TFA 99B
01020269	New York, NY Muni Wtr 02 D,E,F
01020270	New York, NY Muni Wtr 02 D,E,F
01020271	Sacramento Co, CA SD 1 Sewer00
01020273	New York, NY Muni Wtr 02 D,E,F
01020281	New York City TFA 98C
01020285	Port Authority of NY and NJ
01020287	New York, NY Muni Wtr 02 D,E,F
01020288	New York, NY Muni Wtr 2001C,D&E
01020291	New York, NY Muni Wtr 2001C,D&E
01020292	New York, NY Muni Wtr 2001C,D&E
01020294	New York, NY Muni Wtr
01020295	Port Authority of NY/NJ 122
01020296	Port Authority of NY/NJ 122
01020301	Port Authority of NY/NJ 122
01020304	New York City TFA 99B
02010002	Boynton Beach, FL Wtr & Swr 2002 FWD
02010006	Tucson (City), AZ Water System Revenue 2002
02010007	North Penn Water Authority
02010012	Cleburne 4B Economic Dev Corp, Texas Series 2002
02010013	Cleburne 4B Economic Dev Corp, Texas Series 2001
02010015	West Clark Sch Bldg Corp, IN 02
02010020	Gautier Utility Dist, MS Comb Util Rev 02
02010021	Gautier Utility Dist, MS Comb Util Rev 02
02010025	Richmond, VA Metro Auth 02
02010033	Ball State University, IN Rev Student Fee 2001 K
02010045	Public Util Dist. #1 of Snohomish CO, WA Rev 02
02010047	Collier County, Florida Sales Tax Series 2001
02010048	Collier County, Florida Sales Tax Series 2001
02010049	Zionsville Comm. Sch. Corp., IN GO lease 2002
02010062	Mesa, Arizona Utility System 2002
02010063	Mesa, Arizona Utility System 2002
02010075	Pima County, AZ St&Hwy 2002
02010093	Mesa, AZ Street & Highway Rev 2002
02010099	Regional Trans Dist, CO Sls Tax 2001
02010101	West Virginia Pkwy 2002
02010105	Florida St BOR, Univ Sys Mand Fee 2001
02010106	Florida St BOR, Univ Sys Mand Fee 2001
02010107	Mobile Alabama Water & Sewer 2002
02010111	North Texas Muni Wtr Dist, TX REV 02 -Trinity East
02010113	Boise State Univ, ID 2002
02010114	Boise State Univ, ID 2002
02010116	Mesa (City of), AZ Ref Utility System 02
02010117	Mesa (City of), AZ Ref Utility System 02
02010132	Palo Alto, CA Utility Rev 2002A (Water & Gas)
02010140	East Cocalico Township Auth, PA Wtr Rev 2002
02010149	Northern KY Wtr Dist (fna Kenton Co. KY WD) 02A
02010176	Stockton-East Water District, CA W&S 2002
02010177	Stockton-East Water District, CA W&S 2002
02010186	Univ of Conn Spec Obli Stu Fee Rev Ref 2002A

Policy Id	Policy
02010203	El Paso (City), TX W&S 2002
02010206	Tampa, Florida Non-Ad Vlm Series 2002A
02010211	Monroe City Sch Dist, LA Sales Tax 2002
02010225	Winter Haven, FL Sales Tax Rev 2002
02010226	Winter Haven, FL Sales Tax Rev 2002
02010232	West Sacramento Financing Authority, CA Water 2002
02010243	North Hudson Sewerage Auth Rev 2002A
02010256	Sugar Land 4B Corporation, TX Sales Tax 2002
02010259	Colorado University Auxiliary Rev
02010261	West Sacramento Financing Authority, CA Water 2002
02010262	Pennsylvania (Commonwealth) GO 2002
02010281	Tampa-Hillsborough (State of Florida) Exprswy 2002
02010282	Tampa-Hillsborough (State of Florida) Exprswy 2002
02010286	New York State DASNY-SUNY GO/Lease 2002A
02010287	Eastern Michigan Univ Brd of Rgnts, MI Gen Rev 02
02010295	Sammamish Plateau WtrSwr Dist 2002
02010309	San Antonio, TX - Airport PFC & Jr Lien GARB 2002
02010310	San Antonio, TX - Airport Rev GARB 2002
02010317	Tacoma (City), WA Sewer Rev 2002
02010320	Eastern Michigan Univ Brd of Rgnts 2002B
02010331	University & Community College Sys, NV Rev 2002A
02010345	Bates County, Missouri COP 2002
02010364	Kalamazoo (City of), MI Water System
02010377	Phoenix, AZ Water System Rev
02010385	Nacogdoches, TX Wtr & Swr 2002
02010388	Arlington (City of), TX Wtr & Swr 2002
02010415	Little Elm (Town of), TX 2002 REV
02010416	Valparaiso Multi Sch Bldg Corp, IN 2002
02010417	Jacksonville (City), FL Excise Tax 2001B
02010419	Boone Cons Pub Wtr Sup Dist #1, MO Rev
02010429	Brazos River Auth, TX (Lake Granbury) REV 2002
02010430	Brazos River Auth, TX (Lake Granbury) REV 2002
02010435	Orange Park FL W&S 2002 Rfdg
02010437	Illinois (State), Sales Tax Build Illinois 2002
02010438	Illinois (State), Sales Tax 2002
02010441	Monroe (City), LA Sales Tax 2002
02010442	Monroe (City), LA Sales Tax 2002
02010446	Orange Park FL W&S 2002 Rfdg
02010447	Jacksonville (City), FL Excise Tax 2001B
02010450	Denver (City and County), CO WstWtr 2002
02010451	Denver (City and County), CO WstWtr 2002
02010456	PASCO COUNTY, FL GAS TAX 02
02010462	Stockton-East Water Dist, CA W&S 2002B
02010463	Stockton-East Water Dist, CA W&S 2002B
02010464	Westmoreland County Community College, PA
02010468	Jacksonville Elec Auth, FL W&S
02010473	Florida State BOE Lottery 2002
02010474	Florida State BOE Lottery 2002
02010478	Anderson (City of), SC Wtr & Swr 2002
02010479	Anderson (City of), SC Wtr & Swr 2002
02010481	St. Cloud, Florida Sales Tax, Series 2002
02010482	St. Cloud, Florida Sales Tax, Series 2002
02010491	New York City TFA 2002C
02010496	Goshen Community Schools, IN Lease 2002
02010498	Gulfport, MS (MS Dev. Bank) Wtr & Swr 02

Schedule 1

List of Covered Policies

Policy Id	Policy
02010505	Reno, NV Hotel & Sales Tax 2002
02010506	Reno, NV Hotel & Sales Tax 2002
02010518	Phoenix, Az Airport 2002 Senior Lien
02010519	Phoenix, Az Airport 2002 Senior Lien
02010526	Oklahoma St Bd of Reg (Colvin) 2002
02010527	Oklahoma St Bd of Reg (Colvin) 2002
02010529	Houston Area Water Corp, TX 2002
02010530	Northern Wells CSBC, IN LSE 02
02010537	Baltimore (City), MD Wastewater Sub Lien 2002C
02010540	Los Angeles, CA Wastewater Sys Revs 2002A
02010543	Carmel (City), IN Waterworks 2002
02010546	Charleston (College of), SC 2002A
02010547	Charleston (College of), SC 2002A
02010552	Baltimore (City), MD Wastewater Sr Lien 2002 A&B
02010554	Kansas City, MO Wtr Sys 2002C
02010555	Kansas City (City of), MO Wtr Sys 2002C
02010592	California Department Wtr-Central Valley 2002 X
02010595	Baltimore (City), MD Water Senior Lien 2002 A&B
02010596	Baltimore (City), MD Water Subordinate Lien 2002C
02010603	Dickson County Water Authority, TN W&S 2002
02010604	Dickson County Water Authority, TN W&S 2002
02010605	Daytona Beach, FL Wtr/Swr Refg 2002B
02010621	Miami-Dade County, Florida GARB 2002
02010625	Massachusetts Special Oblig. Gas Tax 2002A
02010626	Massachusetts Special Oblig. Gas Tax 2002A
02010631	Butler County Community College, PA 2002
02010648	Montgomery Co, MD Bethesda 2002
02010649	Montgomery Co, MD (Silver) 2002
02010653	Phoenix (City), AZ Street & Hwy Jr Lien 2002
02010654	Lawrenceburg SBC, IN 2002
02010655	Board of Reg. of Tx Wms Univ 02
02010663	Tamarac, FL Sales Tax 2002
02010664	Tamarac, FL Sales Tax 2002
02010677	Washoe County Airport Authority, NV 2002
02010692	Pennsylvania Sub Water Company 2002
02010706	Osceola Cnty, FL Hotel/Motel 2002
02010707	Osceola Cnty, FL Hotel/Motel 2002
02010711	Metro Washington DC Arpt 2002AB
02010729	MTA Transportation Rev 2002
02010732	Arizona Board of Regents (ASU)
02010737	St. Charles (City), MO Lse 02
02010739	St. Charles (City), MO Lse 02
02010741	University of Massachusetts GO 2002C
02010749	San Bruno Wastewater, CA ‘02
02010750	San Bruno Wastewater, CA ‘02
02010751	MTA Transportation Rev 2002 50 bp
02010752	MTA Transportation Rev 2002 58BP
02010758	Port Authority of NY & NJ 126th Ser 2002
02010767	Indiana State Office Bldg Commission Lease 2002
02010775	West Lafayette Bldg Corp, IN 2002
02010776	New Jersey Ed Fac Auth(College of New Jersey), NJ
02010777	New Jersey Ed Fac Auth(College of New Jersey), NJ
02010797	Colorado Water Res & Pwr Dev Auth, CO 2002A
02010798	Montgomery Co, MD (Bethesda) 2002A
02010799	Montgomery Co, MD (Bethesda) 2002A

Policy Id	Policy
02010804	Cache County, UT Sales Tax 2002
02010805	Cache County, UT Sales Tax 2002
02010806	Vigo County Mtg Rev Bonds, Ind 2002
02010812	HAWAII (UNIVERSITY OF) SYS REV 02
02010813	Portage Twp Multi-Sch BldgCorp,IN2002
02010817	MTA Service Contract 2002A
02010818	Merto Pier & Expo Auth, IL Sls Tx
02010826	Baltimore, MD Parking Sys Fac 2002
02010828	Jacksonville, FL Gtd Entitlement 2002
02010838	Clarksville HS Bldg Corp, IN
02010858	Polk County, Florida Sales Tax Series 2002
02010859	Polk County, Florida Sales Tax Series 2002
02010883	Tucson (City), Arizona Wtr Sys 2000-B (2002)
02010888	Metropolitan Transportantion Auth, 2002B
02010899	Avondale, AZ Excise Tax 2002
02010900	Avondale, AZ Excise Tax 2002
02010907	Univ. of California, Rev Bonds Series 2002 O
02010909	Univ. of California Rev Bonds, Series P 2002
02010917	Charleston (College of), SC 2002B
02010918	Charleston (College of), SC 2002B
02010923	Pike Twnship Multi-School Build Corp. Ind
02010925	Regional Transportation Authority, IL Sls Tx 2002B
02010926	Regional Transportation Authority, IL Sls Tx 2002B
02010930	Temple(City) TX W&S Rev 2002
02010941	Clearwater, FL W&S Rev 2002
02010943	Greencastle Multi-Sch Bldg Corp, IN 2002
02010945	Clarksburg, WV Water Rfdg 2002
02010946	Trinity River/Fort Worth W&S 02
02010947	Florida State BOE Lottery 2002
02010948	Florida State BOE Lottery 2002
02010976	Melbourne (City of), FL WtrSwr 2002A
02010984	New Jersey Turnpike Auth Rev 02
02010985	Detroit, MI Wayne Co. Airport 2002CD
02010990	Alaska, University of 2002 Series K
02010993	Port of Oakland, CA Rev 2000LM
02010998	Contra Costa Tran Auth, CA Sales Tax 02A
02011005	Bradford City, PA Wtr Auth Rfd 02
02011010	New Mexico State Univ, NM Rev Bonds, 2002
02011012	Contra Costa Tran Auth, CA Sales Tax 02A
02011016	Charleston (College of), SC 2002C
02011017	Charleston (College of), SC 2002C
02011023	North Texas Univ Bd of Reg, TX 2002
02011025	Port of Seattle, WA Rev.
02011031	Arizona BD of Regents NAU 2002
02011044	Melbourne (City of), FL WtrSwr 2002B
02011045	Allegheny Cnty Airport Rev 02
02011046	Allegheny Cnty Airport Rev 02
02011053	Lanesville Comm SBC, IN Lease Ref 2002
02011055	Hammond Multi-School Bldg Corp, IN Lease
02011065	Escondido, CA Wtr Rev COPS 02
02011081	Mount Pleasant, SC Wtr & Swr 2002
02011082	Mount Pleasant, SC Wtr & Swr 2002
02011083	Mount Pleasant, SC W&S ‘02 Surety Only
02011084	Mount Pleasant, SC W&S ‘02 Surety Only
02011085	Mount Pleasant, SC W&S ‘02 Surety Only

Schedule 1

List of Covered Policies

Policy Id	Policy
02011093	Port of New Orleans, LA Rev 2002
02011099	Oxford W&S, AL ‘02
02011105	Florissant (City of), MO Lease (COP) 2002
02011117	Melbourne (City of), FL WtrSwr ‘02C
02011118	Miami-Dade Co. Exp Auth, FL 2002
02011130	Fairmont State College, WV, Lease Revenue
02011131	Fairmont State College 2002B (Student fee)
02011146	Dallas Area Rapid Transit, TX Sr Lien Sales Tax 02
02011157	Cowlitz County, WA Special Sew Rev Ref, 2002
02011158	Cowlitz County, WA Special Sew Rev Ref, 2002
02011159	Monroe (City), LA Sales Tax Jr Lien 2002A
02011172	Galveston, TX Hotel/Motel 2002A
02011173	Galveston, TX Hotel/Motel 2002B
02011174	University & Community College Sys, NV Rev 2002B&C
02011178	Columbia (City of), MO Sew Sys Rev Rev, 2002
02011180	Brevard Cnty, FL Util Rev 2002
02011187	Jackson, MS Water & Sewer 2002
02011188	Jackson, MS Water & Sewer 2002
02011194	Hammond Multi-School Building Corp, IN Lease
02011196	Oxford W&S, AL Ref 2002
02011200	New York State DASNY-SUNY GO/Lease 2002
02011211	Monroe (City), LA Sales Tax Jr Lien 2002A
02011213	Mesa (City of), AZ Utility System Rev Ref 2002A
02011214	Mesa (City of), AZ Utility System Rev Ref 2002A
02011221	Mount Vernon, WA swr ser 2002
02011226	Port Canaveral,FL Port Revenue 2002 A&B
02011229	Clay School Bldg Corp, IN
02011243	Hallsdale-Powell UD, TN Wtrwks & Swr Rev Ref 02AB
02011244	Hallsdale-Powell UD, TN Wtrwks & Swr Rev Ref 02AB
02011246	Greene County Building Corporation, IN 2002
02011279	Calif Depart Wtr-Central Valley Series Z 02
02011282	Denver, CO - Arpt Sys Rev Refunding Bonds 2002E
02011285	Tippecanoe Valley Middle Sch Corp, IN Lease Ref 02
02011295	Fordham University, NY (DASNY) 2002
02011310	Ramapo College (NJEFA) Lease Rev Bds 2002H, I & J
02011312	Wisconsin (State) Motor Veh Reg 2002A
02011317	South Blount County Util Dist, TN Wtrwrks Rev 2002
02011318	South Blount County Util Dist, TN Wtrwrks Rev 2002
02011321	Pennsylvania (Commonwealth) GO 2002 Ref
02011335	North Montgomery HSBC, IN 02 (CABs)
02011337	Jacksonville Elec Auth, FL W&S 2002C
02011341	Sarasota (County), FL Utility Sys Ref Rev 2002C
02011342	Sarasota (County), FL Utility Sys Ref Rev 2002C
02011353	McKinney, TX Wtr&Swr Rev Ser 02
02011356	Orange County, FL Sales Tax Rev & Refg 2002A&B
02011359	Sebring, FL wtr & swr 2002
02011360	Sebring, FL wtr & swr 2002
02011361	Altamonte Springs, FL Wtr&Swr Rev.Rfd.2002
02011362	Petoskey (City), MI W&S Rev Ref 2002
02011369	Florida Forever Doc Stamp 2002B
02011376	New York City TFA 2003C
02011378	Miami, FL Non-Ad Vlm Tax Refg Bds Ser C
02011379	Miami, FL Non-Ad Vlm Tax Refg Bds Ser C
02011385	Board of Regents Uni. of (OK),Student Housing 2002
02011394	Board of Regents Uni. of (OK),Student Housing 2002

Policy Id	Policy
02011396	Texas Public Finance Auth (TPFA), TX Rev Ref 2002
02011397	Greensburg School Build Corp, IN 1st Mtg 2002
02011401	Passaic Valley Wtr Com, NJ W&S 02 A&B Surety
02011407	Cleveland (City), Ohio Waterworks 2002 K
02011411	Bend (City of), OR Sewer Rev 02
02011413	Bend (City of), OR Sewer Rev 02
02011417	North Texas Univ Bd of Reg, TX Rev 2002A
02011426	Rutgers State Univ GO, NJ 2002
02011443	Port of Seattle, WA, subordinate. rev., 2002
02011444	Port of Seattle, WA, subordinate. rev., 2002
02011458	Cleveland (City), Ohio Waterworks 2002 L
02011464	Rowan Univ. (NJEFA), NJ Rev 2002K
02011471	Arkansas University (Fayetteville) Rev 2002
02011477	Elsinore Valley MWD, CA W&S 2002A
02011478	Elsinore Valley MWD, CA W&S 2002A
02011479	Kansas City Metro Jr College Dist, MO COPs 02
02011490	Alabama University Gen Rev 2002
02011508	Jacksonville (City), FL Sales Tax Ref & Imp Rev 02
02011509	Jacksonville (City), FL Sales Tax Ref & Imp Rev 02
02011516	NYS Personal Income Tax (NYS Urban Dev Corp.) 02
02011521	Michigan City Area-Wide School Bldg Corp 2002, IN
02011525	Bossier City (City of), LA Sales Tax 2002
02011527	Seattle (City), WA Drainage &Wstewtr Rev & Ref 02
02011529	Seattle (City), WA Drainage &Wstewtr Rev (Srty) 02
02011545	NYS Environmental Fac Corp State PIT Rev 2002A
02011562	NYS Environmental Fac Corp State PIT Rev 2002B
02011570	Contra Costa Water Auth, CA Rev Rfd 2002A
02011572	Los Angeles Dept of Arpts 02A
02011578	Lousiana PFCA (Med Cntr) State Lse 02
02011581	Nevada Irrigation Dist, CA Rev Cert. Ref 02
02011582	Nevada Irrigation Dist, CA Rev Cert. Ref 02
02011588	Bethesda Water Supply Corporation, TX Wtr & Swr 02
02011589	Bethesda Water Supply Corporation, TX Wtr & Swr 02
02020001	SUNY Lease Rev (DASNY) 2001
02020002	Port Authority of NY and NJ 124 Ser (2001)
02020005	New York City TFA 2002B
02020006	New York City TFA 98B
02020008	New York City TFA 98C
02020009	New York City TFA 2002B
02020013	New York City TFA 99B
02020016	New York City TFA 98C
02020021	Triborough Bridge Special
02020022	Triborough Bridge Special
02020023	Triborough Bridge General Purpose Rev 2001A
02020025	Triborough Bridge General Purpose Rev 2001A
02020026	Triborough Bridge General Purpose Rev 2001A
02020027	Triborough Bridge General Purpose Rev 2001A
02020028	Triborough Bridge General Purpose Rev 2001A
02020030	Triborough Bridge General Purpose Rev 2001A
02020031	Triborough Bridge General Purpose Rev 2001A
02020032	Triborough Bridge General Purpose Rev 2001A
02020033	Triborough Bridge General Purpose Rev 2001A
02020034	Triborough Bridge General Purpose Rev 2001A
02020035	Triborough Bridge General Purpose Rev 2001A
02020036	Triborough Bridge General Purpose Rev 2001A

Schedule 1

List of Covered Policies

Policy Id	Policy
02020037	Triborough Bridge General Purpose Rev 2001A
02020041	Triborough Bridge General Purpose Rev 2001A
02020045	Triborough Bridge General Purpose Rev 2001A
02020052	Metropolitan Water District CA
02020053	Triborough Bridge General Purpose Rev 2001A
02020056	Triborough Bridge General Purpose
02020057	Triborough Bridge General Purpose
02020058	Triborough Bridge General Purpose
02020059	Triborough Bridge General Purpose Rev 2001A
02020060	Triborough Bridge General Purpose Rev 2001A
02020061	New York City TFA 2002B
02020063	New York, NY Muni Wtr 2001C,D&E
02020064	New York City TFA 2002B
02020065	New York City TFA 2002B
02020068	Triborough Bridge General Purpose Rev 2001A
02020069	Los Angeles Dept Wtr&Pwr 01WTR
02020070	New York City TFA 98C
02020071	Triborough Bridge General Purpose
02020072	Los Angeles Dept Wtr&Pwr 01WTR
02020073	Triborough Bridge General Purpose Rev 2001A
02020074	Triborough Bridge General Purpose
02020075	Triborough Bridge General Purpose
02020076	New York, NY Muni Wtr 02BC
02020077	Triborough Bridge General Purpose
02020078	Triborough Bridge General Purpose
02020081	Triborough Bridge General Purpose
02020083	Triborough Bridge General Purpose Rev 2001A
02020088	Triborough Bridge General Purpose Rev 2001A
02020090	Triborough Bridge General Purpose
02020091	Triborough Bridge General Purpose
02020093	Triborough Bridge General Purpose Rev 2001A
02020094	Port Authority of NY/NJ 122
02020095	Triborough Bridge General Purpose Rev 2001A
02020096	New York City TFA 99B
02020097	Triborough Bridge General Purpose Rev 2001A
02020098	Triborough Bridge General Purpose Rev 2001A
02020099	New York City TFA 99B
02020101	New York City TFA 99B
02020103	New York City TFA 99B
02020104	Triborough Bridge General Purpose Rev 2001A
02020106	Triborough Bridge General Purpose Rev 2001A
02020107	New York City TFA 2001B
02020108	MTA Transportation Rev 2002
02020110	MTA Transportation Rev 2002
02020112	MTA Transportation Rev 2002
02020114	New York City TFA 99B
02020115	Colorado University Enterprise Rev 2002B&C
02020122	Triborough Bridge General Purpose
02020123	STATE UNIV/DASNY, NY LEASE 93B
02020124	DASNY STATE APPROP (SUNY), 90A
02020125	MTA Service Contract 2002A
02020126	MTA Service Contract 2002A
02020127	STATE UNIV/DASNY, NY LEASE 93A
02020129	MTA Service Contract 2002A
02020130	Triborough Bridge General Purpose Rev 2001A

Policy Id	Policy
02020132	MTA Service Contract 2002A
02020133	MTA Service Contract 2002A
02020134	MTA Service Contract 2002A
02020135	MTA Service Contract 2002A
02020136	Triborough Bridge General Purpose Rev 2001A
02020137	MTA Service Contract 2002A
02020140	Triborough Bridge General Purpose Rev 2001A
02020142	New York City TFA 2003A
02020143	Triborough Bridge General Purpose Rev 2001A
02020144	New York City TFA 99B
02020145	New York, NY Muni Wtr 2003A
02020146	New York, NY Muni Wtr 2003A
02020147	New York, NY Muni Wtr 2003A
02020150	MTA Service Contract 2002A
02020151	New York, NY Muni Wtr 2003A
02020152	New York City TFA 98B
02020153	Metropolitan Transportantion Auth, 2002B
02020154	New York, NY Muni Wtr 2003A
02020157	New York, NY Muni Wtr 2003A
02020158	New York, NY Muni Wtr 02 D,E,F
02020159	New York City TFA 99
02020160	New York City TFA 99
02020161	New York City TFA 99
02020162	New York City TFA 1999A&B
02020163	New York City TFA 1999A&B
02020164	New York City TFA 99
02020165	New York City TFA 1999A&B
02020166	New York City TFA 1999A&B
02020167	New York City TFA 99
02020168	New York City TFA 99
02020169	New York City TFA 1999A&B
02020171	New York City TFA 1999A&B
02020173	New York City TFA 99
02020175	New York City TFA 99
02020176	New York City TFA 99
02020177	New York, NY Muni Wtr 2003A
02020178	New York City TFA 99
02020179	New York City TFA 99
02020180	New York City TFA 99
02020184	New York City TFA 1999A&B
02020185	STATE UNIV/DASNY, NY LEASE 93B
02020186	New York City TFA 98C
02020187	New York City TFA 1999A&B
02020188	MTA Service Contract 2002A
02020210	San Francisco BART,Sales Tax98
02020224	New York City TFA 2003B
02020225	New York City TFA 2003A
02020226	New York State DASNY-SUNY GO/Lease 2002
02020227	New York, NY Muni Wtr 2003A
02020230	New York State DASNY-SUNY GO/Lease 2002
02020231	New York State DASNY-SUNY GO/Lease 2002
02020233	STATE UNIV/DASNY, NY LEASE 93B
02020237	New York City TFA 99B
02020242	STATE UNIV/DASNY, NY LEASE 93A
02020243	New Jersey Turnpike Auth 91 C

Schedule 1

List of Covered Policies

Policy Id	Policy
02020244	Triborough Bridge General Purpose Rev 2001A
02020245	Bay Area TA CA Toll Rev 01B
02020247	New York Thruway Auth. State Lease 2002
02020248	New Jersey Turnpike Auth 91 C
02020249	Alabama Pub Sch & Coll Auth99D
02020251	New Jersey Turnpike Auth 91 C
02020252	New York City TFA 99
02020253	New York City TFA 2003A
02020254	New York City TFA 2003A
02020266	DASNY New York St Personal Income Tax
02020267	DASNY New York St Personal Income Tax
02020268	DASNY New York St Personal Income Tax
02020269	DASNY New York St Personal Income Tax
02020270	DASNY New York St Personal Income Tax
02020272	DASNY New York St Personal Income Tax
02020273	DASNY New York St Personal Income Tax
02020274	DASNY New York St Personal Income Tax
02020275	DASNY New York St Personal Income Tax
03010006	Calif Depart Wtr-Central Valley Series AA fwrd
03010008	Westmoreland County MA, PA W&S
03010017	Osceola County, FL Gas Tax Rev Ref 2003
03010019	Michigan City Area-Wide School Bldg Corp 2003, IN
03010020	Lafayette, LA Sales Tax 2003A
03010021	Lafayette, LA Sales Tax 2003B
03010034	Fox Chapel Auth, PA Water Rev Ref 2003
03010037	Garrett (City of), IN Sewage Rev 2002A
03010038	Los Angeles Dept of Wtr&Pwr Wtr Rev 2003A
03010039	DASNY New York St Personal Income Tax 2003B
03010044	Metro Pier & Expo Auth, IL 2002
03010055	Northwest Wtr Comm, IL Wtr Rev Ref 03 (Frd Dlvry)
03010056	Prescott Valley Twn MPC, AZ Exc Tax 2003
03010057	Oakland Rdv Agy, CA (Cntrl Dist Prj) Sub TABs 2002
03010058	Oakland Rdv Agy, CA (Cntrl Dist Prj) Sub TABs 2002
03010064	Ojai Valley Sanitary Dist, CA Wastewater Rev 02
03010065	Ojai Valley Sanitary Dist, CA Wastewater Rev 02
03010070	Geary County, KS (Geary County PBC)
03010072	Morgan State University, MD 2003 AB
03010073	Central Michigan University, MI Rev 2002
03010078	University Maine Sys Rev 2003
03010079	California State Univ Systemwide Rev 03
03010087	Riverton, UT Wtr Rev Ref 2003
03010088	Riverton, UT Wtr Rev Ref 2003
03010089	Riverton, UT Wtr Rev Rfdg-2000B standalone surety
03010090	Thomasville City, NC Rev 2003
03010091	Thomasville City, NC Rev 2003
03010119	San Francisco, CA Int’l Arpt Series 29A&B
03010120	San Francisco, CA Int’l Arpt Series 29A&B
03010126	Southern Illinois University, Rev 2003A
03010127	Grandview (City of), MO COPs 2003
03010131	Simi Valley CDA, CA TAB 2003
03010134	Burlingame Fin Auth, CA Wtr Rev 03
03010135	Burlingame Fin Auth, CA Wtr Rev 03
03010136	Burlingame Fin Auth, CA Swr Rev 03
03010153	Passaic Valley Swr Comm, NJ Sewer Rev 03F
03010157	Kansas City, MO Airport Rev 2003AB

Policy Id	Policy
03010158	Kansas City, MO Airport Rev 2003AB
03010159	Kansas City, MO Airport Rev 2003B surety
03010168	Beaufort-Jasp Co W&S Auth, Rev 2003 Surety
03010169	Beaufort-Jasp Co W&S Auth, Rev 2003 Surety Request
03010176	Hobart & William Smith Colleges, Series 2003
03010183	South Gate Utility Authority,CA
03010184	Wichita, Kansas Wtr & Sewer 2003
03010185	Wichita, Kansas Wtr & Sewer 2003
03010189	Upper Trinity Regional Water District, TX 2003
03010199	Brownsburg 1999 Sch Bldg Corp, IN Series 2003
03010202	Fairmont State College, WV Student Act Rev 2003B
03010203	Fairmont State College, WV 2003A Coll Fac Rev
03010222	San Francisco Redev. Proj TABS Series A,B & C
03010223	San Francisco Redev. Proj TABS Series A,B & C
03010224	SAN FRANCISCO REDEV PROJ, TABs 2003B (Surety)
03010225	SAN FRANCISCO REDEV PROJ, TABs 2003C (Surety)
03010233	SAN FRANCISCO REDEV PROJ, TABs 2003B (Surety)
03010237	Lake Central Multi-Dist SBC, IN Lease Ref 2003
03010243	Indiana University, IN Student Fee, Series O
03010244	Illinois Univ Board of Trustees, COP 2003
03010268	Polk County, FL Wtr./Swr. Sys 2003
03010269	Polk County, FL Wtr./Swr. Sys 2003
03010280	Cache County, UT Sales Tax Series 2003
03010281	Cache County, UT Sales Tax Series 2003
03010283	Triborough Bridge Subord Rev 2003
03010290	Kansas City, MO Airport Rev 2003B surety
03010291	Haubstadt/Owensville SBC, In Lse Ref 03
03010293	North Dakota Bld Auth, ND Rev Ref 2003A
03010294	Calif Depart Wtr-Central Valley Series Y 03
03010295	Eastern Michigan Univ Brd of Rgnts, MI Gen Rev 03A
03010297	SAN FRANCISCO REDEV PROJ, TABs 2003C (Surety)
03010302	Kansas City Metro Jr College Dist, MO COPs 03A
03010304	Mesa, AZ Street & Highway Rev Ref 2003
03010306	Lafayette County, MO Lsehold Rev 03 (Justice Cntr)
03010308	Mesa (City of), AZ Utility Sys Rev 03
03010309	Santa Clara Val Wtr, COP Sr 03A
03010324	Monroe (City), LA Sales Tax Bonds Series 2003
03010325	Monroe (City), LA Sales Tax Bonds Series 2003
03010340	Arkansas Dev Fin. Auth, AK (Corr. Fac. Rev.) 2003A
03010341	Arkansas Dev Fin. Auth, AK (Corr. Fac. Rev.) 2003A
03010349	Mesa (City of), AZ Utility Sys Rev Surety 2003
03010352	Cucamonga County Water Dist, Ca COPS 2003
03010353	Cucamonga County, CA Water 2003
03010354	Deer Creek Drainage, PA Swr Rev 2003
03010355	Deer Creek Drainage, PA Swr Rev 2003
03010357	Fairfield, CA Water Rev Refg 2003
03010359	Shreveport, LA W&S Rev Ref 2003A
03010368	Univ of Redlands (CEFA), CA Rev 2003
03010373	New Palestine Sch Bldg Corp, IN Lease 03
03010375	Cincinnati (Univ. of), OH GO 2003C
03010376	Florida DEP Save Our Coast Sales Tax 2003A
03010377	Pepperdine University, CA
03010381	New York State DASNY-SUNY GO/Lease Surety
03010392	Oxnard Finance Auth, CA Sewer Rev Ref 2003
03010397	Fort Myers (City), FL W&S Utility 2003A

Schedule 1

List of Covered Policies

Policy Id	Policy
03010398	Fort Myers (City), FL W&S Utility 2003A
03010407	State BOE (John C. Calhoun), AL Tuition Rev 2003A
03010408	Fernandina Beach, Fl Utili Rev Ser 2003
03010409	Fernandina Beach, Fl Utili Rev Ser 2003
03010417	Franklin Cnty Pub- Wtr Dist, Mo Rev Bnds 03A
03010418	Franklin Cnty Pub- Wtr Dist, Mo COPs 03B
03010419	Franklin Cnty Pub- Wtr Dist, Mo Rfg CoPs 03C
03010432	Greencastle Middle School Bldg Corp, 2003
03010435	DASNY- CUNY 3rd, 4th, 5th Res 2002
03010445	Fresno, CA Water System 2003A
03010446	Fresno, CA Water System 2003A
03010455	King County, WA Sewer Rev Ref 2003
03010456	King County, WA Sewer Rev Ref 2003
03010461	Oklahoma Dept Corrections (ODFA), OK Lease Rev 03
03010462	Oklahoma Dept Corrections (ODFA), OK Lease Rev 03
03010466	New York City TFA 2003E
03010477	DASNY- CUNY 3rd, 4th, 5th Res 2002
03010478	DASNY- CUNY 3rd, 4th, 5th Res 2002
03010479	DASNY- CUNY 3rd, 4th, 5th Res 2002
03010480	DASNY- CUNY 3rd, 4th, 5th Res 2002
03010483	DASNY- CUNY 3rd, 4th, 5th Res 2002
03010484	DASNY- CUNY 3rd, 4th, 5th Res 2002
03010486	Prince William Cty,VA WtrSwr 2003
03010491	Ohio State Bldg Auth Wrk Comp Fac Lease 2003A Ref
03010497	Hernando Co, Florida W&S Ref 2003
03010504	Winchester (City of), KY Rev 03
03010519	Clearfield City, UT Sales Tax Rev 2003
03010520	Clearfield City, UT Sales Tax Rev 2003
03010521	Simmons College (Mass HEFA) Priv Hghr Ed Rev 2003F
03010529	Decatur Twp IN Mid Sch Bldg Corp 1st Mtg Ref 2003
03010531	Regional Transportation Authority, IL Sls Tx 03AC
03010532	Regional Transportation Authority, IL Sls Tx 03AC
03010533	Regional Transportation Auth, IL Sls Tx 03C Surety
03010540	Cass County, MI GO Trans Fund 03
03010552	Cleveland State Univ, OH Gen Receipt 03A
03010554	Blue River Valley Sch Build Corp, IN 1st mrtg 2003
03010558	Appalachian St Univ, BOG Univ of NC, NC Rev 2003
03010563	New Jersey City Univ, NJ Rev
03010570	San Marcos Pub Fac Auth CA Proj Area 1 TAB
03010571	San Marcos Pub Fac Auth CA Proj Area 1 TAB
03010572	San Marcos Pub Fac Auth, CA 03 TAB Proj Area No. 2
03010573	San Marcos Pub Fac Auth, CA 03 TAB Proj Area No. 2
03010574	Azle (City of),TX Wtr & Swr Rev Ref 2003
03010581	University of Arizona, Series 2003
03010584	Florida Preservation 2000 Surety
03010587	Leon County, FL Cap Impr Rev 2003A & 2003B (Txbl)
03010589	Leon County, FL Cap Impr Rev 2003A & 2003B (Txbl)
03010591	Port Authority of NY & NJ 130th Ser 2002
03010599	MTA Transportation Rev 2003 Series A
03010600	Noblesville SE Pub Lib Bldg Corp, IN 1st Mrtg 2003
03010606	Washington Terrace (City), Utah W&S 2001 Surety
03010614	Florida Forever Doc Stamp 2003A
03010615	Florida Forever Doc Stamp 2003A
03010622	Santa Ana Comm Redev Agency So Main, CA TABs 03AB
03010623	Santa Ana Comm Redev Agency So Main, CA TABs 03AB

Policy Id	Policy
03010624	Drew Univ, NJ NJEFA Rev 2003C
03010630	Miami-Dade County, FL GARB 2003 A-F
03010631	Miami-Dade County, FL GARB 2003 A-F
03010644	Avondale (City of) Muni Dev Corp, AZ Exc Tax 2003
03010652	Connecticut Hlth & Educ Fac Auth, CT Rev Series E
03010657	Pennsylvania (Commonwealth) GO 2nd Series 2003
03010658	Univ of Redlands (CEFA), CA Rev 2003B
03010660	Baltimore (City), MD Wastewater Sr Lien 2003 A
03010661	Baltimore (City), MD Water Senior Lien 2003
03010671	Avondale (City of) Muni Dev Corp, AZ Exc Tax 2003
03010676	Shreveport, LA W&S Rev Ref 2003B
03010677	Hammond Multi-School Bldg Corp, IN Lease 03A
03010685	Passaic (County of), NJ GO dtd 6/1/03
03010688	Volusia County, FL Wtr/Sew 03 Ref
03010689	Volusia County, FL Wtr/Sew 03 Ref
03010693	Miami-Dade Cnty SD, FL COP 2003D
03010696	Sanibel (City of), FL Sewer Ulty Rev Ref 03
03010697	Sanibel (City of), FL Sewer Ulty Rev Ref 03
03010703	Duquesne Univ, PA Rev 2003
03010704	St. Peters (City of), MO Wtr/Swr Rev 2003
03010705	St. Peters (City of), MO Wtr/Swr Rev 2003
03010720	Univ/CC Sys, NV Rev (UNLV Dorm/UNR Park) 03B
03010737	Cherokee Co W&S Auth, GA 2003
03010738	Cherokee Co W&S Auth, GA 2003
03010745	Jacksonville Airport Auth, FL Rev Ref 2003
03010751	Hillsborough Cnty, FL Sales Tax 2003 Fwd Swap
03010755	Escambia County Utilities Authority, FL W&S 2003
03010756	Escambia County Utilities Authority, FL W&S 2003
03010763	Univ of Arkansas (Fort Smith), AR Rev 2003
03010764	Univ of Arkansas (Fort Smith), AR Rev 2003
03010768	Hillsborough County, Florida Utility Series 2003
03010769	Hillsborough County, Florida Utility Series 2003
03010770	Chandler, AZ W&S Senior Lien Rev 2003
03010783	Northern Kentucky Wtr Dist Rev 03
03010784	Milwaukee (City of), WI Sewer Sys Rev 2003 S4
03010787	New Jersey Turnpike Auth Rev 2003A
03010800	Villanova Univ (Delaware Cnty Auth), PA Rev Ref 03
03010801	Broward County, FL Airport Rev Ref 2003K
03010814	Key West (City of), FL Swr Sys Rev Ref 2003
03010815	Key West (City of), FL Swr Sys Rev Ref 2003
03010821	Bloomington (City of), IN Waterworks Rev Ref 2003
03010822	Bloomington (City of), IN Waterworks Rev Ref 2003
03010823	Bloomington (City of), IN Waterworks Rev SRF 2003A
03010825	Deer Creek Drainage, PA Swr Rev Ref 2003A
03010826	Deer Creek Drainage, PA Swr Rev Ref 2003A
03010829	Bloomington (City of), IN Waterworks Rev SRF 2003B
03010830	Clifton Park Wtr Auth, NY Rev Ref 2003A
03010831	Clifton Park Wtr Auth, NY Rev Ref 2003A
03010835	Rutgers State Univ GO, NJ GO Ref 2003C
03010849	Arvada (City of), CO Sales/Use Tax Ref Rev 03
03010867	MTA Transportation Rev 2003 Series B
03010868	Stuart, Fl - Pub Util Rev Rfdg 2003
03010869	Stuart, Fl - Pub Util Rev Rfdg 2003
03010872	Jacksonville Airport Auth, FL Rev Fwd Swap 03
03010875	Washington, DC Wtr/Swr Auth 2003

Schedule 1

List of Covered Policies

Policy Id	Policy
03010876	Washington, DC Wtr/Swr Auth 2003
03010880	Univ of Ill South Campus 2003A
03010882	New Jersey (Lease) Econ Devel Auth 2003F
03010885	Manchester (City of), NH Water Rev 2003
03010893	Lancaster County W&S District, SC 1999 Surety
03010894	Lancaster County W&S District, SC 2003
03010898	Rogers (City of), AR Sales and Use Rev 2003
03010899	Rogers (City of), AR Sales and Use Rev 2003
03010900	Pasadena (City of), CA Water Rev Ref 2003
03010901	Turlock (City), CA (Pub Fin Auth) Swr Rev 2003A
03010910	Orange County, CA Wtr Dist Rev COP’s 2003B
03010920	Florida St Ed Sys (FL Atlantic Univ), Hsg Rev 03
03010921	Florida St Ed Sys (FL Atlantic Univ), Hsg Rev 03
03010928	Arizona School Facilities Board COPs 2003B
03010931	Yorba Linda Wtr Dist, CA Wtr Rev COP 2003
03010932	Yorba Linda Wtr Dist, CA Wtr Rev COP 2003
03010940	New York City TFA Future Tax Secured 2004A
03010942	Alamo Comm Coll Dist, TX Comb Fee Rev Ref 2003
03010943	Alamo Comm Coll Dist, TX Comb Fee Rev Ref 2003
03010945	Valparaiso Middle Sch Bldg Corp, IN Ref Bds 2003
03010952	Metropolitan Water Dist, CA Rev 03, Ser B-1 & B-2
03010953	Metropolitan Water Dist, CA Rev 03, Ser B-1 & B-2
03010954	St. Petersburg (City of) ,FL Excise Tx Ref Rev 02
03010968	Metro Washington DC Arpt 2003 B
03010969	Metro Washington DC Arpt 2003 B
03010978	Plainfield (Town of), IN Wtrwrks Rev 2003
03010979	Plainfield (Town of), IN Wtrwrks Rev 2003
03010980	Plainfield (Town), IN Swgwks Rev 2003A & Ref 2003B
03010981	Plainfield (Town), IN Swgwks Rev 2003A & Ref 2003B
03010984	Oregon (State of) Dept. of Admin COPs 2003C
03010990	Project 7 Water Authority, Co 03 Ref
03010991	Project 7 Water Authority, Co 03 Ref
03010995	Metro Washington, D.C. Arpts 2003C
03010996	Metro Washington DC Arpt 2003 A
03010998	Gilbert (Town), AZ Street/Hghwy Rev (Proj 2003) 03
03011006	North Harris Cnty. Reg. Wtr. Auth., TX Rev. 2003
03011007	Kean University, NJ Revenue Bds 2003D
03011009	North Harris Cnty. Reg. Wtr. Auth., TX Rev. 2003
03011010	Eureka (City of) Redevl Agency, CA Ref TABs 03
03011015	Kansas City SD, MO Bldg Corp Lease Rev 2003B Appr.
03011017	Columbus, OH, Reg Airport 2003
03011024	Norristown Muni Wst Auth, PA Swr Rev 2003
03011025	Acton MUD, TX Util Rev & Ref 2003
03011038	Rhode Island EDC (Arpt) 03A
03011039	Rhode Island EDC (Arpt) 03A
03011046	Hillsboro (City of), OR Wtr Rev 2003
03011047	Hillsboro (City of), OR Wtr Rev 2003
03011059	Colorado Water Res/Pwr Dev Auth, CO (Clifton) 03
03011062	Vermont State Colleges, VT Rev 2003
03011072	Albany (City of), OR Water Rev and Ref 2003
03011073	Albany (City of), OR Water Rev and Ref 2003
03011083	Rowan Univ. (NJEFA), NJ Rev 2003I & 2003J
03011087	Indiana SOBC Lease 03 B (Evansville St Hospital)
03011091	Cape Girardeau County, MO Lease COPs 2003
03011093	Upper Mohawk Reg Water Fin Auth Rev 03

Policy Id	Policy
03011094	Mansfield Park Fac Dev Corp, TX Sales Tax Rev 03
03011095	Mansfield Park Fac Dev Corp, TX Sales Tax Rev 03
03011105	Carson City, NV Hghwy Rev (Motor Veh Fuel Tax) 03
03011106	Colorado Water Res & Pwr Dev Auth, CO 2003A
03011107	Colorado Water Res/Pwr Dev Auth, CO (Eaton) Rev 03
03011115	Hammond Multi-School Bldg Corp, IN Lease 03B
03011117	Los Banos (City), CA Rev Ref COPs 03 (93 Swr Proj)
03011119	Metro Nashville Arpt Auth,TN Rev 03B
03011120	Metro Nashville Arpt Auth,TN Rev 03B
03011121	Wisconsin (State) Motor Veh Reg 2003A
03011129	McKinney (City of), TX Wtrwks/Swr Sys Rev 2003
03011135	Northern Arizona Univ, AZ Rev 2003
03011138	El Dorado Irrigation Dist (EID), CA Rev COPs 2003A
03011139	El Dorado Irrigation Dist (EID), CA Rev COPs 2003A
03011145	Castle Rock (Town of), CO W&S Enterprise Rev 03
03011146	Castle Rock (Town of), CO W&S Enterprise Rev 03
03011155	Connecticut (State of), CT Special Tax Transp 03B
03011158	Univ of North Alabama, AL Gen Fee (sub) Rev 2003
03011160	Kansas State DOT Highway Rev Ref 2003AB
03011161	Alaska (Univ of), AK Gen Rev 2003L
03011162	Alaska (Univ of), AK Gen Rev 2003L
03011168	Shreveport (City of), LA W&S Rev Ref 2003C
03011181	Chino Hills (City of), CA Water Sys Ref COPs 2003
03011182	Chino Hills (City of), CA Water Sys Ref COPs 2003
03011183	Norman Utilities Auth, OK Util Rev Ref 03
03011184	Norman Utilities Auth, OK Util Rev Ref 03
03011186	SUNY (DASNY), NY Lease Rev 03BC
03011187	SUNY (DASNY), NY Lease Rev 03A
03011188	Butte-Silver Bow, MT Water 2003
03011189	Butte-Silver Bow, MT Water 2003
03011191	Columbus State Comm College, OH Rev 03
03011204	Atlanta (City of), GA Airport Rev Ref 2003RF-D
03011205	Atlanta (City of), GA Airport Rev Ref 2003RF-D
03011206	Arcata (City), CA Jt PFA Rev Ref TAB 2003
03011209	Monroe County Comm School Corp, IN Rev 1st Mort 03
03011216	Lansing, MI Sewer Rev Rfd 2003
03011218	Lancaster Redev Agy, CA Comb Redev Proj Hsg 04
03011219	Lancaster Fin Agy, CA TABS Projs Res & Amar 2004
03011220	Sacramento Cnty PFA, CA TAB’s Series 2003AB
03011223	Yakima (City of), WA W&S Rev 2003AB
03011227	San Jose (City of) RDA, CA Merged Area TABs 2003
03011234	Fairfield SBC, IN Lease Rev 2003
03011241	Alabama PS & College Auth, AL Cap Impr Rev 03
03011242	Sacramento Cnty PFA, CA TABs Series 2003B
03020011	New York City TFA 98B
03020013	New York City TFA 98B
03020014	Triborough Bridge General Purpose 2002B
03020015	MTA Transportation Rev 2002 46BP
03020023	MTA Transportation Rev 2002 46BP
03020031	NYS Personal Income Tax (NYS UDC) 03A-1/A-2
03020040	MTA Transportation Rev 2002 46BP
03020047	MTA Transportation Rev 2002E
03020056	MTA Transportation Rev 2002 46BP
03020062	DASNY New York St Personal Income Tax
03020064	Los Angeles Dept Wtr&Pwr 01WTR

Schedule 1

List of Covered Policies

Policy Id	Policy
03020068	New York City TFA 98B
03020069	New York City TFA 98B
03020070	New York City TFA 98B
03020074	New York City TFA 98B
03020075	New York City TFA 98B
03020078	Alabama PS & College Auth, AL Cap Impr Rev 03
04010005	Brandeis University, MA Rev Series K
04010014	Castle Rock (Town of) CO W&S Enterprise Rev 04
04010015	Castle Rock (Town of) CO W&S Enterprise Rev 04
04010016	Akron (City of), OH Income Tax Rev 2004A
04010021	Wayne State Univ, MI Gen Rev 2003B
04010023	Akron (City of), OH Income Tax Rev 2004B
04010024	Santa Clara Valley Wtr Dist, CA Ref COPs 04A
04010025	Santa Clara Valley Wtr Dist, CA Ref COPs 04A
04010027	Miss State Univ EBC, MS Rev 04 (Power Generation)
04010029	San Dieguito Water Dist, CA Wtr Rev Ref 2003
04010033	Mesa (City of), AZ Utility Sys Rev Ref 2004
04010034	Mesa (City of), AZ Street & Highway Rev Ref 2004
04010037	Honolulu (City&Cnty of), HI Wtr Sys Rev 04A
04010038	Honolulu (City&Cnty of), HI Wtr Sys Rev 04A
04010039	William Paterson Univ (NJEFA), NJ Rev 2004 A
04010042	Muscle Shoals (City) Utl Bd, AL Wtr&Swr Rev Ref 04
04010043	Muscle Shoals (City) Utl Bd, AL Wtr&Swr Rev Ref 04
04010045	York College, PA Rev 2003
04010047	Ramapo College (NJEFA), NJ Rev 2003H
04010048	Port Authority of NY & NJ 133rd & 134th Cons. Bds
04010052	Kansas City, KS (Wyandotte)Swr Loans (Jr Lien) 03
04010064	Louisville & Jefferson Metro Swr Dist, KY Rev 04A
04010068	Vancouver (City of), WA W&S Rev Ref 2003
04010073	Tampa Bay Regional Water Authority, FL 2004 Ref
04010074	Boise State Univ, ID General Rev 2004
04010076	DASNY Dept of Health, NY Rev Ref 2004
04010080	San Francisco Redev Proj, TABs 1993B Surety
04010087	Univ of Akron, OH Gen Receipts 2004
04010090	Cincinnati/Hamilton Co Conven Auth, OH Hotel Tx 04
04010091	Cincinnati/Hamilton Co Conven Auth, OH Hotel Tx 04
04010092	Cincinnati/Hamilton Co Conv Auth, OH Hotel Jr Lien
04010098	Virgin Valley Water District, NV Wtr Rev Ref 2004
04010099	Virgin Valley Water District, NV Wtr Rev Ref 2004
04010100	Palm Beach Cnty, FL Non-Ad Vlm Rev Ref 2004
04010101	Palm Beach Cnty, FL Non-Ad Vlm Rev Ref 2004
04010106	Dearborn (City of), MI Sewage Disp Rev Ref 04
04010107	Arkansas St Univ (Jonesboro), AR Housing Rev 2004
04010108	Arkansas St Univ (Jonesboro), AR Housing Rev 2004
04010109	Arkansas St Univ (Jonesboro), AR Stud Fee Rev 2004
04010110	Arkansas St Univ (Jonesboro), AR Stud Fee Rev 2004
04010111	Long Beach (Port of), CA 04 AB
04010115	Provo (City of), UT Sales Tax Rev 04 (Taxable)
04010117	Harris County, TX Toll RD Sr Lien Rev & Ref 04A
04010122	Indiana SOBC, IN Lease Rev 2004 ABC
04010124	Manitowoc Public Utilities, WI Electric Rev 2004A
04010127	California (State Of) GARVEEs, CA 04A
04010132	Metropolitan Transpotation Authority, NY DTF2004A
04010134	Wildlife Conservation Society, 2004
04010136	Mountains RCA Assesm Dist No. 1, CA Rev 04

Policy Id	Policy
04010137	Mountains RCA Assessment Dist No. 2, CA Rev 04
04010138	Indiana SOBC, IN Lease Rev 2004B
04010140	Indiana SOBC, IN Lease Rev 2004C
04010142	Bergen County Utilities Authority, NJ Wtr Rev2004A
04010144	Northeastern State University (OK BOR), OK Rev 04
04010145	Northeastern State University (OK BOR), OK Rev 04
04010146	Boston University (Mass Development Finance Auth)
04010148	Gary Comm School Corp, IN 1st Mrtg 2004
04010150	Penta Career Center, OH Lease Rev COPs dtd 3/1/04
04010151	Tulsa Intl Air, OK Gen Rev 04 (Improvement Trust)
04010152	Tulsa Intl Air, OK Gen Rev 04 (Improvement Trust)
04010157	KDFA (Kansas Projects), KS Rev 04A
04010159	Duquesne University, PA Rev Student Hous 2004
04010160	Duquesne Univ, PA Rev Student Hous 2004
04010167	Fond du Lac (City of), WI Waterworks Sys Rev 04
04010171	Fond du Lac (City of), WI Sewer Sys Rev 04
04010174	Arizona School Facilities Board COPs 2003C forward
04010180	Mansfield (City of), TX W&S Rev Ref 04
04010182	Sevier County MBA, UT Rev 04
04010183	Nogales MDA, AZ Muni Fac Rev 04A & 04B (Taxable)
04010187	Nogales MDA, AZ Muni Fac Rev 04A & 04B (Taxable)
04010188	Jacksonville Elec Auth, FL W&S Sr Lien Rev Ref04AB
04010189	Jacksonville Elec Auth, FL W&S Sub Lien Rev 04A
04010190	Jacksonville Elec Auth, FL W&S Sub Lien Rev 04A
04010193	Nevada Real Property Corporation COPs Rev 04
04010196	Fletcher Allen Health Care04
04010198	Stockton RDA (Events Center), CA Rev 04
04010204	Richland-Bean Blossom 2000 SBC, IN 1st Mrtg 04
04010209	Florida State Univ, FL Hsg Rev 2004A
04010210	Florida State Univ, FL Hsg Rev 2004A
04010215	Scottsdale Preserve Auth, Excise Rev Ref 04
04010216	Univ of North Dakota, ND Aux Fac Rev 04
04010218	Riverton (City of), UT Wtr Rev Ref 2004
04010219	Riverton (City of), UT Wtr Rev Ref 2004
04010220	Santa Rosa (City of), CA Wastewater Rev 04B
04010222	CenterPt Engy Houston Elect (Gulf Coast ), TX 04
04010223	CenterPt Energy Houston Elect (Brazos), TX Ref 04A
04010226	Port St. Lucie (City), FL Gas Tax Ref & Imp Rev 04
04010232	San Francisco Redev Proj, TABs 2004 A
04010233	San Francisco Redev Proj, TABs 2004 A
04010236	Univ of South Alabama, AL Rev 04
04010237	Miami-Dade Co, FL Airport Rev 04ABC
04010238	Miami-Dade Co, FL Airport Rev 04ABC
04010242	Colorado DOT TRANS, CO Rev 2004AB
04010244	Southmont SBC, IN 1st Mrtg 2004
04010247	Harris County, TX Toll RD Sr Lien Rev & Ref 04B-1
04010248	Harris County, TX Toll RD Sr Lien Rev & Ref 04B-2
04010255	Palm Beach County SD, FL COPs 2004A
04010259	Centennial Water & Sani Dist, CO Rev and Ref 04
04010260	Centennial Water & Sani Dist, CO Rev and Ref 04
04010263	Alabama Power, AL Sr. Unsecured 04 (Taxable)
04010264	Birmingham (City of), AL W&S Rev 04AB
04010265	Miami-Dade Co, FL Cap Asset Acquis MUNI-CPI 04A
04010266	Miami-Dade Co, FL Cap Asset Acquis MUNI-CPI 04A
04010269	Chelan Hydro Cons System (PUD #1), WA Rev 04

Schedule 1

List of Covered Policies

Policy Id	Policy
04010270	Chelan Hydro Cons System (PUD #1), WA Rev 04
04010271	Chelan Hydro Cons System (PUD #1), WA Rev 04B
04010272	Chelan Hydro Cons System (PUD #1), WA Rev 04B
04010273	Chelan Hydro Cons System (PUD #1), WA Rev 04C
04010274	Chelan Hydro Cons System (PUD #1), WA Rev 04C
04010275	Chelan Hydro Cons System (PUD #1), WA Rev 04E
04010276	Chelan Hydro Cons System (PUD #1), WA Rev 04E
04010278	South Ogden City, UT Sales Tax Rev & Ref 04
04010279	South Ogden City, UT Sales Tax Rev & Ref 04
04010283	Southwest Parke Comm SBC, IN Lease Rev 2004
04010284	Skidmore College (DASNY), NY Insured Rev 2004
04010303	California (State of) Econ. Recovery Bonds, 2004
04010310	Sacramento (SMUD), CA Elec Rev 04T
04010311	Phoenix (City of), AZ Cons Car Rental Fac Rev
04010312	Phoenix (City of), AZ Cons Car Rental Fac Rev
04010313	Bradley Intl Arpt, CT Rev Ref 04
04010317	Moberly (City of), MO W&S Rev 04
04010320	Anaheim Pub Fin Auth, CA Mello Roos 04A
04010321	Anaheim Pub Fin Auth, CA Mello Roos 04A
04010322	Indiana Transport Fin Auth, IN Hwy Rev 04A
04010323	Myrtle Beach (City of), SC Accomod Fee Rev 2004AB
04010324	Myrtle Beach (City of), SC Accomod Fee Rev 2004
04010325	Fashion Inst of Tech (SUNY), NY Rev 2004
04010326	Tacoma (City of), WA Elec Rev 04A
04010327	Houston (City of), TX Comb Util Rev Ref 04ABC
04010331	Energy Northwest, WA Elec Rev Ref 04
04010332	Univ of New Orleans (LSU BOS), LA Std Fee Rev 04A
04010333	Univ of New Orleans (LSU BOS), LA Std Fee Rev 04A
04010341	Oklahoma City (City of), OK W&S Sys Rev 04
04010342	Oklahoma City (City of), OK W&S Sys Rev 04
04010343	Kentucky Turnpike Auth, KY Lease Rev 04A
04010344	Texas Mun Pwr Agy (TMPA) Sub Lien, TX Elec Ref 04
04010345	Texas Mun Pwr Agy (TMPA) Sub Lien, TX Elec Ref 04
04010346	Port Orange (City of), FL Excise Rev 04
04010354	Central Washington Univ (SUB/REC), WA Rev 04
04010355	Lincoln University, PA
04010356	Oxnard Finance Auth, CA Sewer Rev 2004A
04010357	Oxnard Finance Auth, CA Sewer Rev 2004A
04010359	Massachusetts Commonwealth, MA Hotel Tax Rev 04
04010360	Massachusetts Commonwealth, MA Hotel Tax Rev 04
04010364	Anaheim Pub Fin Auth, CA Mello Roos 04A SY
04010371	South Jersey Transp Auth, NJ Rev Rev 2004 A
04010376	San Antonio (City), TX Sr. Lien Wtr Rev Ref 04
04010377	San Antonio (City), TX Sr. Lien Wtr Rev Ref 04
04010378	San Antonio (City), TX Jr. Lien Wtr Rev Ref 04
04010379	San Antonio (City), TX Jr. Lien Wtr Rev Ref 04
04010380	San Antonio (City), TX Jr. Lien Wtr Rev Ref 04A
04010381	San Antonio (City), TX Jr. Lien Wtr Rev Ref 04A
04010384	Clay County Bldg Corp, IN Lease Rev 04
04010385	Kansas City, MO GARB Rev Ref 04E
04010386	Kansas City, MO GARB Rev Ref 04E
04010387	Port of Seattle, WA Rev Rfdg 2004
04010388	Port of Seattle, WA Rev Rfdg 2004
04010390	Stockton PFA (Parking & Cap Projects), CA Rev 04
04010392	Children’s Hosp Med Ctr, OH, Rev Ref 04

Policy Id	Policy
04010398	Watsonville (City of) RDA, CA TABS
04010399	Watsonville (City of) RDA, CA TABS Ref 04A
04010400	Jackson State University (EBC), MS Rev 04
04010402	South Orange Cnty PFA (Foothill), CA Rev Ref 04A
04010407	Indiana Transport Fin Auth, IN Hwy Rev 04B
04010409	Leesburg (City of), FL Electric Util Sys Rev 04
04010411	Leesburg (City of), FL Electric Util Sys Rev 04
04010412	Leesburg (City of), FL Wtr/Gas Util Sys Rev 04
04010413	Leesburg (City of), FL Wtr/Gas Util Sys Rev 04
04010414	Oregon Fac Auth (Willamette Univ), OR Rev 04A
04010415	Allen County Pub Lib Bldg Corp, IN Lease Rev 04
04010429	Massachusetts Commonwealth, MA Hotel Tax Rev 04
04010430	Massachusetts Commonwealth, MA Hotel Tax Rev 04
04010431	Massachusetts Commonwealth, MA Hotel Tax Rev 04
04010436	Kearns Improv Dist, UT Sewer Rev Surety
04010439	Saginaw Valley St Univ, MI Rev Ref 04
04010446	Central Ark Univ BOT, AR Rev 04A/Tax 04B & Aux 04C
04010450	Indiana Transport Fin Auth, IN Hwy Rev 04C
04010454	Miami-Dade County SD, FL Lease Rev COPs 04A
04010461	Rutgers St Univ, NJ Rev 04E
04010464	Corona RDA, CA TAB Ref 04
04010466	Corona RDA, CA TAB Ref 04
04010468	Alamo Comm Coll Dist, TX Comb Fee Rev 04
04010471	Denver Reg Trans Dist (RTD), CO Rev COPS 04A
04010472	Nevada (State of), NV Hwy Impr Motor Fuel Tax 04
04010473	Miami-Dade County Expwy Auth, FL Toll Rev 04AB
04010474	Miami-Dade County Expwy Auth, FL Toll Rev 04AB
04010476	Leesburg (City of)), FL Cap Imp Rev 04
04010477	Leesburg (City of)), FL Cap Imp Rev 04
04010480	Cleveland State Univ, OH Rev 04
04010484	Lucia Mar USD, CA COPS 04AB
04010485	Lucia Mar USD, CA COPS 04AB
04010486	Otay Water District, CA Rev Ref 04
04010487	Otay Water District, CA Rev Ref 04
04010490	West Palm Beach, FL W&S Util 2004
04010494	Clark County (McCarran Arpt), NV SubLien Rev 04ABC
04010495	North Dakota St Univ, ND Auxil Fac Rev 04
04010503	Houston (City of), TX Wtr&Swr Jr Lien 2004-AB
04010506	Miami-Dade Co., FL W&S Surety 97
04010508	Miami-Dade Co., FL W&S Surety 99A
04010509	Florida Muni Power Agy, FL Rev 04
04010510	Monroe Co Comm Sch Corp, IN Lease Rev Ref 04
04010511	Piedmont Muni Pwr Ag, SC Elec Rev 04AB
04010512	Florida Muni Power Agy, FL Rev 04
04010513	Florida Muni Power Agy, FL Rev 04
04010519	Franklin Comm SBC, IN Lse Rev 04
04010525	Univ of Washington (Biomed Prop I), WA Lse Rev 04A
04010532	Concord Hospital, NH Rev 04
04010533	Grand Rapids, MI Sani Swr Sys Rev 04
04010534	Grand Rapids, MI Sani Swr Sys Rev 04
04010536	Puerto Rico Electr Power Auth, PR Rev Ref OO
04010538	El Dorado Irrig Dist, CA Fixed Rev Ref COPS 04A
04010541	Murrieta Valley USD (CFD’s), CA Mello Roos 04
04010542	Murrieta Valley USD (CFD’s), CA Mello Roos 04
04010543	Michigan State Trunk Line, MI Gas Tax 04

Schedule 1

List of Covered Policies

Policy Id	Policy
04010545	New Jersey EDA (Sch Fac Constr), NJ Lease Rev 04I
04010546	West Virginia Higher Ed Policy Comm, WV Rev 04B
04010548	New Jersey Trans Trust Fund Auth, NJ Rev 2004A
04010551	Alabama St. Univ., AL GO
04010552	Alabama St. Univ., AL GO
04010553	Alabama St. Univ., AL GO
04010555	New York University, NY Rev 04AB
04010566	Fulton County, GA W&S Rev 04 (Tax-Ex)
04010567	Southwest Gas Corp (Ind Dev Auth), NV Rev 04
04010568	Manatee County, FL Rev Impv 04
04010569	Manatee County, FL Rev Impv 04
04010576	Sarasota Co Sch Bd, FL Lease Rev 04
04010577	Palmdale Water District, CA Rev COPs 04
04010578	Palmdale Water District, CA Rev COPs 04
04010583	Northwestern SBC, IN Lease Rev 04
04010588	Beaumont (City of), TX Wtr & Swr Rev 04
04010589	Beaumont (City of), TX Wtr & Swr Rev 04
04010591	Schenectady Metroplex Dev Auth, NY Gen Res 04A
04010596	Univ of Central Florida, FL (UCFAA) COPs 04
04010599	Riviera Beach (City of), FL W&S Rev 04
04010600	Riviera Beach (City of), FL W&S Rev 04
04010601	Public Utility Dist #1 (Cowlitz Cnty), WA Rev 04
04010602	Public Utility Dist #1 (Cowlitz Cnty), WA Rev 04
04010607	Manteca USD, CA CFD 1989-2 2004D
04010608	Manteca USD, CA CFD 1989-2 2004D
04010612	Iowa BOR (State Univ of), IA Acad Bldg S.U.I. 2004
04010624	Louisiana State Univ (New Orleans), LA Rev Ref 04
04010625	Louisiana State Univ (New Orleans), LA Rev Ref 04
04010634	Sierra Joint CCD, CA COPS 04
04010635	Sierra Joint CCD, CA COPS 04
04010640	Lee Co IDA (Bonita Springs Util), FL W&S 04A
04010641	Lee Co IDA (Bonita Springs Util), FL W&S 04A
04010642	New Jersey Trans Trust Fund Auth, NJ Rev 2004B
04010645	Coastal Water Auth, TX Rev 04 (Houston City Proj)
04010647	Coastal Water Auth, TX Rev 04 (Houston City Proj)
04010650	Hallsdale-Powell UD, TN WWks & Swr Rev 04
04010651	Hallsdale-Powell UD, TN WWks & Swr Rev 04
04010659	Lebanon Pub Library, IN Lease Rev 04
04010664	Lee County, FL 5 Cent Gas Tax Ref Rev 04
04010665	Lee County, FL 5 Cent Gas Tax Ref Rev 04
04010666	Delaware Transportation Auth, DE Rev Sr Lien 04
04010668	Saginaw Valley St Univ, MI Gen Rev 04B
04010673	Ramapo College (NJEFA), NJ Rev 04E
04010674	Ramapo College (NJEFA), NJ Rev 04E
04010679	Univ of Akron, OH Gen Receipts 2004B
04010680	Emerald Coast Util Auth, FL Ref Rev 2004
04010681	Emerald Coast Util Auth, FL Ref Rev 2004
04010686	High Point (City of), NC Comb Enterprise Rev 04
04010687	High Point (City of), NC Comb Enterprise Rev 04
04010688	New York STAR Corp, NY Rev 05AB
04010690	Indiana MPA, IN Electr Rev 04A
04010691	Indiana Bond Bank, IN Spec Prgm 04D
04010692	Indiana Bond Bank, IN Spec Prgm 04D
04010702	Osceola Co Sch Brd, FL Lease Rev 04A
04010703	Osceola Co Sch Brd, FL Lease Rev 04B

Policy Id	Policy
04010706	Mississippi St Univ EBC (Res Hall), MS Rev Ref 04A
04010718	Melbourne (City of), FL W&S Rev 04
04010719	Melbourne (City of), FL W&S Rev 04
04010721	Lancaster RDA (Proj Areas), CA Mark-Roos 04
04010722	Lancaster RDA (Housing Program), CA TAB 04
04010723	Washington (Columbia Basin CC), WA COPS Rev 04F
04010725	Erie City, PA Water Authority 2004
04010726	Brevard County SD, FL Lease Rev 04AB
04010730	Pulaski Tech College (Board of Trust), AR Rev 04
04010732	Riverside (City) Redev Ag, CA TAB 04A
04010738	Polk County, FL Util Sys Rev 04A & Ref 04B
04010739	Polk County, FL Util Sys Rev 04A & Ref 04B
04010740	Dunklin County, MO COPS 04
04010741	Mooresville (Town of), NC Enterprise Sys Rev 04
04010742	Mooresville (Town of), NC Enterprise Sys Rev 04
04010745	West Virginia (Univ of), WV Rev 04BC
04010755	Aqua Pennsylvania, PA Rev 04
04010756	Camden (City of), SC Combined Util Rev Ref 04
04010757	Camden (City of), SC Combined Util Rev Ref 04
04010758	Univ of Colorado BOR, CO Enterprise Sys Rev 04
04010760	Lower Colorado River Auth (LCRA), TX Rev Ref 04D
04010761	Lower Co Riv Auth (LCRA-Trans Svc), TX Elec Rev 04
04010765	West Virginia (Univ of), Auction Rate Rev 04A
04010766	Ceres USD, CA COPS 04
04010768	Portland (Interstate Corridor), OR TIF Rev 04A
04010769	Portland (Interstate Corridor), OR TIF Rev 04A
04010770	New Albany-Floyd Co SBC, IN Lease Rev Ref 04
04010771	DASNY (Catskill Reg Med Ctr), NY Rev 04
04010772	Big Creek Util Dist (Grundy Co), TN Wtr Rev Ref 04
04010774	Montefiore Med Center (DASNY), NY Hosp Rev 04
04010776	NYS PIT (NYS Urban Dev Corp) 04A-1
04010781	New Jersey Bldg Auth, NJ Lease Rev 04A
04010783	New Jersey Bldg Auth, NJ Lease Rev 04B
04010786	Northern Arizona Univ, AZ Sys Rev Ref 04
04010789	Aurora Sch Bldg Corp, IN Lease Rev 04
04010791	Brevard County SD, FL Lease Rev 04B
04010796	NYS Environmental Fac Corp State PIT Rev 04A&B
04010802	St Louis Muni Fin Corp (Forest Park), MO Lse 04
04010803	St Louis Muni Fin Corp (Forest Park), MO Lse 04
04010807	Port Authority of NY & NJ 138th Cons. Bds
04010808	San Francisco, CA Intl Airport Issue 32 Rev Ref
04010810	San Francisco, CA Intl Airport Issue 32 Rev Ref
04020012	California DWR Power Supply Rev. Bonds 2002A
04020018	California DWR Power Supply Rev. Bonds 2002A
04020019	New York St Tobacco Settl Fin Corp, NY Rev 2003B
04020020	California (State of) Econ. Recovery Bonds, 2004
04020021	California (State of) Econ. Recovery Bonds, 2004
04020023	New York St Tobacco Settl Fin Corp, NY Rev 2003B
04020030	New York City TFA 2004B
04020032	New York City TFA 2004B
04020033	New York City TFA 1999A&B
04020034	New York LGAC Sales Tax 93D/E
04020037	New York City TFA 2004B
04020039	Port Authority of NY Consol 85
04020040	New York St Tobacco Settl Fin Corp, NY Rev 2003B

Schedule 1

List of Covered Policies

Policy Id	Policy
04020041	New York City TFA 98B
04020042	New York City TFA 2003D
04020045	New York City TFA 1999A&B
04020046	New York City TFA 2004C
04020047	New York City TFA 2004C
04020048	New York St Tobacco Settl Fin Corp, NY Rev 2003A
04020051	New York City TFA 2004C
04020052	New York City TFA 2004C
04020053	Virgin Islands Pub Fac Auth 2003A
04020062	New York City TFA 2004C
04020067	California (State of) Econ. Recovery Bonds, 2004
04020069	New York City TFA 2004C
04020070	New York City TFA 2003B
04020072	New York St Tobacco Settl Fin Corp, NY Rev 2003A
04020079	California (State of) Econ. Recovery Bonds, 2004
04020083	Upstate Comm Colleges (DASNY), NY Rev 04
04020084	Upstate Comm Colleges (DASNY), NY Rev Ref 04B
04020085	Upstate Comm Colleges (DASNY), NY Rev Ref 04B
04020086	Upstate Comm Colleges (DASNY), NY Rev Ref 04B
04020087	Upstate Comm Colleges (DASNY), NY Rev 04
04020088	Upstate Comm Colleges (DASNY), NY Rev Ref 04B
04020089	Upstate Comm Colleges (DASNY), NY Rev 04
04020092	New York City TFA 2003D
04020094	California (State of) Econ. Recovery Bonds, 2004
04020095	California (State of) Econ. Recovery Bonds, 2004
04020096	New York City TFA 2004C
04020097	California (State of) Econ. Recovery Bonds, 2004
04020099	California (State of) Econ. Recovery Bonds, 2004
04020100	California (State of) Econ. Recovery Bonds, 2004
04020101	New Jersey Trans Trust Fund Auth, NJ Rev 99 A
04020102	New Jersey (Lease) Econ Devel Auth 2003F
04020103	California SPWB (Univ CA ), CA Lse 04F
04020104	California SPWB (Univ CA ), CA Lse 04F
04020105	California SPWB (Univ CA ), CA Lse 04F
04020107	California (State of) Econ. Recovery Bonds, 2004
04020108	California (State of) Econ. Recovery Bonds, 2004
04020109	New York St Tobacco Settl Fin Corp, NY Rev 2003A
04020110	New York City TFA 2004C
04020113	California (State of) Econ. Recovery Bonds, 2004
04020114	California (State of) Econ. Recovery Bonds, 2004
05010001	Chelan Hydro Cons System (PUD #1), WA Rev 05A
05010002	Chelan Hydro Cons System (PUD #1), WA Rev 05A
05010003	Chelan Hydro Cons System (PUD #1), WA Rev 05B
05010004	Chelan Hydro Cons System (PUD #1), WA Rev 05B
05010005	South Carolina Pub Svc Auth, SC Electric Rev 05A
05010006	Osceola Co Sch Brd, FL Lease Rev 04C fwd
05010010	Mississippi Dev Bank (MDOT), MS Rev 05
05010011	Mississippi Dev Bank (MDOT), MS Rev 05
05010014	Lodi USD (Aspire Project), CA COPS 05AB
05010015	Lodi USD (Aspire Project), CA COPS 05AB
05010021	Oklahoma City Comm College (BOR), OK Rev 04
05010022	San Francisco, CA Intl Airport Issue 32 Rev Ref
05010024	Georgia Muni Elec Auth (MEAG), GA Rev 05
05010025	Ocala (City of), FL Util Sys Rev Ref 04
05010026	Ocala (City of), FL Util Sys Rev Ref 04

Policy Id	Policy
05010028	New Jersey Trans Trust Fund Auth, NJ Rev 05B
05010032	San Ysidro SD, CA COPS 05
05010034	San Ysidro SD, CA COPS 05
05010042	Western MI Univ BOT, Gen Rev 05
05010044	New Jersey EDA (Sch Fac Constr), NJ Lease Rev 05K
05010045	Grant Cnty PUD 2 (Wanapum Hydro), Rev Ref 05
05010046	Grant Cnty PUD 2 (Wanapum Hydro), Rev Ref 05
05010050	Santee Comm Dev Commission, CA TAB 05A
05010054	Santee Public Financing Auth, CA Lse Rev 05
05010055	Santee Public Financing Auth, CA Lse Rev 05
05010058	Pomona USD (Golden West Sch Fin Auth), CA Rev 05
05010069	Chesterfield (City of), MO Rev COPS 05
05010070	Chesterfield (City of), MO Rev COPS 05
05010072	Northern Arizona Healthcare Sys, AZ Hosp Rev 05
05010074	St. Francois County, MO COPS 04
05010078	Fort Zumwalt SD Improvement Corp, MO Lse Ref 05
05010084	Nebraska Pub Power Dist, NE Rev Rfdg 05B
05010093	Pittsburgh Pub Parking Auth, PA Rev 05
05010094	Univ of Pennsylvania Health Sys, PA Hosp Rev 05B
05010095	Pittsburgh Pub Parking Auth, PA Rev 05
05010097	Warren Twnp MSD Vision 2005, IN Lease Rev Ref 05
05010098	Elsinore Valley MWD, CA W&S COPs 05
05010099	Elsinore Valley MWD, CA W&S COPs 05
05010103	North Bergen Twp BOE, NJ Lease Rev dtd 12/15/04
05010104	North Bergen Twp BOE, NJ Lease Rev dtd 12/15/04
05010105	Creighton Univ (Douglas Co), NE Rev 03-04
05010107	New Jersey HMFA, NJ Housing Rev 05ABCDE
05010108	Mental Health Svcs Fac Improv (DASNY), NY Rev 05
05010111	Centennial Water & Sani Dist, CO Ref 05
05010112	Centennial Water & Sani Dist, CO Ref 05
05010116	Nebraska Pub Power Dist, NE Rev Rfdg 05B
05010122	South Carolina Pub Svc Auth, SC Rev Ref 05C
05010129	CUNY (DASNY), NY Rev 05
05010131	Illinois (State of), IL Sales Tax Rev 05
05010132	Arkansas University (Fayetteville), AR Rev 05AB
05010133	Pennsylvania Power & Light Co, PA Rev 05
05010135	Central TX Regl Mobility Auth Toll Rev 05
05010138	SUNY (DASNY), NY Rev 05
05010139	Tampa Bay Regional Water Authority, FL Ref Rev 05
05010141	San Diego County, CA Wtr Auth Ref 05
05010142	San Diego County, CA Wtr Auth Ref 05
05010147	Arizona School Facilities Board, AZ COPs 05A-1
05010148	Arizona School Facilities Board, AZ COP 2005A-2
05010149	Arizona School Facilities Board, AZ COP 2005A-3
05010150	Upstate Comm Colleges (DASNY), NY Rev 05
05010153	Mental Health Svcs Fac Improv (DASNY), NY Rev
05010154	Indian River County, FL W&S Ref 05
05010158	NYS PIT Housing Fin Agency (Eco Devel/Hous) 05A
05010161	Woman’s Hospital, LA Hosp Rev Ref 05
05010162	Contra Costa Wtr Dist, CA Wtr Rev Ref Series N 05
05010166	Center Grove Comm Sch Bldg Corp, IN Lease Rev 05
05010168	SUNY (DASNY), NY Rev 05
05010172	Mental Hlth Svcs Fac Improv (DASNY) NY Rev 05 40.7
05010173	Mental Hlth Svcs Fac Improv (DASNY) NY Rev 05 40.7
05010178	Clinton Prairie Comm Sch Bldg Corp, IN, Rev 2005

Schedule 1

List of Covered Policies

Policy Id	Policy
05010179	Detroit (City), MI Wtr Supply Ref 2005A&C (Sr Ln)
05010180	Detroit (City), MI Wtr Supply Ref 2005A&C (Sr Ln)
05010195	Noblesville Multi Sch Bldg Corp, IN, Lease Rev 05
05010197	Chandler (City of), AZ W&S 05 (Sr. Lien)
05010198	Chandler (City of), AZ W&S 05 (Sr. Lien)
05010199	Southmost Union Jr College Dist, TX Rev Ref 05
05010200	Southmost Union Jr College Dist, TX Rev Ref 05
05010201	Alaska Municipal Bond Bank, AK GO 2005A
05010209	NYS PIT Edu 05AB & Eco Develop/Housing) 05AB
05010210	Duval County Sch Brd, FL, Lease Rev COPs 05A
05010215	North West Hendricks Middle SBC, IN Lse Ref 2005
05010219	Massachusetts State Colleg Build Auth, MA, Rev 05A
05010223	Greenfield Multi-Sch Bldg Corp, IN Lse Rev Ref 05
05010231	New Jersey Trans Trust Fund Auth, NJ Rev 05C
05010235	Univ of Pennsylvania Health Sys, PA Hosp Rev 05D
05010237	Puerto Rico Electr Power Auth, PR Rev Ref 05RR
05010239	Madison Cons (Lydia Middleton)SBC, IN Lease Rev 05
05010240	Salem (City of), OR W&S Ref 05
05010241	Salem (City of), OR W&S Ref 05
05010243	Univ of Massachusetts (Mass HEFA), MA Rev Ref 05
05010247	Oklahoma City Pub Prop Auth (OCPPA), OK, Rev 05
05010248	Oklahoma City Pub Prop Auth (OCPPA), OK, Rev 05
05010250	Washington St Univ Hsg & Dining, WA Rev Ref 05
05010251	Washington St Univ Hsg & Dining, WA Rev Ref 05
05010253	Southeast Georgia Hlth Sys Ref Series 2005
05010256	Sarasota (County), FL W&S Util Sys Ref Adv Rev 05
05010262	Univ of North Carolina (Wilmington), NC Lse Rev 05
05010263	Univ of North Carolina (Wilmington), NC Lse Rev 05
05010265	North White SBC, IN, Lease Rev 2005
05010269	Cherokee (County), KS, COPs Rev 2005
05010270	Riverside County, CA Lease 05B
05010271	Riverside County, CA Lease 05A
05010272	Unive of Colorado (BOR), CO Rev Ref 05A
05010273	Sacramento Suburban Water Dist, CA COP Taxable 05B
05010276	Sacramento Suburban Water Dist, CA COP Taxable 05B
05010277	Dillsburg Area Authority, PA Swr Rev 05
05010278	Center Grove 2000 Sch Bldg Corp, IN Lease Rev 05
05010281	Kentucky Turnpike Auth, Lease Rev 05
05010284	Capistrano UFSD (Ladera) CFD 98-2, CA MelloRoos 05
05010285	Capistrano UFSD (Ladera) CFD 98-2, CA MelloRoos 05
05010290	Louisiana State Gas & Fuels Tax Rev 05A
05010296	KDFA BOR (Scientific Res & Dev Fac), KS Rev 05D
05010300	Lancaster Area Sewer Authority, PA Rev 05
05010306	Port Authority of NY & NJ 139th Cons. Bds
05010311	Wichita (City of), KS W&S Util Ref Rev 05A
05010312	Wichita (City of), KS W&S Util Ref Rev 05A
05010313	New York City Housing Dev Corp, NY Rev 05A
05010320	Canaveral Port Auth, FL, Port Rev Ref, Series 2005
05010321	Del Mar Coll Distr, TX, Comb Fee Rev Ref, 2005
05010322	Del Mar Coll Distr, TX, Comb Fee Rev Ref, 2005
05010324	Oklahoma Cap Imp Auth (Native Am), OK Rev Ref 05C
05010326	Laguna Stonelake CFD No. 1, CA Mello Roos Rev 05
05010327	Laguna Stonelake CFD No. 1, CA Mello Roos Rev 05
05010334	New York City Housing Dev Corp, NY Rev 05A
05010337	Taylor County, FL Sales Tax Rev Ref 05

Policy Id	Policy
05010338	Taylor County, FL Sales Tax Rev Ref 05
05010353	Pittsburgh Pub Parking Auth, PA Rev 05A
05010355	New Jersey Econ Dev Auth, NJ Lse Ref 05
05010359	Penn Pwr&Light Co.PA Lehigh Cty Ind Dev 05B
05010363	Austin (Town Lake Pk Comm Ctr), TX Car Tax 05
05010368	Aqua Pennsylvania Proj (Del Co IDA), PA Rev 05AB
05010370	Hillsborough County, FL Non Ad Valorem Ser 2005
05010371	Hillsborough County, FL Non Ad Valorem Ser 2005
05010373	Boone County Hosp Assoc, IN Lease Rev 2005
05010375	San Jose RDA, CA TABS Ref 05 B
05010376	San Jose RDA, CA TABS Ref 05 B
05010377	San Jose RDA, CA TABS Ref 05A
05010378	San Jose RDA, CA TABS Ref 05A
05010379	Austin (Town Lake Pk Comm Ctr), TX Car Tax 05
05010380	Blue Ridge HealthCare Sys, NC Hosp Rev 05A
05010391	Colorado State University Sys, CO Ent Rev 05B
05010393	Merrillville Multi-School BC, IN GO Lease Rev 2005
05010394	Wayne Twp Marion Cty SBC, IN, Lease Rev 2005
05010396	Minneapolis-St.Paul Metro Arpt,MN Subord Rev 05C
05010399	Roseville (City of), CA Elec Rev 05A
05010403	Chandler (City of), AZ W&S Ref 05 (Sr. Lien)
05010413	England Dist Sub-Dist No 1, LA, Rev 2005
05010428	Univ of Central Florida, FL (UCFAA) COPs 2005A
05010432	Turlock USD, CA COPs Rev 05
05010433	Turlock USD, CA COPs Rev 05
05010437	TPFA (Stephen F. Austin Univ), TX Rev 05
05010442	Passaic Valley Wtr Comm, NJ Water Supp Rev Ref 05
05010449	Rio Rancho (City), NM Gross Rcpts (City Hall)05
05010453	Los Angeles (City of) Sanit Equip Charge, CA 05A
05010454	Univ of Denver (CO ECFA), CO Rev Ref 05A
05010455	Univ of Denver (CO ECFA), CO Rev Ref 05A
05010457	Sacramento City Fin Auth (Solid Waste), CA Rev 05
05010458	Sacramento City Fin Auth (Solid Waste), CA Rev 05
05010459	Sacramento City Fin Auth (Solid Waste), CA Rev 05
05010468	Lahey Clinic Medical Center, MA Rev Series 2005
05010469	Stockton (City of) CFD 90-2, CA Mello-Roos Rev 05
05010476	Massachusetts Commonwlth, MA Spec Obs Rev Ref 05
05010477	Massachusetts Commonwlth, MA Spec Obs Rev Ref 05
05010478	2004 Plainfield Comm. HSBC, IN Lease Series 2005A
05010488	Antioch PFFA (CFD No. 89-1), CA MelloRoos Ref 05
05010495	Corona Norco USD PFA, CA MelloRoos Rev Ref 05
05010497	Arvada (City of) Finance Corp, CO Lse Rev 05
05010498	Arvada (City of) Finance Corp, CO Lse Rev 05
05010499	Val Verde USD, CA COPs 05B
05010507	Douglas Co. PUD No 1 (Wells), WA Elec Ref 05ABC
05010508	Douglas Co. PUD No 1 (Wells), WA Elec Ref 05ABC
05010509	Los Angeles Co MTA Grant Notes, Series 2005
05010514	Honolulu (City/Cnty), HI WWater Rev 05AB (Sr Lien)
05010515	Honolulu (City/Cnty), HI WWater Rev 05AB (Sr Lien)
05010529	Lower Co Riv Auth (LCRA-Trans Svc), TX Elec Rev 05
05010532	MARTA, GA Sales Tax Rev Ref 05A (Third Indenture)
05010534	MARTA, GA Sales Tax Rev Ref 05A (Third Indenture)
05010537	California St Univ Sacramento Fndn, CA Aux Rev 05
05010543	Sacramento Cnty San Dist, CA Rev Ref 05
05010544	Sacramento Cnty San Dist, CA Rev Ref 05

Schedule 1

List of Covered Policies

Policy Id	Policy
05010546	Mississippi Dev Bank, MS Moral Ob Rev Ref 05AB
05010547	Wichita (City of), KS W&S Util Ref Rev 05B
05010548	Wichita (City of), KS W&S Util Ref Rev 05B
05010549	Chino Valley USD, CA COPS Ref 05A
05010550	Chino Valley USD, CA COPS Ref 05A
05010552	Oregon Fac Auth (Willamette Univ), OR Rev 05
05010557	Parkersburg (City of), WV W&S Impr Rev 05
05010573	NYS Thruway Auth, NY Highway/Bridge 05B
05010582	Port of Tacoma, WA Rev 05
05010599	New Jersey Transit Corp, NJ, Sub lien GARVEE 2005A
05010602	Idaho St Bldg Auth (Eastrn Idaho Tech), ID Rev 04A
05010603	Idaho St Bldg Auth (Eastrn Idaho Tech), ID Rev 04A
05010606	Phoenix (City), AZ CIC Exc Tax Rev 05A (Civ Plaza)
05010610	Montefiore Med Center (DASNY), NY Hosp Rev 05
05010616	Alamo Comm Coll Dist, TX Comb Fee Rev 05
05010617	Alamo Comm Coll Dist, TX Comb Fee Rev 05
05010620	Anchorage, AK Airport Car Rental Fac Rev 2005
05010621	Anchorage, AK Airport Car Rental Fac Rev 2005
05010625	Nacogdoches County Hosp Dist, TX Sales Tx Ref 05
05010636	Phoenix CIC State Distribution Rev 2005
05010637	Santa Monica (City of), CA WWater Rev 2005A
05010638	Santa Monica (City of), CA WWater Rev 2005A
05010642	Tacoma (City of), WA Water System Rev & Ref 2005
05010643	Norman Utilities Auth, OK Util Rev Ref 05
05010644	Norman Utilities Auth, OK Util Rev Ref 05
05010645	UCF Convocation Center, FL CBA
05010646	Tacoma (City of), WA Elec Rev Ref 05A
05010647	Tacoma (City of), WA Elec Rev Ref 05B
05010657	Omaha Public Power Dist, NE Elec Rev 05
05010659	Tacoma (City of), WA Water System Rev & Ref 2005
05010661	Port Authority of NY & NJ 141st Cons. Bds
05010662	Palm Bay (City of), FL Util Rev Ref 05A
05010663	Palm Bay (City of), FL Util Rev Ref 05A
05010664	Palm Bay (City of), FL Util Rev Ref 05B
05010665	Palm Bay (City of), FL Util Rev Ref 05B
05010666	San Rafael ESD, CA COPS 05
05010667	San Rafael ESD, CA COPS 05
05010668	Port of Los Angeles, CA Harbor Rev 05C
05010671	Port of Los Angeles, CA Harbor Rev 05C
05010672	Alaska (Virology Lab), AK COPS 05B
05010677	Los Angeles Co Sani Dist #14, CA Rev 05B
05010678	Los Angeles Co Sani Dist #14, CA Rev 05B
05010679	Oregon (State of) Dept. of Admin COPs 2005
05010681	Reno (City of) Cap Improvement, NV Rev Ref 05
05010682	Reno (City of) Cap Improvement, NV Rev Ref 05
05010689	Calif St Pub Wks Brd (SPWB), CA Lse 05E
05010691	Mississippi Dev Bank (MDOT), MS Spcl Ob 05 Laurel
05010693	Mississippi Dev Bank (MDOT), MS Spcl Ob Rev 05
05010694	Mississippi Dev Bank (MDOT), MS Spcl Ob Rev 05
05010699	University of North Texas Sys, TX Rev Ref 05
05010701	Nebraska Pub Power Dist, NE Gen Rev 05C
05010702	New Jersey Natural Gas Co (NJ Rsrces), NJ 05A
05010703	New Jersey Natural Gas Co (NJ Rsrces), NJ 05B
05010704	New Jersey Natural Gas Co (NJ Rsrces), NJ 05C
05010705	West Virginia Wtr Dev, WV Rev Ref A-II, B-II, C-II

Policy Id	Policy
05010706	Calif St Pub Wks Brd (SPWB), CA Lse 05F
05010707	Calif St Pub Wks Brd (SPWB), CA Lse 05G
05010714	Univ of Maine System, ME Rev 2005
05010722	Omaha Public Power Dist, NE Elec Rev 05
05010726	Nevada (State of), NV Motor Vehicle Fuel Tax 05
05010729	University of Kentucky (A/L Comm), Gen Rec 05
05010732	Fl Brd of Reg (U of FL), FL Hsg Rev Rfdg 2005A
05010734	Dover (City of),OH Mun Elec Rev Ref 2005
05010745	Univ of California (Regents), CA Rev Ref 05GHIJK
05010752	Redding, CA Electric Rev 05
05010753	Redding, CA Electric Rev 05
05010758	2004 Plainfield Comm. HSBC, IN Lease Series 2005B
05010759	Virginia Hospital Center Ref Series 2005
05010760	Brevard County, FL Gas Tax Rev 2005
05010761	Brevard County, FL Gas Tax Rev 2005
05010763	Sacramento Fin Auth (Downtown & Oak), CA TAB 05AB
05010764	Sacramento Fin Auth (Downtown & Oak), CA TAB 05AB
05010765	Missouri Dev Fin Board (State Offices),MO COPs 05A
05010767	North West Hendricks Middle SBC, IN Lse Ref 2005B
05010769	Delaware Trans Auth, DE Rev Sr Lien 05
05010770	Sacramento Fin Auth (Downtown & Oak), CA TAB 05AB
05010771	Conn Dev Auth, CT Water Fac Rev (Crystal Water)05A
05010772	Connecticut Dev Auth/Water Svc, CT Rev 2005A
05010773	Univ of Denver (CO Educ & Cul Fac Auth), CO Rev 05
05010774	Univ of Denver (CO Educ & Cul Fac Auth), CO Rev 05
05010780	Ca Infr & Ec Dev Bnk Sch Apportion LS (Vallejo USD
05010781	Ca Infr & Ec Dev Bnk Sch Apportion LS (Vallejo USD
05010782	Ca Infr & Ec Dev Bnk Sch Apportion LS (WCCUSD)
05010783	Ca Infr & Ec Dev Bnk Sch Apportion LS (WCCUSD)
05010787	Grand Rapids (City of), MI Wtr Sys Rev 2005
05010788	Oakland SBA (Elihu M. Harris), CA Lse Rev 05A
05010789	San Francisco SBA (Civic Center), CA Lse Rev 05A
05010790	Mental Hlth Svcs Fac Improv (DASNY) NY Rev 05EF
05010792	Phoenix Hotel Rev Sub Lien (Sports Fac. Tax) 05BC
05010793	Grant Cnty No 2 (Priest Rapids), WA Elec Rev 05ABZ
05010794	Grant Cnty No 2 (Priest Rapids), WA Elec Rev 05ABZ
05010801	Grand Rapids (City of), MI Wtr Sys Rev 2005
05010803	North Texas Tollway Auth, TX RevRfdg05
05010804	North Texas Tollway Auth, TX RevRfdg05
05010807	Columbus Children’s Series 2005C
05010810	South Dakota Bd of Regents, SD Aux Rev 05
05010811	Banning (City of) Util Auth, CA Wtr Rev Ref 05
05010812	Banning (City of) Util Auth, CA Wtr Rev Ref 05
05010813	Franklin Comm SBC, IN Lse Rev 05
05010815	North Texas Tollway Auth, TX RevRfdg05
05010817	Dare County, NC Lease Rev
05010818	Chicago-O’Hare Airport, IL 3rd Lien Rev 05A
05010819	Chicago-O’Hare Airport, IL 3rd Lien Rev 05B
05010820	Chicago-O’Hare Airport, IL 3rd Lien Rev 05A
05010821	Chicago-O’Hare Airport, IL 3rd Lien Rev 05AB
05010846	Aqua Pennsylvania Proj (Del Co IDA), PA Rev 05C
05010849	Tampa-Hillsborough (State of Florida) Exprswy 2002
05020002	California (State of) Econ. Recovery Bonds, 2004
05020003	California (State of) Econ. Recovery Bonds, 2004
05020004	California (State of) Econ. Recovery Bonds, 2004

Schedule 1

List of Covered Policies

Policy Id	Policy
05020005	California (State of) Econ. Recovery Bonds, 2004
05020006	California (State of) Econ. Recovery Bonds, 2004
05020007	California (State of) Econ. Recovery Bonds, 2004
05020009	Port Authority of NY & NJ 138th Cons. Bds
05020010	New York LGAC Sales Tax 93D/E
05020012	New York LGAC Sales Tax 93D/E
05020013	California SPWB (Univ CA ), CA Lse 04F
05020014	North Carolina Muni Power #1 Elec Rev03AB
05020015	North Carolina Muni Power #1 Elec Rev03AB
05020019	New York St Tobacco Settl Fin Corp, NY Rev 2003A
05020020	New York City TFA 2004 D Sen/Sub
05020052	Upstate Comm Colleges (DASNY), NY Rev Ref 04B
05020054	California (State of) Econ. Recovery Bonds, 2004
05020055	California (State of) Econ. Recovery Bonds, 2004
05020057	California (State of) Econ. Recovery Bonds, 2004
05020063	Upstate Comm Colleges (DASNY), NY Rev Ref 04B
05020064	California (State of) Econ. Recovery Bonds, 2004
05020073	Tacoma (City of), WA Elec Rev Ref 05A
06010002	Port of Los Angeles, CA Harbor Rev 06 A
06010003	Port of Los Angeles, CA Harbor Rev 06 B&C
06010008	Gilbert (Town of) Pub Fac MPC, AZ Sales Tax Rv 06
06010018	Cape Girardeau (City of), MO Wtr Rev Ref 05A
06010021	Eureka (City of) Redev Agency, CA Surety 05
06010022	Oklahoma City Comm College (BOR), OK Rev 06
06010027	South Jersey Transp Auth,NJ Rev (Atl City Proj) 05
06010028	Orange County, FL Sales Tax Rev Ref 2006
06010033	Oklahoma St Univ, OK Util System Rev Ref 06
06010034	Oklahoma St Univ, OK Util System Rev Ref 06
06010039	Placentia-Yorba Linda USD, CA COPS Rev 06
06010056	Wayne Twp Marion County SBC, IN 1st Mort Ref 06
06010058	West Virginia Wtr Dev, WV Rev Ref 2006A-II
06010059	Galveston (City of), TX WWks & Swr Rev Ref 06
06010066	Rhode Island EDC GARVEES 2006A
06010070	Nacogdoches County Hosp Dist, TX Sales Tx Ref 06
06010071	Glendale (City of), AZ Sub Lien W&S Rev 2006
06010072	Glendale (City of), AZ Sub Lien W&S Rev 2006
06010073	Aurora (City of), CO COPS Ref 05 A-1 & A-2
06010075	Fashion Inst of Tech (SUNY), NY Rev 2004 Surety
06010077	Golden (City of), CO COPs 2006
06010080	Omaha Public Power Dist, NE Elec Rev 05
06010084	Aurora (City of), CO COPS Ref 05 A-1 & A-2
06010086	West Ouachita Parish SD, LA Sls Tax Ref 2006
06010088	Boulder County, CO Sales & Use Tax 06
06010089	Boulder County, CO Sales & Use Tax 06
06010090	Sacramento City Fin Auth (Oak Park), CA TAB 06A
06010091	Sacramento City Fin Auth (Oak Park), CA TAB 06A
06010092	Sacramento City Fin Auth (Del Paso), CA TAB 06B
06010097	Canaveral Port Auth, FL, Port Ref 06A/Port Imp 06B
06010098	Orange Cnty Sch Brd, FL Lease Rev COPs 06AB
06010100	Univ of Connecticut, CT GO 2006A & GO Ref 2006A
06010113	Parkersburg (City of), WV WWks &Sewer Rev Ref 06C
06010114	Univ of Arkansas (UAMS), AR Rev 06
06010115	Univ of Arkansas (UAMS), AR Rev 06
06010116	Noblesville Multi Sch Bldg Corp, IN Lse Rev 2006
06010117	Indianapolis Local Pub Imp Bank, IN Mor Obl 06D

Policy Id	Policy
06010118	Indianapolis Local Pub Imp Bank, IN Mor Obl 06D
06010119	Long Island Power Auth, NY Electr Rev 06AB
06010120	Omaha Public Power Dist, NE Elec Rev 05
06010126	KDFA (Transportation Program), KS Rev 06A
06010135	Tarrant Reg Water District, TX Wtr Rev 06
06010149	Chula Vista Elementary SD, CA COP 06
06010152	University of Pittsburgh Med Cntr Series 2006
06010153	Sacramento City Fin Auth (Del Paso), CA TAB 06B
06010155	Chula Vista Elementary SD, CA COP 06
06010158	Santa Rosa Sch. Brd., FL COPs 2006-2
06010160	Kansas City Muni Asst Co (Bartle Hall), MO Lse 06A
06010161	Kansas City Muni Asst Corp (Kemper), MO Lse 06B
06010162	Kansas City Muni Asst Co (Bartle Hall), MO Lse 06A
06010163	Kansas City Muni Asst Corp (Kemper), MO Lse 06B
06010168	Hobart Bldg Corp, IN Lease Rev 2006
06010169	Santa Monica (City of), CA TAB Ref 06AB
06010170	Santa Monica (City of), CA TAB Ref 06AB
06010173	Hillsborough County, FL Spec Assessment 2006
06010174	Travis USD, CA COPs 06
06010175	Dillsburg Area Authority, PA Swr Rev 2006
06010180	South San Francisco RDA, CA TAB Rev 06A
06010181	Florida State Ed Sys, Univ Sys Imp Rev Ref, 2006A
06010182	Dist. of Columbia, DC (St Elizabeth Hosp) COPs 06
06010184	East Baton Rouge Parish, LA Sales Tax 06A
06010186	East Baton Rouge Parish, LA Sales Tax 06B
06010193	Georgetown (City of), TX Utility Sys Rev 06
06010199	Florida State Ed Sys, Univ Sys Imp Rev Ref, 2006A
06010200	District of Col Baseball 2006 A-1, A-2, B-1, B-2
06010201	District of Col Baseball 2006 A-1, A-2, B-1, B-2
06010202	District of Col Baseball 2006 A-1, A-2, B-1, B-2
06010204	District of Col Baseball 2006 A-1, A-2, B-1, B-2
06010205	District of Col Baseball 2006 A-1, A-2, B-1, B-2
06010206	District of Col Baseball 2006 A-1, A-2, B-1, B-2
06010210	Univ of North Carolina (Wilmington), NC Lse Rev 06
06010211	Univ of North Carolina (Wilmington), NC Lse Rev 06
06010219	Aerospace Corp Series 2006
06010224	Fashion Inst of Tech (SUNY), NY Rev 2004 Surety II
06010226	Oregon (State of) Dept. of Admin COPs Fwd 06
06010234	New Jersey TTFA, NJ 2006
06010235	Coronado CDA, CA TABs Ref 06
06010236	Coronado CDA, CA TABs Ref 06
06010238	St. Lucie Co. SD, FL Lcl Sales Tax 2006
06010239	St. Lucie Co. SD, FL Lcl Sales Tax 2006
06010242	DASNY Muni Health Fac (PCDC), NY Lease Rev Ref 06A
06010243	Illinois Muni Pwr Elec Agy, IL Pwr Sup Sys Rev 06
06010245	Phoenix (City of), AZ CIC Sub Ex Tax Rev 06C
06010247	Providence Health Rev 06
06010251	Mesa (City of), AZ Utility Sys Rev 06
06010257	New Jersey Trans Trust Fund Auth, NJ GARVEE 06A
06010263	Fresno JPFA (Convention Cntr), CA Lse Rev 06
06010264	Fresno JPFA (Convention Cntr), CA Lse Rev 06
06010265	Mesa (City of), AZ Utility Sys Rev Ref 06
06010269	College Park (Atlanta Intl Air/Car Rental) GA 06AB
06010270	Riverside County (Cap Impr Proj), CA COP 06A
06010271	Tacoma (City), WA Sewer Rev Ref 2006AB

Schedule 1

List of Covered Policies

Policy Id	Policy
06010272	Tacoma (City), WA Sewer Rev Ref 2006AB
06010276	Washington (State of), WA COPs 06F
06010279	New Hampshire Muni Bond Bank, NH Rev 2006A
06010280	New Hampshire Muni Bond Bank, NH Rev 2006A
06010283	Emerald Coast Util Auth, FL Rev 2006
06010284	Emerald Coast Util Auth, FL Rev 2006
06010286	Michigan State Trunk Line, MI Gas Tax 2006
06010290	Sacramento Regional Cnty Sanitation Dstr,CA Rev 06
06010292	Omaha Public Power Dist, NE Elec Rev 05
06010293	Cleveland (City of), OH Pub Pwr Sys Rev Ref 2006A-
06010305	Denver (City & Co) CO Airport Sys Rev 06AB
06010307	Detroit (City), MI Sewer Disp Rev 2006AB (2nd Ln)
06010308	Detroit (City), MI Sewer Disp Rev 2006AB (2nd Ln)
06010310	New Jersey HMFA, NJ Multi-Family Rev 06DF
06010317	Louisiana State Univ (A&M), LA Aux Rev 06
06010320	California Science Center Foundation, CA Rev 06
06010323	Klickitat Co. PUD No.1, WA Elec Rev Ref 06AB
06010324	Cleveland (City of), OH Pub Pwr Sys Rev Ref 2006AB
06010326	Detroit Sewer Disposal Rev, MI 06
06010327	San Jose USD, CA COPs Ref 06
06010331	San Jose USD, CA COPs Ref 06
06010337	Alaska Railroad Corp, AK FTA (5307 & 5309) 2006
06010338	Alaska Railroad Corp, AK FTA (5307 & 5309) 2006
06010339	Marysville Joint USD, CA COPs 06
06010340	Marysville Joint USD, CA COPs 06
06010341	Denver (City & Co) CO Airport Sys Rev 06A
06010345	Cleveland (City of), OH Pub Pwr Sys Rev Ref 2006A-
06010349	Signal Hill RDA, CA Proj No.1 TABs 06A
06010350	Signal Hill RDA, CA Proj No.1 TABs 06A
06010351	Fort Smith (City of), AR Sales Tax Ref 2006
06010352	Fort Smith (City of), AR Sales Tax Ref 2006
06010361	Michigan State Building Auth., MI Lease Rev 2006
06010364	Hammond Multi-School Bldg Corp, IN Lse Rev Ref 06
06010370	Hallsdale-Powell UD, TN WWks & Swr Rev 2006
06010371	Hallsdale-Powell UD, TN WWks & Swr Rev 2006
06010375	Tampa Bay Regional Water Authority, FL Rev 06
06010376	Riverside(Galleria @ Tyler Pub Imp), CA Lse Rev 06
06010378	Long Island Power Auth, NY Electric Rev 06E
06010383	West Valley City MBA, UT Lease Rev Ref 06AB
06010384	West Valley City MBA, UT Lease Rev Ref 06AB
06010385	West Valley City MBA, UT Lease Rev Ref 06AB
06010386	Virgin Islands Pub Fac Auth 2006A
06010387	Nebraska Pub Power Dist, NE Gen Rev 06A
06010388	Springfield (City of), MO Utility Rev 06
06010389	Ohio Bldg Auth, OH St Fac Ref, Rev 06AB
06010390	Mississippi Dev Bank (MDOT), MS Spcl Obl Rev 06
06010391	Mississippi Dev Bank (MDOT), MS Spcl Obl Rev 06
06010398	Eastern Washington Univ, WA Srvs & Acts Rev Ref 06
06010399	Eastern Washington Univ, WA Srvs & Acts Rev Ref 06
06010401	Idaho St Bldg Auth (Idaho St Cap Prj), ID Rev 06
06010402	Idaho St Bldg Auth (Idaho St Cap Prj), ID Rev 06
06010404	Yuba City USD, CA COP 06
06010405	Yuba City USD, CA COP 06
06010407	Virginia Port Authority, VA Port Fac Rev 2006
06010409	Virginia Port Authority, VA Port Fac Rev 2006

Policy Id	Policy
06010411	Oglethorpe Power Corp 144A
06010413	Univ of Oklahoma (BOR), OK Rev Ref 06A
06010415	Portage Twp Multi-Sch Bldg Corp, IN Lse Rev Ref 06
06010419	Lafayette (City of), IN Sewage Wrks Rev Ref 2006
06010420	Lafayette (City of), IN Sewage Wrks Rev Ref 2006
06010426	North Texas MWD, TX Wtr Sys Rev 06A
06010427	Louisiana State Gas & Fuels Tax Rev 06A
06010437	California SPWB (CA State Univ), CA Lease 06A
06010438	Calif St Pub Wrks Brd (SPWB), CA Lse 06F
06010439	Metropolitan Wastewtr Mgmt Comm, OR Wstwtr Rev 06
06010440	Metropolitan Wastewtr Mgmt Comm, OR Wstwtr Rev 06
06010442	San Francisco Intl Arpt, CA 2nd Ser Ref 32F&G
06010444	Kansas City Metro CC, MO Lease Rev 06
06010453	Chicago (City of), IL 2nd Lien Swr Rev Ref 06AB
06010454	Chicago (City of), IL 2nd Lien Swr Rev Ref 06AB
06010455	NYC TFA, Building Aid Rev 2007S-1
06010456	Parker Water & Sanit Dist, CO W&S Rev Ref 06A
06010459	Bartow (City of), FL W&S Rev Ref 2006
06010460	South Ogden City, UT Sales Tax Rev Ref 06
06010461	South Ogden City, UT Sales Tax Rev Ref 06
06010462	Metro Washington Airport Auth, DC Arpt Rev 06B
06010463	Metro Washington Airport Auth, DC Arpt Rev 02B
06010464	Metro Washington Airport Auth, DC Arpt Rev 06C
06010467	Children’s Hospital Medical Center Rev 2006
06010468	SPWB (Cal St Univ), CA Lease Rev 06G
06010469	SPWB (Dprt Corrct & Rehab), CA Lease Rev 06H
06010470	SPWB (Dpt Mental Hlth), CA Lease Rev 06I
06010473	Grays Harbor County PUD#1, WA Elec Rev Ref 06
06010474	Grays Harbor County PUD#1, WA Elec Rev Ref 06
06010475	Ramapo College (NJEFA)Lse Rev Bds 02H,I,J (Surety)
06010476	Ramapo College (NJEFA), NJ Rev 2003H (surety)
06010478	Ramapo College (NJEFA)Lse Rev Bds 02H,I,J (Surety)
06010479	Ramapo College (NJEFA)Lse Rev Bds 02H,I,J (Surety)
06010480	Emerald Coast Util Auth, FL Rev Ref 2006B
06010481	Emerald Coast Util Auth, FL Rev Ref 2006B
06010482	West Palm Beach (City of) CRA, FL Tax Incr Rev 06A
06010483	West Palm Beach (City of) CRA, FL Tax Incr Rev 06A
06010484	LACnty Pub Wrks Fin Auth, CA Lease Ref 06AB
06010485	Castle Rock (Town of), CO W&S Rev 2006
06010489	Los Angeles (City) MICLA, CA Lease 06-A
06010490	Los Angeles (City) MICLA, CA Lease 06-A
06010491	Jackson State University (EBC), MS Rev 06A
06010492	Castle Rock (Town of), CO W&S Rev 2006
06010493	Philadelphia, PAID Lease Rev Series 2006AB
06010494	New Hampshire Muni Bond Bank, NH Rev 06B
06010496	New Hampshire Muni Bond Bank, NH Rev 06B
06010498	Bay Area Infrastr Fin Auth,CA St Pymnt Accl Nts 06
06010500	Mesa (City of), AZ Utility Sys Rev Ref 2nd 06
06010501	Norman Utilities Auth, OK W&S Util Rev 2006
06010502	Norman Utilities Auth, OK W&S Util Rev 2006
06010504	Northern Arizona Univ, AZ Sys Rev Ref 06
06010505	Arizona BOR (NAU), AZ Surety 97
06010515	Minneapolis-St. Paul, MN Airport Rev
06020002	New York St Tobacco Settl Fin Corp, NY Rev 2003B
07010002	Florida State DOE, FL CC Cap Improv Rev 2006A

Schedule 1

List of Covered Policies

Policy Id	Policy
07010003	Florida State DOE, FL CC Cap Improv Rev 2006A
07010005	Melbourne (City of), FL W&S Rev Ref 2007
07010007	U. Mass (Mass HEFA - Lowell), MA Rev Ref 07D
07010008	U. Mass (Mass HEFA - Worcester), MA Rev Ref 07E
07010009	U. Mass (Mass HEFA - Mattapan), MA Rev Ref 07F
07010010	Univ of Denver (CO Educ Cul Fac Auth), CO Rev 07
07010011	Univ of Denver (CO Educ Cul Fac Auth), CO Rev 07
07010013	Aqua Pennsylvania (Chester Cnty IDA) 07
07010026	New York City Educ Constr Fund, NY Rev 07A
07010030	Univ of Oklahoma (BOR), OK Rev 07AB
07010037	San Antonio (City), TX Sr. Lien Wtr Rev Ref 2007
07010038	San Antonio (City), TX Sr. Lien Wtr Rev Ref 2007
07010039	Escondido JPFA, CA Lease Rev Ref 07AB
07010040	Escondido JPFA, CA Lease Rev Ref 07AB
07010047	Wichita Falls, TX W&S Rev Ref 07
07010051	Palm Beach County SD, FL COPs 2007AB
07010052	West Virginia SBA, WV Rev Ref 2007 Fwd.
07010056	Kentucky SPBC, KY Rev Ref Project No. 87
07010059	Wisconsin State, WI Transp Rev Ref 07 Ser 1
07010060	Wisconsin State, WI Transp Rev 07A
07010063	Sacramento Reg Cnty San District,CA Rev Ref 07AB
07010064	Sacramento Reg Cnty San District,CA Rev Ref 07AB
07010068	Guadalupe Valley Electric Coop, Inc., TX Rev 2007
07010070	Guadalupe Valley Electric Coop, Inc., TX Rev 2007
07010071	Omaha Public Power Dist, NE Elec Rev 07
07010072	Clark County PUD No. 1, WA Elec Rev Ref 07
07010073	Clark County PUD No. 1, WA Elec Rev Ref 07
07010074	Clark County PUD No. 1, WA Generating Sys Rev 07
07010075	Clark County PUD No. 1, WA Generating Sys Rev 07
07010076	Oregon (State of) Dept. of Admin COPs Fwd 07
07010077	SPWB (Emerg. Srvs), CA Lease Rev 07A
07010078	SPWB (Cal Comm Colleges), CA Lease Rev 07B
07010087	NYC TFA, NY Building Aid Rev 2007S-2
07010088	Antelope Valley-East Kern Wtr Agncy,CA COPs 07A1
07010089	MARTA, GA Sales Tax Rev Ref 07A (Third Indenture)
07010090	Antelope Valley-East Kern Wtr Agncy,CA COPs 07A1&2
07010091	MARTA, GA Sales Tax Rev Ref 07A (Third Indenture)
07010095	Oklahoma Muni Pwr Auth (OMPA), OK Elec Sys Rev 07A
07010102	Bryan (City of), TX W&S Rev Ref & Impr 07
07010103	Bryan (City of), TX W&S Rev Ref & Impr 07
07010107	Rowan Univ (NJEFA), NJ Rev Ref 2007B
07010108	Broward County Sch Bd, FL Lease Rev COPs 07A
07010110	Indiana Fin Auth, IN Hwy Rev Ref 2007A
07010125	Kankakee River Metro Ag, IL Sr Lien Ref Rev 07
07010127	Tampa, FL Occ Lic & Non-Ad Valorem Tax, Ref 2007
07010128	Kankakee River Metro Ag, IL Sr Lien Ref Rev 07
07010132	New Jersey City Univ (NJEFA), NJ Rev Ref 2007F
07010133	Fontana RDA (Sierra Corridor), CA TAB Rev 07
07010134	Fontana RDA (Sierra Corridor), CA TAB Rev 07
07010136	Omaha Public Power Dist, NE Elec Sub Rev 07AA
07010137	Los Alamitos USD, CA COPs Ref 07
07010138	Los Alamitos USD, CA COPs Ref 07
07010139	Rohnert Park Comnty Dev Comm, CA TAB Hsg 07H
07010140	Rohnert Park Comnty Dev Comm, CA TAB Hsg 07H
07010141	Rohnert Park Comnty Dev Comm, CA TABs 07R

Policy Id	Policy
07010142	Rohnert Park Comnty Dev Comm, CA TABs 07R
07010150	California SPWB (Univ CA), CA Lease Ref 07A
07010151	California SPWB (Univ Cal), CA Lease Rev Ref 07C
07010152	California SPWB (Univ Cal), CA Lease Rev Ref 07B
07010154	Buckeye Union SD, CA COPs 07
07010155	Buckeye Union SD, CA COPs 07
07010156	Kean University (NJ EFA), NJ Rev Ref 2007DE
07010165	Lynwood USD, CA COPs Rev 07A
07010166	Lynwood USD, CA COPs Rev 07A
07010167	Cleveland State Univ, OH Rev Ref 2007
07010168	Lynwood USD, CA COPs Ref 07B
07010169	Lynwood USD, CA COPs Ref 07B
07010178	New Jersey Sports & Exp Auth, NJ Rev 2007A
07010182	Port Authority of NY & NJ 147th Cons. Bds
07010184	Miami-Dade County SD, FL Rev COPs 2007ABC
07010185	Manteca USD, CA CFD 1989-2 2007E
07010186	Manteca USD, CA CFD 1989-2 2007E
07010189	El Centro RDA, CA TABs 07AB
07010195	Buffalo Fiscal Stability Auth, NY Sales Tax 2007A
07010196	Buffalo Fiscal Stability Auth, NY Sales Tax 2007A
07010198	Sacramento County Water Finance Auth, CA Rev 07
07010201	Michigan Muni Bond Auth, MI Rev Ref 2007
07010203	Lincoln (City of), NE Electric Rev Sys 07A
07010204	Lincoln (City of), NE Electric Rev Sys 07B
07010208	San Francisco (City and County), CA COPs 07A
07010211	Sacramento County Water Finance Auth, CA Rev 07
07010213	Miami-Dade County SD, FL Rev COPs 2007B
07010214	East Bay MUD, CA Sub Water Rev Ref 07 AB
07010217	East Bay MUD, CA Sub Water Rev Ref 07 AB
07010218	Pacificorp
07010220	East Bay MUD, CA Sub Water Rev Ref 07 AB
07010222	Raleigh-Durham, NC Airport Rev 2007
07010224	Anaheim Pub Fin Auth, CA Sr Lse Rev Ref 07A-1&A-2
07010225	Anaheim Pub Fin Auth, CA Sr Lse Rev Ref 07A-1&A-2
07010226	Anaheim PFA, CA Sr Lse Rev Ref 07B (Taxable)
07010228	Anaheim PFA, CA Sr Lse Rev Ref 07B (Taxable)
07010229	Orange County, FL Tourist Dev Tax Rev Ref 2007
07010230	Kentucky Asset/Liab Comm, KY Rev Ref 07AB
07010235	Puerto Rico Elec Pwr Auth Rev Ref VV
07010236	Fashion Inst of Tech (SUNY), NY Rev 2007
07010237	Fashion Inst of Tech (SUNY), NY Rev 2007
07010241	Dist of Columbia, DC W&S Auth Sub Lien Rev 07A
07010243	Whittier RDA, CA TABs 07B (Housing) (Taxable)
07010244	Antioch USD, CA COPs 07
07010249	South Dakota Building Authority, SD Rev 07
07010251	Mesa State College, CO College Enterprise Rev 07
07010252	Mesa State College, CO College Enterprise Rev 07
07010255	Wayne Co. Airport Auth., Jr Lien New Money 2007
07010262	SPWB (Dept Correct & Rehab), CA Rev 07D
07010263	Barnard College (DASNY), NY Rev 2007AB
07010265	Brevard County, FL Local Option Gas Tax Rev 2007
07010266	Brevard County, FL Local Option Gas Tax Rev 2007
07010267	Louisiana PFA (19th Judicial Distr), LA Lease 07
07010268	Louisiana PFA (19th Judicial Distr), LA Lease 07
07010269	Sacramento Area Flood Control Agcy, CA Cons Cap 07

Schedule 1

List of Covered Policies

Policy Id	Policy
07010270	Sacramento Area Flood Control Agcy, CA Cons Cap 07
07010271	Ramona USD, CA COPs Ref 2007
07010272	Pasco County School Board, FL Rev COPs 2007
07010275	Ramona USD, CA COPs Ref 2007
07010285	Central Arkansas Univ (BOT), AR GO 07ABC
07010286	Orange Cnty Sch Brd, FL Lease Rev COPs 07A
07010288	Miami-Dade Co, FL Gtd Entitle Ref Rev 07
07010289	Univ of North Florida (Union), FL Ltd Rev 07
07010290	Univ of North Florida (Union), FL Ltd Rev 07
07010292	Univ of North Florida (Housing), FL Aux Rev 07
07010293	Univ of North Florida (Housing), FL Aux Rev 07
07010294	Florida Dept of Transp, FL Turnpike Rev 2007A
07010295	Harpeth Valley Util Dist, TN W&S Rev Ref & Impr 07
07010298	Mass Port Auth (BOSFUEL Proj), MA Rev 2007
07010299	Mass Port Auth (BOSFUEL Proj), MA Rev 2007
07010300	Allegheny Co Sanitary Auth, PA Swr Rev 07
07010301	Allegheny Co Sanitary Auth, PA Swr Rev 07
07010302	Harpeth Valley Util Dist, TN W&S Rev Ref & Impr 07
07010303	MTA, NY Transportation Rev 2007A
07010305	Houston (City of),TX Cmb Util 1st Lien Rev Ref 07B
07010321	Olivenhain MWD No. 96-1, CA Lmtd Obl Impr Ref 07
07010322	South Madison Middle SBC, IN Rev 2007
07010326	Puerto Rico Sales Tax Rev 2007
07010329	Hercules RDA (Merged Proj Area), CA TAB 07
07010335	Houston (City of), TX Airport Rev Ref 07B
07010336	Houston (City of), TX Airport Rev Ref 07B
07010339	MICLA (Figueroa), CA Lse 07B-1/B-2 (Txble)
07010340	MICLA (Figueroa), CA Lse 07B-1/B-2 (Txble)
07010341	Los Angeles (City) MICLA (Cap Equip), CA Lease 07A
07010342	Los Angeles (City) MICLA (Cap Equip), CA Lease 07A
07010347	Victor Valley Transit Authority, CA COPs 07
07010348	Hayward (City of), CA Sew Sys.Rev COPs Ref 2007
07010349	Hayward (City of), CA Sew Sys.Rev COPs Ref 2007
07010357	Calleguas-Las Virgenes PFA,CA Rev Ref 07AB
07010358	Calleguas-Las Virgenes PFA,CA Rev Ref 07AB
07010359	Indian River Cnty Sch Brd, FL COPs 07
07010360	Idaho State University, ID Rev 07
07010376	Calleguas-Las Virgenes PFA,CA Rev Ref 07AB
07010381	Alaska Railroad Corp, AK FTA (5307 & 5309) 2007
07010382	Alaska Railroad Corp, AK FTA (5307 & 5309) 2007
07010386	Colorado State University Sys, CO Ent Rev 07ABC
07010387	Illinois Muni Pwr Elec Agy, IL Pwr Rev 07ABC
07010394	Melbourne (City of), FL W&S Rev Ref 2007B
07010395	Melbourne (City of), FL W&S Rev Ref 2007B
07010396	Florida Keys Aqueduct Auth, FL Wtr Rev 2007
07010397	Florida Keys Aqueduct Auth, FL Wtr Rev 2007
07010398	South Bend Comm Sch Corp, IN Rev 2007
07010399	South Bend Comm Sch Corp, IN Rev 2007
07010404	Illinois Muni Pwr Elec Agy, IL Pwr Rev 07C
07010410	Franklin Comm MSBC, IN Lse Rev Ref 2007
07010414	New York St Thruway Auth, Gen Rev Series H
07010416	New York City Muni Wtr Fin Auth, NY W&S Rev 08AA
07010417	San Mateo (City of), CA Lease Rev Ref 07B
07010418	San Mateo (City of), CA Lease Rev Ref 07B
07010419	Central Arkansas Univ (BOT), AR GO 07C

Policy Id	Policy
07010420	Univ of California, CA Sub Lien Rev 07D
07010424	St. Peters (City of), MO Water & Sewer Rev 2007
07010426	St. Peters (City of), MO Water & Sewer Rev 2007
07010428	Miramar (City of), FL Util Sys Rev 2007
07010429	Miramar (City of), FL Util Sys Rev 2007
07010430	Philadelphia, PAID Lease Rev Series 2007AB
07010433	Maine Health & HEFA, ME Rev 2007B
07010434	Cowlitz Co. PUD No.1, WA Elec Rev 07
07010442	Calaveras County, CA COPs 07
07010443	Calaveras County, CA COPs 07
07010447	Fort Smith (City of), AR Wtr & Swr Rev 2007
07010448	Fort Smith (City of), AR Wtr & Swr Rev 2007
07010454	Washington (State of), WA COPs 07F
07010455	Wayne Co. Airport Auth., Sr. Lien Rfd. 2007
07010456	Philadelphia, PAID Lease Rev Series 2007AB
07010457	Philadelphia, PAID Lease Rev Series 2007AB
07010458	Sonoma (County of), CA (Measure F) Sales Tax 07AB
07010459	Sonoma (County of), CA (Measure F) Sales Tax 07AB
07010460	Sonoma (County of), CA (Measure F) Sales Tax 07AB
07010461	Sonoma (County of), CA (Measure F) Sales Tax 07AB
07010482	Kentucky SPBC, KY Rev Project No. 88
07010485	Escondido UHSD, CA COPs 07
07010486	Escondido UHSD, CA COPs 07
07010487	Fort Lewis College BOT, CO Aux Rev 07A,B1,B2,C,D
07010488	Fort Lewis College BOT, CO Aux Rev 07A,B1,B2,C,D
07020001	New Jersey TTFA, NJ 2006
07020002	Providence Health
84020044	E.F. Hutton Tax Exempt Trust,
84020050	Municipal Investment Trust Fun
84020054	The Municipal Bond Trust Insur
84020078	Sears Tax-Exempt Investment Tr
85020013	Sears Tax-ExemptInvestment Tru
85020021	Sears Tax-Exempt Investment Tr
85020054	Sears Tax-Exempt Investment, T
85020096	Smith Barney Insured Series 7
86010159	City of Indianapolis, Indiana
86020014	Insured Tax-Free Income Trust,
86020019	Sears Tax-Exempt Investment Tr
86990007	Arizona HELP SEries 1985
87010114	Intermountain Power Agency (A
87020002	E.F.Hutton Tax-Exempt Trust, C
88010480	CABELL, PUTNAM, WAYNE CMO 88
88010542	CABELL PUTNAM WAYNE CMO CABS
88010655	HERNANDO CNTY FL VRRB 1986 A&B
88010722	Albuquerque, NM CMO Ser 1988A
89010026	SEACOAST UTILITY AUTH 89
89010028	SEACOAST UTILITY AUTH 89
89010079	ROSS COUNTY OH 89
89010109	Sussex Co, DE Muni Ref CMO
89010123	HARRISBURG SEWER RFDG 89 2ND S
89010124	HARRISBURG SEWER RFDG 89 3RD S
89010141	Orange Co., Fl SW Rev 89
89010162	FEDERAL WAY, WA W&S 89
89010243	Pompton Lakes, NJ MUA
89010255	ESCAMBIA CNTY, FL SALES TAX 89

Schedule 1

List of Covered Policies

Policy Id	Policy
90010030	WEST ORANGE BD OF ED, NJ LEASE
90010051	AUSTIN, TX COMB UTIL 90 A & B
90010150	PALM BEACH CNTY, FL EXCISE 90
90010184	Castle Rock, Co Sewer 90 A
90010285	SAN FRANCISCO REDEV PROJ, TAB
90010289	SAN FRANCISCO REDEV PROJ, TAB
90010316	Orlando-Orange Co Exp Auth 90
90010321	Chicago Wastewater 1990
90020091	Nashville/Davidson TN W/S 86
90020374	CITY UNIVERSITY, DASNY, LEASE
90020379	CITY UNIVERSITY, DASNY, LEASE
90020380	CITY UNIVERSITY, DASNY, LEASE
90020381	CITY UNIVERSITY, DASNY, LEASE
91010042	Allegheny Co., PA Sewer 1991
91010047	Piedmont MPA, SC Elec Refdg 91
91010109	Eastern Muni Wtr Dist COP 1991
91010122	Chandler, AZ Wtr/Swr Ref, 91
91010125	New Hampshire Tpke Rev 1991
91010158	DETROIT EDISON COMPANY 1991 AA
91010165	DETROIT EDISON CO SERIES E 91
91010201	GREEN COVE SPRINGS,FL UTIL 91
91010232	UNIV MARYLAND MED SYS 91 A & B
91010269	Buffalo Sewer Auth NY Ser F 91
91010312	PIMA CNTY, AZ SEWER REV SER 91
91010345	NJ Turnpike Authority 1991A
91010378	DENVER METRO BASEBALL DIST,SLS
91010399	SAN FRANCISCO REDEV PROJ,TAB91
91010427	ALLEGHENY CO, PA SWR 91 A,B,C
91010438	GRAND RAPIDS, MI WTR SYS 1991
91010444	Clark Cnty, WA PUD No 1 1991
91010455	REGIONAL TRAN AUTH,IL SL TX91A
91010456	Piedmont MPA Elec Rev Ref 91 A
91010463	SANTA ROSA CNTY,FL EXCISETAX91
91010465	JOLIET, IL WATER & SEW REV 89
91010467	REGIONAL TRAN AUTH,IL SL TX91A
91010481	LOS ANGELES CNTY TRANS,SLS TAX
91010505	ROCK HILL, SC UTIL SYS REV 91
91010513	New Jersey Turnpike Auth 91 D
91010514	New Jersey Tpke Auth 91 Surety
91010529	REGIONAL TRAN AUTH,LA SLSTAX91
91010533	Bucks Co, PA Sew Sys 1991 A&B
91010534	Bucks Co, PA SW Wtr Sys 91 A&B
91010535	Bucks Co, PA Swr Sys 1991
91020152	Tucson Wtr, AZ Proj 84D (1991)
91020339	DASNY STATE APPROP (SUNY), 90A
92010095	Harrisburg, PA Swr 2nd Ser 92
92010096	Harrisburg, PA Swr 1st Ser 92
92010104	SAN BERNARDINO CNTY TRANS,CA92
92010108	NYS MED CARE(MNTL HLTH)LEASE92
92010134	DETROIT EDISON 92AA
92010150	St Lucie Cnty, FL Sales Tax 92
92010210	Montgomery Co, MD Bethesda 92A
92010211	Montgomery Co. MD (Silver) 92
92010216	Helena, MT Wtr Sys 92 B&C
92010223	ST. LUCIE, FL W&S 1990 Surety

Policy Id	Policy
92010226	PIERCE CNTY TRANS,WA SLS TX 92
92010229	Niagara Falls Brdg Comm 1992
92010245	Tampa, FL Water & Sewer 92A
92010247	Winston-Salem, NC Wtr/Swr 92
92010263	OKLAHOMA BAPTIST UNIV 92 REF
92010289	Richmond, VA Metro Auth ABC 92
92010332	LOS ANGELES CTC, SALES TAX 92A
92010348	Hesperia, CA Wtr Dist 92A&B
92010354	Hesperia, CA Wtr Dist 92A
92010355	Passaic Valley Water, NJ 92
92010357	Gilbert, Az Water&Sewer 92
92010360	Hesperia, CA Wtr Dist 92A
92010384	Boynton Beach, FL Wtr & Swr 92
92010401	Ridges Metro, CO GTD Sls Tax92
92010425	Lower Paxton, Pa Sewer 92 A&B
92010446	PASCO COUNTY,FL GAS TAX 92 REF
92010447	PASCO CNTY,FL GTD ENTLMT 92REF
92010468	Farmington, NM Util Rev 92
92010479	FLAGSTAFF,AZ JrLIEN HWY USR 92
92010490	Pasco Co. Fl Wtr&Swr Ref 92
92010491	Maryland Trans. Auth. 1992
92010498	South Co. Regional Wstewtr 92B
92010508	City of Fort Collins, Colorado
92010542	ARVADA (CITY OF), CO SLS TX 92
92010543	ARVADA (CITY OF), CO SLS TX 92
92010552	KENNER (CITY),LA SLSTAX 92 REF
92010570	Colorado Small Water Prog 92B
92010572	Elsinore Valley, CA MUD Ref 92
92010573	KENTUCKY TRNPK AUTH, EXC 92REF
92010607	Escambia Util Auth Ref 92B
92010608	Escambia Util Auth Ref 92B
92010623	Fulton County, GA Wtr & Swr 92
92010664	Panama City, FL Excise Tax S92
92010669	PALM BEACH CNTY, FL TAX REV 92
92010676	Santa Rosa Wastewater 92 B
92010690	Altamonte Springs, Fl Wtr&Swr
92010715	Chandler, AZ Wtr&Sw Ref 92
92010723	City of Chicago, Illinois, Was
92010746	Gainesville, GA Wtr&Swr Surety
92010747	Gainesville, GA Wtr/Swr 90 A&B
92010753	Coral Springs, FL W&S Rev 92
92010759	Margate, Fl. Wtr&Swr Rev Ref92
92010765	Bergen Co Util Auth, NJ 92 B
92020025	NYC Muni Water & Sewer 1992 A
92020027	Port Auth of NY&NJ 74th Series
92020033	Port Auth of NY&NJ 74th Series
92020073	Port Auth of NY&NJ 74th Series
92020083	PHOENIX, AZ ST/HWY JR LIEN 92
92020278	Nashville/Davidson TN W/S 86
93010003	Gainesville, GA Wtr&Swr 92 A&C
93010007	McCORMICK PLACE, IL SLS TX 92
93010013	PHOENIX, AZ ST/HWY JR LIEN 92A
93010015	Apopka, Fl Water and Swr 92
93010029	BroMenn HealthCare, IL 92 Ref
93010052	Sarasota Co., Fl Util Ref 93

Schedule 1

List of Covered Policies

Policy Id	Policy
93010053	Sarasota Co., Fl Util Ref 93
93010077	San Diego Co., Calif. Wtr 92 A
93010078	San Diego Co., Calif. Wtr 92 A
93010114	Albany, NY Muni Wtr Auth 93 A
93010115	JACKSONVILLE, FL EXC TAX 93
93010116	JACKSONVILLE, FL EXC TAX 93
93010134	Riverside City, CA Sewer 93
93010135	Riverside City, CA Sewer 93
93010147	Montgomery Co. OH Sewer 92
93010152	Detroit, MI Swr Rev. Ref 93 A
93010176	Santa Maria, CA Water Proj. 93
93010184	INDIANA UNIV STUDNT FEES 93 J
93010185	INDIANA UNIV STUDNT FEES 93 J
93010204	Boston Water & Sewer Comm Rev
93010207	Chicago, IL Wstewtr Ref 93
93010208	Chicago, IL Wstewtr Ref 92
93010210	Phoenix, AZ Wtr System Rev 93
93010248	Gainesville, GA Wtr&Swr 93 A&B
93010254	Allegheny Co. Sani Auth. 93 A
93010258	Landis, NJ Sewer Authority 93
93010269	Chandler, AZ Water&Sewer 93
93010278	Indian River County, FL W&S93
93010296	PALM BEACH CNTY,FL ADMIN REV93
93010297	PALM BEACH CNTY,FL ADMIN REV93
93010301	Hamilton County, Ohio Sewer 93
93010332	Charlotte Co., FL Utilty 93
93010341	MODESTO (CITY OF), CA LEASE 93
93010350	MIAMI UNIVERSITY,OH GEN REV 93
93010359	Santa Rosa, CA Sewer Rev 93
93010360	Eastern Municipal Wtr 93-B
93010378	PALM BEACH CNTY, FL TAX REV 93
93010379	PALM BEACH CNTY, FL TAX REV 93
93010408	MONROE COUNTY,FL EXC TAX 93REF
93010430	Big Bear Lake, CA Wtr&Pwr 93
93010448	VIRGINIA BEACH, VA COP REF 93
93010456	CONTRA COSTA TRAN AUTH, CA 93A
93010496	New Jersey American Water 93
93010499	New Smyrna Beach Utility 93
93010502	Mary Hitchcock MemHosp,NH93Ref
93010504	ROCKEFELLER UNIVERSITY, NY 91A
93010529	CHILDRENS HSP MC OBGRP,OH93REF
93010536	Niagara Falls Brdg Commiss 93
93010545	Vallejo, CA Sanitation Dist.
93010546	Magee-Womens Hosp,Pitts, PA93
93010547	Niceville Fl, Wtr & Swr Ref 93
93010553	SAN FRANCISCO RDV PROJ,TAB 93B
93010556	Bucks Co W&S Nashaminy 93
93010566	Houston, TX Airport Sys.
93010568	Nashville/Davidson Co. W/S 93
93010569	Greater Baltimore Med Ctr,MD93
93010596	Oxnard, CA Financing Authority
93010609	Ft. Myers, FL Utility Sys 93
93010610	Ft. Myers, FL Utility Sys 93
93010614	Philadelphia, PA Water & Sewer
93010643	Palm Beach Co.,FL Wtr & Swr 93

Policy Id	Policy
93010649	Pittsburgh W&S 91A Surety
93010669	Baystate Medical Center, MA93
93010671	PASSAIC COUNTY, NJ GO 93 REF
93010693	Jurupa, CA Wastewater 93
93010694	SARASOTA (CITY OF), FL W&S 93
93010731	Dunedin, Fl Wtr/Swr Ref. 93
93010732	Dunedin, Fl Wtr/Swr Ref. 93
93010733	MED CTR CENTRAL GEORGIA S93A
93010738	Fort Myers, FL Util Sys 93B
93010756	Pompano Beach, Fl Wtr & Swr 93
93010764	Chicago, Il Water Rev Ref 93
93010765	Chicago, Il Water Rev Ref 93
93010773	COLORADO SMALL WTR RES AUTH 93
93010775	Westmoreland Cnty MA, PA 93ABC
93010789	Houston, TX - Airport System
93010799	Detroit (City of), MI Water 93
93010803	Shreveport, LA - Wtr & Swr93 B
93010809	MACON-BIBB CNTY HOSP AUTH 93C
93010811	Pittsburgh, PA Wtr & Swr 93 AB
93010812	Pittsburgh, PA Wtr & Swr 93 AB
93010833	Metropolitan Nashville Arpt 93
93010835	ROGERS (CITY OF), AR SLS TX 93
93010862	Kenosha (City of), WI Sewer 93
93010865	Washington, D.C., Transit Auth
93010866	Washington, D.C., Transit Auth
93020026	North Carolina East 93A&B Sec
93020028	North Carolina East 92A&B Sec
93020061	North Carolina East 93A&B Sec
93020062	North Carolina East 92A&B Sec
93020071	North Carolina East 93A&B Sec
93020078	North Carolina East 93A&B Sec
93020094	DASNY, STATE UNIV SER 89B
93020095	DASNY LEASE 2ND RES(CUNY)90B&C
93020134	CITY UNIV/DASNY CONS REV 93A
93020195	STATE UNIV/DASNY, NY LEASE 93B
93020197	STATE UNIV/DASNY, NY LEASE 93B
93020198	STATE UNIV/DASNY, NY LEASE 93B
93020209	Salt River Proj Elec Sys Rev
93020227	DASNY, STATE UNIV SER 89B
93020282	GEORGIA MUNI ELEC AUTH, SER V
93020290	STATE UNIV/DASNY, NY LEASE 93A
94010011	Oklahoma Muni Power Auth 94
94010025	OSCEOLA CNTY,FL SLS TAX 93REF
94010026	OSCEOLA CNTY,FL SLS TAX 93REF
94010056	ST. LUCIE CNTY,FL SLS TX REF93
94010059	BAY COUNTY, FL GAS TAX 94
94010067	Oklahoma Muni Power Auth 94
94010075	Mishawaka (City), IN Swr 94A/B
94010078	Mishawaka (City), IN Swr 94A/B
94010084	FT LAUDERDALE,FL EX TX SURETY
94010088	Lancaster Cnty Wtr&Swr Dist,SC
94010095	Washington Pub Pwr SS Pr#2 94A
94010110	McMinnville City of,OR Sewer94
94010131	Baltimore, Md Water Proj. 94-A
94010132	Baltimore, MD Wastewater 94-A

Schedule 1

List of Covered Policies

Policy Id	Policy
94010142	Union (City of), SC Util Sys94
94010157	Stafford Muni Util Auth, NJ 94
94010196	NEW JERSEY TRANS/METROPARK, 94
94010199	Sumter Co,FL Gas & Gtd Ent 94
94010224	James Island PSD, SC Sewer 94
94010232	COLORADO SMALL WTR AUTH 94A
94010261	Opa-Locka City, Fl GTDENT,SUTX
94010262	Opa-Locka City, Fl GTDENT,SUTX
94010285	PALM BEACH CNTY,FL CRM JSTC RV
94010304	Miami, FL (SSGFC) Tax 94
94010322	Winston-Salem NC W&S 94 Surety
94010331	Tacoma Wa Electric Sys Ref S94
94010333	METRO PIER & EXPO AUTH,IL 94AB
94010380	RICHLAND COUNTY, SC COP SER 94
94010387	Santa Clara Vly Wtr Ds, Ca Cop
94010394	ROCKEFELLER UNIVERSITY, NY 91A
94010412	PALM BEACH CNTY,FL PB IMP RV94
94010427	South Orange Cnty PFA, CA 94C
94010431	Miami Beach, FL (SSGFC) Tax 94
94010448	Med Ctr Hospital of Vermont94
94010471	ROCK HILL, SC UTIL SYS 94
94010480	Austin TX Comb UTS Sr. Lien 94
94010488	Miami, FL Non Ad Vlm Tax 94
94010518	Tacoma, Washington Sewer 94
94010540	Forsyth Cnty, GA - Wtr&Swr 94
94010551	Srs of Providence Oblg Grp, 94
94010560	Tacoma, Washington Sewer 94
94010567	Altoona, PA Water Authority
94010591	Regional Trans Auth,IL STX94CD
94010600	Regional Trans Auth,IL STX94CD
94010607	CHARLOTTE CNTY WTR/SWR, FL 94
94010616	CHANDLER, AZ WATER & SEWER 94
94010617	CHANDLER, AZ WATER & SEWER 94
94010639	Sarasota Co., Fl Util Rev - 94
94020029	STATE UNIV/DASNY, NY LEASE 93A
94020038	Gwinnett, GA Wtr & Swr Auth 94
94020047	METRO PIER/McCORMICK PLC,IL92A
94020051	METRO PIER/McCORMICK PLC,IL92A
94020052	METRO PIER/McCORMICK PLC,IL92A
94020053	METRO PIER/McCORMICK PLC,IL92A
94020068	METRO PIER/McCORMICK PLC,IL92A
94020073	Georgia MuniElec Auth Ser Z&A
94020074	Georgia Muni Elec Auth 93C
94020075	Georgia MuniElec Auth Ser Z&A
94020076	Georgia Muni Elec Auth BB
94020077	Georgia Muni Elec Auth 93B
94020078	Georgia Muni Elec Auth 92 B
94020080	Georgia MuniElec Auth Ser Z&A
94020081	Georgia Muni Elec Auth 93C
94020082	GEORGIA MUNI ELEC AUTH, SER V
94020084	Georgia MuniElec Auth Ser Z&A
94020089	Georgia Muni Elec Auth 92 B
94020091	Georgia Muni Elec Auth 92 B
94020093	Georgia Muni Elec Auth 92 B
94020094	Georgia MuniElec Auth Ser Z&A

Policy Id	Policy
94020095	Georgia Muni Electric 92 B Sec
94020112	LOS ANGELES DEPT OF WTR, CA 93
94020121	CITY UNIV/DASNY, 2ND RES 93A
94020134	METRO PIER/McCORMICK PLC,IL92A
94020194	METRO PIER/McCORMICK PLC,IL92A
94020195	METRO PIER/McCORMICK PLC,IL92A
94020207	PHOENIX, AZ ST/HWY JR LIEN 92
94020246	METRO PIER/McCORMICK PLC,IL92A
94020255	DASNY, STATE UNIV SER 89B
94020257	STATE UNIV/DASNY, NY LEASE 93A
94020258	STATE UNIV/DASNY, NY LEASE 93A
94020265	Georgia MuniElec Auth Ser Z&A
94020300	Georgia MuniElec Auth Ser Z&A
94020303	Georgia Muni Elec Auth BB
94020304	INDIANA UNIV STUDENT FEE SER I
94020312	METRO PIER/McCORMICK PLC,IL92A
94020318	NEW YORK STATE (MCFFA) 94E
94020319	NEW YORK STATE (MCFFA) 94E
94020332	NEW YORK STATE (MCFFA) 92F
94020334	LA DWAP 1994
94020342	City of Austin - Comb Util 93A
94020346	Georgia MuniElec Auth Ser Z&A
94020347	City of Austin - Comb Util 93
94020361	Georgia Muni Elec Auth BB
94020367	METRO PIER/McCORMICK PLC,IL92A
94020369	Metro Water Dist So. CA - 93 A
94020387	Gwinnett, GA Wtr & Swr Auth 94
94020389	METRO PIER/McCORMICK PLC,IL92A
94020392	NEW YORK ST POWER AUTH-SER 91Z
94020402	LA DWAP 1994
94020416	METRO PIER/McCORMICK PLC,IL92A
94020422	METRO PIER/McCORMICK PLC,IL92A
94020427	METRO PIER/McCORMICK PLC,IL92A
94020437	MICHIGAN ST TRUNKLINE,EXCISE89
94020441	Georgia MuniElec Auth Ser Z&A
94020446	Georgia MuniElec Auth Ser Z&A
94020448	Georgia Muni Elec Auth 92 B
94020451	Georgia Muni Elec Auth 92 B
94020452	METRO PIER/McCORMICK PLC,IL92A
94020456	Gwinnett, GA Wtr & Swr Auth 94
95010016	Stockton Rev Certificates 1995
95010061	New York St Thruway Auth- 95 C
95010086	Bradenton, Florida Utility Sys
95010110	Beaufort-Jasp Co W&S Auth 92A
95010111	Beaufort-Jasp Co W&S Auth 92 B
95010134	Clifton Park Wtr Auth,NY Wtr93
95010188	Harrison Cnty, MS Wastewtr 95
95010197	Ft. Collins, Co Swr Rev Ref 95
95010201	Harrison Co Wastewtr, MS 91A
95010219	Tacoma, Washington Swr 1995A&B
95010236	Port of Portland Series Ten
95010245	Peoria, AZ Wtr & Swr Rev 1995A
95010270	ROCKEFELLER UNIVERSITY, NY 91A
95010273	JACKSONVILLE, FL SLS TX 95
95010339	Houston Airport, TX Surety 95

Schedule 1

List of Covered Policies

Policy Id	Policy
95010363	Stafford Muni Util Auth, NJ 94
95010379	Miami, Fl Non-Ad Vlm Tax 1995
95010380	Miami, Fl Non-Ad Vlm Tax 1995
95010410	ORANGE CITY, FL UTIL SYS 1995
95010436	Winston-Salem, NC W&S 95AB sur
95010442	Mesa, Arizona Utility Sys 1995
95010448	Dade County, FL Wtr & Swr 95
95010449	Mobile Co. Wtr & Fire Ser 1995
95010477	Robinson Twp MUA,PA W&S SerA95
95010484	Clark Cnty PUD No 1, Gener. 95
95010491	Miami, FL (SSGFC) Non-Ad Tx 95
95010531	Clark Cnty PUD No 1, WA Elec95
95010536	Mason Cnty, WA-PUD No. 3, 1995
95010556	Bradenton, Fl Sub Lien Ser 95
95010572	Hammond,IN Pub Imp Bd Bk 1995A
95010579	San Diego, CA Sewer 95
95010596	Illinois (State of), SaleTax W
95010600	Chicago (City),IL Wtr Rev 1995
95010603	Chicago Wstewtr Trans Jr,IL 95
95010604	Chicago (City),IL Wtr Rev 1995
95020012	Georgia Muni Elec Auth 92 B
95020016	METRO PIER/McCORMICK PLC,IL92A
95020043	LA DWAP 1994
95020046	LA DWAP 1994
95020047	METRO PIER/McCORMICK PLC,IL92A
95020051	LOS ANGELES DEPT OF WTR, CA 93
95020053	METRO PIER/McCORMICK PLC,IL92A
95020054	City of Austin - Comb Util 93A
95020063	METRO PIER/McCORMICK PLC,IL92A
95020066	LA DWAP 1994
95020117	LA DWAP 1994
95020144	City of Austin - Comb Util 93
95020156	METRO PIER/McCORMICK PLC,IL92A
95020167	NEW YORK STATE (MCFFA) 92F
95020211	SALT RIVER AG I&P DIST, AZ 93C
95020217	City of Austin - Comb Util 93A
95020240	City of Austin - Comb Util 93
95020285	WPPSS - No. 1 Refdg S89B WA
95020294	NEW YORK ST POWER AUTH 93 CC
95020295	NEW YORK ST POWER AUTH 93 CC
95020329	METRO PIER/McCORMICK PLC,IL92A
95020338	METRO PIER/McCORMICK PLC,IL92A
95020340	City of Austin - Comb Util 93A
96010001	SARASOTA (CITY OF), FL W&S 96
96010006	JACKSONVILLE, FL EXCISE TAX95A
96010018	JACKSONVILLE, FL EXCISE TAX95A
96010045	Riverside Cnty TC, CA Sls Tx95
96010046	Riverside Cnty TC, CA Sls Tx95
96010055	Bossier City, LA Utility 1996
96010059	Louisville & Jeff Co Sewer 96A
96010072	East Bay MUD, CA Water Sys 96
96010090	JACKSONVILLE,FL EXCISE TAX 96A
96010091	JACKSONVILLE,FL EXCISE TAX 96A
96010093	COLUMBIA CNTY,FL GAS TX SURETY
96010097	UNIV. OF CONNECTICUT G0

Policy Id	Policy
96010100	Lake Mary, Fl. Pub Imp Rev 96
96010114	Sarasota Co., Fl W & S Ser 96A
96010115	Sarasota Co., Fl W & S Ser 96A
96010127	Houston W&S Rev Rf,TX JR 96A&C
96010129	Lakewood Pub Fin Auth Wtr 1996
96010136	Stafford County, VA Wtr/Swr 96
96010149	SAN ANTONIO,TX CONV CTR-HOTEL
96010165	South Gate Pub Fin Wtr, CA 96A
96010203	Port StLucie FL Utl Rev CAB96A
96010211	Baltimore, MD Parking Sys 96A
96010212	Baltimore, MD Parking Sys 96A
96010213	Mary Hitchcock Mem Hosp 85A
96010234	Lake Wales, FL W & S Rev 1996
96010251	Franklin Cnty Pub Fac Corp, NC
96010259	Indian River County, FL W&S 96
96010260	NEW JERSEY-AMERICAN WTR CO 96
96010281	VANDENBERG VILL COMM SVS DT 96
96010309	Hillsborough Cnty Avtn 1996 AB
96010323	Orange City FL Utl Sys Rev 96
96010347	LAKE WALES, FLORIDA EXCISE 96
96010364	West Palm Beach, FL (SSGFC) 96
96010378	CHARLOTTE CO WTR/SWR, FL 1996
96010379	CHARLOTTE CO WTR/SWR, FL 1996
96010404	Port Canaveral,FL Auth 1996A&B
96010473	Unified Swrage Agcy,OR Sr 1996
96010474	Unified Swrage Agcy,OR Sr 1996
96010485	Dixon, City - Swr Imp Proj 96
96010505	Emerald People’s Util Dist-96
96010506	Emerald People’s Util Dist-96
96010513	Illinois St. Toll Hghwy 1996A
96010519	Fort Lauderdale, FL (SSGFC) 96
96010528	Port of Portland, OR Series 11
96010530	Tulsa Airports Improv Trust 96
96010545	NORTHERN ILL. UNIV AUX REV 96
96010548	Hawaii (State), Exc1996 Surety
96010552	Morristown, TN Water Sys 1996
96010569	BRIGHTON, COLORADO Sls 96RefB
96010570	BRIGHTON, COLORADO Sls 96RefB
96010579	JACKSONVILLE, FL EXCISE 96B&C
96010598	PASSAIC COUNTY, NJ GO 96A&B
96010601	Martin Cnty, Fl Wtr/Swr 1996
96010605	West Morgan East Law Wtr 1996
96010652	Margate, FL Wtr&Swr 96 Surety
96010663	Kansas City, KS Swr SRF Loans
96010668	Lynnwood, WA W&S Rev Ref 1996
96010680	Richmond Co, GA W&S 96A,B
96010691	Dade County Expressway Auth 96
96010701	HOUSTON WTR & SWR JR,TX 1996D
96010712	Kansas City, Mo Wtr Sys 1996B
96010717	Kansas City, Kansas Sewer
96020049	Boston Water & Sewer Sr. 92 A
96020152	MASS WATER RESOURCES 1993 C
97010002	Richmond County, GA W&S 1997
97010005	JACKSONVILLE, FL SLS TX 96
97010006	JACKSONVILLE, FL SLS TX 96

Schedule 1

List of Covered Policies

Policy Id	Policy
97010023	Wheeling, WV Comb. Wtr&Swr 97
97010028	HOUSTON W&S, TX REV REF 97ABC
97010037	Texarkana, TX W & S Rev 96B
97010038	ST. PETERSBURG,FL EXCISE DSRF
97010039	Dade County, FL Wtr/Swr 1997
97010044	Fayette Co, Ga Water Rev 96
97010050	Connecticut State GF CDA 97A
97010064	Kansas City, KS Swr Loans 1997
97010085	Maine Turnpike Authority Rev97
97010086	Bergen Co Util Auth, NJ 1997
97010104	San Diego, CA Sewer 1997 A&B
97010108	Fort Lauderdale, FL (SSGFC) 97
97010131	Everett, WA Water&Sewer 1997
97010132	Everett, WA Water&Sewer 1997
97010158	Seattle, WA Water System 97 SY
97010170	Mesa, AZ Utility System 1997
97010171	Daytona Beach, FL (SSGFC) 97
97010175	Sarasota Co., FL W & S Ser 97
97010202	Cocoa, Florida Wtr&Swr Sys 97
97010265	Corsicana, TX Wtr&Swr 1997C
97010284	NEW JERSEY-AMERICAN WTR CO 97B
97010291	Beaverton, OR Water Rev Ser 97
97010292	Beaverton, OR Water Rev Ser 97
97010298	Gilbert, Az Water&Sewer 1997
97010312	Colorado Wtr Res Dev Auth 97 A
97010330	Arizona BD of Regents (NAU) 9
97010331	Arizona BD of Regents (NAU) 9
97010337	Bossier City, LA Sales Tax 97
97010339	TUCSON, AZ ST&HWY GAS TAX 97C
97010342	Houston Arprt Syst., TX 1997
97010364	Arkansas Dev Fin Auth Ser 97
97010369	Atlanta, GA W&S Sr. Lien Ser97
97010371	Atlanta, GA W&S 2nd Lien
97010381	Burlington VT Wtr Sys Ser 97
97010382	Burlington VT Wtr Sys Ser 97
97010385	Phila, PA - Arpt Rev Ser 97AB
97010403	Fort Wayne (City), IN Water 97
97010438	Stafford Muni Util Auth, NJ 97
97010445	Regional Trans Dist, CO SLS 97
97010462	Stafford Muni Util Auth, NJ 97
97010465	Galveston, TX Wtr Sys (O&M) 97
97010471	Palm Beach Cnty, FL Non-Ad Vlm
97010491	Jacksonville Elec, FL W&S 97AB
97010518	Unified Swrage Agency,OR Sr 97
97010519	Unified Sewerage Agency Sub.97
97010520	Chandler, AZ Water&Sewer 1997
97010529	Polk County, FL Util Sys 97A&B
97010530	Lambert-St Louis Intl Airprt97
97010536	Chicago (City), IL Wtr Rev 97
97010537	Chicago (City), IL Wtr Rev 97
97010554	Water Facilities Auth, CA 97A
97010557	White House Util W&S, TN 97A&B
97010573	Regional Trans Auth,IL STAX 97
97010574	Regional Trans Auth,IL STAX 97
97010580	Texas Tpke Auth DNT Sys. 1997A

Policy Id	Policy
97010597	TX TA Dallas No Tollway Ser 97
97010605	White House Util W&S, TN 97A&B
97010611	Prescott Valley Twn, AZ Exc Tx
97010624	MESA, ARIZONA ST & HWY REV 97
97010626	Hamilton County, Ohio Swr 97A
97010632	West Palm Beach, FL (SSGFC) 97
97010641	Prescott Valley Twn, AZ Exc Tx
97010646	DASNY CUNY Cons 97AB 3rd 97-1
97010660	BATON ROUGE, LA SLS TAX 97
97010662	Marshall, TX Wtr & Swr Ser 97
97010669	RUTHERFORD CO. CUD, TN WTR 97A
97010679	Butler Area Swr Auth Rev 97AB
97010701	Modesto, CA Water Rev 97 COPS
97010705	Modesto, CA Water Rev 97 COPS
97010727	Greater Orlando, FL 1997 A,B&C
97010796	Cherokee Co, GA Wtr&Swr Auth97
97010806	Prince William,VA Wtr/Swr 97
97010808	Warren (City of) Wtr Rev 1997
97020047	STATE UNIV/DASNY, NY LEASE 93A
97020048	STATE UNIV/DASNY, NY LEASE 93A
97020052	CITY UNIV/DASNY 93BCDE REF
97020053	STATE UNIV/DASNY, NY LEASE 93A
97020054	CITY UNIV/DASNY CONS REV 93A
97020056	CITY UNIV/DASNY CONS REV 93A
97020058	STATE UNIV/DASNY, NY LEASE 93A
97020060	CITY UNIV/DASNY CONS REV 93A
97020066	CITY UNIV/DASNY CONS REV 93A
97020068	City Univ/DASNY, 2nd Res 95A
97020071	STATE UNIV/DASNY, NY LEASE 93B
97020079	MASS WATER RESOURCES 1993 C
97020102	STATE UNIV/DASNY, NY LEASE 93A
97020105	MASS WATER RESOURCES 1993 C
97020156	MASS WATER RESOURCES 1993 C
97020158	Tucson, Arizona Wtr Sys Ref 93
97020162	MASS WATER RESOURCES 1993 C
98010001	Long Beach Harbor Revnue 1998A
98010012	Colorado Wtr Res Dev Auth 97 B
98010023	Metro Nashville Arpt,TN 97
98010026	Metro Nashville Arpt,TN 97
98010027	Metro Nashville Arpt,TN 97
98010046	Hillsborough CO, FL Fuel TX 98
98010050	Hillsborough CO, FL Fuel TX 98
98010064	San Jose, CA - Airport Rev 98A
98010070	OSCEOLA CNTY, FL GAS TAX 98
98010076	Eastern KY Univ Mand Fee S&T
98010104	Longview, TX WtrSwr Rev 98B
98010106	Nashville/Davidson TN WS 98A
98010108	Escambia Co. FL Ut Auth 1998D
98010111	Escambia Co. FL Ut Auth 1998D
98010118	GRAND VALLEY UNIVERSITY, MI 98
98010124	Escambia Co., FL Utl 1998 ABC
98010125	Fairfield, OH Water Rev 1998
98010126	Escambia Co., FL Utl 1998 ABC
98010137	Longview, TX WtrSwr 98-A TWDB
98010149	Fayette Co, Ga Water Series 98

Schedule 1

List of Covered Policies

Policy Id	Policy
98010153	Akron, Ohio Waterworks Rev. 98
98010163	Daytona Beach, FL (SSGFC) 98
98010165	Nashville/Davidson TN W/S 98B
98010170	Pittsburgh, PA Wtr & Swr 98AB
98010194	Charlotte Co., FL Wtr&Swr 1998
98010197	Buffalo, NY Muni Wtr Auth 98AB
98010198	Edgefield Co. W&S Auth., SC 98
98010199	Edgefield Co. W&S Auth., SC 98
98010201	Fort Wayne (City), IN Swr 98A
98010213	Westmoreland Muni Auth W&S 98
98010215	Phila, PA - Arpt Rev Ser 98A
98010218	FORT PIERCE, FLORIDA NON-AD 98
98010219	FORT PIERCE, FLORIDA NON-AD 98
98010232	Butte-Silver Bow, MT Water 98
98010241	Baltimore, MD Prkng Sys 1998A
98010242	Baltimore, MD Prkng Sys 1998A
98010269	Parker Wtr&San Dist, CO Ref 98
98010270	Florida DOT Turnpike Rev 1998A
98010273	S. Indiana (Univ of) Std Fee F
98010277	Los Angeles, CA Wstewtr 98A&B
98010290	Chicago (City of), Il STax98
98010296	Houston Airport Sys, TX 1998A
98010304	Chandler, AZ Water & Sewer 98
98010311	Boston Water & Sewer Rev 98A
98010316	Louisville & Jeff Co Sewer 98A
98010317	Louisville & Jeff Co Sewer 98A
98010318	Houston Airport Sys, TX 1998A
98010323	Boston Water & Sewer Rev 98C
98010324	Richmond, VA Metro Auth 1998
98010326	Metro Nashville Arpt,TN 98
98010327	Metro Nashville Arpt,TN 98
98010330	Mesa County, CO Sales Tax 98
98010344	Palmdale, CA Water District 98
98010345	Palmdale, CA Water District 98
98010358	DASNY CUNY Cons 3rd Res 98-1
98010359	DASNY CUNY Cons 2nd Res 1998A
98010360	Mobile Co., AL Wtr,Swr&Fire 9
98010370	Hernando CO Sales Tax, FL 1998
98010371	Hernando Co, Florida W&S 98
98010372	Coral Springs, FL Wtr&Swr 1998
98010374	Akron (City), OH Swr Sys 98
98010378	Connecticut (St) Specl Tax 98A
98010379	New Jersey Wastewater 1998G
98010411	Winslow, AZ Water Revenue 1998
98010413	Winder, Georgia Wtr & Swr 1998
98010414	Winder, Georgia Wtr & Swr 1998
98010438	Kansas City, Mo Wtr Sys 98A&B
98010458	Harris County, TX Toll RD 97SY
98010459	Kansas City, Mo Wtr Sys 98B
98010460	Orlando-Orange CO Exp, FL JR98
98010466	Port of Seattle, WA Rev.1998A
98010474	Stafford Muni Util Auth, NJ 98
98010475	Stafford Muni Util Auth, NJ 98
98010476	Lantana, FL Utility Sys 1998
98010482	Kenosha, WI Water Rev 1998

Policy Id	Policy
98010483	Kenosha, WI Water Rev 1998
98010507	Martin Cnty, Fl Wtr/Swr 98
98010508	Martin Cnty, Fl Wtr/Swr 98
98010509	ST. JOHNS CO., FL SALES TAX 98
98010510	ST. JOHNS CO., FL SALES TAX 98
98010511	ST. JOHNS CO, FL W&S 1998
98010512	ST. JOHNS CO, FL W&S 1998
98010515	Oklahoma Tkpe Authority, 98A&B
98010516	Oklahoma Tkpe Authority, 98A&B
98010517	BATON ROUGE, LA SLS TAX 98A
98010519	Phoenix, AZ Wtr Jr Rev 1998
98010532	PIMA COUNTY, AZ SEWER 98
98010533	PIMA COUNTY, AZ SEWER 98
98010535	Terrebonne, LA Wtr Dist #1 98
98010540	Florida State BOE Lottery 98A
98010542	Florida State BOE Lottery 98A
98010544	Kansas City, KS Swr Jr Lien 98
98010548	Kansas City,KS Swr Jr Lien 98A
98010552	Lewisville, TX Wtr & Swr 98
98010559	Lancaster Cnty Wtr&Swr Dist,SC
98010574	Fulton County, GA Wtr & Swr 98
98010575	North Port Utility System 92
98010576	North Port Utility System 92
98010582	Arvada, Colorado Sls Tx Ser 98
98010602	San Bernardino, CA Sew. Rev 98
98010609	Scottsdale Prsrve Auth, AZ 98
98010613	Seattle, WA Wtr Sys Rev 98
98010624	Winston-Salem, NC W&S 98 Sur
98010628	Volusia County, FL Wtr/Sew 98
98010633	Grand Rapids Sewer Rev 1998A
98010634	Grand Rapids Sewer Rev 1998A
98010643	Fresno, CA Water System 1998 A
98010657	West Wilson Util, TN Wtr 1998
98010658	HAWAII STATE-HIGHWAY REV 98
98010660	HAWAII STATE-HIGHWAY REV 98
98010668	Texas City, TX W&S (GCWA) 98-C
98010673	Lakehaven Util Dist, WA W&S 98
98010684	Pinellas Co, Fl. Sewer Rev 98
98010685	Pinellas Co, Fl. Sewer Rev 98
98010686	Dade Co., Fl Aviation 1998A&B
98010687	Oklahoma Tkpe Authority, 1998B
98010688	Oklahoma Tkpe Authority, 1998B
98010691	Philadelphia, PA -Arpt Rev 98B
98010693	Philadelphia, PA -Arpt Rev 98B
98010700	Warren Co, OH Wtrwks Rev 1998
98010701	Warren Co, OH Wtrwks Rev 1998
98010708	NEW JERSEY-AMERICAN WATER 98A
98010711	Napa Sanitation Dist., CA 98A
98010716	San Francisco Arpt 18A-18B-19
98010718	Putnam Cnty JBC, In Lease 98
98010721	Dallas Co Wtr Dist 6,TX W&SRev
98010739	Salinas, CA Wastewater Rev 98
98010745	Oklahoma St Univ Util Revs 98
98010748	San Diego, CA Water Revenue 98
98010769	Illinois, Sales Tax McCorm98AB

Schedule 1

List of Covered Policies

Policy Id	Policy
98010795	Greater Buffalo,NY Int Arpt 98
98010802	Weslaco, TX Wtr & Sew (TWDB)9
98010807	POLK COUNTY,FL FUEL TAX DSRF96
98010809	Greater Orlando, FL Airport 98
98010819	Peoria, AZ Wtr & Sew 98 A&B
98010822	Peoria, AZ Wtr & Sew 98 A&B
98010823	Peoria, AZ Wtr & Sew 98 A&B
98010825	Ohio Turnpike Commission 98AB
98010827	Central Michigan Univ, MI 1998
98010832	Wichita, Kansas Wtr & Swr 98
98010834	Wichita, Kansas Wtr & Swr 98
98010835	Florida State BOE Lottery 98B
98010836	Florida State BOE Lottery 98B
98010851	Lancaster Cty AVTSA, PA 98
98010856	Miramar, FL Water Imp Assmt 98
98010864	Tampa Bay Reg Wtr Auth FL 98AB
98010886	Ohio Turnpike Commission 98B
98010893	TOLEDO (UNIV OF),OH GEN RECT98
98010907	TX Tpke Auth Dallas N Toll 98
98010911	Colorado Wtr Res Dev Auth 1998
98010916	Willingboro MUA,NJ Wtr/Swr 98G
98010919	MIAMI UNIV,OH GEN RECEIPTS 98
98010924	New York LGAC Sales Tax 1998A
98010925	Port Authority of NY & NJ 116
98010928	Lauderhill, FL TAX REV 98
98010937	Douglsvll-Dgls Co W&S Ath GA98
98010938	ORANGE CO., FL Guar. Ent. 98
98010950	Wisconsin (State)MotorVeh 98B
98010956	New York, NY Muni Wtr 99A
98010970	Charleston, SC Wtrwrks&Swr 98
98010975	San Diego Co., CA. Wtr Rev 98A
98010977	Houston Airport, TX Rev 98B&C
98010982	Longview City TX WtrSwrRev 98C
98010992	Clearwater, FL W&S Rev 98
98010994	Regional Trans Auth,LA SlsTx97
98011000	Houston Airport, TX Rev 98B&C
98011006	Folsom Water Rev, CA Series 98
98011007	Folsom Water Rev, CA Series 98
98011011	Port Angeles, WA Wtr&Sew Rev98
98011013	Rutgers State Univ GO, NJ 98A
98011015	Spartanburg, S.C. Wtr Rev 98
98011016	Port Angeles, WA Wtr&Sew Rev98
98011030	San Mateo, CA Sewer Rev. 98A&B
98011036	Brea Pub Fin Auth, CA Wtr 98
98011042	Port of Portland, Oregon 12ABC
98011049	Port Auth of NY/NJ Cons 117
98011056	Port of Portland, Oregon 12ABC
98011063	New York City TFA 99A
98011068	Regional Trans Auth,LA SlsTx97
98011094	PRESCOTT,AZ MPC EXCISE TAX 98F
98011100	Alderwood Water District, WA98
98011102	Cherokee Co W&S Auth Rev 1998
98011122	Fort Lauderdale, FL Excise 98C
98011131	Mitchell Elem SBC,IN 1998
98011133	Honolulu, HI Swr Rev/Jr.Lien98

Policy Id	Policy
98011134	Honolulu, HI Swr Rev/Sr.Lien98
98011135	Lambert-St Louis Intl Airprt98
98011138	SARASOTA Co, FL GTD ENTITLE 98
98011143	Corona Pub Fin Auth,CAWtrRev98
98011144	Corona Pub Fin Auth,CAWtrRev98
98011149	Rutgers/New Bruns Housing 1998
98011150	SARASOTA (CITY OF), FL W&S 98
98011161	Fort Wayne (City), IN Swr 98B
98011176	Mass WtrPolAbmnt NewBedford 98
98020004	Houston Univ Of, TX Cons Rev98
98020015	New York City TFA 98B
98020017	New York, NY Muni Wtr Auth 98D
98020018	New York, NY Muni Wtr Auth 98D
98020019	New York City TFA 98B
98020020	New York, NY Muni Wtr Auth 98D
98020025	New York, NY Muni Wtr Auth 98D
98020029	New York, NY Muni Wtr Auth 98D
98020030	New York, NY Muni Wtr Auth 98D
98020043	New York, NY Muni Wtr Auth 98D
98020046	New York City TFA 98B
98020057	New York, NY Muni Wtr Auth 98D
98020072	New York City TFA 98C
98020073	New York City TFA 98C
98020076	New York City TFA 98B
98020079	New York City TFA 98B
98020085	New York City TFA 98B
98020086	New York City TFA 98B
98020091	New York City TFA 98B
98020092	New York City TFA 98B
98020093	New York City TFA 98B
98020095	MASS WATER RESOURCES 1993 C
98020126	DASNY CUNY Cons 3rd Res 1998-2
98020143	DASNY CUNY Cons 3rd Res 1998-2
98020145	DASNY CUNY Cons 3rd Res 1998-2
98020146	MASS WATER RESOURCES 1993 C
98020176	New York City TFA 98B
98020186	STATE UNIV/DASNY, NY LEASE 93A
98020187	STATE UNIV/DASNY, NY LEASE 93A
98020191	New York City TFA 98C
98020192	New York City TFA 98B
98020193	New York LGAC Sales Tax 93C
98020194	City Univ/DASNY, 2nd Res 95A
98020196	Charleston, SC Wtrwrks&Swr 98
98020197	Charleston, SC Wtrwrks&Swr 98
98020198	New York, NY Muni Wtr 99A
98020199	New York, NY Muni Wtr 99A
98020200	New York, NY Muni Wtr 99A
98020201	New York, NY Muni Wtr 99A
98020202	New York, NY Muni Wtr 99A
98020207	New York, NY Muni Wtr 99A
98020208	New York, NY Muni Wtr 99A
98020211	New York, NY Muni Wtr Auth 98D
98020214	New York, NY Muni Wtr 99A
98020216	New York State GO & Lease 97
98020221	New York City TFA 98B

Schedule 1

List of Covered Policies

Policy Id	Policy
99010016	Cent. Puget Sd RTA, WA SLTX 99
99010017	Cent. Puget Sd RTA, WA SLTX 99
99010032	Boston W & S Comm Rev 98D
99010043	Orange County, FL Sales Tax 99
99010049	Kitsap Co., WA Sewer Rev 99
99010050	Kitsap Co., WA Sewer Rev 99
99010059	Collier Co, FL W&S Rev, 1999
99010061	Collier Co, FL W&S Rev 1999
99010064	Ball State Univ,IN StudFeeI 98
99010065	Allen, TX W&S Rev. Series 1999
99010069	Chicago (City of),Il SaleTax99
99010073	Chandler, AZ W&S 99 (Surety)
99010085	Fair Oaks Wtr Dist Rev COPS 98
99010102	Cocoa, FL Wtr&Swr Sys 1998
99010114	Hurst, TX Wtrwrks & Swr, Ser99
99010120	Butler Cnty, MO Lease 98 Rfdg
99010129	Los Angeles, CA Wastewater 99A
99010138	New Hampshire Turnpike Rev99AB
99010142	Florida State BOE Lottery 98C
99010143	Florida State BOE Lottery 98C
99010149	Richmond, VA Met Auth Toll 99
99010150	Southeastern PA Tran Auth,99AB
99010152	Southeastern PA Tran Auth,99AB
99010166	Alderwood Water District, WA99
99010174	Metro Domestic Wtr Dist, AZ 98
99010175	Metro Domestic Wtr Dist, AZ 98
99010182	PIERCE CNTY TRANS,WA SLS TAX99
99010194	JACKSONVILLE, FL EXCISE TAX 99
99010195	JACKSONVILLE, FL EXCISE TAX 99
99010237	San Diego, CA Sewer 99 A & B
99010241	New York ST ThruwyAuthGasTx99A
99010256	Butler County, OH Sewer Rev 99
99010270	Central Pug Sd RTA, WA SLTX 99
99010274	North Texas Muni Water Dist.99
99010281	Port of Portland, Oregon 14&15
99010291	Arvada, Colorado Sls Tx Ser 99
99010292	Arvada, Colorado Sls Tx Ser 99
99010296	South Island Pub Svc Di, SC 99
99010297	South Island Pub Svc Di, SC 99
99010303	Mission EDC, TX Sb Ln Sls Tx99
99010314	Loudoun Co., VA Sanit Auth 99
99010315	Kankakee, IL Sewerage 99AB
99010317	Atlanta, GA Water & Sewer 1999
99010318	UNIV. OF CONNECTICUT G0 99A
99010319	PICA/Philadelphia Wage Tax 99
99010323	PICA/Philadelphia Wage Tax 99
99010331	Clackamas SD 1 OR Sew Surety94
99010336	CASA GRANDE, AZ EXCISE TAX 99
99010342	Toledo, OH Water Rev 1999
99010350	West Melbourne, FL W/S, Ser 99
99010356	Miami-Dade Cnty, FL Wtr/Swr99A
99010358	Metro Washington DC Arpt 99Rfg
99010359	Metro Washington DC Arpt 99Rfg
99010378	NORTHERN KENTUCKY U, CONS ED99
99010381	ST. JOHNS CO. FL W&S Ser.99AB

Policy Id	Policy
99010383	ST. JOHNS CO. FL W&S Ser.99AB
99010384	ST. JOHNS CO. FL W&S Ser.99AB
99010393	San Francisco Park. Auth 99-1
99010394	San Francisco Park. Auth 99-1
99010401	San Francisco, CA Arpt 23A
99010402	San Francisco, CA Arpt 23B
99010404	AVONDALE, ARIZONA EXCISE TAX99
99010405	AVONDALE, ARIZONA EXCISE TAX99
99010406	Jefferson Co CO Sls Tx Open 99
99010407	Jefferson Co CO Sls Tx Open 99
99010409	Pennsylvania-American Wtr 1999
99010431	Bartow, FL Water & Sewer Ser99
99010438	Celina, OH Wastewater Rev
99010447	New York ST Thruwy Auth TF 99B
99010452	PHM Sch Renov BC, In Lse 99
99010454	Clifton Park Wtr Auth,NY 1999A
99010457	FLORIDA PRSV 2000,DOC STAMP99A
99010461	Colorado Springs, CO Sls Tx 99
99010469	Greater Orlando, FL Arpt 99A&B
99010488	Wichita, KS Wtr & Sew Rev 99
99010489	Wichita, KS Wtr & Sew Rev 99
99010493	Oro Valley Mun Prop Corp,AZ 99
99010497	Seattle, WA Water System Rev99
99010504	Tucson, AZ Water Rev 1994-C 99
99010507	Hillsborough Co Avt Ath,FL99AB
99010515	Tarrant Cnty WC&ID, TX Rev 99
99010519	WAYNE STATE UNIV, MI GEN REV99
99010534	ST. Louis, MO GO 99
99010567	Jackson, MS Water & Sewer 99
99010568	Jackson, MS Water & Sewer 99
99010583	Metro Nashville Apt,TN 95,98AB
99010588	Minneapolis-St.Paul ArptRev 99
99010590	Napa County, CA Sales Tax 1999
99010595	Central Lake Co. Jt Wtr, IL 99
99010600	West Palm Beach, FL Wtr&Swr 99
99010602	St. Peters, MO Wtr&Swr 1999
99010603	St. Peters, MO Wtr&Swr 1999
99010610	Napa County, CA Sales Tax 1999
99010612	Tamarac, FL Sales Tax 1999
99010613	Tamarac, FL Sales Tax 1999
99010615	MANDEVILLE,LOUISIANA SLS TAX99
99010632	Contra Costa Wtr Dst, CA Rev99
99010633	Contra Costa Wtr Dst, CA Rev99
99010636	Jacksonville, FL Excise Tax99B
99010641	Martinez, CA Water COPs Ser 99
99010642	Martinez, CA Water COPs Ser 99
99010664	Ft. Wayne,IN Waterworks Surety
99010668	St. John, MO COP Series 1999
99010671	Escambia Co., FL Util Auth 99
99010672	Escambia Co., FL Util Auth 99
99010676	Akron (Univ of),OH Gen Recpt99
99010680	EAST BATON RGE PSH,LA SLSTX99A
99010683	Prince William Cty,VA WtrSwr99
99010690	Illinois Sale Tax McCorm99ABCD
99010693	St.Petersburg,FL SSGFC NonAd99

Schedule 1

List of Covered Policies

Policy Id	Policy
99010694	Turlock (City), CA Swr Rev 99
99010701	St.Petersburg,FL SSGFC NonAd99
99010702	Charlotte, NC Wtr & Swr Rev 99
99010729	Jacksonville, FL Excise Tax99B
99010736	Lafayette, LA Sales Tax 99B
99010737	Florida Ports Financing Comm99
99010742	Durango, Colorado Sls Tax 99
99010743	Durango, Colorado Sls Tax 99
99010751	Fort Myers (City), FL Util 99A
99010752	Fort Myers (City), FL Util 99A
99010757	Tampa Bay Wtr Auth FL Rev 99
99010758	San Francisco BART, Sls Tax 99
99010768	Phila. Sub. Water Corp. 1999
99010770	Tucson, Arizona Water Sys 99A
99010785	Alabama Pub Sch & Coll Auth 99
99010788	Port Authority of NY/NJ 118
99010800	Seattle, WA Water System 99B
99010815	Beaufort-Jasp Co W&S Rev 99
99010816	Beaufort-Jasp Co W&S Rev 99
99010833	Gainesville, GA Wtr & Swr 99
99010838	Gainesville, GA Wtr & Swr 99
99010845	King County, WA Sewer Rev 99
99010850	Vancouver, WA Water & Sewer 99
99010861	Austin Car Rental Tax, TX 99
99010862	Austin Car Rental Tax, TX 99
99010886	Alabama Pub Sch & Coll Auth99D
99010887	Tulsa Airports Improv Trust99
99010888	Tulsa Airports Improv Trust99
99010890	San Antonio, TX Wtr Rev Sr 99
99010907	Corsicana, TX Wtr & Swr Rev 99
99010911	Longview, TX Wtr & Swr Rev 99
99010915	Connecticut (St) Specl Tax 99A
99010921	Detroit,MI Water Rev 1999A
99010922	Detroit,MI Water Rev 1999A
99010924	Culver City, CA Wastewater 99
99010926	INDIANA U Stud Fee SerM Surety
99010935	Ross Co Water Company OH Rev99
99010938	Ross Co Water Company OH Rev99
99010945	El Paso, TX Water & Sewer 99C
99010953	Margate, FL Wtr & Swr Rev 1999
99010961	Ennis Eco Dev Corp,TX SlsTax99
99010965	DASNY-SUNY Series EDL FACS 99
99010970	Pittsburgh,PA Airport Rev 99
99010978	Detroit, MI Sewer Disposal 99A
99010979	Detroit, MI Sewer Disposal 99A
99010982	Louisville&Jeff Co Swr Rev 99A
99010983	Louisville&Jeff Co Swr Rev 99A
99010992	Central Missouri St Univ,MO 99
99020001	New York LGAC Sales Tax 93C
99020004	Pennsylvania GO 98 3rd Series
99020018	New York City TFA 98B
99020034	New York City TFA 98C
99020053	New York City TFA 98B
99020056	New York City TFA 98C
99020063	DASNY LEASE 2ND RES(CUNY)90B&C

Policy Id	Policy
99020067	New York City TFA 99B
99020070	Fulton County, GA Wtr & Swr 98
99020071	New York, NY Muni Wtr Auth 98D
99020072	New York City TFA 99B
99020078	New York City TFA 98C
99020079	New York City TFA 98B
99020084	City Univ/DASNY, 2nd Res 95A
99020087	DASNY CUNY Cons 3rd Res 98-1
99020090	New York City TFA 98C
99020093	New York City TFA 98C
99020095	New York City TFA 99C
99020100	New York City TFA 98C
99020103	New York City TFA 98B
99020108	New York City TFA 99A
99020109	New York City TFA 99A
99020112	Colorado Springs, CO Sls Tx 99
99020113	Colorado Springs, CO Sls Tx 99
99020114	Mass Port Auth,Rev Bonds 98D/E
99020119	New York City TFA FY98 A
99020131	New York, NY Muni Wtr Auth 98D
99020146	New York City TFA 98B
99020157	New York City TFA 98B
99020167	New York, NY Muni Wtr Auth 97A
99020176	New York, NY Muni Wtr 99A
99020206	New York, NY Muni Wtr Auth 98D
99020208	New York City TFA 99B
99020211	New York City TFA 99B
99020223	San Diego Co., CA Wtr Rev 97A
99020240	DASNY CUNY Cons 3rd Res 98-1
99020247	Mass Port Auth Rev, MA 1999C-D
99020252	New York, NY Muni Wtr Auth 97A
99020273	DASNY LEASE 2ND RES(CUNY)90B&C
99020275	New York City TFA 98C
99020280	New York State GO & Lease 97

EXHIBIT A

FORM OF NOVATION ENDORSEMENT

[Letterhead of National]

National Public Finance Guarantee Corporation

113 King Street

Armonk, NY 10504

[Toll Free # to be inserted]

NOVATION ENDORSEMENT

On             , 20[—], the Supreme Court of the State of New York (the “Rehabilitation Court”), Case No. Index No. 401265/2012, approved a Plan of Rehabilitation, Novation Agreement and this Novation Endorsement for Financial Guaranty Insurance Company (“FGIC”). As a result of the Rehabilitation Court’s approval of these documents, National Public Finance Guarantee Corporation (“National”) has assumed and accepted all liabilities of FGIC under the express contractual terms of your financial guaranty insurance policy issued by FGIC.

This Novation Endorsement attaches to and forms part of your financial guaranty insurance policy issued by FGIC. Except as described in the amendments below, your financial guaranty insurance policy remains unchanged. The amendments to your financial guaranty insurance policy are as follows:

— All references to the name “Financial Guaranty Insurance Company” are hereby changed to “National Public Finance Guarantee Corporation.”

— Any references to the address of FGIC for the provision of notice or otherwise, are hereby changed to National Public Finance Guarantee Corporation, 113 King Street, Armonk, NY 10504.

— [Additional relevant changes to be included].

You, as the holder of the policy, obligors of the obligations insured by the policy and all other interested persons are directed to pay all future premiums and recoveries, if any, and to submit all claims, if any, under or with respect to such policy solely and directly to National and to treat National for all purposes as if it had originally issued or written such policy instead of FGIC.

All other terms, provisions and conditions of your financial guaranty insurance policy remain unchanged except as described in this Novation Endorsement.

Please use the administrative address for National noted above to send premium payments, obtain claims forms and/or file claims.

IN WITNESS WHEREOF, National Public Finance Guarantee Corporation has, by its [Authorized Officer], executed this Novation Endorsement as of the      day of              20    .

Name:	Name:
Title:	Title:

EXHIBIT B

INDEMNIFICATION BY NATIONAL

National hereby agrees to indenmify, defend and hold harmless FGIC and its Affiliates and their respective directors, officers, employees, agents, advisors, legal counsel, auditors, other representatives, equityholders and successors and assigns (collectively, the “Indemnitees” and, each, an “Indemnitee”) from and against any and all Liabilities incurred by any such Indemnitee to the extent relating to or arising from (i) National’s exercise, or its refusal or other failure to exercise, any Covered Policy Rights, unless the exercise or refusal or other failure to exercise such Covered Policy Rights was undertaken by National at the written direction of FGIC, (ii) any National Extra Contractual Obligations and (iii) any actions taken by any Indemnitee pursuant to Section 4.7 of this Agreement at the request of and in accordance with the directions of National. Notwithstanding anything contrary in this Agreement, the indemnification provided for in this Exhibit B will be the sole and exclusive remedy against National and its Affiliates and their respective directors, officers, employees, agents, advisors, legal counsel, auditors, other representatives, equityholders and successors and assigns for any indemnifiable losses suffered or incurred by the Indemnitees by reason of the matters set forth in clauses (i), (ii) and (iii) above.

Each Indemnitee shall give written notice as promptly as reasonably practicable to National of any claims or action commenced against it in respect of which indemnity may be sought hereunder (each, a “Claim”), but failure to so notify National shall not relieve National from any liability hereunder unless and to the extent such failure has materially prejudiced the rights of National. Any failure of an Indemnitee to so notify National shall not result in any liability of an Indemnitee to National.

Subject to the next sentence, National shall have the right, at its option and expense, to assume any defense of any Claim; provided, that within 20 days of receiving the notice with respect to such Claim pursuant to the above notice provision (or such shorter period of time as an answer to such Claim or other responsive action may be required), National, by written notice delivered to the Indemnitee, elects to assume such defense and National acknowledges in writing its obligation hereunder to indemnify the Indemnitee with respect to such Claim and periodically thereafter provides the Indemnitee with reasonably sufficient evidence of the ability of National to satisfy such Claim. Notwithstanding the foregoing, National shall not have the right to assume the defense of any Claim if (x) representation of both the Indemnitee and National by the same counsel would be prohibited by rules or regulations governing the professional conduct of such counsel due to actual or potential differing interests between them, (y) the Indemnitee determines in good faith that there is a significant possibility that such Claim may materially and adversely affect it or its Affiliates other than as a result of monetary damages and so notifies National of such determination, or (z) National has not assumed such defense pursuant to the first sentence of this paragraph within 20 days (or such shorter period described in such sentence) of receiving written notice of such Claim.

If National has assumed the defense of a Claim in accordance with this Exhibit B, then the following shall apply:

(i)	except as provided in clause (v) below, the Indemnitee shall have the right to participate and assist in, but not control, the defense of such Claim and to employ its own counsel in connection therewith;

(ii)

except as provided in clause (v) below, National shall not be liable to the Indemnitee for the fees, costs, or expenses of the Indemnitee’s counsel or other fees, costs, or expenses incurred by the Indemnitee in connection with participating in the defense of such Claim, except that National shall be liable for any such fees, costs, and expenses incurred prior to the time that National assumed such defense;

(iii)	counsel used by National in connection with the defense of such Claim shall be reasonably satisfactory to the Indemnitee;

(iv)

except as provided in clause (v) below, National shall have no liability with respect to any compromise or settlement of such Claim effected without its consent, such consent not to be unreasonably withheld, conditioned, or delayed;

(v)

if National shall fail to defend diligently such Claim, then (A) the Indemnitee shall have the right, upon written notice to National, to assume control of the defense of such Claim, (B) National shall be liable to the Indemnitee for the fees, costs and expenses of the Indemnitee’s counsel from after the date of any notice delivered pursuant to the preceding clause and other fees, costs and expenses incurred by the Indemnitee in connection with the defense of such Claim and (C) National shall be liable for any compromise or settlement in good faith of such Claim effected by the Indemnitee; and

(vi)

National may effect any compromise or settlement of such Claim only with the consent of the Indemnitee, which consent shall not be unreasonably withheld, conditioned, or delayed, and only if (1) such compromise or settlement includes a full release of the Indemnitee, (2) neither the Indemnitee’s business nor its name nor the business or name of any of its Affiliates will be damaged by such compromise or settlement, (3) such compromise or settlement is limited strictly to monetary damages, and (4) the Indemnitee has not previously assumed control of the defense of such Claim in accordance with clause (v) above.

If National does not assume the defense of a Claim (whether because it elects not to or has no right to), without limiting the provisions of clause (v) of the preceding paragraph, the following shall apply:

(i)	National shall have the right, at its sole cost and expense, to participate in, but not control, the defense of such Claim and to employ its own counsel in connection therewith; and

(ii)	National shall have no liability with respect to any compromise or settlement of such Claim effected without its consent, which will not be unreasonably withheld, conditioned, or delayed.

The Parties agree to cooperate to the fullest extent possible in connection with any Claim in respect of which indemnification is sought under this Exhibit B.